              --------------------------------------------------
                            SMITH BARNEY MUNI FUNDS
                        NEW YORK MONEY MARKET PORTFOLIO
                              NEW YORK PORTFOLIO
              --------------------------------------------------

                       ANNUAL REPORT  |  MARCH 31, 2001





                              [LOGO] Smith Barney

                                  Mutual Funds

                Your Serious Money. Professionally Managed./SM/




           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

                          A MESSAGE FROM THE CHAIRMAN



[PHOTO]

HEATH B.
MCLENDON
CHAIRMAN

-------------

The year 2001 has begun as a period of transition and consolidation for U.S. securities markets. The bond market in particular has witnessed a dramatic change over the past year, reflecting a shift in Federal Reserve Board ("Fed") policy from monetary tightening to easing of interest rates. The stock market's volatility continues to make headlines, and we have seen investors move more of their assets into bonds -- attracted by the steady stream of interest income.

As you may know, state-specific municipal bond funds seek to provide current income free of federal and in some cases, state and local taxes. We manage the Smith Barney Muni Funds -- New York Money Market Portfolio and New York Portfolio ("Portfolio(s)") to seek as high a level of income exempt from federal income taxes/1/ and New York personal income taxes as is consistent with prudent investment management.

Experienced portfolio managers Joseph P. Deane and Joseph Benevento, seek to minimize the effects of market volatility by carefully adjusting both the exposure to interest rate movements and the credit quality of the securities in response to changing market conditions. They use a system of fundamental credit analysis to seek what they deem to be the best opportunities for yields in the municipal bond market, primarily among New York State bonds.

As the global economy becomes more balanced and the U.S. is being plagued by market instability, it has become more important than ever to choose an investment manager you trust.


Thank you for your continued confidence in our investment management approach.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

April 15, 2001

--------
1 Please note that a portion of the Portfolios' income may be subject to the Alternative Minimum Tax ("AMT").


        1 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

[PHOTO]
JOSEPH P. DEANE
Vice President


[PHOTO]
JOSEPH BENEVENTO
Vice President

Dear Shareholder,
        We are pleased to provide the annual report for the Smith Barney Muni Funds -- New York Money Market Portfolio and New York Portfolio ("Portfolio(s)") for the year ended March 31, 2001. In this report we have summarized what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of each Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Please note, the information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolios, or that the percentage of the Portfolios' assets held in various sectors will remain the same. Please refer to pages 10 through 27 for lists and percentage breakdowns of the Portfolios' holdings. Also, please note that any discussion of the Portfolios' holdings is as of March 31, 2001 and is subject to change.

New York Money Market Portfolio's Performance Update
As of March 31, 2001 the seven-day current yield was 2.88% and seven-day effective yield/1/ which reflects compounding was 2.92%.

Please note that your investment in the Portfolio is neither insured, nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

--------
1 The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Portfolio or a class within the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the effect of the assumed reinvestment.


        2 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

Municipal Money Market Overview
During the period, the U.S. economy slowed down and the Fed moved more aggressively than usual in response to weaker demand. The 1.5% interest rate cut that has occurred in three, half-point moves starting January 3, 2001 marked the biggest period of Fed easing since a 1.75% decrease in rates in late 1984 when Paul Volcker was Fed Chairman. In our view, this prompt easing is likely to accelerate the healing process, even if economic activity deteriorates abruptly in the very near term.

Last year, the impact of the April 15th tax payment deadline had a significant impact with respect to outflows from the short-term tax-exempt securities market. Many investment professionals believe that this year will be a repeat of last year. The outflows from the short-term, tax-exempt securities may be slightly muted due to the effects of a slowing economy and declines in the U.S. stock market.

In the Variable Rate Demand Obligation ("VRDO")/2/ market, which represents the shorter end of the municipal money market yield curve,/3/ supply and demand imbalances have led to increased volatility during periods of cyclical cash flows. Over the normal course of the year, tax-exempt money funds tend to experience large cyclical cash flows. For example, during the month of April, yields for VRDOs generally surge as tax-exempt money funds experience large redemptions relating to income tax payments. Moreover, during the month of July, when tax-exempt money funds experience large inflows from bond coupon collections and bond calls, yields often quickly retreat to levels more expensive than their taxable equivalents.

New York Economic Highlights/4/
Despite a national economic slowdown, New York's economy continues to prosper on a relative basis with a high credit rating and stable levels of employment. As a result of improved discipline in both the financial and debt areas, the state's credit rating was upgraded two levels in December 2000 by Standard & Poor's Investors Service bringing its credit rating to its highest level in 21 years.

--------
2 VRDO's are demand instruments that usually have an indicated maturity of more than one year, but they contain a demand feature that enables the holder to redeem the investment on no more than 30 days notice. These instruments provide for automatic adjustment of new rates on set dates and are generally supported by letters of credit issued by domestic or foreign banks.
3 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
4 Sources: Fitch IBCA, Duff & Phelps.


        3 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

Also, New York's rate of job growth outpaced the national average for two years in a row. In our opinion, these and other factors have made us optimistic about New York State's long-term economic prospects.

New York Portfolio Performance Update
For the year ended March 31, 2001, the Portfolio's Class A shares, without and with sales charges, returned 10.57% and 6.17%, respectively. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")/5/ returned 10.92% for the same period. Past performance is not indicative of future results.

As of March 31, 2001, the Portfolio's holdings were concentrated among education bonds (18.6%), transportation bonds (13.5%) and pre-refunded bonds (12.3%).

Market and Economic Overview
During the period, the bond market has performed relatively well, and we have observed periods of rallies in anticipation of further easing of monetary policy by the Federal Reserve Board ("Fed"). The market has been steady from the perspective of the U.S. Treasury market, with the long bond yielding between 5.4% and 5.9%. Over the near term, we expect the Fed to continue to ease short-term rates. (Of course, no guarantees can be given that our expectations will be met.)

The Fed has moved more aggressively than usual in response to weaker demand. The 1.5% decline in interest rates, which has occurred in three, half-point moves starting January 3, 2001, marked the biggest period of Fed easing since a 1.75% decrease in interest rates in late 1984 when Paul Volcker was Fed Chairman./6/ In our view, this prompt easing is likely to accelerate the healing process, even if economic activity deteriorates abruptly in the very near term.

Fed Chairman Alan Greenspan has warned that the U.S. economic growth has slowed substantially and some downside risks may predominate in the coming months. But the Fed chief was also quick to point out that he sees signs that the economy will emerge quickly from the slowdown. Greenspan recently released new Fed projections that U.S. annual Gross Domestic Product ("GDP")/7/ would

--------
5 The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note an investor cannot invest directly in an index.
6 On April 18, 2001, after this letter was written, the Fed cut interest rates by an additional 50 basis points.
7 GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.


        4 Smith Barney Muni Funds | 2001 Annual Report to Shareholders slow to about 2% to 2.5% this year, forecasting a substantial slowdown, on balance, for 2001. These statistics are well below the Fed's forecasts last July of as much as a 3.75% annual advance in GDP.

We think the economic slowdown has triggered inventory imbalances by businesses and has somewhat diminished consumer confidence. Following the Fed easing, the immediate reaction in the stock market was certainly favorable, but the reaction in the bond market was notably less euphoric. We think the reason may be that bond investors had been anticipating a Fed rate action sooner or later and bond prices had been rallying for several weeks. When the Fed actually reduced the federal funds rate ("fed funds rate")/8/ target, many investors were ready for profit taking.

We previously observed that the bond market experienced a slight surge in anticipation of future Fed easings during the period. And while no guarantees can be given, we believe that a bond market rally could begin to start by the end of the first quarter of 2001 pending further interest cuts by the Fed. We also expect lower interest rates to bring the economy in for a soft landing. Moreover, with the end of the presidential election, we think we have gained a much clearer insight into the political environment that confronts the bond market. In general, it is relatively benign compared to prior years.

In closing, thank you for investing in the Smith Barney Muni Funds -- New York Money Market Portfolio and New York Portfolio. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,

/s/ Joseph P. Deane /s/ Joseph Benevento
Joseph P. Deane     Joseph Benevento
Vice President      Vice President
New York Portfolio  New York Money Market Portfolio

April 15, 2001

--------
8 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.


        5 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

                              New York Portfolio


 Historical Performance -- Class A Shares



            Net Asset Value
           -----------------
           Beginning   End    Income   Capital Gain     Total
Year Ended  of Year  of Year Dividends Distributions Returns/(1)/
-----------------------------------------------------------------
3/31/01       $12.78  $13.42     $0.67         $0.00      10.57%
-----------------------------------------------------------------
3/31/00        13.69   12.78      0.67          0.01      (1.61)
-----------------------------------------------------------------
3/31/99        13.91   13.69      0.70          0.27       5.50
-----------------------------------------------------------------
3/31/98        13.16   13.91      0.73          0.05      11.83
-----------------------------------------------------------------
3/31/97        13.19   13.16      0.74          0.00       5.48
-----------------------------------------------------------------
3/31/96        12.83   13.19      0.74          0.00       8.71
-----------------------------------------------------------------
3/31/95        12.83   12.83      0.77          0.00       6.32
-----------------------------------------------------------------
3/31/94        13.25   12.83      0.79          0.00       2.66
-----------------------------------------------------------------
3/31/93        12.33   13.25      0.81          0.00      14.48
-----------------------------------------------------------------
3/31/92        11.80   12.33      0.81          0.00      11.98
-----------------------------------------------------------------
Total                            $7.43         $0.33
-----------------------------------------------------------------

 Historical Performance -- Class B Shares

                      Net Asset Value
                     -----------------
                     Beginning   End    Income   Capital Gain     Total
Year Ended            of Year  of Year Dividends Distributions Returns/(1)/
---------------------------------------------------------------------------
3/31/01                 $12.78  $13.42     $0.60         $0.00       9.96%
---------------------------------------------------------------------------
3/31/00                  13.68   12.78      0.60          0.01      (2.09)
---------------------------------------------------------------------------
3/31/99                  13.89   13.68      0.62          0.27       5.02
---------------------------------------------------------------------------
3/31/98                  13.15   13.89      0.66          0.05      11.19
---------------------------------------------------------------------------
3/31/97                  13.18   13.15      0.67          0.00       4.96
---------------------------------------------------------------------------
3/31/96                  12.84   13.18      0.68          0.00       8.05
---------------------------------------------------------------------------
Inception* - 3/31/95     11.96   12.84      0.29          0.00      9.92+
---------------------------------------------------------------------------
Total                                      $4.12         $0.33
---------------------------------------------------------------------------



        6 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

                              New York Portfolio


 Historical Performance -- Class L Shares




                      Net Asset Value
                     -----------------
                     Beginning   End    Income   Capital Gain     Total
Year Ended            of Year  of Year Dividends Distributions Returns/(1)/
---------------------------------------------------------------------------
3/31/01                 $12.77  $13.41     $0.59         $0.00      9.91%
---------------------------------------------------------------------------
3/31/00                  13.67   12.77      0.59          0.01     (2.14)
---------------------------------------------------------------------------
3/31/99                  13.88   13.67      0.61          0.27      4.95
---------------------------------------------------------------------------
3/31/98                  13.14   13.88      0.65          0.05     11.13
---------------------------------------------------------------------------
3/31/97                  13.17   13.14      0.67          0.00      4.91
---------------------------------------------------------------------------
3/31/96                  12.83   13.17      0.68          0.00      8.07
---------------------------------------------------------------------------
3/31/95                  12.82   12.83      0.68          0.00      5.66
---------------------------------------------------------------------------
3/31/94                  13.24   12.82      0.70          0.00      1.96
---------------------------------------------------------------------------
Inception* - 3/31/93     12.84   13.24      0.12          0.00      4.04+
---------------------------------------------------------------------------
Total                                      $5.29         $0.33
---------------------------------------------------------------------------

 Historical Performance -- Class Y Shares


                      Net Asset Value
                     -----------------
                     Beginning   End    Income  Capital Gain   Total
Year Ended            of Year  of Year Dividend Distribution Return/(1)/
------------------------------------------------------------------------
Inception* - 3/31/01    $13.46  $13.42    $0.17        $0.00     1.00%+
------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.


        7 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

                              New York Portfolio


 Average Annual Total Returns



                                        Without Sales Charges/(1)/
                                      -------------------------------
                                      Class A Class B Class L Class Y
           ----------------------------------------------------------
           Year Ended 3/31/01          10.57%   9.96%   9.91%    N/A
           ----------------------------------------------------------
           Five Years Ended 3/31/01     6.25    5.70    5.65     N/A
           ----------------------------------------------------------
           Ten Years Ended 3/31/01      7.49     N/A     N/A     N/A
           ----------------------------------------------------------
           Inception* through 3/31/01   7.06    7.29    5.83   1.00%+
           ----------------------------------------------------------

                                          With Sales Charges/(2)/
                                      -------------------------------
                                      Class A Class B Class L Class Y
           ----------------------------------------------------------
           Year Ended 3/31/01           6.17%   5.46%   7.81%    N/A
           ----------------------------------------------------------
           Five Years Ended 3/31/01     5.38    5.54    5.44     N/A
           ----------------------------------------------------------
           Ten Years Ended 3/31/01      7.06     N/A     N/A     N/A
           ----------------------------------------------------------
           Inception* through 3/31/01   6.75    7.29    5.70   1.00%+
           ----------------------------------------------------------

 Cumulative Total Returns

                                             Without Sales Charges/(1)/
        ---------------------------------------------------------------
        Class A (3/31/91 through 3/31/01)                      105.94%
        ---------------------------------------------------------------
        Class B (Inception* through 3/31/01)                    56.73
        ---------------------------------------------------------------
        Class L (Inception* through 3/31/01)                    59.39
        ---------------------------------------------------------------
        Class Y (Inception* through 3/31/01)                     1.00
        ---------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception dates for Class A, B, L and Y shares are January 16, 1987, November 11, 1994, January 8, 1993 and January 4, 2001, respectively.
 + Total return is not annualized, as it may not be representative of the total return for the year.


        8 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Historical Performance (unaudited)


                Growth of $10,000 Invested in Class A Shares of
                          the New York Portfolio vs.
                   the Lehman Brothers Municipal Bond Index+

--------------------------------------------------------

                           March 1991 -- March 2001
                                                 [CHART]



        New York Portfolio      Lehman Brothers Municipal Bond Index



3/91         9,601                           10,000

3/92        10,751                           10,999

3/93        12,308                           12,376

3/94        12,635                           12,663

3/95        13,434                           13,605

3/96        14,604                           14,746

3/97        15,404                           15,548

3/98        17,226                           17,214

3/99        18,174                           18,281

3/00        17,882                           18,266

3/01        19,773                           20,261

+ Hypothetical illustration of $10,000 invested in Class A shares on March 31,
  1991, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994 and thereafter at net asset value) and capital gains, if any, at net asset value through March 31, 2001. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment grade, fixed-rate municipal bonds selected from issues larger than $50 million issued since January 1991. This Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


       9    Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedules of Investments                                        March 31, 2001


                             NEW YORK MONEY MARKET PORTFOLIO

   FACE
  AMOUNT    RATING(a)                      DESCRIPTION                          VALUE
------------------------------------------------------------------------------------------
$11,910,000 VMIG 1*   Albany NY IDR United Cerebral Palsy Series B
                       3.250% VRDO                                          $   11,910,000
 15,000,000 MIG 1*    Broome County NY BAN 4.750% due 4/3/01                    15,000,394
                      Chautauqua County IDA:
  7,500,000 A-1+        Gerry Homes Series A 3.300% VRDO AMT                     7,500,000
  3,600,000 NR+         Red Wing Co. Project 3.550% VRDO                         3,600,000
  3,420,000 NR+       Chenango County NY IDR 3.700% VRDO AMT                     3,420,000
  4,835,000 P-1*      Columbia County IDR (Rural Manufacturing Project)
                       3.300% VRDO AMT                                           4,835,000
  9,500,000 NR++      Deer Park NY UFSD 5.000% due 6/26/01                       9,512,850
                      Dutchess County IDA:
  6,160,000 A-1+        Marist College Series 98A 3.250% VRDO                    6,160,000
  4,500,000 A-1+        St. Francis Hospital Series B 3.250% VRDO                4,500,000
                      Erie County IDA:
                        Colad Group Inc.:
  1,810,000 A-1          Series A 3.300% VRDO AMT                                1,810,000
  1,280,000 A-1          Series B 3.300% VRDO AMT                                1,280,000
  2,990,000 P-1*        Rosina Food Products Inc. 3.500% VRDO AMT                2,990,000
                      Franklin County Trudeau Institute:
  7,620,000 A-1         Series 98 3.250% VRDO                                    7,620,000
  3,000,000 A-1         Series 00 3.300% VRDO                                    3,000,000
  1,600,000 A-1       Fulton County IDR (Fiber Conversion Inc. Project)
                        3.300% VRDO AMT                                          1,600,000
  3,000,000 A-1       Genesee County NY IDR 3.300% VRDO                          3,000,000
  9,350,000 A-1+      Hempstead IDA Nassau Energy 3.350% VRDO AMT                9,350,000
  1,300,000 A-1       Hudson County IDA (Emsig Manufacturing Corp.)
                        Series 98 3.350% VRDO AMT                                1,300,000
  5,745,953 NR++      Ithaca NY BAN 5.000% due 8/10/01                           5,757,988
  2,080,000 A-1       Jefferson County IDA Fisher Guage 3.300% VRDO AMT          2,080,000
  3,200,000 A-1+      Lancaster NY IDA Sealing Devices 3.500% VRDO AMT           3,200,000
  5,000,000 A-1       Lewis County NY IDA Climax Manufacturing
                       3.300% VRDO                                               5,000,000
 10,000,000 NR++      Livonia NY Central School District 5.000% due 6/19/01     10,012,960
                      Long Island Power Authority:
  7,495,000 A-1+        Series 386 PART AMBAC-Insured 4.350% due 6/7/01          7,495,000
  2,395,000 VMIG 1*     Series 460 PART FSA-Insured 3.450% VRDO                  2,395,000
  3,195,000 A-1+        Series 565 PART MBIA-Insured 3.380% VRDO                 3,195,000
  5,495,000 A-1+        Series 686 PART MBIA-Insured 5.720% VRDO                 5,495,000
 10,000,000 VMIG 1*     Series 98-1 3.400% VRDO                                 10,000,000
 11,200,000 A-1+        Series 98-4 TECP 3.100% due 5/24/01                     11,200,000
 11,300,000 A-1+        Series 98-4 TECP 3.200% due 4/5/01                      11,300,000
  4,000,000 A-1+        Series 98-4 TECP 3.250% due 5/25/01                      4,000,000
  6,400,000 A-1+        Series 98-5 3.750% VRDO                                  6,400,000
 39,995,000 A-1+        Series A PART 3.500% VRDO                               39,995,000
 10,000,000 A-1+        Series A PART MBIA-Insured 3.650% VRDO                  10,000,000


                      See Notes to Financial Statements.


        10 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                            March 31, 2001


                           NEW YORK MONEY MARKET PORTFOLIO

   FACE
  AMOUNT    RATING(a)                   DESCRIPTION                         VALUE
--------------------------------------------------------------------------------------
                      Monroe County NY IDA:
$ 8,315,000 VMIG 1*     Collegiate Housing Foundation IDR Series A
                         3.550% VRDO                                    $    8,315,000
  5,380,000 A-1         JADA Precision Plastic IDA Series 97
                         3.300% VRDO AMT                                     5,380,000
  6,000,000 VMIG 1*     St. Anns Nursing IDA 3.300% VRDO                     6,000,000
 10,800,000 VMIG 1*   MTA Munitop Series 99-2 FSA-Insured 5.250% VRDO       10,800,000
  3,545,000 A-1       Nassau County Rubies IDR Costume Project IDA
                       3.300% VRDO AMT                                       3,545,000
                      New York City GO:
 13,690,000 A-1         PART AMBAC-Insured 3.420% VRDO                      13,690,000
 24,085,000 A-1+        PART MBIA-Insured 3.380% VRDO                       24,085,000
  4,000,000 AAA         Pre-Refunded Series A 7.750% due 8/15/13
                         (Escrowed with U.S. government securities to
                         8/15/01 Call @ 101.5)                               4,127,560
  1,135,000 NR          Pre-Refunded Series B 7.500% due 2/1/05
                         (Escrowed with U.S. government securities to
                         2/1/02 Call @ 101.5)                                1,192,635
  1,500,000 AAA         Pre-Refunded Series D 7.650% due 2/1/08
                         (Escrowed with U.S. government securities to
                         2/1/02 Call @ 101.5)                                1,578,000
  1,315,000 AAA         Pre-Refunded Series D 7.700% due 2/1/10
                         (Escrowed with U.S. government securities to
                         2/1/02 Call @ 101.5)                                1,383,919
  1,640,000 AAA         Pre-Refunded Series F 8.200% due 11/15/03
                         (Escrowed with U.S. government securities to
                         11/15/01 Call @ 101.5)                              1,715,489
  2,700,000 A-1+        Series 92 D PART AMBAC-Insured 3.250% VRDO           2,700,000
  3,000,000 A-1+        Series 93 E-5 FGIC-Insured 3.450% VRDO               3,000,000
 14,110,000 A-1+        Series 94 A-9 3.250% VRDO                           14,110,000
  3,100,000 A-1+        Series 94 B-5 3.700% VRDO                            3,100,000
  4,000,000 A-1+        Series 94 E 3.500% VRDO                              4,000,000
  5,295,000 A-1+        Series 95 F-5 3.250% VRDO                            5,295,000
 11,000,000 NR++        Series A 5.625% due 8/1/01                          11,045,619
  2,200,000 VMIG 1*     Series A-18 3.800% VRDO                              2,200,000
  6,450,000 A-1+        Series A-4 3.700% VRDO                               6,450,000
  2,000,000 VMIG 1*     Series B FGIC-Insured 3.450% VRDO                    2,000,000
  9,700,000 VMIG 1*     Series B FGIC-Insured 3.700% VRDO                    9,700,000
  9,600,000 A-1+        Series B-6 MBIA-Insured 3.700% VRDO                  9,600,000
 12,985,000 NR++        Series D 8.000% due 8/1/03 (Escrowed with U.S.
                         government securities to 8/1/01 Call @ 101.5)      13,392,087
  2,945,000 NR++        Series D 8.000% due 8/1/18 (Escrowed with U.S.
                         government securities to 8/1/01 Call @ 101.5)       3,023,962
  7,600,000 VMIG 1*     Series F-3 3.350% VRDO                               7,600,000
 10,000,000 VMIG 1*     Series H MBIA-Insured 3.300% due 6/6/01             10,000,000
  2,000,000 NR+         Series J 5.000% due 5/15/01                          2,002,461


                      See Notes to Financial Statements.


        11 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                            March 31, 2001


                            NEW YORK MONEY MARKET PORTFOLIO

   FACE
  AMOUNT    RATING(a)                    DESCRIPTION                         VALUE
---------------------------------------------------------------------------------------
$ 1,145,000 NR+         Series L 5.000% due 8/1/01                       $    1,147,316
 10,000,000 A-1+        Series SGA 51 3.420% VRDO                            10,000,000
 13,600,000 A-1+        Series SGB 35 PART AMBAC-Insured 3.420% VRDO         13,600,000
  3,100,000 A-1+        Sub-Series A-7 MBIA-Insured 3.800% VRDO               3,100,000
  1,500,000 A-1+        Sub-Series B-2 3.800% VRDO                            1,500,000
                      New York City HDC Multi-Family Housing:
 24,000,000 A-1+        1 Columbus Place Series A 3.250% VRDO                24,000,000
  3,400,000 A-1+        Brittany Development Series A 3.300% VRDO AMT         3,400,000
  2,400,000 A-1+        Multi-Family 3.300% VRDO AMT                          2,400,000
 35,000,000 A-1         Multi-Family Related Series A 3.200% VRDO            35,000,000
  6,000,000 A-1         Spring Creek Series A 3.300% VRDO AMT                 6,000,000
                      New York City Health & Hospital:
  5,225,000 A-1+        Series A 3.350% VRDO                                  5,225,000
  1,240,000 A-1+        Series B 3.350% VRDO                                  1,240,000
  9,790,000 A-1+        Series C 3.350% VRDO                                  9,790,000
                      New York City IDA:
 10,000,000 A-1         Air Express International Corp. Project
                         3.450% VRDO AMT                                     10,000,000
  6,500,000 A-1+        Children's Oncology Society 3.300% VRDO               6,500,000
  5,800,000 SP-1+       Gary Plastic Packaging Corp. 98 3.350% VRDO AMT       5,800,000
  6,515,000 A-1+        Linear Lighting Corp. 3.350% VRDO AMT                 6,515,000
  7,000,000 A-1         USA Waste Services 3.400% VRDO AMT                    7,000,000
                      New York City Metropolitan Transit Authority TECP:
 12,000,000 A-1+        3.300% due 4/3/01                                    12,000,000
  9,000,000 A-1+        3.300% due 4/5/01                                     9,000,000
  4,900,000 A-1+        3.300% due 4/10/01                                    4,900,000
 12,500,000 A-1+        3.300% due 5/7/01                                    12,500,000
 15,000,000 A-1+        3.200% due 5/29/01                                   15,000,000
  9,000,000 A-1+        3.150% due 5/30/01                                    9,000,000
  1,500,000 A-1+        3.100% due 6/13/01                                    1,500,000
  9,400,000 A-1+        3.150% due 6/13/01                                    9,400,000
  7,000,000 A-1+        3.200% due 6/13/01                                    7,000,000
 18,500,000 A-1+        3.150% due 6/14/01                                   18,500,000
  7,200,000 A-1+        3.200% due 6/14/01                                    7,200,000
  3,000,000 A-1+        3.100% due 6/22/01                                    3,000,000
  4,000,000 A-1+        3.150% due 6/25/01                                    4,000,000
  9,440,000 A-1+        FGIC-Insured PART 4.350% due 6/7/01                   9,440,000
                      New York City Municipal Water Financial Authority:
 61,700,000 A-1+        Series 1 TECP 2.950% due 4/6/01                      61,700,000
  8,000,000 A-1+        Series 3 TECP 3.250% due 6/7/01                       8,000,000
 15,600,000 A-1+        Series 4 TECP 3.300% due 4/5/01                      15,600,000
 20,000,000 A-1+        Series 4 TECP 3.500% due 4/6/01                      20,000,000
 20,200,000 A-1+        Series 5 TECP 2.950% due 4/6/01                      20,200,000


                      See Notes to Financial Statements.


        12 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                            March 31, 2001


                           NEW YORK MONEY MARKET PORTFOLIO

   FACE
  AMOUNT    RATING(a)                    DESCRIPTION                         VALUE
---------------------------------------------------------------------------------------
$ 1,700,000 A-1+        Series 5 TECP 3.100% due 4/5/01                  $    1,700,000
  5,085,000 AAA         Series A 7.100% due 6/15/12 (Escrowed with U.S.
                         government securities to 6/15/01 Call @ 101)         5,179,906
 11,230,000 AAA         Series A 6.250% due 6/15/21 (Escrowed with U.S.
                         government securities to 6/15/01 Call @ 100)        11,276,083
  7,500,000 A-1+        Series A FGIC-Insured 3.700% VRDO                     7,500,000
  4,120,000 Aaa*        Series C 7.750% due 6/15/01                           4,220,422
  2,060,000 AAA         Series C 7.375% due 6/15/14 (Escrowed with U.S.
                         government securities to 6/15/01 Call @ 101.5)       2,108,263
 11,990,000 VMIG 1*     Series D Merlot PART 3.540% VRDO                     11,990,000
 14,000,000 A-1+        Series G FGIC-Insured 3.750% VRDO                    14,000,000
 60,000,000 MIG 1*    New York City RAN 5.000% due 4/12/01                   60,014,052
                      New York City TFA Future Tax Secured:
 23,520,000 A-1+        Series A-1 3.250% VRDO                               23,520,000
 18,300,000 A-1+        Series A-2 3.250% VRDO                               18,300,000
  4,900,000 VMIG 1*     Series A-2 3.250% VRDO                                4,900,000
  8,745,000 VMIG 1*     Series A-3 3.250% VRDO                                8,745,000
  7,400,000 A-1+        Series B-1 3.700% VRDO                                7,400,000
  5,600,000 VMIG 1*     Series B-2 3.700% VRDO                                5,600,000
 15,000,000 VMIG 1*   New York City TFA Floating Rate Series N-4 PART
                       3.450% VRDO                                           15,000,000
  8,390,000 VMIG 1*   New York City TFA Revenue Weekly
                       3.250% VRDO                                            8,390,000
 25,850,000 A-1       New York City Trust Cultural Resources Revenue
                       3.350% VRDO                                           25,850,000
                      New York State Dormitory Authority:
  8,625,000 A-1+        Colgate University PART FGIC-Insured
                         3.420% VRDO                                          8,625,000
                        Cornell University:
 12,550,000 A-1+         Series A 3.250% VRDO                                12,550,000
  5,130,000 VMIG 1*      Series B 3.250% VRDO                                 5,130,000
  9,300,000 A-1+         TECP 3.000% due 6/8/01                               9,300,000
                        Memorial Sloan Kettering Series 89A:
  4,195,000 A-1          Glen Eddy Inc. 3.310% VRDO                           4,195,000
  9,945,000 A-1+         Star University PART 3.470% VRDO                     9,945,000
                        Mount Sinai Medical School TECP:
  2,000,000 A-1+         3.150% due 5/25/01                                   2,000,000
  2,000,000 A-1+         4.150% due 6/20/01                                   2,000,000
  4,000,000 A-1+         3.100% due 7/12/01                                   4,000,000
  2,000,000 A-1+        Muni Security Trust Receipts SGA 132 PART
                         3.420% VRDO                                          2,000,000
  3,500,000 A-1+        Public Library Series 99B 3.300% VRDO                 3,500,000
  3,220,000 AAA         Special Act School District FGIC-Insured
                         4.500% due 7/1/01                                    3,228,891
  5,600,000 A-1+        Wagner College 3.300% VRDO                            5,600,000


                      See Notes to Financial Statements.


        13 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                            March 31, 2001


                             NEW YORK MONEY MARKET PORTFOLIO

   FACE
  AMOUNT    RATING(a)                     DESCRIPTION                           VALUE
------------------------------------------------------------------------------------------
                      New York State Energy Research & Development
                       Authority:
$19,200,000 A-1+         Con Edison Sub-Series A-3 3.600% VRDO              $   19,200,000
 18,000,000 A-1+         LILCO Series A 3.350% VRDO AMT                         18,000,000
                         New York State Electric & Gas:
 12,500,000 A-1           4.350% due 6/1/01                                     12,500,000
 12,875,000 VMIG 1*       4.250% due 10/15/01                                   12,875,000
 13,500,000 A-1+          3.150% due 3/15/02                                    13,500,000
                         Niagara Mohawk:
 10,175,000 A-1+          Series B 3.650% VRDO AMT                              10,175,000
  4,800,000 A-1+          Series C 3.650% VRDO AMT                               4,800,000
                         Rochester Gas & Electric MBIA-Insured:
  6,600,000 A-1+          Series A 3.250% VRDO                                   6,600,000
  3,055,000 A-1+          Series B 3.150% VRDO                                   3,055,000
                      New York State Environmental Quality Series TECP:
  2,600,000 A-1+        3.600% due 4/9/01                                        2,600,000
  1,500,000 A-1+        3.150% due 5/8/01                                        1,500,000
 21,800,000 A-1+        4.300% due 10/4/01                                      21,800,000
  9,995,000 A-1         PART MBIA-Insured 3.330% VRDO                            9,995,000
 13,370,000 AAA         Water Revenue 6.500% due 6/15/14 (Escrowed with
                         U.S. government securities to 6/15/01 Call @ 102)      13,690,340
                      New York State GO:
 26,500,000 A-1+        Series A 3.200% due 2/7/02                              26,500,000
 19,700,000 A-1+        Series B 4.350% due 8/8/01                              19,700,000
  4,280,000 AA          Series D 5.250% due 7/15/01                              4,290,138
                      New York State HFA:
 10,700,000 VMIG 1*     250 West 50th Street Series A 3.350% VRDO AMT           10,700,000
 15,150,000 VMIG 1*     363 West 30th Street Series A 3.250% VRDO               15,150,000
 12,100,000 VMIG 1*     750 Sixth Avenue Housing Series A
                         3.350% VRDO AMT                                        12,100,000
  2,600,000 VMIG 1*     E39th Street Series A 3.350% VRDO                        2,600,000
 37,200,000 VMIG 1*     E84th Street Series A 3.400% VRDO AMT                   37,200,000
  7,300,000 A-1+        Liberty View Apartment 3.300% VRDO                       7,300,000
 24,000,000 VMIG 1*     Saxony Housing Series 97A 3.300% VRDO AMT               24,000,000
 11,400,000 VMIG 1*     Service Contract Obligation Revenue Series A
                         3.250% VRDO                                            11,400,000
  8,500,000 VMIG 1*     Talleyrand Crescent Housing Series 99A
                         3.200% VRDO AMT                                         8,500,000
  4,200,000 VMIG 1*     Theatre Row Series A 3.300% VRDO                         4,200,000
 26,200,000 VMIG 1*     Tribeca Park Housing Series A 3.350% VRDO AMT           26,200,000
  8,000,000 VMIG 1*     Victory Housing Series A 3.300% VRDO                     8,000,000
  3,310,000 VMIG 1*   New York State Job Development Authority Series A
                       3.850% VRDO                                               3,310,000
                      New York State Local Government Assistance Corp.:
 10,000,000 VMIG 1*     Floating Rate Certificates 468X PART FGIC-Insured
                         3.400% VRDO                                            10,000,000


                      See Notes to Financial Statements.


        14 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                            March 31, 2001


                               NEW YORK MONEY MARKET PORTFOLIO

   FACE
  AMOUNT    RATING(a)                       DESCRIPTION                            VALUE
---------------------------------------------------------------------------------------------
$ 2,830,000 A-1+        Series A 3.200% VRDO                                   $    2,830,000
  4,300,000 A-1+        Series B 3.250% VRDO                                        4,300,000
  1,500,000 A-1+        Series C 3.250% VRDO                                        1,500,000
 12,050,000 Aaa*        Series C 6.500% due 4/1/15 (Escrowed with U.S.
                         government securities to 4/1/01 Call @ 100)               12,321,431
                      New York State Mortgage Agency Revenue PART:
 13,995,000 VMIG 1*     3.380% VRDO AMT                                            13,995,000
  4,800,000 VMIG 1*     Merlot Series B-3 3.590% VRDO                               4,800,000
 12,025,000 VMIG 1*     Series 38 3.380% VRDO AMT                                  12,025,000
  5,700,000 VMIG 1*   New York State Power Authority Series I 3.350% VRDO           5,700,000
                      New York State Thruway:
 16,500,000 A-1+        PART Series 1997 3.420% VRDO                               16,500,000
  8,845,000 A-1+        Series 2001 FGIC-Insured 3.200% due 6/13/01                 8,845,000
                        TECP:
 15,000,000 A-1+         3.150% due 6/21/01                                        15,000,000
 20,000,000 A-1+         3.250% due 6/27/01                                        20,000,000
                      New York State Urban Development Corp.:
  1,855,000 AAA         7.300% due 4/1/01 (Escrowed with U.S. government
                         securities to 4/1/01 Call @ 100)                           1,855,131
 17,525,000 NR+         7.500% due 4/1/20 (Escrowed with U.S. government
                         securities to 4/1/01 Call @ 102)                          17,876,491
                        PART Series N:
  8,000,000 VMIG 1*      AMBAC-Insured 3.540% VRDO                                  8,000,000
  5,500,000 A-1+         MBIA-Insured 3.300% VRDO                                   5,500,000
                      Niagara County IDA (American Re-Fuel Co.):
 13,505,000 A-1+        Series 94C 3.250% VRDO AMT                                 13,505,000
 13,000,000 A-1+        Series 96D 3.250% VRDO AMT                                 13,000,000
 12,800,000 A-1+        Series 97B 3.400% VRDO AMT                                 12,800,000
  9,000,000 NR++      North Babylon NY UFSD 5.000% due 6/28/01                      9,007,245
  3,000,000 P-1*      Oneida County IDR (Harden Furniture) Series 98
                       3.300% VRDO AMT                                              3,000,000
                      Onondaga County IDA Southern Container:
  3,460,000 NR++        Series A 3.350% VRDO AMT                                    3,460,000
  1,100,000 NR++        Series B 3.350% VRDO AMT                                    1,100,000
  3,500,000 A-1         Syracuse Executive Air 3.300% VRDO AMT                      3,500,000
  5,990,000 A-1         Syracuse Research Corp. 3.300% VRDO                         5,990,000
  2,900,000 A-1+      Ontario County IDR Dixit Enterprise Series B 3.500% VRDO      2,900,000
  4,600,000 A-1       Oswego County IDR Fulton Thermal Corp. 3.300% VRDO            4,600,000
                      Patchogue - Medford NY USD Series:
 10,200,000 MIG 1*      4.750% due 6/28/01                                         10,211,934
 10,000,000 MIG 1*      4.750% due 10/10/01                                        10,023,671
                      Port Authority of New York & New Jersey:
  3,500,000 AA          4.200% due 10/1/01                                          3,515,851
  5,800,000 VMIG 1*     Putters Series 153 PART FGIC-Insured 3.370% VRDO            5,800,000
  5,000,000 A-1+        Series 95 Equipment Notes 3.500% VRDO                       5,000,000
  3,500,000 NR++        Series 98-1 Equipment Notes 3.500% VRDO                     3,500,000


                      See Notes to Financial Statements.


        15 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                            March 31, 2001


                           NEW YORK MONEY MARKET PORTFOLIO

   FACE
  AMOUNT    RATING(a)                   DESCRIPTION                         VALUE
--------------------------------------------------------------------------------------
$ 3,500,000 NR++        Series 98-2 Equipment Notes 3.600% VRDO         $    3,500,000
 14,500,000 A-1+        TECP 4.300% due 4/6/01                              14,500,000
  3,250,000 A-1+        TECP 3.100% due 6/12/01                              3,250,000
  8,300,000 A-1+        TECP 3.050% due 6/13/01                              8,300,000
  3,900,000 A-1+        Versatile Structure Series 95-3 3.700% VRDO          3,900,000
                      Rochester BAN:
 23,054,000 NR++        4.750% due 10/25/01                                 23,115,356
  2,402,000 SP-1        4.000% due 3/6/02                                    2,418,196
  4,700,000 MIG 1*    Rockland County NY BAN 4.000% due 2/28/02              4,729,281
  5,845,000 A-1       Rotterdam IDA IDR Rotterdam Park 3.250% VRDO           5,845,000
  1,600,000 A-1       Schenectady County IDR (Scotia Industrial Park
                       Project) Series 98A 3.250% VRDO                       1,600,000
 19,650,000 A-1       Seneca County IDA (Chiropractic College)
                       3.200% VRDO                                          19,650,000
  3,800,000 A-1       St. Lawrence County IDA, United Helpers Living
                       3.250% VRDO                                           3,800,000
                      Suffolk County:
  3,925,000 NR++        5.000% due 10/1/01                                   3,938,676
 30,000,000 SP-1        TAN 4.750% due 9/10/01                              30,062,467
                      Syracuse NY:
  5,180,000 A-1+        IDR (JBC Realty/Wibar International)
                         3.300% VRDO AMT                                     5,180,000
 10,000,000 NR+         Series B 5.000% due 6/29/01                         10,014,082
 10,000,000 NR+         Series C 5.000% due 6/29/01                         10,014,082
                      Triborough Bridge & Tunnel Authority:
 22,905,000 A-1         Municipal Securities Trust Series 1999-72 PART
                         MBIA-Insured 3.420% VRDO                           22,905,000
 50,000,000 MIG 1*      PART 4.000% due 4/24/01                             50,000,000
 36,000,000 A-1+        Series A FSA-Insured 3.250% VRDO                    36,000,000
 25,400,000 SP-1        Sub-Series A1 5.000% due 1/17/01                    25,736,714
  4,200,000 A-1+      Westchester County Boys & Girls Club Project IDA
                       3.250% VRDO                                           4,200,000
  2,820,000 A-1       Yates NY IDR Coach Equipment 3.300% VRDO AMT           2,820,000
  5,000,000 MIG 1*    Yonkers NY RANS Series A 5.000% due 6/28/01            5,011,847
--------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $2,078,763,790**)                        $2,078,763,790
--------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
 + Security has not been rated by either Moody's Investors Service, Inc. or Standard & Poor's Ratings Service. However, the Board of Trustees has determined that the security presents minimal credit risk.
++ Security has not been rated by either Moody's Investors Service, Inc. or Standard & Poor's Ratings Service. However, the Board of Trustees has determined this security to be considered a first tier quality issue due to enhancement features; such as insurance and/or irrevocable letters of credit.
**  Aggregate cost for Federal income tax purposes is substantially the same.

  See pages 28 and 29 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.


        16 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                            March 31, 2001


                                   NEW YORK PORTFOLIO

   FACE
  AMOUNT    RATING(a)                        SECURITY                           VALUE
----------------------------------------------------------------------------------------
Education -- 18.6%
                      Amherst NY IDA, Civic Facilities Revenue,UBF Faculty-
                       Student Housing, Series B, AMBAC-Insured:
$ 1,000,000 AAA          5.125% due 8/1/20                                   $ 1,001,250
  3,615,000 AAA          5.250% due 8/1/31                                     3,633,075
    710,000 A-        Hempstead Town IDA, Civic Facilities Revenue,
                       Adelphi University, 5.250% due 2/1/14                     733,963
                      New York State Dormitory Authority Revenue Bonds:
                        City University Systems:
                         3rd Generation:
 12,425,000 AAA           Series 1, FGIC-Insured, 5.250% due 7/1/25           12,518,188
  2,000,000 AAA           Series 2, MBIA-Insured, 5.000% due 7/1/28            1,950,000
                         Series A:
 16,000,000 AAA           5.000% due 7/1/16                                   16,180,000
  5,825,000 AAA           FGIC-Insured, 5.625% due 7/1/16                      6,422,063
  7,000,000 AAA          Series B, FSA-Insured, 6.000% due 7/1/14              7,971,250
  2,500,000 A3*          Series C, 7.500% due 7/1/10                           2,968,750
  2,000,000 AAA         Columbia University, 5.000% due 7/1/18                 2,007,500
    200,000 AA-         Department of Health, State of New York Issue,
                         7.250% due 7/1/02                                       204,500
  2,700,000 AA          Manhattan College, Asset Guaranty,
                         6.500% due 7/1/19                                     2,865,375
                        New School University, MBIA-Insured:
  5,000,000 AAA          5.000% due 7/1/29                                     4,868,750
  4,495,000 AAA          5.000% due 7/1/33                                     4,343,294
 10,260,000 AAA         Rockefeller University, 5.000% due 7/1/28             10,093,275
  1,000,000 AA-         School Program, 5.000% due 7/1/18                        987,500
                        State University Educational Facility:
                         Series A:
 12,110,000 AAA           FSA-Insured, 5.875% due 5/15/17                     13,623,750
  7,030,000 AAA           MBIA-Insured, 5.000% due 5/15/16                     7,109,088
                         Series B:
  5,000,000 AAA           5.500% due 5/15/30                                   5,175,000
  5,000,000 AAA           FGIC-Insured, 5.250% due 5/15/19                     5,225,000
    676,000 AA-           Unrefunded Balance, 7.500% due 5/15/11                 819,650
                        University of Rochester, Series A:
  7,370,000 A+           6.500% due 7/1/19                                     7,950,388
  2,300,000 AAA          5.000% due 7/1/27                                     2,245,375
  3,915,000 AAA          MBIA-Insured, 5.000% due 7/1/16                       3,959,044
    285,000 A           Upstate Community College, Series B,
                         7.100% due 7/1/01                                       287,619
                      Rensselaer County IDA, Civic Facilities Revenue Bonds,
                       (Polytechnic Institute Dormitory Project):
  5,430,000 A+           Series A, 5.125% due 8/1/29                           5,328,188
  5,820,000 A+           Series B, 5.125% due 8/1/27                           5,659,950


                      See Notes to Financial Statements.


        17 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                            March 31, 2001


                                   NEW YORK PORTFOLIO

   FACE
  AMOUNT    RATING(a)                       SECURITY                           VALUE
----------------------------------------------------------------------------------------
Education -- 18.6% (continued)
                      Schenectady IDA, Civic Facilities Revenue Bonds,
                       (Union College Project), Series A, AMBAC-Insured:
$ 2,000,000 Aaa*         5.375% due 12/1/19                                 $  2,057,500
  3,000,000 Aaa*         5.450% due 12/1/29                                    3,071,250
----------------------------------------------------------------------------------------
                                                                             141,260,535
----------------------------------------------------------------------------------------
Escrowed to Maturity (b) -- 0.7%
  1,335,000 AAA       Commonwealth of Puerto Rico, Aqueduct & Sewer
                       Authority Revenue Bonds, 10.250% due 7/1/09             1,705,463
  3,150,000 AAA       New York City GO, Series I, AMBAC-Insured,
                       7.250% due 8/15/14                                      3,191,706
    220,000 AA        New York State Dormitory Authority Revenue,
                       New York Medical College, Asset Guaranty,
                       6.700% due 7/1/01                                         221,954
----------------------------------------------------------------------------------------
                                                                               5,119,123
----------------------------------------------------------------------------------------
Finance -- 2.7%
                      New York City Transitional Finance Authority Revenue,
          .             Future Tax Secured:
    600,000 AA+          Series B, SPA-Landesbank Baden-Wurt,
                          3.500% due 2/1/31 (c)                                  600,000
 15,000,000 AA+          Series C, 4.750% due 5/1/23                          14,025,000
  5,000,000 AAA       New York State Local Government Assistance Corp.,
                        Series B, MBIA-Insured, 4.875% due 4/1/20              4,843,750
  1,000,000 BBB+      New York State Municipal Bond Bank Agency,
                       Special Revenue Program, City of Buffalo,
                       6.875% due 3/15/06                                      1,031,220
----------------------------------------------------------------------------------------
                                                                              20,499,970
----------------------------------------------------------------------------------------
General Obligation -- 3.7%
                      Buffalo School District, Series B, FSA-Insured,
                        State Aid Withholding:
  1,380,000 AAA          4.750% due 2/1/17                                     1,338,600
    500,000 AAA          4.750% due 2/1/18                                       480,625
    575,000 AAA          4.750% due 2/1/19                                       549,125
                      Green Island:
    100,000 Baa*        9.375% due 11/1/01                                       103,223
    125,000 Baa*        9.375% due 11/1/02                                       135,156
                      New York City Bonds:
  4,050,000 NR          6.600% due 8/1/09                                      4,257,563
  1,100,000 AAA         Series B, FGIC-Insured, 3.600% due 10/1/22 (c)         1,100,000
  1,000,000 AAA         Series B-2, Sub-Series B5, MBIA-Insured,
                         3.600% due 8/15/11                                    1,000,000


                      See Notes to Financial Statements.


        18 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                            March 31, 2001


                                   NEW YORK PORTFOLIO

   FACE
  AMOUNT   RATING(a)                         SECURITY                             VALUE
------------------------------------------------------------------------------------------
General Obligation -- 3.7% (continued)
$  100,000 AA+         Series C, LOC-Morgan Guaranty Trust,
                        3.450% due 10/1/23 (c)                                 $   100,000
 1,400,000 AA+         Sub-Series A-7, 3.650% due 8/1/20 (c)                     1,400,000
                       Sub-Series E-5, LOC-Morgan Guaranty Trust:
   400,000 AAA          3.450% due 8/1/15 (c)                                      400,000
 5,100,000 AAA          3.450% due 8/1/19 (c)                                    5,100,000
   500,000 AAA         Sub-Series E-6, FGIC-Insured, 3.700% due 8/1/19 (c)         500,000
                     New York State:
 1,000,000 AA          12.000% due 11/15/03                                      1,210,000
 2,750,000 AA          9.875% due 11/15/05                                       3,447,813
                     North Hempstead, FGIC-Insured:
 4,505,000 Aaa*        Series A, 5.000% due 9/1/22                               4,431,794
 1,500,000 Aaa*        Series B, 4.750% due 3/1/18                               1,451,250
 1,000,000 AAA       Yonkers, Series C, FGIC-Insured, State Aid Withholding,
                      5.000% due 6/1/19                                            990,000
------------------------------------------------------------------------------------------
                                                                                27,995,149
------------------------------------------------------------------------------------------
Government Facilities -- 1.9%
                     New York State Dormitory Authority Lease Revenue,
                       Capital Appreciation, Court Facilities, AMBAC-Insured:
 5,895,000 Aa1*         Zero coupon due 8/1/20                                   2,159,044
 1,725,000 Aa1*         Zero coupon due 8/1/21                                     595,125
 1,600,000 Aa1*         Zero coupon due 8/1/22                                     522,000
                     New York State Urban Development Corp. Revenue:
                       Correctional Capital Facilities:
 5,000,000 AAA          FSA-Insured, 5.000% due 1/1/20                           4,956,250
 3,050,000 AAA          MBIA-Insured, 5.000% due 1/1/20                          3,027,125
 3,000,000 A3*         State Facilities, 5.700% due 4/1/20                       3,273,750
------------------------------------------------------------------------------------------
                                                                                14,533,294
------------------------------------------------------------------------------------------
Hospitals -- 8.3%
 5,000,000 AAA       Nassau Health Care Corp., Health System Revenue Bonds,
                      Nassau County Guaranteed, FSA-Insured,
                      5.500% due 8/1/19                                          5,187,500
 3,000,000 AAA       New York City Health & Hospital Corporate Revenue,
                       Health System, Series A, 5.000% due 2/15/20               2,943,750
                     New York State Dormitory Authority Revenue:
 5,350,000 Aa3*        Lutheran Center at Poughkeepsie, LOC Key Bank,
                        6.050% due 7/1/26                                        5,537,250
                       Mental Health Services Facilities:
                        Series B:
 2,500,000 AA-           5.000% due 2/15/18                                      2,468,750
 7,000,000 AA-           5.625% due 2/15/21                                      7,201,250
 2,600,000 AAA          Series D, FSA-Insured, 5.250% due 8/15/30                2,613,000


                      See Notes to Financial Statements.


        19 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                            March 31, 2001


                                   NEW YORK PORTFOLIO

   FACE
  AMOUNT    RATING(a)                        SECURITY                             VALUE
------------------------------------------------------------------------------------------
Hospitals -- 8.3% (continued)
$13,000,000 AAA         New York & Presbyterian Hospital, AMBAC-Insured,
                         4.750% due 8/1/16                                     $12,675,000
  3,000,000 AAA         St. Luke's Home, Residential Health, FHA-Insured,
                         6.375% due 8/1/35                                       3,172,500
  2,450,000 AAA         St. Vincent's Hospital & Medical Center, FHA-Insured,
                         7.400% due 8/1/30                                       2,519,458
  2,000,000 AAA         Victory Memorial Hospital, MBIA-Insured,
                         5.375% due 8/1/25                                       2,020,000
                      New York State Medical Care Facility Finance,
                        Agency Revenue:
    175,000 AA-          8.875% due 8/15/07                                        177,389
      5,000 AA-          7.750% due 2/15/20                                          5,115
                         Series A:
  2,500,000 B             Central Suffolk Hospital Mortgage Project
                           6.125% due 11/1/16                                    2,312,500
  2,830,000 Aa2*          FHA-Insured, 7.450% due 8/15/31                        2,932,078
    955,000 Aa1*          Health Center Projects, Secured Mortgage
                           Program, SONYMA-Insured,
                           6.375% due 11/15/19                                   1,020,656
                         Series B:
    985,000 AA            Hospital & Nursing Home Insured Mortgage,
                           FHA-Insured, 7.000% due 8/15/32                       1,031,788
  1,860,000 AAA           Long Term Healthcare, FSA-Insured,
                           6.450% due 11/1/14                                    1,939,236
  3,500,000 AA            Mortgage Project, FHA-Insured,
                           6.100% due 2/15/15                                    3,657,500
  2,385,000 AA           Series C, FHA-Insured, 6.650% due 8/15/32               2,480,400
                         Series F, Mental Health Services Facilities
                          Improvement:
    710,000 AA-             6.500% due 8/15/12                                     747,275
    730,000 AA-             6.500% due 2/15/19                                     762,850
------------------------------------------------------------------------------------------
                                                                                63,405,245
------------------------------------------------------------------------------------------
Housing: Multi-Family -- 4.9%
                      New York City Housing Development Corp.:
  1,450,880 NR          Cadman Project, 6.500% due 11/15/18                      1,420,049
    918,875 NR          Heywood Towers Project, 6.500% due 10/15/17                905,092
  1,172,259 NR          Kelly Project, 6.500% due 2/15/18                        1,151,745
    317,128 AAA         Pass Through Certificates, Series A,
                         AMBAC-Insured, 6.500% due 12/20/01                        333,286
  1,500,812 NR          Riverbend Project, 6.500% due 11/15/18                   1,577,925
                        Series A, FHA-Insured:
  4,000,000 AAA          Mortgage Revenue, 6.600% due 4/1/30                     4,165,000


                      See Notes to Financial Statements.


        20 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                            March 31, 2001


                                  NEW YORK PORTFOLIO

   FACE
  AMOUNT   RATING(a)                       SECURITY                           VALUE
--------------------------------------------------------------------------------------
Housing: Multi-Family -- 4.9% (continued)
$5,000,000 AAA          Multi-Unit Mortgage Revenue,
                         7.350% due 6/1/19                                 $ 5,112,400
                     New York State Dormitory Authority Revenue,
                       FNMA-Collateralized, Park Ridge Housing Inc.:
 1,000,000 AAA          6.375% due 8/1/20                                    1,092,500
 1,470,000 AAA          6.500% due 8/1/25                                    1,611,488
                     New York State Housing Finance Agency Revenue,
                       Secured Mortgage Program, SONYMA-Insured:
                        Series A:
   500,000 Aa1*          7.000% due 8/15/12 (d)                                521,875
 2,000,000 Aa1*          6.200% due 8/15/15 (d)                              2,120,000
   500,000 Aa1*          7.050% due 8/15/24 (d)                                520,000
 6,870,000 Aa1*         Series B, 6.250% due 8/15/29 (d)                     7,222,088
                        Series C:
 1,750,000 Aa1*          6.600% due 8/15/27                                  1,839,688
 1,500,000 AAA           FHA-Insured, 6.500% due 8/15/24                     1,554,375
 5,170,000 BBB       Puerto Rico Commonwealth Urban Renewal &
                      Housing Corp., 7.875% due 10/1/04                      5,240,054
   880,000 A1*       Rensselaer Housing Authority, Multi-Family Mortgage
                       Revenue, Rensselaer Elderly Apartments, Series A,
                       7.750% due 1/1/11                                       937,200
--------------------------------------------------------------------------------------
                                                                            37,324,765
--------------------------------------------------------------------------------------
Housing: Single-Family -- 4.3%
                     New York State Mortgage Agency Revenue,
                       Homeowner Mortgage:
 2,625,000 Aa1*         Series 37-A, 6.375% due 10/1/14                      2,772,656
 1,000,000 Aa1*         Series 41-A, 6.450% due 10/1/14                      1,058,750
 4,000,000 Aa1*         Series 42, FHA-Insured, 6.650% due 4/1/26 (d)        4,190,000
 8,820,000 Aa1*         Series 46, 6.650% due 10/1/25 (d)                    9,272,025
 4,365,000 Aa1*         Series 65, 5.850% due 10/1/28 (d)                    4,463,213
 4,975,000 Aa1*         Series 67, 5.800% due 10/1/28 (d)                    5,080,719
 6,000,000 Aa1*         Series 71, 5.350% due 10/1/18 (d)                    6,075,000
--------------------------------------------------------------------------------------
                                                                            32,912,363
--------------------------------------------------------------------------------------
Industrial Development -- 3.5%
 2,250,000 A3*       Essex County IDA Revenue, Solid Waste, (International
                      Paper Co. Project), Series A, 6.150% due 4/1/21 (d)    2,255,625
   500,000 A+        Monroe County IDA Revenue, Public Improvement, Canal
                      Ponds Park, Series A, 7.000% due 6/15/13                 523,125
 1,710,000 AAA       New York City IDA, Civic Facilities Revenue,
                      (Lighthouse International Project), MBIA-Insured,
                      4.500% due 7/1/23                                      1,551,825


                      See Notes to Financial Statements.


        21 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                            March 31, 2001

                                   NEW YORK PORTFOLIO

   FACE
  AMOUNT   RATING(a)                         SECURITY                            VALUE
-----------------------------------------------------------------------------------------
Industrial Development -- 3.5% (continued)
                     Onondaga County IDA:
$  750,000 AA-         Civic Facilities Revenue, (Syracuse Home Association
                        Project), LOC-HSBC Bank USA, 5.200% due 12/1/18       $   745,313
 8,000,000 AAA         Sewer Facilities Revenue, (Bristol-Myers-Squibb Co.
                        Project), 5.750% due 3/1/24 (d)                         8,470,000
 1,000,000 AAA       Otsego County IDA, Civic Facility Revenue, Aurelia
                      Osborn Fox Memorial Hospital, Series A, FSA-Insured,
                      4.500% due 10/1/19                                          931,250
 8,000,000 BBB-      Port Authority of New York & New Jersey, (Delta Airlines
                      Inc. Project), Series 1R, 6.950% due 6/1/08               8,320,000
 1,410,000 A+        Rensselaer County IDA, Albany International Corp.,
                      LOC-Fleet Trust Co., 7.550% due 6/1/07 (d)                1,589,775
 1,825,000 B2*       Warren & Washington Counties IDA, Resource Recovery
                      Revenue Bonds, Series A, 7.900% due 12/15/07              1,838,688
-----------------------------------------------------------------------------------------
                                                                               26,225,601
-----------------------------------------------------------------------------------------
Life Care Systems -- 2.7%
                     New York State Dormitory Authority Revenue Bonds,
                      FHA-Insured:
 1,230,000 AAA          Crouse Community Center, 7.500% due 8/1/29              1,245,449
                        Genessee Valley:
 1,000,000 AA            Series A, 6.900% due 2/1/32                            1,032,460
   685,000 AA            Series B, 6.850% due 8/1/16                              709,112
 3,815,000 AA           Hebrew Nursing Home, 6.125% due 2/1/37                  3,977,138
 1,265,000 AAA          Heritage House Nursing Center, 7.000% due 8/1/31        1,297,865
 1,895,000 AAA          Jewish Geriatric Center, 7.150% due 8/1/14              2,067,919
 1,500,000 AAA          Menorah Campus, Nursing Home,
                         6.100% due 2/1/37                                      1,567,500
 1,600,000 AA           Niagara Frontier Home, Mortgage Revenue,
                         6.200% due 2/1/15                                      1,694,000
 3,350,000 AA           Wesley Garden Nursing Home, 6.125% due 8/1/35           3,475,625
 2,160,000 AA        Oneida Health Care Corp. Mortgage Revenue, Series A,
                      FHA-Insured, 7.200% due 8/1/31                            2,213,611
 1,250,000 AAA       Syracuse NY IDA Revenue, James Square Association,
                      Series A, FHA-Insured, 7.000% due 8/1/25                  1,282,475
-----------------------------------------------------------------------------------------
                                                                               20,563,154
-----------------------------------------------------------------------------------------
Miscellaneous -- 5.6%
                     New York City TFA Revenue Future Tax Secured:
 4,250,000 AA+         Series B, 4.750% due 11/1/19                             4,048,125
 1,400,000 AA+         Series C, SPA-Bayerische Landesbank,
                        3.600% due 5/1/28 (c)                                   1,400,000
 1,655,000 AAA       New York City Trust Cultural Resource Revenue, American
                      Museum of Natural History, Series A, AMBAC-Insured,
                      5.250% due 7/1/17                                         1,696,375


                      See Notes to Financial Statements.


        22 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                            March 31, 2001


                                     NEW YORK PORTFOLIO

   FACE
  AMOUNT    RATING(a)                          SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Miscellaneous -- 5.6% (continued)
                      New York State Dormitory Authority Lease Revenue:
$   835,000 AAA         Audit & Control Office Facilities, 4.875% due 4/1/16      $   833,956
                        Court Facilities, City of New York Issue:
  5,000,000 A            6.000% due 5/15/39                                         5,468,750
  3,000,000 AAA          AMBAC-Insured, 5.750% due 5/15/30                          3,187,500
                      New York State Urban Development Corp. Revenue,
                       Correctional Facilities Service Contract:
  6,600,000 AAA          Series C, AMBAC-Insured, 6.000% due 1/1/29                 7,119,750
                         Series D, FSA-Insured:
  3,000,000 AAA           5.125% due 1/1/25                                         2,988,750
 15,400,000 AAA           5.250% due 1/1/30                                        15,496,250
---------------------------------------------------------------------------------------------
                                                                                   42,239,456
---------------------------------------------------------------------------------------------
Pollution Control Revenue -- 1.6%
                      New York State Environmental Facilities Corp.:
  6,040,000 Aa1*        State Clean Drinking Water, Series C, 5.000% 6/15/16        6,115,500
                        State Water Revolving Fund, Series A:
  1,950,000 AAA          7.500% due 6/15/12                                         1,993,875
    805,000 AA+          GIC-Societe General, 7.250% due 6/15/10                      826,719
  1,000,000 AAA       North Country Development Authority, Solid Waste
                       Management System Revenue Refunding,
                       FSA-Insured, 6.000% due 5/15/15                              1,142,500
  1,710,000 A3*       Puerto Rico Industrial, Medical & Environmental Facilities,
                       Finance Authority Revenue, Series A, American Airlines
                       Inc., Series A, 6.450% due 12/1/2                            1,806,188
---------------------------------------------------------------------------------------------
                                                                                   11,884,782
---------------------------------------------------------------------------------------------
Pre-Refunded (e) --12.3%
     35,000 NR        Battery Park City Authority Housing Revenue, FHA-
                       Insured, (Call 6/1/05 @ 100), 8.625% due 6/1/23                 41,738
  1,000,000 AAA       Buffalo Municipal Water Finance Authority, Water
                       Systems Revenue, FGIC-Insured, (Call 7/1/06 @ 102),
                       6.100% due 7/1/26                                            1,135,000
  2,150,000 AAA       Monroe County Water Authority Revenue, AMBAC-
                       Insured, (Call 8/1/04 @ 101), 7.000% due 8/1/19              2,410,688
                      New York City GO:
    950,000 NR          6.600% due 8/1/09, (Call 8/1/02 @ 101.5)                    1,005,813
     85,000 AAA         Series A, (Call 8/15/01 @ 101.5), 7.750% due 8/15/16           87,737
  4,000,000 AAA         Series B-1, MBIA-Insured, (Call 8/15/04 @ 101),
                         6.950% due 8/15/12                                         4,485,000
  2,375,000 Aaa*        Series H, (Call 2/1/02 @ 101.5), 7.000% due 2/1/21          2,487,266
  1,000,000 AA        New York City IDA, Civil Facilities Revenue, (The
                       Lighthouse Project), LOC-Chase Manhattan Bank
                       (Call 7/1/02 @ 102), 6.375% due 7/1/10                       1,058,750


                      See Notes to Financial Statements.


        23 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                            March 31, 2001


                                 NEW YORK PORTFOLIO

   FACE
  AMOUNT   RATING(a)                       SECURITY                           VALUE
--------------------------------------------------------------------------------------
Pre-Refunded (e) -- 12.3% (continued)
$3,270,000 AAA       New York City Municipal Water Finance Authority,
                      Water & Sewer System Revenue, Series A, FSA-Insured
                      (Call 6/15/01 @ 101), 7.000% due 6/15/15             $ 3,323,628
                     New York State Dormitory Authority Revenue:
 5,000,000 A3*         Department of Education, State of New York Issue,
                        (Call 7/1/01 @ 102), 7.750% due 7/1/21               5,156,150
   324,000 AA-         Series B, (Call 5/15/09 @ 100), 7.500% due 5/15/11      402,570
                     New York State Energy, Research & Development
                      Authority, Electric Facilities Revenue
                      (Call 6/15/02 @ 102):
 2,935,000 A            Series A, 7.150% due 12/1/20 (d)                     3,122,106
 2,190,000 A            Series B, 7.150% due 12/1/22 (d)                     2,329,613
                     New York State Medical Care Facilities Finance
                      Agency Revenue:
                        Mental Health Improvement, Series F,
                         (Call 8/15/02 @ 102):
 4,010,000 AA-             6.500% due 8/15/12                                4,265,638
 3,885,000 AA-             6.500% due 2/15/19                                4,118,100
                        Series A:
 4,000,000 AAA           Brookdale Hospital Medical Center,
                          (Call 2/15/05 @ 102), 6.800% due 8/15/12           4,545,000
 1,075,000 Aa2*          FHA-Insured, (Call 8/15/01 @ 102),
                          7.450% due 8/15/31                                 1,113,775
 6,950,000 AA            Hospital & Nursing Home, FHA-Insured,
                          (Call 2/15/04 @ 102), 6.200% due 2/15/21           7,523,375
 6,800,000 AA            Methodist Hospital, FHA-Insured,
                          (Call 8/15/02 @ 102), 6.700% due 8/15/23           7,259,000
 4,000,000 AA            Mortgage Project, FHA-Insured,
                          (Call 8/15/04 @ 102), 6.375% due 8/15/24           4,450,000
 4,700,000 AAA           New York Downtown Hospital,
                          (Call 2/15/05 @ 102), 6.800% due 2/15/20           5,340,375
                         New York Hospital, AMBAC-Insured,
                          (Call 2/15/05 @ 102):
 8,500,000 AAA              6.800% due 8/15/24                               9,658,125
 7,600,000 AAA              6.500% due 8/15/29                               8,550,000
 2,500,000 AAA              6.900% due 8/15/34                               2,846,875
 5,000,000 AAA           Secured Hospital Revenue Bonds 1991,
                          (Call 8/15/01 @ 102), 7.400% due 8/15/21           5,179,450
 1,500,000 AAA       New York State Municipal Bond Bank Agency, Special
                      Revenue Program, City of Rochester, Series A,
                      (Call 9/15/01 @ 102), 6.750% due 3/15/11               1,555,050
--------------------------------------------------------------------------------------
                                                                            93,450,822
--------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


        24 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                            March 31, 2001


                                    NEW YORK PORTFOLIO

   FACE
  AMOUNT    RATING(a)                         SECURITY                            VALUE
------------------------------------------------------------------------------------------
Public Facilities -- 2.2%
$ 1,000,000 A         Albany Parking Authority Revenue Refunding,
                       (Green & Hudson Street Garage Project), Series A,
                       7.150% due 9/15/16                                      $ 1,027,620
 10,000,000 AA+       New York City Transitional Finance Authority Revenue,
                       Future Tax, Series C, 5.500% due 11/1/29                 10,350,000
    915,000 AA-       New York State COP, (Hanson Redevelopment Project),
                       8.375% due 5/1/08                                         1,076,269
  4,475,000 Aaa*      New York State Dormitory Authority Revenue, State
                       University Athletic Facility, MBIA-Insured,
                       4.500% due 7/1/21                                         4,111,406
------------------------------------------------------------------------------------------
                                                                                16,565,295
------------------------------------------------------------------------------------------
Transportation -- 13.5%
                      Metropolitan Transportation Authority:
  2,290,000 AAA         Dedicated Tax Fund, Series A, FSA-Insured,
                         5.125% due 4/1/19                                       2,307,175
                        Transit Facilities Revenue:
                         Series A:
  5,000,000 A3*           6.000% due 7/1/19                                      5,418,750
 10,000,000 AAA           MBIA-Insured, 5.625% due 7/1/25                       10,325,000
  5,000,000 BBB+         Series N, 7.125% due 7/1/09                             5,300,000
  2,595,000 AAA         Triborough Bridge COP, AMBAC-Insured,
                         5.875% due 1/1/30                                       2,783,138
                      New York State Thruway Authority:
  5,000,000 AA-         General Revenue GO, Series E, 5.000% due 1/1/25          4,900,000
                        Highway & Bridge Toll Revenue Fund:
                         Series A, FGIC-Insured:
  7,010,000 AAA           5.000% due 4/1/19                                      6,974,950
  2,000,000 AAA           5.000% due 4/1/20                                      1,987,500
  2,500,000 AAA           5.000% due 4/1/21                                      2,468,750
 15,000,000 AAA          Series B, FGIC-Insured, 5.000% due 4/1/19              14,925,000
  4,000,000 AAA          Series B-1, FGIC-Insured, 5.500% due 4/1/18             4,195,000
  1,000,000 AAA       Niagara Falls Bridge Commission, Toll Revenue, Series B,
                       FGIC-Insured, 5.250% due 10/1/15                          1,067,500
                      Port Authority New York & New Jersey Special
                       Obligation Revenue:
 12,000,000 NR           Fifth Installment, 6.750% due 10/1/19                  12,480,000
                         Versatile Structure Obligation, SPA-Morgan
                          Guaranty Trust:
    900,000 A2*             Series 3, 3.300% due 6/1/20 (c)                        900,000
  2,100,000 A2*             Series 5, 3.300% due 8/1/24 (c)                      2,100,000
                      Triborough Bridge & Tunnel Authority:
  1,500,000 AA-         Convention Center Project, Series E,
                         7.250% due 1/1/10                                       1,743,750


                      See Notes to Financial Statements.


        25 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                            March 31, 2001


                                    NEW YORK PORTFOLIO

   FACE
  AMOUNT    RATING(a)                       SECURITY                             VALUE
------------------------------------------------------------------------------------------
 Transportation -- 13.5% (continued)
                        General Purpose Revenue Bonds GO:
$ 8,100,000 AAA          Series A, MBIA-Insured, 4.750% due 1/1/24            $  7,603,875
                         Series B:
  4,200,000 Aa3*          5.375% due 1/1/19                                      4,305,000
 10,125,000 Aa3*          5.500% due 1/1/30                                     10,416,094
------------------------------------------------------------------------------------------
                                                                               102,201,482
------------------------------------------------------------------------------------------
 Utilities -- 7.8%
 35,335,000 AAA       Long Island Power Authority, Electric System Revenue,
                       Series A, MBIA-Insured, 5.250% due 12/1/26               35,467,506
                      New York State Energy, Research & Development
                       Authority:
                         Electric Facilities Revenue:
  3,000,000 A1*           Brooklyn Union Gas Co. Project, Regular RIBS,
                            Series B, 10.081% due 7/15/26 (d)(f)                 3,727,500
  5,750,000 A+            Consolidated Edison Co. Inc. Project,
                           Series A, 7.125% due 12/1/29 (d)                      6,353,750
  1,065,000 Aaa*          Series A, 7.150% due 12/1/20 (d)                       1,115,588
    810,000 A             Series B, 7.150% due 2/1/22 (d)                          848,475
  1,500,000 Baa2*        Gas Facilities Revenue, Corning Natural Gas Corp.,
                          Series A, 8.250% due 12/1/18 (d)                       1,538,430
 10,000,000 AAA       Puerto Rico Electric Power Authority, FSA-Insured,
                       Series HH, 5.250% due 7/1/29                             10,187,500
------------------------------------------------------------------------------------------
                                                                                59,238,749
------------------------------------------------------------------------------------------
 Water & Sewer -- 5.7%
                      New York City Municipal Water Finance Authority,
                       Water & Sewer Systems Revenue:
 16,000,000 AA           5.500% due 6/15/33                                     16,520,000
                         Series B:
  2,555,000 AA            6.000% due 6/15/33                                     2,791,338
  5,205,000 AAA           FGIC-Insured, 5.125% due 6/15/30                       5,159,456
                          FSA-Insured:
  2,750,000 AAA             5.000% due 6/15/29                                   2,677,813
  1,000,000 AAA             5.250% due 6/15/29                                   1,003,750
  2,375,000 AAA          Series D, MBIA-Insured, 5.000% due 6/15/15              2,416,548
                      New York State Environmental Facilities Corp.,
                       Clean Water & Drinking Revolving Funds, Series B:
  1,260,000 AAA          5.250% due 4/15/17                                      1,294,650
  2,490,000 AAA          5.250% due 10/15/17                                     2,558,475
  1,740,000 AAA          5.250% due 4/15/18                                      1,779,150
  1,880,000 AAA          5.250% due 10/15/18                                     1,922,300


                      See Notes to Financial Statements.


        26 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedules of Investments (continued)                            March 31, 2001


                                  NEW YORK PORTFOLIO

   FACE
  AMOUNT   RATING(a)                       SECURITY                          VALUE
--------------------------------------------------------------------------------------
Water & Sewer -- 5.7% (continued)
$5,000,000 AAA       Suffolk County Water Authority, Water Works Revenue,
                      Series A, FGIC-Insured, 5.125% due 6/1/26           $  4,968,750
--------------------------------------------------------------------------------------
                                                                            43,092,230
--------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $717,954,677**)                             $758,512,015
--------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Bond is escrowed to maturity by U.S. government securities and is considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(c) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(d) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(e) Bond is escrowed by U.S. government securities and is considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(f) Residual interest bond -- coupon varies inversely with level of short-term tax-exempt interest rates.
**  Aggregate cost for Federal income tax purposes is substantially the same.

  See pages 28 and 29 for definitions of ratings and certain security descriptions.



                      See Notes to Financial Statements.


        27 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Bond Ratings (unaudited)



The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  -- Bonds rated "AAA" have the highest rating
        assigned by Standard & Poor's to a debt
        obligation. Capacity to pay interest and repay
        principal is extremely strong.
AA   -- Bonds rated "AA" have a very strong capacity to
        pay interest and repay principal and differ
        from the highest rated issue only in a small
        degree.
A    -- Bonds rated "A" have a strong capacity to pay
        interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB
and B-- Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa  -- Bonds rated "Aaa" are judged to be of the best
        quality. They carry the smallest degree of
        investment risk and are generally referred to
        as "gilt edge". Interest payments are protected
        by a large or by an exceptionally stable
        margin, and principal is secure. While the
        various protective elements are likely to
        change, such changes as can be visualized are
        most unlikely to impair the fundamentally
        strong position of these bonds.
Aa   -- Bonds rated "Aa" are judged to be of high
        quality by all standards. Together with the
        "Aaa" group they comprise what are generally
        known as high grade bonds. They are rated lower
        than the best bonds because margins of
        protection may not be as large as in "Aaa"
        securities, or fluctuation of protective
        elements may be of greater amplitude, or there
        may be other elements present which make the
        long-term risks appear somewhat larger than in
        "Aaa" securities.
A    -- Bonds rated "A" possess many favorable
        investment attributes and are to be considered
        as upper medium grade obligations. Factors
        giving security to principal and interest are
        considered adequate, but elements may be
        present which suggest a susceptibility to
        impairment some time in the future.
Baa  -- Bonds rated "Baa" are considered as medium
        grade obligations, i.e., they are neither
        highly protected nor poorly secured. Interest
        payment and principal security appear adequate
        for the present but certain protective elements
        may be lacking or may be characteristically
        unreliable over any great length of time. Such
        bonds lack outstanding investment
        characteristics and in fact have speculative
        characteristics as well.
Ba   -- Bonds rated "Ba" are judged to have speculative
        elements; their future cannot be considered as
        well assured. Often the protection of interest
        and principal payments may be very moderate,
        and thereby not well safeguarded during both
        good and bad times over the future. Uncertainty
        of position characterizes bonds in this class.
B    -- Bonds rated "B" generally lack characteristics
        of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

NR   -- Indicates the bond is not rated by Standard &
        Poor's or Moody's.


      28    Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Short-Term Security Ratings (unaudited)


SP-1     -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1      -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
P-1      -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
VMIG 1   -- Moody's highest rating for issues having a demand feature -- VRDO.
MIG 1    -- Moody's highest rating for short-term municipal obligations.
MIG 2    -- Moody's second highest rating for short-term municipal obligations.

 Security Descriptions (unaudited)

ABAG     -- Association of Bay Area Governments
AIG      -- American International Guaranty
AMBAC    -- AMBAC Indemnity Corporation
AMT      -- Alternative Minimum Tax
BAN      -- Bond Anticipation Notes
BIG      -- Bond Investors Guaranty
BOCES    -- Board of Cooperative Education Services
CGIC     -- Capital Guaranty Insurance Company
COP      -- Certificate of Participation
CSD      -- Central School District
ETM      -- Escrowed to Maturity
FAIRS    -- Floating Adjustable Interest Rate Securities
FGIC     -- Financial Guaranty Insurance Company
FHA      -- Federal Housing Administration
FHLMC    -- Federal Home Loan Mortgage Corporation
FNMA     -- Federal National Mortgage Association
FRTC     -- Floating Rate Trust Certificates
FSA      -- Financial Security Assurance
GDB      -- Government Development Bank
GIC      -- Guaranteed Investment Contract
GNMA     -- Government National Mortgage Association
GO       -- General Obligation
HDC      -- Housing Development Corporation
HFA      -- Housing Finance Authority
IDA      -- Industrial Development Authority
IDB      -- Industrial Development Board
IDR      -- Industrial Development Revenue
INFLOS   -- Inverse Floaters
IRB      -- Industrial Revenue Bonds
LOC      -- Letter of Credit
MBIA     -- Municipal Bond Investors Assurance Corporation
MVRICS   -- Municipal Variable Rate Inverse Coupon Security
PART     -- Partnership Structure
PCFA     -- Pollution Control Financing Authority
PCR      -- Pollution Control Revenue
RAN      -- Revenue Anticipation Notes
RIBS     -- Residual Interest Bonds
SAVRS    -- Select Auction Variable Rate Securities
SONYMA   -- State of New York Mortgage Association
SWAP     -- SWAP Structure
TAN      -- Tax Anticipation Notes
TECP     -- Tax Exempt Commercial Paper
TFA      -- Transitional Financial Authority
TOB      -- Tender Option Bond Structure
TRAN     -- Tax and Revenue Anticipation Notes
UFSD     -- Union Free School District
VRDN     -- Variable Rate Demand Note
VRDO     -- Variable Rate Demand Obligation
VRWE     -- Variable Rate Wednesday Demand


      29    Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Statements of Assets and Liabilities                            March 31, 2001



                                                                 New York
                                                               Money Market     New York
                                                                 Portfolio      Portfolio
-------------------------------------------------------------------------------------------
ASSETS:
      Investments, at value (Cost -- $2,078,763,790 and
       $717,954,677, respectively)                            $2,078,763,790  $758,512,015
      Cash                                                            87,654       306,029
      Interest receivable                                         17,772,022    11,483,820
      Receivable for Fund shares sold                                     --     4,972,574
      Other assets                                                    16,490            --
-------------------------------------------------------------------------------------------
      Total Assets                                             2,096,639,956   775,274,438
-------------------------------------------------------------------------------------------
LIABILITIES:
      Payable for securities purchased                            34,740,278            --
      Dividends payable                                            3,089,349     1,223,552
      Management fees payable                                        852,782       321,667
      Distribution fees payable                                       72,370        93,245
      Deferred compensation payable                                   16,490        18,311
      Payable for Fund shares purchased                                   --       183,039
      Accrued expenses                                               296,299       131,342
-------------------------------------------------------------------------------------------
      Total Liabilities                                           39,067,568     1,971,156
-------------------------------------------------------------------------------------------
Total Net Assets                                              $2,057,572,388  $773,303,282
-------------------------------------------------------------------------------------------
NET ASSETS:
      Par value of shares of beneficial interest              $    2,057,669  $     57,608
      Capital paid in excess of par value                      2,055,516,006   746,656,630
      Undistributed net investment income                                 --        78,882
      Accumulated net realized loss
       from security transactions                                     (1,287)  (14,047,176)
      Net unrealized appreciation of investments                          --    40,557,338
-------------------------------------------------------------------------------------------
Total Net Assets                                              $2,057,572,388  $773,303,282
-------------------------------------------------------------------------------------------
Shares Outstanding:
      Class A                                                  2,057,669,335    43,392,258
      -------------------------------------------------------------------------------------
      Class B                                                             --    11,043,856
      -------------------------------------------------------------------------------------
      Class L                                                             --     2,419,542
      -------------------------------------------------------------------------------------
      Class Y                                                             --       752,636
      -------------------------------------------------------------------------------------
Net Asset Value:
      Class A (and redemption price)                                   $1.00        $13.42
      -------------------------------------------------------------------------------------
      Class B *                                                           --        $13.42
      -------------------------------------------------------------------------------------
      Class L **                                                          --        $13.41
      -------------------------------------------------------------------------------------
      Class Y (and redemption price)                                      --        $13.42
      -------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
      Class A (net asset value plus 4.17% of net asset value)             --        $13.98
      -------------------------------------------------------------------------------------
      Class L (net asset value plus 1.01% of net asset value)             --        $13.55
-------------------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.


        30 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Statements of Operations                     For the Year Ended March 31, 2001


                                                            New York
                                                          Money Market    New York
                                                           Portfolio     Portfolio
------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                               $   68,732,742 $ 39,329,319
------------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 4)                                    8,665,074    3,367,819
  Distribution fees (Note 4)                                  1,733,015    1,868,119
  Shareholder and system servicing fees                         465,197      177,399
  Registration fees                                             194,985       30,572
  Audit and legal                                                34,175       33,658
  Shareholder communications                                     34,170       32,665
  Pricing service fees                                           17,000       26,633
  Custody                                                        12,750        6,710
  Trustees' fees                                                  6,935        5,351
  Other                                                          32,980       16,775
------------------------------------------------------------------------------------
  Total Expenses                                             11,196,281    5,565,701
------------------------------------------------------------------------------------
Net Investment Income                                        57,536,461   33,763,618
------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 5):
 Realized Gain From Security Transactions
 (excluding short-term securities*):
   Proceeds from sales                                    4,443,623,304  108,353,542
   Cost of securities sold                                4,443,596,879  107,023,445
------------------------------------------------------------------------------------
  Net Realized Gain                                              26,425    1,330,097
------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
   Beginning of year                                                 --    8,826,113
   End of year                                                       --   40,557,338
------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                            --   31,731,225
------------------------------------------------------------------------------------
Net Gain on Investments                                          26,425   33,061,322
------------------------------------------------------------------------------------
Increase in Net Assets From Operations                   $   57,562,886 $ 66,824,940
------------------------------------------------------------------------------------

* Represents net unrealized gains only from the sale of short-term securities for the New York Money Market Portfolio.


                      See Notes to Financial Statements.


        31 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Statements of Changes in Net Assets


                                            For the Years Ended March 31,
New York Money Market Portfolio                 2001             2000
---------------------------------------------------------------------------
OPERATIONS:
  Net investment income                   $    57,536,461  $    39,028,944
  Net realized gain (loss)                         26,425          (29,286)
---------------------------------------------------------------------------
  Increase in Net Assets From Operations       57,562,886       38,999,658
---------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                       (57,536,461)     (39,028,944)
---------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders              (57,536,461)     (39,028,944)
---------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares          7,530,348,825    5,872,896,953
  Net asset value of shares issued
   for reinvestment of dividends               55,466,446       37,246,509
  Cost of shares reacquired                (7,100,857,989)  (5,717,261,587)
---------------------------------------------------------------------------
  Increase in Net Assets
   From Fund Share Transactions               484,957,282      192,881,875
---------------------------------------------------------------------------
Increase in Net Assets                        484,983,707      192,852,589
NET ASSETS:
  Beginning of year                         1,572,588,681    1,379,736,092
---------------------------------------------------------------------------
  End of year                             $ 2,057,572,388  $ 1,572,588,681
---------------------------------------------------------------------------


                      See Notes to Financial Statements.


        32 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

                                                      For the Years Ended March 31,
New York Portfolio                                         2001           2000
-----------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                               $  33,763,618  $  35,678,855
  Net realized gain (loss)                                1,330,097    (15,214,643)
  Increase (decrease) in net unrealized appreciation     31,731,225    (35,570,417)
-----------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations      66,824,940    (15,106,205)
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                                 (34,000,674)   (35,355,510)
  Net realized gains                                             --       (394,886)
-----------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                        (34,000,674)   (35,750,396)
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Proceeds from sale of shares                          210,637,738     79,456,295
  Net asset value of shares issued for
   reinvestment of dividends                             19,943,819     21,054,255
  Cost of shares reacquired                            (145,899,531)  (159,480,306)
-----------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
   From Fund Share Transactions                          84,682,026    (58,969,756)
-----------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                       117,506,292   (109,826,357)
NET ASSETS:
  Beginning of year                                     655,796,990    765,623,347
-----------------------------------------------------------------------------------
  End of year*                                        $ 773,303,282  $ 655,796,990
-----------------------------------------------------------------------------------
* Includes undistributed net Investment income of:          $78,882       $315,938
-----------------------------------------------------------------------------------


                      See Notes to Financial Statements.


        33 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Notes to Financial Statements


1. Significant Accounting Policies

The New York Money Market and New York Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and seven other separate investment portfolios: Florida, Georgia, Pennsylvania, Limited Term, National, Massachusetts Money Market and California Money Market Portfolios. The New York Portfolio is an open-end non-diversified investment portfolio of this Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) with respect to the New York Portfolio, securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; the New York Money Market Portfolio uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the directions of the Board of Trustees; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; with respect to the New York Portfolio, market discount is recognized upon the disposition of the security;
(g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve them from substantially all Federal income and excise taxes; (j) the character of income and gains to be


      34    Smith Barney Muni Funds | 2001 Annual Report to Shareholders
distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition during November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed-income securities. The New York Portfolio currently does not accrete market discount. Upon adoption, the Fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of the Fund. At this time, the Portfolios have not completed its analysis of the impact of this accounting change.

2. Portfolio Concentration

Since the Portfolios invest primarily in obligations of issuers within New York, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting New York.

3. Exempt-Interest Dividends and Other Distributions

The New York Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly in Portfolio shares on the payable date. Furthermore, each Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.


      35    Smith Barney Muni Funds | 2001 Annual Report to Shareholders

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolios. The New York Money Market Portfolio pays SBFM a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion and 0.45% on the average daily net assets in excess of $5 billion. The New York Portfolio pays SBFM a management fee calculated at the annual rate of 0.50% of its average daily net assets. These fees are calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended March 31, 2001, the Portfolios paid transfer agent fees totaling $582,227 to CFTC. The totals for each Portfolio were as follows:

                 Portfolio                 Transfer Agent Fees
                 ---------------------------------------------
                 New York Money Market                $417,104
                 ---------------------------------------------
                 New York                              165,123
                 ---------------------------------------------

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Portfolios' distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Portfolios' agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.

For the New York Portfolio, there are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is also a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares of the New York Portfolio, which applies if redemption occurs within one year from purchase.


      36    Smith Barney Muni Funds | 2001 Annual Report to Shareholders

This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2001, SSB and CFBDS received sales charges of approximately $2,744,000 and $116,000 on sales of the New York Portfolio's Class A and L shares, respectively. In addition, for the year ended March 31, 2001, CDSCs paid to SSB were approximately:

                                           Class A Class B Class L
              ----------------------------------------------------
              New York Portfolio            $1,000 $92,000  $7,000
              ----------------------------------------------------

Pursuant to a Distribution Plan, the New York Money Market Portfolio pays a distribution fee calculated at the annual rate of 0.10% of the average daily net assets of its Class A shares. The New York Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the New York Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively.

For the year ended March 31, 2001, total Distribution Plan fees incurred were:


          Portfolio                        Class A   Class B  Class L
          ------------------------------------------------------------
          New York Money Market           $1,733,015       --       --
          ------------------------------------------------------------
          New York                           751,568 $971,409 $145,142
          ------------------------------------------------------------

All officers and one Trustee of the Fund are employees of SSB.



      37    Smith Barney Muni Funds | 2001 Annual Report to Shareholders

5.         Investments

During the year ended March 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                    New York Money    New York
                                   Market Portfolio  Portfolio
               -------------------------------------------------
               Purchases                         -- $168,924,450
               -------------------------------------------------
               Sales                             --  108,353,542
               -------------------------------------------------

At March 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                             New York Money   New York
                                           Market Portfolio  Portfolio
        ----------------------------------------------------------------
        Gross unrealized appreciation                    -- $41,212,846
        Gross unrealized depreciation                    --    (655,508)
        ----------------------------------------------------------------
        Net unrealized appreciation                      -- $40,557,338
        ----------------------------------------------------------------

6. Futures Contracts

The New York Portfolio may from time to time enter into futures contracts.

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At March 31, 2001, the Portfolio did not hold any futures contracts.



      38    Smith Barney Muni Funds | 2001 Annual Report to Shareholders

7. Capital Loss Carryforward

At March 31, 2001, the New York Money Market Portfolio and the New York Portfolio had, for Federal income tax purposes, approximately $2,900 and $14,047,200, respectively, of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurrs on March 31 of the year indicated:

                                             2008       2009       Total
     ----------------------------------------------------------------------
     New York Money Market Portfolio      $    2,900         -- $     2,900
     ----------------------------------------------------------------------
     New York Portfolio                    9,400,400 $4,646,800  14,047,200
     ----------------------------------------------------------------------

8. Shares of Beneficial Interest

At March 31, 2001, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At March 31, 2001, total paid-in capital amounted to the following for each Portfolio and their respective classes:

 Portfolio                     Class A       Class B      Class L     Class Y
 ------------------------------------------------------------------------------
 New York Money Market      $2,057,573,675           --          --          --
 ------------------------------------------------------------------------------
 New York                      549,790,858 $154,180,301 $32,613,470 $10,129,609
 ------------------------------------------------------------------------------


      39    Smith Barney Muni Funds |  2001 Annual Report to Shareholders

             Transactions in shares of each class were as follows:

                                         Year Ended                       Year Ended
                                       March 31, 2001                   March 31, 2000
New York                      -------------------------------- --------------------------------
Money Market Portfolio            Shares           Amount          Shares           Amount
-----------------------------------------------------------------------------------------------
Class A
Shares sold                    7,530,348,825  $ 7,530,348,825   5,872,896,953  $ 5,872,896,953
Shares issued on reinvestment     55,466,446       55,466,446      37,246,509       37,246,509
Shares reacquired             (7,100,857,989)  (7,100,857,989) (5,717,261,587)  (5,717,261,587)
-----------------------------------------------------------------------------------------------
Net Increase                     484,957,282  $   484,957,282     192,881,875  $   192,881,875
-----------------------------------------------------------------------------------------------

New York Portfolio

-----------------------------------------------------------------------------------------------
Class A
Shares sold                       12,007,405  $   158,071,506       4,382,172  $    56,724,394
Shares issued on reinvestment      1,170,554       15,213,848       1,227,851       15,835,149
Shares reacquired                 (7,480,873)     (97,275,527)     (8,506,358)    (109,374,730)
-----------------------------------------------------------------------------------------------
Net Increase (Decrease)            5,697,086  $    76,009,827      (2,896,335) $   (36,815,187)
-----------------------------------------------------------------------------------------------
Class B
Shares sold                        1,995,479  $    26,312,936       1,310,330  $    16,759,165
Shares issued on reinvestment        303,136        3,931,617         355,205        4,648,373
Shares reacquired                 (3,485,338)     (45,490,799)     (3,441,442)     (44,277,729)
-----------------------------------------------------------------------------------------------
Net Decrease                      (1,186,723) $   (15,246,246)     (1,775,907) $   (22,870,191)
-----------------------------------------------------------------------------------------------
Class L
Shares sold                        1,228,396  $    16,253,296         457,526  $     5,972,736
Shares issued on reinvestment         51,363          668,745          44,348          570,733
Shares reacquired                   (241,290)      (3,133,205)       (453,869)      (5,827,847)
-----------------------------------------------------------------------------------------------
Net Increase                       1,038,469  $    13,788,836          48,005  $       715,622
-----------------------------------------------------------------------------------------------
Class Y
Shares sold                          742,942  $    10,000,000              --               --
Shares issued on reinvestment          9,694          129,609              --               --
Shares reacquired                         --               --              --               --
-----------------------------------------------------------------------------------------------
Net Increase                         752,636  $    10,129,609              --               --
-----------------------------------------------------------------------------------------------



      40    Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Financial Highlights


For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                           New York Money Market Portfolio
                                     --------------------------------------------
Class A Shares                         2001     2000     1999     1998     1997
---------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year                   $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
---------------------------------------------------------------------------------
Net investment income                  0.034    0.027    0.027    0.030    0.028
Dividends from net investment income  (0.034)  (0.027)  (0.027)  (0.030)  (0.028)
---------------------------------------------------------------------------------
Net Asset Value, End of Year         $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
---------------------------------------------------------------------------------
Total Return                            3.40%    2.76%    2.72%    3.04%    2.85%
---------------------------------------------------------------------------------
Net Assets, End of Year (millions)    $2,058   $1,573   $1,380   $1,161     $937
---------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(1)/                         0.65%    0.67%    0.65%    0.65%    0.67%
  Net investment income                 3.32     2.73     2.65     2.99     2.80
---------------------------------------------------------------------------------

                                                        New York Portfolio
                                           ---------------------------------------------
Class A Shares                             2001/(2)/ 2000/(2)/ 1999/(2)/  1998    1997
----------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year                         $12.78   $13.69     $13.91   $13.16  $13.19
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.67     0.68       0.68     0.72    0.74
  Net realized and unrealized gain (loss)     0.64    (0.91)      0.07     0.81   (0.03)
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations           1.31    (0.23)      0.75     1.53    0.71
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.67)   (0.67)     (0.70)   (0.73)  (0.74)
  Net realized gains                            --    (0.01)     (0.27)   (0.05)     --
----------------------------------------------------------------------------------------
Total Distributions                          (0.67)   (0.68)     (0.97)   (0.78)  (0.74)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                $13.42   $12.78     $13.69   $13.91  $13.16
----------------------------------------------------------------------------------------
Total Return                                 10.57%   (1.61)%     5.50%   11.83%   5.48%
----------------------------------------------------------------------------------------
Net Assets, End of Year (millions)            $583     $482       $556     $554    $531
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                               0.69%    0.71%      0.70%    0.71%   0.75%
  Net investment income                       5.14     5.20       4.94     5.28    5.58
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                         16%      33%        60%      71%     53%
----------------------------------------------------------------------------------------

(1) As a result of voluntary expense limitations, the expense ratio will not exceed 0.80%.
(2) Per share amounts have been calculated using the monthly average shares method.
(3) As a result of voluntary expense limitations, the expense ratio will not exceed 0.85% for Class A shares.


      41    Smith Barney Muni Funds | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                          New York Portfolio
                                           --------------------------------------------------
Class B Shares                             2001/(1)/ 2000/(1)/ 1999/(1)/      1998     1997
---------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year                         $12.78    $13.68      $13.89     $13.15   $13.18
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.60      0.61        0.61       0.65     0.67
  Net realized and unrealized gain (loss)     0.64     (0.90)       0.07       0.80    (0.03)
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           1.24     (0.29)       0.68       1.45     0.64
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.60)    (0.60)      (0.62)     (0.66)   (0.67)
  Net realized gains                            --     (0.01)      (0.27)     (0.05)      --
---------------------------------------------------------------------------------------------
Total Distributions                          (0.60)    (0.61)      (0.89)     (0.71)   (0.67)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $13.42    $12.78      $13.68     $13.89   $13.15
---------------------------------------------------------------------------------------------
Total Return                                  9.96%    (2.09)%      5.02%     11.19%    4.96%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)            $148      $156        $192       $195     $185
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(2)/                               1.22%     1.23%       1.23%      1.23%    1.27%
  Net investment income                       4.63      4.67        4.42       4.76     5.06
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         16%       33%         60%        71%      53%
---------------------------------------------------------------------------------------------

Class L Shares                             2001/(1)/ 2000/(1)/ 1999/(1)(3)/   1998     1997
---------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year                          $12.77    $13.67      $13.88     $13.14   $13.17
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.58      0.60        0.60       0.64     0.66
  Net realized and unrealized gain (loss)     0.65     (0.90)       0.07       0.80    (0.02)
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           1.23     (0.30)       0.67       1.44     0.64
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.59)    (0.59)      (0.61)     (0.65)   (0.67)
  Net realized gains                            --     (0.01)      (0.27)     (0.05)      --
---------------------------------------------------------------------------------------------
Total Distributions                          (0.59)    (0.60)      (0.88)     (0.70)   (0.67)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $13.41    $12.77      $13.67     $13.88   $13.14
---------------------------------------------------------------------------------------------
Total Return                                  9.91%    (2.14)%      4.95%     11.13%    4.91%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $32,449   $17,633     $18,221    $10,611  $10,055
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(4)/                               1.26%     1.27%       1.27%      1.28%    1.32%
  Net investment income                       4.55      4.64        4.37       4.71     5.01
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         16%       33%         60%        71%      53%
---------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) As a result of voluntary expense limitations, the expense ratio will not exceed 1.35% for Class B shares.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
(4) As a result of voluntary expense limitations, the expense ratio will not exceed 1.40% for Class L shares.


      42    Smith Barney Muni Funds | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                       New York
                                                      Portfolio
                                                       ---------
             Class Y Shares                           2001/(1)(2)/
             -----------------------------------------------------
             Net Asset Value,
              Beginning of Period                        $13.46
             -----------------------------------------------------
             Income (Loss) From Operations:
               Net investment income                       0.16
               Net realized and unrealized loss           (0.03)
             -----------------------------------------------------
             Total Income From Operations                  0.13
             -----------------------------------------------------
             Less Distributions From:
               Net investment income                      (0.17)
               Net realized gains                            --
             -----------------------------------------------------
             Total Distributions                          (0.17)
             -----------------------------------------------------
             Net Asset Value, End of Period              $13.42
             -----------------------------------------------------
             Total Return++                                1.00%
             -----------------------------------------------------
             Net Assets, End of Period (000s)           $10,103
             -----------------------------------------------------
             Ratios to Average Net Assets+:
               Expenses/(3)/                               0.54%
               Net investment income                       4.97
             -----------------------------------------------------
             Portfolio Turnover Rate                         16%
             -----------------------------------------------------
(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period January 4, 2001 (inception date) to March 31, 2001.
(3) As a result of voluntary expense limitations, the expense ratio will not exceed 0.70% for Class Y shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +   Annualized.

 Tax Information (unaudited)

For Federal tax purposes, the Fund hereby designates for the fiscal year ended March 31, 2001, the following percentages of dividends paid by the Portfolios from net investment income as tax exempt for regular Federal income tax purposes:

               New York Money Market Portfolio           100.00%
               New York Portfolio                         99.88


      43    Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Independent Auditors' Report


To the Shareholders and Board of Trustees of Smith Barney Muni Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the New York Money Market Portfolio and New York Portfolio of Smith Barney Muni Funds (the "Funds") as of March 31, 2001 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the New York Money Market Portfolio and New York Portfolio of Smith Barney Muni Funds as of March 31, 2001 and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP

New York, New York
May 8, 2001


      44    Smith Barney Muni Funds | 2001 Annual Report to Shareholders

                                 SMITH BARNEY
                                   MUNI FUNDS


              TRUSTEES               INVESTMENT MANAGER
              Lee Abraham            Smith Barney Fund
              Allan J. Bloostein     Management LLC
              Jane F. Dasher
              Donald R. Foley        DISTRIBUTOR
              Richard E. Hanson, Jr. Salomon Smith Barney Inc.
              Paul Hardin
              Heath B. McLendon,     CUSTODIAN
               Chairman              PFPC Trust Company
              Roderick C. Rasmussen
              John P. Toolan         TRANSFER AGENT
              Joseph H. Fleiss,      Citi Fiduciary Trust Company
              Emeritus               125 Broad Street, 11th Floor
                                     New York, New York 10004
              OFFICERS
              Heath B. McLendon      SUB-TRANSFER AGENT
              President and Chief    PFPC Global Fund Services
              Executive Officer      P.O. Box 9699
                                     Providence, Rhode Island
              Lewis E. Daidone       02940-9699
              Senior Vice President
              and Treasurer

              Joseph P. Deane
              Vice President

              Joseph Benevento
              Vice President

              Irving P. David
              Controller -- New York
              Money Market Portfolio

              Paul A. Brook
              Controller -- New York
              Portfolio

              Christina T. Sydor
              Secretary

  Smith Barney Muni Funds





  This report is submitted for the general information of shareholders of Smith Barney Muni Funds -- New York Money Market and New York Portfolios, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolios. If used as sales material after June 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY MUNI FUNDS
  Smith Barney Mutual Funds
  7 World Trade Center
  New York, New York 10048

  For complete information on any of the Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds




                                   SalomonSmithBarney
                         ----------------------------
                          A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD02397 5/01

              --------------------------------------------------
                                 SMITH BARNEY
                                  MUNI FUNDS
                            LIMITED TERM PORTFOLIO
              --------------------------------------------------

            STYLE PURE SERIES  |  ANNUAL REPORT  |  MARCH 31, 2001




                              [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./SM/

           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

                          A MESSAGE FROM THE CHAIRMAN

[PHOTO OF ]
HEATH B.
MCLENDON
CHAIRMAN

-------------


The year 2001 has begun as a period of transition and consolidation for U.S. securities markets. The bond markets in particular have witnessed a dramatic change over the past year, reflecting a shift in Federal Reserve Board ("Fed") policy from monetary tightening to easing of interest rates. The stock market's volatility continues to make headlines, and we have seen investors move more of their assets into bonds -- attracted by the steady stream of interest income.

As you may know, municipal bond funds generally seek to provide current income free of federal and in some cases, state and local taxes. In managing our municipal funds, we seek to pay as high a level of income exempt from federal income taxes/1/ as is consistent with prudent investment management.

Municipal bond funds allow investors to potentially diversify their risk across a wide range of municipalities and may help return potential in a portfolio and act as a hedge against stock market volatility.

The Smith Barney Muni Funds -- Limited Term Portfolio ("Portfolio") normally invests in securities that have remaining maturities of 20 years or less and maintain an average effective maturity of between three and ten years. Peter Coffey and his investment team believe intermediate-term municipal bonds currently offer value for investors seeking tax-exempt income because historically intermediate-term, high-quality municipal bonds have offered higher yield potential than shorter-term bonds and potentially less market volatility than longer-term maturity municipal bonds. (Of course, no guarantees can be given that this trend will in fact continue.)

As the global economy becomes more balanced and the U.S. is plagued by market instability, it has become more important than ever to choose an investment manager you trust. When you invest in a fund that is managed by a Citigroup Asset Management adviser, you gain access to the experience and resources of one of the world's largest and most well-respected financial institutions.

Thank you for your continued confidence in our investment management.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

April 16, 2001

--------
1 Please note that a portion of the Portfolio's income may be subject to federal Alternative Minimum Tax ("AMT").



        1 Smith Barney Muni Funds  | 2001 Annual Report to Shareholders

[PHOTO]

PETER M. COFFEY
Vice President

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Muni Funds -- Limited Term Portfolio ("Portfolio") for the year ended March 31, 2001. In this report we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Please note, the information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio, or that the percentage of the Portfolio's assets held in various sectors will remain the same. Please refer to pages 10 through 21 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of March 31, 2001 and is subject to change.

Performance and Investment Strategy
For the year ended March 31, 2001, the Portfolio's Class A shares, without and with sales charges, returned 8.06% and 5.89%, respectively. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")/1/ returned 10.92%, for the same period. Past performance is not indicative of future results.

Because we think the bond markets are likely to remain volatile in the near term, we continue to favor a gradual approach into the municipal bond market. In terms of maturity, we think a prudent course of action today may be for investors to move out a bit along the yield curve,/2/ to take advantage of its positive slope. In addition, we have maintained high average credit quality in the Portfolio because quality spreads remain relatively narrow.

During the period, we looked to incorporate additional call protection/3/ into the Portfolio by selling off some of our higher coupon bonds with shorter calls,/4/ and

--------
1 The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.
2 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
3 Call protection is the length of time during which a security cannot be redeemed by the issuer.
4 Callable bonds are redeemable by the issuer before the scheduled maturity under specific conditions and at a stated price, which usually begins at a premium to par and declines annually. Bonds are usually "called" when interest rates fall so significantly that the issuer can save money by floating new bonds at lower rates.



        2 Smith Barney Muni Funds | 2001 Annual Report to Shareholders replacing them with bonds that have a similar high coupon structure, but are not subject to early call.

One of the ways that we manage the Portfolio is to seek to create a built-in income stream for the long-term. To this end, we have generally focused on investing in securities with high credit quality and good call protection, as we believe these securities offer solid long-term values. Moreover, we have a fairly long weighted-average life/5/ in the Portfolio because we believe that the risk of higher inflation at the present time is negligible. In addition, we think our greater emphasis on call protection may provide our shareholders with consistent income if interest rates decline.

Market Overview and Outlook

During the period, activity in the municipal bond market continued to be quite vigorous, both in terms of new issue supply and purchases by individual investors. In our opinion, municipal bonds are now "inexpensive," relative to high-grade taxable bonds than they have been in quite a while.

In our opinion, the municipal market has responded well to heavy new issue supply. We think issuance appears to be up sharply from year-earlier levels for a number of reasons. First, volume slowed sharply during the lengthy post-election period, as the nation's lawmakers focused on the ongoing Presidential battle. Second, there is often a temporary hiatus in issuance after the Presidential election as a large number of new state and local leaders take office.

We believe these trends have created pent-up demand for capital as existing leaders refocused and new leaders begin to better identify their ongoing funding needs. Third, the decline in overall interest rates -- including municipal bond rates -- has led to a moderate increase in the level of refundings. Fourth, the continuous need to expand or improve governmental facilities remains high in a large variety of sectors such as education, transportation and municipal utilities. Recent surveys suggest that the magnitude of pent-up demand for infrastructure and related facilities continue to expand. Lastly, and perhaps somewhat ironically, the slowdown in the U.S. economy appears to be leading to additional financings. Some state and local governments that had adopted a "pay as you go" strategy in past years, utilizing budget surpluses to pay for ongoing capital

--------
5 Average life is the length of time before the principal of debt issues is scheduled to be repaid through amortization or sinking fund.


        3 Smith Barney Muni Funds | 2001 Annual Report to Shareholders projects, now have discovered the need to resume borrowing for projects with potential long-term benefits.

Based upon financings already scheduled and preliminary activities by potential issuers, it seems likely to us that new issue supply will continue to be robust. The good news for investors is that we think municipal yields should stay high relative to taxable yields, and relative to the underlying inflation rate.

In general, we expect the impact of the recent economic slowdown for municipal credit quality is likely to be extremely modest. The rising tide of nine plus years of unabated economic growth strengthened the financial position of a great number of issuers. In municipal bonds, upgrades have exceeded downgrades in past years. In our opinion, this relative strength in the municipal bond market seems unlikely to slow down based on current market conditions. We also anticipate that the current economic slowdown will be short-lived. Why? With underlying inflation still moderate, the Federal Reserve Board ("Fed") has considerable room to reduce short-term interest rates in order to restart economic growth. And while no guarantees can be made, we believe that the benefits of such moves by the Fed will enable U.S. economic growth to resume by some time in the second half of the year. In our opinion, such a trend would further reduce the risk of credit erosion with respect to municipal bonds.

The Fed has moved more aggressively than usual in response to weaker demand. In our view, this prompt Fed easing is likely to accelerate the healing process, even if economic activity deteriorates abruptly in the very near term.

While a long way from achieving a consensus, potential changes in tax rates could also impact municipal bond markets. Much has been written about President George W. Bush's proposed cut in income tax rates. If enacted, we believe this proposal would place modest upward pressure on municipal yields, relative to taxable yields.

In our view, the U.S. economy should begin to perform better later in 2001, partly as a result of Fed action. Also, we think the balance between supply and demand in the municipal bond market should remain relatively stable. In addition, we think that long-term municipal yields should remain in a relatively narrow "trading range" over the near term.



        4 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

Thank you for investing in the Smith Barney Muni Funds -- Limited Term Portfolio. We look forward to helping you pursue your financial goals in the future.

Sincerely,

/s/ Peter M. Coffey
Peter M. Coffey
Vice President

April 16, 2001




        5 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Historical Performance -- Class A Shares



            Net Asset Value
           -----------------
           Beginning   End    Income      Total
Year Ended  of Year  of Year Dividends Returns/(1)/
---------------------------------------------------
3/31/01        $6.36   $6.51     $0.35       8.06%
---------------------------------------------------
3/31/00         6.78    6.36      0.32      (1.46)
---------------------------------------------------
3/31/99         6.76    6.78      0.33       5.29
---------------------------------------------------
3/31/98         6.54    6.76      0.34       8.66
---------------------------------------------------
3/31/97         6.61    6.54      0.35       4.30
---------------------------------------------------
3/31/96         6.54    6.61      0.36       6.65
---------------------------------------------------
3/31/95         6.55    6.54      0.37       5.69
---------------------------------------------------
3/31/94         6.68    6.55      0.37       3.65
---------------------------------------------------
3/31/93         6.45    6.68      0.39       9.82
---------------------------------------------------
3/31/92         6.38    6.45      0.42       7.99
---------------------------------------------------
Total                            $3.60
---------------------------------------------------

 Historical Performance -- Class L Shares

                      Net Asset Value
                     -----------------
                     Beginning   End    Income      Total
Year Ended            of Year  of Year Dividends Returns/(1)/
-------------------------------------------------------------
3/31/01                  $6.37   $6.52     $0.33       7.82%
-------------------------------------------------------------
3/31/00                   6.79    6.37      0.30      (1.69)
-------------------------------------------------------------
3/31/99                   6.76    6.79      0.31       5.04
-------------------------------------------------------------
3/31/98                   6.54    6.76      0.32       8.36
-------------------------------------------------------------
3/31/97                   6.61    6.54      0.34       4.10
-------------------------------------------------------------
3/31/96                   6.54    6.61      0.34       6.45
-------------------------------------------------------------
3/31/95                   6.54    6.54      0.35       5.51
-------------------------------------------------------------
3/31/94                   6.68    6.54      0.35       3.15
-------------------------------------------------------------
Inception* - 3/31/93      6.62    6.68      0.09      2.28+
-------------------------------------------------------------
Total                                      $2.73
-------------------------------------------------------------


       6   Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Historical Performance -- Class Y Shares



                      Net Asset Value
                     -----------------
                     Beginning   End    Income      Total
Year Ended            of Year  of Year Dividends Returns/(1)/
-------------------------------------------------------------
3/31/01                $6.36    $6.51    $0.36      8.26%
-------------------------------------------------------------
3/31/00                 6.78     6.36     0.33     (1.31)
-------------------------------------------------------------
Inception* - 3/31/99    6.82     6.78     0.14      1.46+
-------------------------------------------------------------
Total                                    $0.83
-------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.

 Average Annual Total Returns

                           Without Sales Charges/(1)/
                           -------------------------
                           Class A   Class L  Class Y
-----------------------------------------------------
Year Ended 3/31/01           8.06%     7.82%   8.26%
-----------------------------------------------------
Five Years Ended 3/31/01     4.91      4.66     N/A
-----------------------------------------------------
Ten Years Ended 3/31/01      5.82       N/A     N/A
-----------------------------------------------------
Inception* through 3/31/01   6.20      4.95    3.45
-----------------------------------------------------

                            With Sales Charges/(2)/
                           -------------------------
                           Class A   Class L  Class Y
-----------------------------------------------------
Year Ended 3/31/01           5.89%     5.83%   8.26%
-----------------------------------------------------
Five Years Ended 3/31/01     4.50      4.44     N/A
-----------------------------------------------------
Ten Years Ended 3/31/01      5.61       N/A     N/A
-----------------------------------------------------
Inception* through 3/31/01   6.03      4.81    3.45
-----------------------------------------------------


       7    Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Cumulative Total Returns



                                     Without Sales Charges/(1)/
---------------------------------------------------------------
Class A (3/31/91 through 3/31/01)              110.09%
---------------------------------------------------------------
Class L (Inception* through 3/31/01)            48.81
---------------------------------------------------------------
Class Y (Inception* through 3/31/01)             8.40
---------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 2.00% and 1.00%, respectively; Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from initial purchase.
 * Inception dates for Class A, L and Y shares are November 28, 1988, January 5, 1993 and November 12, 1998, respectively.
 + Total return is not annualized, as it may not be representative of the total return for the year.


        8 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Historical Performance (unaudited)


                Growth of $10,000 Invested in Class A Shares of
                        the Limited Term Portfolio vs.
                     Lehman Brothers Municipal Bond Index
               and Lehman Brothers Municipal 10-Year Bond Index+

           --------------------------------------------------------

                           March 1991 -- March 2001

                                    [CHART]

                      Limited      Lehman Brothers     Lehman Brothers

                       Term           Municipal          Municipal

                     Portfolio       Bond Index     10-Year Bond Index

                     ---------       ----------     ------------------

            3/91      $ 9,800          $10,000            $10,000

            3/92       10,583           10,999             10,932

            3/93       11,622           12,376             12,378

            3/94       12,047           12,663             12,726

            3/95       12,732           13,605             13,682

            3/96       13,578           14,746             14,896

            3/97       14,162           15,548             15,673

            3/98       15,389           17,214             17,301

            3/99       16,203           18,281             18,386

            3/00       15,967           18,266             18,663

            3/01       17,254           20,261             20,670

+ Hypothetical illustration of $10,000 invested in Class A shares on March 31,
  1991, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charge through November 6, 1994, afterwards at net asset value) and capital gains, if any, at net asset value through March 31, 2001. The Lehman Brothers Municipal 10-Year Bond Index (consisting of maturities of 10 years) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1984. Each index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


       9    Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedule of Investments                                         March 31, 2001



   FACE
  AMOUNT    RATING+                          SECURITY                              VALUE
--------------------------------------------------------------------------------------------
Education -- 10.9%
                    Arizona Education Loan Marketing Corp., Education Loan
                     Revenue Bonds:
$ 2,825,000 Aa2*       7.000% due 3/1/02 (a)                                    $  2,894,890
  1,000,000 Aa*        6.375% due 9/1/05 (a)                                       1,031,250
  1,000,000 AAA     Bastrop, TX ISD, Capital Appreciation, PSFG, zero coupon
                     due 2/15/22                                                     326,250
  1,025,000 Baa3*   Colorado Education & Cultural Facilities Authority
                     Revenue, Charter School, (Bromley East Project),
                     Series A, 7.000% due 9/15/20                                  1,035,250
  1,655,000 A       Connecticut State Health & Educational Facilities Authority
                     Revenue, Hartford University, Series D, ACA-Insured,
                     6.750% due 7/1/12                                             1,719,131
  1,000,000 AAA     Franklin, TN Special School District, Capital Appreciation,
                     FSA-Insured, zero coupon due 6/1/18                             410,000
  1,940,000 AAA     Granbury, TX GO, ISD Refunding, Capital Appreciation,
                     PSFG, zero coupon due 8/1/18                                    783,275
  1,000,000 AAA     Harlandale, TX ISD, Refunding, PSFG,
                     6.000% due 8/15/16                                            1,095,000
                    Lake County, IL Community Consolidated School District,
                     Capital Appreciation, Series B, FGIC-Insured:
  1,650,000 AAA        Zero coupon due 12/1/17                                       693,000
  2,500,000 AAA        Zero coupon due 12/1/18                                       990,625
  1,000,000 AAA     Massachusetts State Health & Education Facilities
                     Authority Revenue, Harvard University, Series Z,
                     5.000% due 1/15/16                                            1,016,250
  3,075,000 AAA     McKeesport, PA GO, Area School District, Capital
                     Appreciation, Series C, AMBAC-Insured, zero coupon
                     due 10/1/18                                                   1,245,375
  3,515,000 Aaa*    Midlothian, TX ISD, Capital Appreciation, Refunding,
                     PSFG, zero coupon due 2/15/17                                 1,384,031
    960,000 A*      Montana State Higher Education Student Assistance
                     Corp., Student Loan Revenue, Series B,
                     7.050% due 6/1/04 (a)                                           992,400
                    New York State Dormitory Authority Revenue:
  1,780,000 AA        Marymount Manhattan College, Asset Guaranteed,
                       6.375% due 7/1/14                                           1,989,150
  1,715,000 AAA       State University Educational Facilities, MBIA-Insured,
                       6.000% due 5/15/15                                          1,912,225
  1,330,000 A       North Forest Independent School District, ACA-Insured,
                     6.500% due 8/15/17                                            1,459,675
  2,400,000 A*      North Texas Higher Education Authority Inc., Student Loan
                     Revenue, Series D, 6.300% due 4/1/09 (a)                      2,484,000
  1,500,000 A*      Rhode Island Student Loan Authority Revenue Refunding,
                     Series B, 6.750% due 12/1/01 (a)                              1,529,775


                      See Notes to Financial Statements.


        10 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                             March 31, 2001



   FACE
  AMOUNT    RATING+                          SECURITY                             VALUE
-------------------------------------------------------------------------------------------
Education -- 10.9% (continued)
$   500,000 Aa2*    Rocky River, OH City School District, School Improvement,
                     5.375% due 12/1/17                                        $    532,500
  1,645,000 AAA     Rowland, CA Unified School District, Capital Appreciation,
                     Series A, FSA-Insured, zero coupon due 9/1/18                  682,675
  1,320,000 BBB-    Savannah, GA EDA, Revenue, (College of Art & Design Inc.
                     Project), 6.200% due 10/1/09                                 1,410,750
  1,500,000 AAA     Schuylkill, PA Redevelopment Authority Revenue,
                     Commonwealth Lease Revenue Bonds, Series A,
                     FGIC-Insured, 6.850% due 6/1/03                              1,538,670
-------------------------------------------------------------------------------------------
                                                                                 29,156,147
-------------------------------------------------------------------------------------------
Escrowed to Maturity (b) -- 8.0%
    190,000 AAA     Albuquerque, NM Hospital Revenue, 7.500% due 7/1/08             213,037
     35,000 AAA     Belleville, IL Hospital Facilities Revenue,
                     7.750% due 9/1/06                                               38,806
    200,000 Aaa*    Bolingbrook, IL Will & DuPage Counties, (Hinsdale &
                     Sanitarium Hospital Project), 7.250% due 8/1/08                223,000
  1,715,000 AAA     Boston, MA Water & Sewer Community Revenue,
                     10.875% due 1/1/09                                           2,178,050
    130,000 Aaa*    Camarillo, CA Hospital Revenue, Pleasant Valley Hospital
                     Building Corp., 9.700% due 12/15/07                            157,788
     55,000 AAA     Clarke County, GA Hospital Authority Revenue,
                     MBIA-Insured, 9.875% due 1/1/06                                 65,450
    585,000 AAA     Cobb County, GA Kennestone Hospital Authority Revenue,
                     Series 86A, MBIA-Insured, 7.750% due 2/1/07                    653,006
     70,000 BBB+    Colorado Health Facilities Authority, Hospital Revenue
                     Bonds, National Benevolent, Rocky Mountain Adventist
                     Healthcare, Refunded, 6.250% due 2/1/04                         74,900
    725,000 AAA     Erie County, OH Hospital Improvement, Sandusky Memorial
                     Hospital, 8.750% due 1/1/06                                    817,437
     30,000 AAA     Farmington, NM Utilities Systems Revenue,
                     10.000% due 1/1/02                                              31,435
                    Franklin County, OH Hospital Revenue:
  1,130,000 NR        Children's Hospital Project, 10.375% due 6/1/13             1,538,212
     30,000 AAA       Grant Hospital Project, 10.000% due 12/1/01                    31,336
  1,045,000 AAA     Illinois Educational Facilities Authority Revenue, Chicago
                     Osteopathic Medical, Series A, 8.750% due 7/1/05             1,156,031
     85,000 A       Illinois Health Facilities Authority Revenue, (Victory
                     Memorial Hospital Association Project),
                     7.500% due 10/1/06                                              93,500
    120,000 AAA     Indiana Bond Bank, Special Program, Series A,
                     AMBAC-Insured, 9.750% due 8/1/09                               148,650
    275,000 NR      Lafayette, LA Public Trust Financing Authority,
                     Single-Family Mortgage Revenue, FHA-Insured,
                     7.200% due 4/1/10                                              315,219


                      See Notes to Financial Statements.


        11 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                             March 31, 2001


   FACE
  AMOUNT    RATING+                          SECURITY                             VALUE
-------------------------------------------------------------------------------------------
Escrowed to Maturity (b) -- 8.0% (continued)
$   150,000 AAA     Lake County, OH Hospital Improvement Revenue,
                     (Lake County Memorial Hospitals Project),
                     8.675% due 11/1/09                                        $    181,312
    120,000 AAA     Lee County, FL Southwest Florida Regional Airport Revenue,
                     MBIA-Insured, 8.675% due 10/1/09                               142,950
    110,000 NR      Lehigh County, PA IDA, Industrial & Commercial
                     Development Revenue, (Strawbridge Project),
                     7.200% due 12/15/01                                            111,630
    220,000 NR      Los Angeles, CA COP, Hollywood Presbyterian Medical
                     Center, 9.625% due 7/1/13                                      293,975
    485,000 AAA     Louisiana Public Facilities Hospital Authority, Revenue
                     Refunding, (Southern Baptist Hospital Inc. Project),
                     AETNA-Insured, 8.000% due 5/15/12                              581,394
    120,000 AAA     Maricopa County, AZ Hospital Revenue, Intercommunity
                     Healthcare, (Sun City Project), 8.675% due 1/1/10              144,900
  1,250,000 AAA     Mobile, AL GO, 10.875% due 11/1/08                            1,628,125
     65,000 AAA     Montana State University Revenue, MBIA-Insured,
                     10.000% due 11/15/08                                            78,081
    370,000 AAA     Muscatine, IA Electric Revenue, 9.500% due 1/1/04               405,150
    590,000 BBB+    New Haven, CT GO, Series B, 9.000% due 12/1/01                  612,668
    705,000 NR      New Jersey EDA, Growth Bonds, Series A-2,
                     6.200% due 12/1/02 (a)                                         724,388
  1,030,000 NR      New Jersey Healthcare Facilities Financing Authority
                     Revenue, Pascack Valley Hospital Association,
                     6.500% due 7/1/01                                            1,038,271
    265,000 AAA     North Carolina Municipal Power Agency No. 1,
                     Catawba Electric Revenue, 10.500% due 1/1/10                   343,506
                    Ohio State Water Development Authority Revenue:
  3,235,000 AAA       9.375% due 12/1/10                                          3,954,788
  1,450,000 AAA       Safe Water, Series 3, 9.000% due 12/1/10                    1,671,125
    570,000 AAA     Owensboro, KY Electric, Light & Power Revenue,
                     10.500% due 1/1/04                                             629,138
    155,000 AAA     Pima County, AZ Hospital Revenue, Tucson Medical Center,
                     10.375% due 4/1/07                                             185,225
    135,000 AAA     Provo, UT Electric Revenue, 10.125% due 4/1/15                  186,638
    325,000 AAA     Ringwood Boro, NJ Sewage Authority,
                     9.875% due 1/1/14                                              408,281
    125,000 AAA     Santa Rosa, CA Hospital Revenue, (Santa Rosa Hospital
                     Memorial Project), 10.300% due 3/1/11                          168,906
    130,000 AAA     Tamarac, FL Water & Sewer Utilities Revenue,
                     AMBAC-Insured, 9.250% due 10/1/10                              162,013
     60,000 AAA     Wichita, KS Hospital Revenue, Wesley Medical Center,
                     MBIA-Insured, 10.000% due 4/1/02                                62,772
-------------------------------------------------------------------------------------------
                                                                                 21,451,093
-------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


        12 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                             March 31, 2001


   FACE
  AMOUNT    RATING+                           SECURITY                               VALUE
----------------------------------------------------------------------------------------------
General Obligation -- 4.7%
$ 2,500,000 AAA     Chicago, IL Board of Education, GO, Capital Appreciation,
                     Series A, AMBAC-Insured, zero coupon due 12/1/16             $  1,125,000
  1,500,000 AAA     Chicago, IL GO, Series A, FGIC-Insured,
                     6.000% due 1/1/14                                               1,715,625
  1,000,000 AAA     Cranston, RI GO, FGIC-Insured, 6.375% due 11/15/14               1,135,000
  1,000,000 AAA     Houston, TX Public Improvement, FSA-Insured,
                     5.750% due 3/1/18                                               1,061,250
  1,000,000 AAA     Keller, TX GO, ISD Refunding, Capital Appreciation,
                     Series A, PSFG, zero coupon due 8/15/16                           457,500
    375,000 A-      New Haven, CT GO, Series B, 9.000% due 12/1/01                     388,425
                    New York City, GO:
  2,500,000 A         Series A, 6.250% due 8/1/08                                    2,781,250
  1,000,000 A         Series H, 5.000% due 3/15/18                                     990,000
    140,000 AA      Texas State Veterans Housing Assistance Fund, GO,
                     FHA-Insured, 6.050% due 12/1/12 (a)                               140,283
  2,720,000 Aaa*    Woonsocket, RI FGIC-Insured, 5.375% due 10/1/20                  2,794,800
----------------------------------------------------------------------------------------------
                                                                                    12,589,133
----------------------------------------------------------------------------------------------
Hospitals -- 23.5%
    225,000 A+      ABAG Finance Authority Nonprofit Corps, California
                     Insured, COP, (Rehabilitation Mental Health Services Inc.
                     Project), 6.100% due 6/1/02                                       231,750
  2,810,000 BBB     Arizona Health Facilities Authority Revenue, Catholic
                     Healthcare West, Series A, 6.125% due 7/1/09                    2,862,687
  1,500,000 BBB-    Arkansas State Development Financing Authority, Hospital
                     Revenue, Washington Regional Medical Center,
                     7.000% due 2/1/15                                               1,516,875
  1,000,000 AAA     Calcasieu Parish, LA Memorial Hospital Services, District
                     Revenue, (Lake Charles Memorial Hospital Project),
                     Series A, CONNIE LEE-Insured, 7.500% due 12/1/05                1,146,250
                    Colorado Health Facilities Authority, Hospital Revenue Bonds:
                      National Benevolent:
  1,035,000 Baa2*      Series A, 6.125% due 9/1/16                                     971,606
    600,000 Baa2*      Series C, 7.000% due 3/1/19                                     613,500
  1,810,000 BBB+      Rocky Mountain Adventist, 6.250% due 2/1/04                    1,864,300
  3,000,000 BBB     Cuyahoga County, OH Hospital Facilities Revenue,
                     (Canton Inc. Project), 6.750% due 1/1/10                        3,101,250
  2,135,000 NR      Harris County, TX Health Facilities Development Corp.,
                     (Memorial Health System Project), 7.125% due 6/1/05             2,268,437
                    Illinois Health Facilities Authority Revenue:
  2,455,000 A3*       Condell Medical Center, 6.350% due 5/15/15                     2,568,544
  5,000,000 A         OSF Healthcare System, 6.250% due 11/15/19                     5,106,250
  3,000,000 A1*     Iowa Finance Authority, Health Care Facilities Revenue,
                     Genesis Medical Center, 6.250% due 7/1/20                       3,093,750


                      See Notes to Financial Statements.


        13 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                             March 31, 2001


   FACE
  AMOUNT    RATING+                          SECURITY                              VALUE
--------------------------------------------------------------------------------------------
Hospitals -- 23.5% (continued)
$ 5,000,000 AAA     Kentucky EDA, Health System Revenue, Norton Healthcare
                     Inc., Series B, MBIA-Insured, zero coupon due 10/1/21      $  1,625,000
  1,000,000 Ba2*    Lehigh County, PA General Purpose Authority Revenue,
                     Kids Peace Corp., 5.800% due 11/1/12                            922,500
  2,200,000 BB+     Maplewood, MN Healthcare Facilities Revenue,
                     (Health East Project), 5.950% due 11/15/06                    2,079,000
  1,000,000 BBB+    Montgomery County, OH Hospital Revenue Facilities,
                     Kettering Medical Center, 6.750% due 4/1/18                   1,035,000
                    New Jersey Healthcare Facilities, Financing Authority
                     Revenue:
  1,500,000 BBB-       Capital Health System Inc., 5.125% due 7/1/12               1,269,375
  2,000,000 BBB-       Pascack Valley Hospital Association,
                        5.125% due 7/1/18                                          1,485,000
  3,000,000 BBB-       Trinitas Hospital Obligation Group,
                        7.375% due 7/1/15                                          3,030,000
                    Oklahoma Development Financing Authority,
                     Revenue Refunding, Hillcrest Healthcare System,
                     Series A:
  1,500,000 B-         5.750% due 8/15/15                                          1,012,500
  3,000,000 B-         5.625% due 8/15/19                                          2,025,000
  1,835,000 NR      Orange County, FL Health Facilities Authority Revenue,
                     First Mortgage, 8.875% due 7/1/21                             1,841,881
  3,555,000 AAA     Pennsylvania State Higher Educational Facilities Authority,
                     Health Services Revenue, Allegheny Delaware Valley
                     Obligation, Series A, MBIA-Insured,
                     5.600% due 11/15/09                                           3,817,181
  1,750,000 A       Riverside, CA Asset Leasing Corp., Leasehold Revenue
                     Bonds, (Riverside Hospital Project), Series A,
                     6.000% due 6/1/04                                             1,828,750
    195,000 AAA     San Leandro, CA Hospital Revenue, Vesper Memorial
                     Hospital, 11.500% due 5/1/11                                    266,663
  1,000,000 BBB-    Scranton-Lackawanna, PA Health & Welfare Authority
                     Revenue, Moses Taylor Hospital Project,
                     6.050% due 7/1/10                                               930,000
  1,210,000 AAA     St. Tammany Parish, LA Hospital Service District No. 2,
                     Hospital Revenue, CONNIE LEE-Insured,
                     6.250% due 10/1/14                                            1,291,675
  1,500,000 A3*     Steubenville, OH Hospital Revenue, Refunding &
                     Improvements, Trinity Health, 6.375% due 10/1/20              1,541,250
  2,000,000 A-      Tarrant County, TX Health Facilities, Development Revenue,
                     6.625% due 11/15/20                                           2,030,000
  4,420,000 Baa2*   Tomball, TX Hospital Authority Revenue, Tomball Regional
                     Hospital, 5.500% due 7/1/09                                   4,204,525


                      See Notes to Financial Statements.


        14 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                             March 31, 2001


   FACE
  AMOUNT    RATING+                          SECURITY                              VALUE
--------------------------------------------------------------------------------------------
Hospitals -- 23.5% (continued)
                    Wisconsin State Health & Educational Facilities Authority
                     Revenue:
$ 2,000,000 BBB+       Aurora Health Care, Series B, 5.625% due 2/15/20         $  1,792,500
  3,955,000 A          Kenosha Hospital & Medical Center Project,
                        5.500% due 5/15/15                                         3,880,844
--------------------------------------------------------------------------------------------
                                                                                  63,253,843
--------------------------------------------------------------------------------------------
Housing -- 12.5%
    635,000 AAA     Arkansas, State Development Finance Authority,
                     Single-Family Mortgage Revenue, Series A,
                     GNMA/FNMA-Collateralized, 6.200% due 7/1/15                     669,925
  3,000,000 NR      Capital Projects Finance Authority, Student Housing
                     Revenue, Cafra Capital Corp., Series A,
                     7.750% due 8/15/20                                            3,041,250
  1,255,000 AA      Colorado Housing Finance Authority, Single-Family
                     Mortgage Program, Series D-2, Sr. Bonds,
                     6.900% due 4/1/29 (a)                                         1,400,894
  2,250,000 AAA     Dekalb County, GA HFA, Multi-Family Housing
                     Revenue Refunding, (Chimney Trace Project),
                     FNMA-Collateralized, 5.625% mandatory
                     tender 5/1/05                                                 2,354,062
                    El Paso County, TX Multi-Family Housing Revenue,
                     Series A:
                       American Village Communities:
  1,250,000 A3*         6.250% due 12/1/20                                         1,251,562
  1,000,000 A3*         6.250% due 12/1/24                                           996,250
    415,000 A3*        La Plaza Apartments, 6.700% due 7/1/20                        436,269
    195,000 AAA     Fairfax County, VA Redevelopment & Housing Authority,
                     Multi-Family Refunding, Kingsley, Series A,
                     FHA-Insured, 6.500% due 11/1/01                                 197,714
    400,000 AAA     Framingham, MA Multi-Family Housing Authority,
                     Mortgage Revenue, Beaver Terrace, Series A,
                     GNMA-Collateralized, 6.200% due 2/20/21                         428,000
  1,000,000 AAA     Grand Prairie, TX Housing Finance, Multi-Family Housing
                     Revenue, (Landings of Carrier Project), Series A,
                     GNMA-Collateralized, 6.750% due 9/20/32                       1,087,500
  1,000,000 AAA     Harrisonburg, VA Redevelopment & Housing Authority,
                     Multi-Family Housing Revenue, (Greens of Salem Run
                     Project), FSA-Insured, 6.000% due 4/1/12 (a)                  1,051,250
  1,000,000 Aaa*    Jefferson Parish, LA Home Mortgage Authority,
                     Single-Family Mortgage Revenue, Series G,
                     GNMA/FNMA-Collateralized, 6.300% due 6/1/32 (a)               1,095,000
  1,800,000 AA      Louisiana Public Facilities Authority Revenue, Multi-Family
                     Housing, Oakleigh Apartments, Series A,
                     5.950% mandatory tender 3/15/05                               1,848,402


                      See Notes to Financial Statements.


        15 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                             March 31, 2001


   FACE
  AMOUNT    RATING+                         SECURITY                            VALUE
-----------------------------------------------------------------------------------------
Housing -- 12.5% (continued)
$ 1,095,000 NR      Maricopa County, AZ IDA, Multi-Family Housing Revenue,
                     Stanford Court Apartments, Series B,
                     5.750% due 7/1/08                                       $  1,092,263
                    Massachusetts State HFA, Single-Family Housing Revenue:
  2,960,000 A+        Series 38, 7.200% due 12/1/26 (a)                         3,137,600
  2,430,000 A+        Series 41, 6.300% due 12/1/14                             2,581,875
  1,250,000 AA+     Minnesota State HFA Revenue, Single-Family Mortgage,
                     Series H, 6.700% due 1/1/18                                1,315,625
      1,385 AAA     Monroe-West Monroe, LA Public Trust Financing Authority,
                     Single-Family Revenue Refunding, Series A,
                     FHLMC-Collateralized, 8.500% due 5/20/02                       1,401
  1,000,000 NR      Montgomery County, PA Redevelopment Multi-Family
                     Housing Revenue, (KBF Association L.P. Project),
                     Series A, 6.375% due 7/1/12                                1,032,500
    865,000 AAA     Nevada Housing Division, Multi-Unit Housing, Saratoga
                     Palms, 6.250% due 10/1/16                                    912,575
    265,000 A3*     Odessa, TX Housing Development Corp. No. 2,
                     Multi-Family Revenue Refunding, Chaparral Village,
                     Series A, 6.375% due 12/1/03                                 270,933
    540,000 AAA     Onterie Center Housing Finance Corp., IL Mortgage
                     Revenue Refunding, (Onterie Center Project),
                     MBIA-Insured, 6.500% due 7/1/02                              558,225
  1,095,000 Aa2*    Oregon State Housing & Community Services Department,
                     Mortgage Revenue, Single-Family Mortgage Program,
                     Series B, 6.875% due 7/1/28                                1,134,694
    755,000 Aaa*    Panhandle, TX Regional Housing Finance, Series A, GNMA-
                     Collateralized, 6.500% due 7/20/21                           814,453
                    Radford Court Properties, Washington Student Housing
                     Revenue, MBIA-Insured:
  1,695,000 AAA        6.000% due 6/1/17                                        1,853,906
  1,000,000 AAA        5.375% due 6/1/19                                        1,016,250
     15,000 AAA     St. Louis County, MO Single-Family Mortgage Revenue,
                     MBIA-Insured, 6.125% due 4/1/03                               15,506
     50,000 AAA     Texas State Department of Housing & Community Affairs,
                     Home Mortgage Revenue Bonds, Series B-2, RIBS,
                     GNMA/FNMA/FHLMC-Collateralized,
                     9.967% due 6/18/23 (a)(c)(d)                                  50,230
    905,000 A+      Vermont HFA, Single-Family Revenue, Series 2,
                     6.875% due 5/1/25                                            923,100
  1,000,000 NR      Washington County, OR Housing Authority Revenue,
                     Affordable Housing Pool, Series A,
                     6.000% due 7/1/20                                            982,500
-----------------------------------------------------------------------------------------
                                                                               33,551,714
-----------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


        16 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                             March 31, 2001


   FACE
  AMOUNT    RATING+                          SECURITY                             VALUE
-------------------------------------------------------------------------------------------
Industrial Development -- 3.7%
$ 2,750,000 BBB-    Carbon County, PA IDA, Refunding, (Panther Creek
                     Partners Project), LOC-Paribas and Union Bank of CA,
                     6.650% due 5/1/10 (a)                                     $  2,860,000
  2,250,000 NR      Massachusetts State Industrial Finance Agency Revenue
                     Refunding, (Chestnut Knoll Project), Series A,
                     5.500% due 2/15/18                                           1,811,250
  2,030,000 NR      New York City, NY IDA, Civic Facilities Revenue Refunding,
                     Community Hospital, Brooklyn, 6.875% due 11/1/10             1,943,725
  1,000,000 BBB     Schuylkill County, PA IDA, Revenue, Pine Grove Landfill
                     Inc., 5.100% mandatory tender 4/1/09 (a)                       902,500
  2,350,000 AAA     Sioux City, IA IDR, (Terra Centre Project), LOC, Rabobank
                     Nederland, 6.800% due 5/1/07                                 2,434,929
-------------------------------------------------------------------------------------------
                                                                                  9,952,404
-------------------------------------------------------------------------------------------
Life Care -- 1.4%
  1,000,000 BBB-    John Tolfree Health Systems Corp., Michigan Mortgage
                     Revenue Refunding, 5.850% due 9/15/13                          883,750
  1,540,000 AAA     Massachusetts State Individual Finance Agency Revenue,
                     University Commons Nursing, Series A, FHA-Insured,
                     6.550% due 8/1/18                                            1,699,775
    150,000 AA      Orange County, FL Health Facilities Authority Revenue
                     Refunding, (Mayflower Retirement Project), Asset
                     Guaranteed, 5.125% due 6/1/14                                  154,875
  1,000,000 AAA     Rio Grande Valley, TX Health Facilities, (Valley Baptist
                     Medical Center Project), Short RITES, MBIA-Insured,
                     coupon varies weekly till 8/1/02 then converts to
                     6.250%, 7.920% due 8/1/06                                    1,075,000
-------------------------------------------------------------------------------------------
                                                                                  3,813,400
-------------------------------------------------------------------------------------------
Miscellaneous -- 10.9%
  3,000,000 NR      Barona Band of Mission Indians, CA GO,
                     8.250% due 1/1/20                                            3,180,000
  1,500,000 NR      Capital Region Community Development, District Florida
                     Revenue Capital Improvement, Series B,
                     5.950% due 5/1/06                                            1,494,375
  2,760,000 A1*     District of Columbia Tobacco, Asset-Backed Bonds,
                     6.250% due 5/15/24                                           2,760,000
  1,980,000 AAA     East Point, GA Building Authority Revenue, FSA-Insured,
                     zero coupon due 2/1/20                                         683,100
  2,300,000 A       Illinois Development Finance Authority Revenue, Debt
                     Restructure - East St. Louis, 6.875% due 11/15/05            2,507,000
    400,000 A-1+    Joliet, IL Regional Port District, Marine Term Revenue,
                     (Exxon Project), 3.700% due 10/1/24 (c)                        400,000
  1,000,000 AAA     Kentucky State Property & Buildings, Community Revenue,
                     Project No. 69, Series A, FSA-Insured,
                     5.000% due 8/1/21                                              980,000


                      See Notes to Financial Statements.


        17 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                             March 31, 2001


   FACE
  AMOUNT    RATING+                          SECURITY                             VALUE
-------------------------------------------------------------------------------------------
Miscellaneous -- 10.9% (continued)
                    Massachusetts State:
$ 2,000,000 Aa3*      Series A, 5.750% due 6/15/15                             $  2,172,500
  1,300,000 AAA       Series C, MBIA-Insured, zero coupon due 8/1/18                537,875
  3,000,000 NR      Midlothian, TX Development Authority Tax, Increment
                     Contract Revenue, 7.875% due 11/15/21                        2,996,250
  1,895,000 A       Pendleton County, KY Multi-County Lease Revenue,
                     Association Counties Leasing Trust, Program A,
                     6.500% due 3/1/19                                            1,982,644
    745,000 AAA     SCA Tax Exempt Trust, Knox Health Educational & Housing,
                     FSA-Insured, 7.125% due 1/1/30                                 802,738
                    Sevier County, TN Public Building Authority, Government
                      Public Improvement, FSA-Insured:
    200,000 VMIG 1*    Series B-6, 3.900% due 6/1/20                                200,000
  1,000,000 VMIG 1*    Series B-8, 3.900% due 6/1/20                              1,000,000
  3,900,000 CCC     Spokane, WA Downtown Foundation Parking Revenue,
                     (River Park Square Project), 5.000% due 8/1/08               2,895,750
  1,000,000 A       Territory of American Samoa Refunding, ACA-Insured,
                     6.000% due 9/1/08                                            1,071,250
  3,000,000 A       Tobacco Settlement Revenue Management, Series B,
                     6.375% due 5/15/28                                           2,981,250
    730,000 AA      Tucson, AZ COP, Asset Guaranty, 6.000% due 7/1/04               753,725
-------------------------------------------------------------------------------------------
                                                                                 29,398,457
-------------------------------------------------------------------------------------------
Pollution Control -- 0.7%
  1,000,000 AAA     Detroit, MI Economic Development Corp., Facilities
                     Recovery Revenue, FSA-Insured, Series A,
                     6.600% due 5/1/02 (a)                                        1,022,410
    850,000 AA      Ohio State Air Quality Development Authority, PCR,
                     Ohio Edison Co., Series C, LOC-Barclays Bank,
                     3.800% due 9/1/18 (a)                                          850,000
-------------------------------------------------------------------------------------------
                                                                                  1,872,410
-------------------------------------------------------------------------------------------
Pre-Refunded (e) -- 3.2%
     30,000 A*      Austin, TX Water, Sewer & Electric Refunding Revenue,
                     (Various Call Dates @ 100), 14.000% due 11/15/01                31,942
  1,655,000 NR      Berks County, PA Municipal Authority Revenue Refunding,
                     (Phoebe Berks Village Inc. Project),
                     (Call 5/15/06 @ 102), 7.500% due 5/15/13                     1,905,319
  3,200,000 AAA     Jefferson County, KY Hospital Revenue, Alliant Obligated
                     Group, MBIA-Insured, (Various Call Dates @ Various
                     Prices), 6.436% due 10/23/14 (c)                             3,408,000
    120,000 AAA     Ohio State Building Authority, Toledo Government Office
                     Building, (Call 4/1/03 @ 100), 10.125% due 10/1/06             131,250
  2,170,000 A+      Palm Beach County, FL Health Facilities Authority Revenue,
                     Good Samaritan Health System Guaranteed,
                     (Call 10/1/05 @ 100), 6.150% due 10/1/06                     2,392,425


                      See Notes to Financial Statements.


        18 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                             March 31, 2001


   FACE
  AMOUNT    RATING+                           SECURITY                              VALUE
---------------------------------------------------------------------------------------------
Pre-Refunded (e) -- 3.2% (continued)
$   685,000 AAA     Philadelphia, PA Hospitals Authority Revenue,
                     (United Hospitals Inc. Project), (Call 7/1/05 @ 100),
                     10.875% due 7/1/08                                          $    818,575
---------------------------------------------------------------------------------------------
                                                                                    8,687,511
---------------------------------------------------------------------------------------------
Public Facilities -- 1.8%
  1,000,000 AA+     Lake County, IL Forest Preservation District, Land
                     Acquisition & Development, 5.000% due 12/15/20                   973,750
  2,500,000 AAA     Las Vegas New Convention & Visitors Authority Revenue,
                     AMBAC-Insured, 6.000% due 7/1/14                               2,762,500
  1,140,000 BBB-    Massachusetts Rail Connections Inc. Revenue,
                     Route 128, Parking Garage, Series A,
                     6.000% due 7/1/13                                              1,175,625
---------------------------------------------------------------------------------------------
                                                                                    4,911,875
---------------------------------------------------------------------------------------------
Solid Waste -- 2.1%
  3,000,000 A2*     Northeast Maryland Waste Disposal Authority,
                     Solid Waste Revenue, Montgomery County, Series A,
                     6.200% due 7/1/10 (a)                                          3,168,750
  2,585,000 NR      Wasco County, OR Solid Waste Disposal Revenue, (Waste
                     Connections Inc. Project), 7.000% due 3/1/12 (a)               2,597,925
---------------------------------------------------------------------------------------------
                                                                                    5,766,675
---------------------------------------------------------------------------------------------
Tax Allocation -- 0.2%
  1,150,000 AAA     Pittsburg, California Redevelopment Agency Tax Allocation,
                     (Los Medanos Community Development Project),
                     AMBAC-Insured, zero coupon due 8/1/19                            447,063
---------------------------------------------------------------------------------------------
Transportation -- 11.9%
  2,500,000 Baa2*   Chicago, IL O'Hare International Airport, Special Facilities
                     Revenue, (United Airlines Project), Series C,
                     6.300% due 5/1/16                                              2,521,875
  2,000,000 A       Connecticut State, Special Obligation Package Revenue,
                     Bradley International Airport, Series A, ACA-Insured,
                     6.375% due 7/1/12 (a)                                          2,122,500
  6,400,000 BBB-    Connector 2000 Association Inc., SC Toll Road,
                     Sr. Revenue Bond, Capital Appreciation, Series B,
                     zero coupon due 1/1/16                                         2,272,000
  3,000,000 BBB-    Dallas-Fort Worth International Airport Facility Improvement
                     Corp., Revenue Refunding, American Airlines, Series C,
                     6.150% due 5/1/29 (a)                                          3,120,000
                    Denver, CO City & County Airport Revenue:
  1,000,000 A         Series A, 7.200% due 11/15/02 (a)                             1,055,000
  1,590,000 A         Series B, 7.000% due 11/15/01 (a)                             1,623,422
  1,000,000 A         Series B, 7.000% due 11/15/02 (a)                             1,051,250


                      See Notes to Financial Statements.


        19 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                             March 31, 2001


   FACE
  AMOUNT    RATING+                        SECURITY                            VALUE
----------------------------------------------------------------------------------------
Transportation -- 11.9% (continued)
                    E-470 Public Highway Authority, CO Sr. Revenue Bonds,
                     Capital Appreciation, Series B, MBIA-Insured:
$ 5,000,000 AAA        Zero coupon due 9/1/16                               $  2,293,750
 10,000,000 AAA        Zero coupon due 9/1/19                                  3,837,500
  3,000,000 NR      Kenton County, KY Airport Board, Special Facilities
                     Revenue, (Mesaba Aviation Inc. Project), Series A,
                     6.675% due 7/1/19 (a)                                     3,000,000
  1,000,000 AAA     Memphis-Shelby County, TN Airport Authority,
                     Airport Revenue, Series D, AMBAC-Insured,
                     6.250% due 3/1/14 (a)                                     1,118,750
  3,000,000 AA      Ocean Highway and Port Authority, Nassau County, FL
                     Adjustable Demand Revenue Bonds, LOC-ABN AMRO
                     Bank, NV, 6.250% mandatory tender 12/1/02 (a)             3,131,250
                    Pocahontas Parkway Association, VA Toll Road,
                     Sr. Revenue Bond, Capital Appreciation, Series B:
  3,840,000 BBB-       Zero coupon due 8/15/12                                 1,824,000
 10,000,000 BBB-       Zero coupon due 8/15/19                                 2,887,500
----------------------------------------------------------------------------------------
                                                                              31,858,797
----------------------------------------------------------------------------------------
Utilities -- 3.5%
                    Austin, TX Water, Sewer & Electric Refunding Revenue:
    175,000 A*        Refunded-1998, 14.000% due 11/15/01                        181,681
  1,210,000 A*        Unrefunded Balance-1998, 14.000% due 11/15/01            1,262,998
  1,500,000 AA      Chelan County, WA Public Utility District No. 1, Chelan
                     Hydro Consolidated System Revenue Bonds, 7.000%
                     mandatory tender 7/1/01 (a)                               1,512,870
    600,000 A-      Georgia Municipal Gas Authority Revenue,
                     (Southern Storage Gas Project), 6.300% due 7/1/09           644,250
                    Grand Prairie, TX GO, Metropolitan Utility & Capital
                     Appreciation Refunding, ACA-Insured:
    165,000 A          Zero coupon due 4/1/06                                    129,319
    340,000 A          Zero coupon due 4/1/07                                    251,600
    550,000 A       North Carolina, Eastern Municipal Power Agency, Power
                     System Revenue Refunding, Series B, ACA-Insured,
                     5.650% due 1/1/16                                           545,875
  3,000,000 A       North Carolina, Municipal Power Agency No. 1,
                     Catawba Electric Revenue, Series B, ACA-Insured,
                     6.375% due 1/1/13                                         3,206,250
  1,000,000 BB      Sam Rayburn, TX Municipal Power Agency Revenue
                     Refunding, Series A, 6.200% due 10/1/01                   1,001,560
  1,190,000 AAA     Texas Municipal Power Agency Revenue Refunding,
                     Capital Appreciation, MBIA-Insured, zero coupon
                     due 9/1/16                                                  542,938
----------------------------------------------------------------------------------------
                                                                               9,279,341
----------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


        20 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                             March 31, 2001


   FACE
  AMOUNT   RATING+                       SECURITY                           VALUE
-------------------------------------------------------------------------------------
Water & Sewer -- 1.0%
$1,500,000 NR      New Jersey EDA, Water Facilities Revenue, (New Jersey
                    American Water Co. Project), 7.400% due 11/1/01 (a)  $  1,514,385
                   New York, NY Municipal Water Finance Authority,
                    Water & Sewer System Revenue, FGIC-Insured:
   200,000 A-1+       Series A, 3.700% due 6/15/25 (c)                        200,000
 1,000,000 A-1+       Series G, 3.750% due 6/15/01 (c)                      1,000,000
-------------------------------------------------------------------------------------
                                                                            2,714,385
-------------------------------------------------------------------------------------
                   TOTAL INVESTMENTS -- 100%
                   (Cost -- $261,659,264**)                              $268,704,248
-------------------------------------------------------------------------------------

+ All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.

(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(b) Bonds escrowed to maturity with U.S. government securities and Pre-Refunded bonds escrowed with U.S. government securities are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c) Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.

(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

(e) Bonds escrowed with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

**  Aggregate cost for Federal income tax purposes is substantially the same.


    See pages 22 and 23 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.


        21 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Bond Ratings (unaudited)


The definitions of the applicable rating symbols are set forth below:


Standard & Poor's Ratings Service ("Standard & Poor's")
-- Ratings from "AA" to "CCC" may be modified by the
addition of a plus (+) or minus (-) sign to show
relative standings within the major rating categories.
AAA  -- Bonds rated "AAA" have the highest rating
        assigned by Standard & Poor's. Capacity to pay
        interest and repay principal is extremely
        strong.
AA   -- Bonds rated "AA" have a very strong capacity to
        pay interest and repay principal and differ
        from the highest rated issue only in a small
        degree.
A    -- Bonds rated "A" have a strong capacity to pay
        interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B-- Bonds rated "BB", "B" and "CCC" are regarded,
and     on balance, as predominantly speculative with
CCC     respect to the issuer's capacity to pay
        interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa  -- Bonds rated "Aaa" are judged to be of the best
        quality. They carry the smallest degree of
        investment risk and are generally referred to
        as "gilt edge". Interest payments are protected
        by a large or by an exceptionally stable margin
        and principal is secure. While the various
        protective elements are likely to change, such
        changes as can be visualized are most unlikely
        to impair the fundamentally strong position of
        such issues.
Aa   -- Bonds rated "Aa" are judged to be of high
        quality by all standards. Together with the Aaa
        group they comprise what are generally known as
        high grade bonds. They are rated lower than the
        best bonds because margins of protection may
        not be as large in Aaa securities or
        fluctuation of protective elements may be of
        greater amplitude or there may be other
        elements present which make the long-term risks
        appear somewhat larger than in Aaa securities.
A    -- Bonds rated "A" possess many favorable
        investment attributes and are to be considered
        as upper medium grade obligations. Factors
        giving security to principal and interest are
        considered adequate but elements may be present
        which suggest a susceptibility to impairment
        some time in the future.
Baa  -- Bonds rated "Baa" are considered as medium
        grade obligations, i.e., they are neither
        highly protected nor poorly secured. Interest
        payments and principal security appear adequate
        for the present but certain protective elements
        may be lacking or may be characteristically
        unreliable over any great length of time. Such
        bonds lack outstanding investment
        characteristics and in fact have speculative
        characteristics as well.
Ba   -- Bonds rated "Ba" are judged to have speculative
        elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
Caa -- Bonds that are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


      22    Smith Barney Muni Funds | 2001 Annual Report to Shareholders

Fitch IBCA, Duff & Phelps ("Fitch") -- Ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
A    -- Bonds rated "A" are considered to be investment
        grade and of high credit quality. The obligor's
        ability to pay interest and/or dividends and
        repay principal is considered to be strong, but
        may be more vulnerable to adverse changes in
        economic conditions and circumstances than
        securities with higher ratings.
BBB  -- Bonds rated "BBB" are considered to be
        investment grade and of satisfactory credit
        quality. The obligor's ability to pay interest
        or dividends and repay principal is considered
        to be adequate. Adverse changes in economic
        conditions and circumstances, however, are more
        likely to have adverse impact on these
        securities and, therefore, impair timely
        payment. The likelihood that the ratings of
        these bonds will fall below investment grade is
        higher than for securities with higher ratings.
NR   -- Indicates that the bond is not rated by
        Standard & Poor's, Moody's or Fitch.

 Short-Term Security Ratings (unaudited)

SP-1 -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1 -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1-- Moody's highest rating for issues having a
        demand feature -- VRDO.
MIG 1-- Moody's highest rating for short-term municipal
        obligations.
P-1 -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 Security Descriptions (unaudited)

ABAG    -- Association of Bay
           Area Governments
ACA     -- American Capital
           Access
AIG     -- American
           International
           Guaranty
AMBAC   -- AMBAC Indemnity
           Corporation
BIG     -- Bond Investors
           Guaranty
CGIC    -- Capital Guaranty
           Insurance Company

CONNIE
LEE     -- College
           Construction Loan
           Insurance
           Association
COP     -- Certificate of
           Participation
EDA     -- Economic
           Development
           Authority

FLAIRS  -- Floating
           Adjustable
           Interest Rate
           Securities
FGIC    -- Financial Guaranty
           Insurance Company
FHA     -- Federal Housing
           Administration
FHLMC   -- Federal Home Loan
           Mortgage
           Corporation
FNMA    -- Federal National
           Mortgage
           Association
FSA     -- Financial Security
           Assurance
GIC     -- Guaranteed
           Investment
           Contract
GNMA    -- Government
           National Mortgage
           Association
GO      -- General Obligation
HFA     -- Housing Finance
           Authority
IDA     -- Industrial
           Development
           Authority
IDB     -- Industrial
           Development Board
IDR     -- Industrial
           Development
           Revenue

INFLOS  -- Inverse Floaters
ISD     -- Independent School
           District
LOC     -- Letter of Credit
MBIA    -- Municipal Bond
           Investors
           Assurance
           Corporation
MVRICS  -- Municipal Variable
           Rate Inverse
           Coupon Security
PCFA    -- Pollution Control
           Financing
           Authority
PCR     -- Pollution Control
           Revenue
PSFG    -- Permanent School
           Fund Guaranty
RIBS    -- Residual Interest
           Bonds
RITES   -- Residual Interest
           Tax-Exempt
           Securities
VA      -- Veterans
           Administration
VRDN    -- Variable Rate
           Demand Note
VRWE    -- Variable Rate
           Wednesday Demand


      23    Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Statement of Assets and Liabilities                             March 31, 2001



ASSETS:
      Investments, at value (Cost -- $261,659,264)                      $268,704,248
      Cash                                                                    50,648
      Interest receivable                                                  4,173,346
      Receivable for Fund shares sold                                        701,846
      Receivable for securities sold                                         189,910
-------------------------------------------------------------------------------------
      Total Assets                                                       273,819,998
-------------------------------------------------------------------------------------
LIABILITIES:
      Payable for securities purchased                                     6,483,593
      Dividends payable                                                      502,253
      Payable for Fund shares purchased                                      380,005
      Management fee payable                                                 126,304
      Distribution fees payable                                               22,392
      Accrued expenses                                                        72,438
-------------------------------------------------------------------------------------
      Total Liabilities                                                    7,586,985
-------------------------------------------------------------------------------------
Total Net Assets                                                        $266,233,013
-------------------------------------------------------------------------------------
NET ASSETS:
      Par value of shares of beneficial interest                        $     40,878
      Capital paid in excess of par value                                276,803,559
      Undistributed net investment income                                    353,795
      Accumulated net realized loss from security transactions           (18,010,203)
      Net unrealized appreciation of investments                           7,044,984
-------------------------------------------------------------------------------------
Total Net Assets                                                        $266,233,013
-------------------------------------------------------------------------------------
Shares Outstanding:
      Class A                                                             34,098,726
      -------------------------------------------------------------------------------
      Class L                                                              4,931,869
      -------------------------------------------------------------------------------
      Class Y                                                              1,847,862
      -------------------------------------------------------------------------------
Net Asset Value:
      Class A (and redemption price)                                           $6.51
      -------------------------------------------------------------------------------
      Class L *                                                                $6.52
      -------------------------------------------------------------------------------
      Class Y (and redemption price)                                           $6.51
      -------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
      Class A (net asset value plus 2.04% of net asset value per share)        $6.64
      -------------------------------------------------------------------------------
      Class L (net asset value plus 1.01% of net asset value per share)        $6.59
-------------------------------------------------------------------------------------

* Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.



                      See Notes to Financial Statements.


        24 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Statement of Operations                      For the Year Ended March 31, 2001



INVESTMENT INCOME:
  Interest                                                              $ 16,229,539
-------------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 3)                                                  1,320,269
  Distribution fees (Note 3)                                                 439,324
  Shareholder and system servicing fees                                       69,386
  Shareholder communications                                                  32,346
  Audit and legal                                                             26,361
  Registration fees                                                           25,842
  Pricing service fees                                                        25,624
  Custody                                                                     13,272
  Trustees' fees                                                               3,720
  Other                                                                       10,692
-------------------------------------------------------------------------------------
  Total Expenses                                                           1,966,836
-------------------------------------------------------------------------------------
Net Investment Income                                                     14,262,703
-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 4):
  Realized Loss From Security Transactions
  (excluding short-term securities):
   Proceeds from sales                                                   150,287,273
   Cost of securities sold                                               152,326,335
-------------------------------------------------------------------------------------
  Net Realized Loss                                                       (2,039,062)
-------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation) of Investments:
   Beginning of year                                                      (1,151,555)
   End of year                                                             7,044,984
-------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                  8,196,539
-------------------------------------------------------------------------------------
Net Gain on Investments                                                    6,157,477
-------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                  $ 20,420,180
-------------------------------------------------------------------------------------



                      See Notes to Financial Statements.


        25 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Statements of Changes in Net Assets              For the Years Ended March 31,



                                                                      2001           2000
----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                            $14,262,703   $ 17,327,021
  Net realized loss                                                 (2,039,062)   (13,803,881)
  Increase (decrease) in net unrealized appreciation                 8,196,539    (11,631,359)
----------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From Operations                 20,420,180     (8,108,219)
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income                                            (14,262,703)   (16,971,039)
----------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders        (14,262,703)   (16,971,039)
----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares                                  54,412,167     63,248,493
  Net asset value of shares issued for reinvestment of dividends     8,343,516      9,871,529
  Cost of shares reacquired                                        (84,240,738)  (164,806,886)
----------------------------------------------------------------------------------------------
  Decrease in Net Assets From Fund Share Transactions              (21,485,055)   (91,686,864)
----------------------------------------------------------------------------------------------
Decrease in Net Assets                                             (15,327,578)  (116,766,122)
NET ASSETS:
  Beginning of year                                                281,560,591    398,326,713
----------------------------------------------------------------------------------------------
  End of year*                                                    $266,233,013  $ 281,560,591
----------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                    $353,795       $353,795
----------------------------------------------------------------------------------------------



                      See Notes to Financial Statements.


        26 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Notes to Financial Statements



1. Significant Accounting Policies

The Limited Term Portfolio ("Portfolio") is a separate, diversified investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, New York, Pennsylvania, National, California Money Market, New York Money Market and Massachusetts Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (i) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the


      27    Smith Barney Muni Funds | 2001 Annual Report to Shareholders
economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (''Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Portfolio currently does not accrete market discount. Upon adoption, the Portfolio will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of the Portfolio. At this time, the Portfolio has not completed its analysis of the impact of this accounting change.

2. Exempt-Interest Dividends and Other Distributions

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.50% of its average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based


      28    Smith Barney Muni Funds | 2001 Annual Report to Shareholders
fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended March 31, 2001, the Portfolio paid transfer agent fees of $49,967 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Portfolio's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group.

There are maximum initial sales charges of 2.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class A shares, which applies if redemption occurs within one year from purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the year ended March 31, 2001, SSB and CFBDS received sales charges of approximately $226,000 and $26,000 on sales of the Portfolio's Class A and Class L shares, respectively. In addition, for the year ended March 31, 2001, CDSCs paid to SSB were approximately:

                                   Class A      Class L
                        -------------------------------
                        CDSCs      $19,000       $8,000
                        -------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A and L shares calculated at an annual rate of 0.15% of the average daily net assets of each class. In addition, the Portfolio pays a distribution fee with respect to Class L shares calculated at an annual rate of 0.20% of the average daily net assets.

For the year ended March 31, 2001, total Distribution Plan fees incurred were:

                                           Class A       Class L
               --------------------------------------------------
               Distribution Plan Fees      $331,508      $107,816
               --------------------------------------------------

All officers and one Trustee of the Fund are employees of SSB.


      29    Smith Barney Muni Funds | 2001 Annual Report to Shareholders

4. Investments

During the year ended March 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

-----------------------------------------------------------------------------
Purchases                                                        $127,522,740
-----------------------------------------------------------------------------
Sales                                                             150,287,273
-----------------------------------------------------------------------------

At March 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-----------------------------------------------------------------------------
Gross unrealized appreciation                                    $10,111,074
Gross unrealized depreciation                                     (3,066,090)
-----------------------------------------------------------------------------
Net unrealized appreciation                                      $ 7,044,984
-----------------------------------------------------------------------------

5. Capital Loss Carryforward

At March 31, 2001, the Portfolio had, for Federal income tax purposes, approximately $17,022,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31, of the year indicated:

                                      2003      2004       2008       2009
-----------------------------------------------------------------------------
Carryforward Amounts                $273,000 $1,740,000 $9,495,000 $5,514,000
-----------------------------------------------------------------------------

6. Shares of Beneficial Interest

At March 31, 2001, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At March 31, 2001, total paid-in capital amounted to the following for each class:

                                          Class A      Class L     Class Y
----------------------------------------------------------------------------
Total Paid-in Capital                   $228,363,987 $34,083,219 $14,397,231
----------------------------------------------------------------------------



      30    Smith Barney Muni Funds | 2001 Annual Report to Shareholders

Transactions in shares of each class were as follows:

                                      Year Ended                 Year Ended
                                    March 31, 2001             March 31, 2000
                              -------------------------- ---------------------------
                                 Shares       Amount        Shares        Amount
------------------------------------------------------------------------------------
Class A
Shares sold                     7,735,254  $ 49,046,037    8,454,416  $  55,324,785
Shares issued on reinvestment   1,103,761     7,039,822    1,279,885      8,257,254
Shares reacquired             (11,805,353)  (74,819,054) (18,524,812)  (119,106,571)
------------------------------------------------------------------------------------
Net Decrease                   (2,966,338) $(18,733,195)  (8,790,511) $ (55,524,532)
------------------------------------------------------------------------------------
Class L
Shares sold                       829,608  $  5,366,130    1,045,498  $   6,895,708
Shares issued on reinvestment     158,133     1,010,129      182,565      1,179,244
Shares reacquired              (1,257,716)   (8,025,188)  (2,186,785)   (14,093,158)
------------------------------------------------------------------------------------
Net Decrease                     (269,975) $ (1,648,929)    (958,722) $  (6,018,206)
------------------------------------------------------------------------------------
Class Y
Shares sold                            --  $         --      153,008  $   1,028,000
Shares issued on reinvestment      46,032       293,565       67,343        435,031
Shares reacquired                (218,984)   (1,396,496)  (4,895,234)   (31,607,157)
------------------------------------------------------------------------------------
Net Decrease                     (172,952) $ (1,102,931)  (4,674,883) $ (30,144,126)
------------------------------------------------------------------------------------



        31 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Financial Highlights



For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class A Shares                             2001/(1)/ 2000/(1)/ 1999/(1)/  1998    1997
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $ 6.36   $ 6.78    $ 6.76    $ 6.54  $ 6.61
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.34     0.32      0.32      0.34    0.34
  Net realized and unrealized gain (loss)     0.16    (0.42)     0.03      0.22   (0.06)
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.50    (0.10)     0.35      0.56    0.28
----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.35)   (0.32)    (0.33)    (0.34)  (0.35)
  Excess of net investment income               --       --     (0.00)*      --      --
----------------------------------------------------------------------------------------
Total Distributions                          (0.35)   (0.32)    (0.33)    (0.34)  (0.35)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 6.51   $ 6.36    $ 6.78    $ 6.76  $ 6.54
----------------------------------------------------------------------------------------
Total Return                                  8.06%   (1.46)%    5.29%     8.66%   4.30%
----------------------------------------------------------------------------------------
Net Assets, End of Year (millions)            $222     $236      $311      $257    $260
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(2)/                               0.72%    0.75%     0.72%     0.74%   0.75%
  Net investment income                       5.41     4.97      4.72      5.14    5.16
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                         49%     108%       52%       58%     46%
----------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.85%.
*   Amount represents less than $0.01 per share.


      32    Smith Barney Muni Funds | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class L Shares                             2001/(1)/ 2000/(1)/ 1999/(1)(2)/   1998     1997
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $6.37     $6.79       $6.76      $6.54    $6.61
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.33      0.31        0.31       0.33     0.33
  Net realized and unrealized gain (loss)     0.15     (0.43)       0.03       0.21    (0.06)
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.48     (0.12)       0.34       0.54     0.27
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.33)    (0.30)      (0.31)     (0.32)   (0.34)
  Excess of net investment income               --        --       (0.00)*       --       --
---------------------------------------------------------------------------------------------
Total Distributions                          (0.33)    (0.30)      (0.31)     (0.32)   (0.34)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $6.52     $6.37       $6.79      $6.76    $6.54
---------------------------------------------------------------------------------------------
Total Return                                  7.82%    (1.69)%      5.04%      8.36%    4.10%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $32,157   $33,113     $41,844    $31,133  $28,325
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                               0.95%     0.98%       0.94%      0.99%    0.97%
  Net investment income                       5.18      4.74        4.50       4.89     4.94
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         49%      108%         52%        58%      46%
---------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) On June 12, 1998, Class C shares were renamed Class L shares.

(3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.05%.

*   Amount represents less than $0.01 per share.


      33    Smith Barney Muni Funds | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class Y Shares                             2001/(1)/ 2000/(1)/ 1999/(1)(2)/
---------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $6.36     $6.78       $6.82
---------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.36      0.33        0.12
  Net realized and unrealized gain (loss)     0.15     (0.42)      (0.02)
---------------------------------------------------------------------------
Total Income (Loss) From Operations           0.51     (0.09)       0.10
---------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.36)    (0.33)      (0.14)
  Excess of net investment income               --        --       (0.00)*
---------------------------------------------------------------------------
Total Distributions                          (0.36)    (0.33)      (0.14)
---------------------------------------------------------------------------
Net Asset Value, End of Year                 $6.51     $6.36       $6.78
---------------------------------------------------------------------------
Total Return                                  8.26%    (1.31)%    1.46%++
---------------------------------------------------------------------------
Net Assets, End of Year (000s)             $12,030   $12,843     $45,408
---------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(3)/                               0.54%     0.55%      0.53%+
  Net investment income                       5.59      5.09       4.65+
---------------------------------------------------------------------------
Portfolio Turnover Rate                         49%      108%         52%
---------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period November 12, 1998 (inception date) to March 31, 1999.
(3) As a result of voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.70%.
*   Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.



      34    Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Independent Auditors' Report

To the Shareholders and Board of Trustees of Smith Barney Muni Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Limited Term Portfolio ("Portfolio") of Smith Barney Muni Funds ("Fund") as of March 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio of the Fund as of March 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                            /s/ KPMG LLP

New York, New York
May 8, 2001


      35    Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Tax Information (unaudited)


For Federal tax purposes the Portfolio hereby designates for the fiscal year ended March 31, 2001:

   . 99.95% of the dividends paid by the Portfolio from net investment income as tax exempt for regular Federal income tax purposes.


     36    Smith Barney Muni Funds   |  2001 Annual Report to Shareholders

                                 SMITH BARNEY
                                  MUNI FUNDS



TRUSTEES                    INVESTMENT MANAGER
Lee Abraham                 Smith Barney Fund
Allan J. Bloostein          Management LLC
Jane F. Dasher
Donald R. Foley             DISTRIBUTOR
Richard E. Hanson, Jr.      Salomon Smith Barney Inc.
Paul Hardin
Heath B. McLendon, Chairman CUSTODIAN
Roderick C. Rasmussen       PFPC Trust Company
John P. Toolan
Joseph H. Fleiss, Emeritus  TRANSFER AGENT
                            Citi Fiduciary Trust Company
OFFICERS                    125 Broad Street, 11th Floor
Heath B. McLendon           New York, New York 10004
President and
Chief Executive Officer     SUB-TRANSFER AGENT
                            PFPC Global Fund Services
Lewis E. Daidone            P.O. Box 9699
Senior Vice President       Providence, Rhode Island
and Treasurer               02940-9699

Peter M. Coffey
Vice President

Anthony Pace
Controller

Christina T. Sydor
Secretary

  Smith Barney Muni Funds





  This report is submitted for the general information of the shareholders of Smith Barney Muni Funds -- Limited Term Portfolio, but it may also be used as sales literature when preceded or accompanied by the current Prospectus which gives details about changes, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after June 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY MUNI FUNDS
  Smith Barney Mutual Funds
  7 World Trade Center
  New York, New York 10048

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds

                                      LOGO

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.
 FD2305 5/01

--------------------------------------------------------------------------------

                                 SMITH BARNEY
                                  MUNI FUNDS
                              NATIONAL PORTFOLIO

--------------------------------------------------------------------------------

              CLASSIC SERIES  |  ANNUAL REPORT  |  MARCH 31, 2001




                              [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./SM/

        ---------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
        ---------------------------------------------------------------

[PHOTO]



                            PETER M. COFFEY
                            PORTFOLIO MANAGER


   [LOGO]
         Classic Series

 Annual Report . March 31, 2001

 SMITH BARNEY
 NATIONAL PORTFOLIO

      PETER M. COFFEY

      Peter M. Coffey has more than 32 years of securities business experience and has been managing the Portfolio since 1987.

      FUND OBJECTIVE

      The Portfolio seeks as high a level of income exempt from federal income taxes as is consistent with prudent investing. The Portfolio invests at least 80% of its net assets in "municipal securities," which are debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities.

      FUND FACTS

      FUND INCEPTION
------------------------------
      August 20, 1986

      MANAGER TENURE
------------------------------
      14 Years

      MANAGER INVESTMENT
      INDUSTRY EXPERIENCE
------------------------------
      32 Years

               CLASS A CLASS B CLASS L
--------------------------------------
NASDAQ          SBBNX   SBNBX   SBNLX
--------------------------------------
INCEPTION      8/20/86 11/7/94 1/5/93
--------------------------------------


Average Annual Total Returns as of March 31, 2001

                                         Without Sales Charges/(1)/
                                         Class A    Class B Class L
              -----------------------------------------------------
              One-Year                     11.16%    10.64%  10.46%
              -----------------------------------------------------
              Five-Year                     6.18      5.63    5.54
              -----------------------------------------------------
              Ten-Year                      7.41       N/A     N/A
              -----------------------------------------------------
              Since Inception+              7.50      7.29    5.84
              -----------------------------------------------------


                                          With Sales Charges/(2)/
                                         Class A    Class B Class L
              -----------------------------------------------------
              One-Year                      6.71%     6.14%   8.37%
              -----------------------------------------------------
              Five-Year                     5.32      5.47    5.33
              -----------------------------------------------------
              Ten-Year                      6.97       N/A     N/A
              -----------------------------------------------------
              Since Inception+              7.20      7.29    5.70
              -----------------------------------------------------
/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed also within the first year of purchase.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are August 20, 1986, November 7, 1994 and January 5, 1993, respectively.


What's Inside
A Message from the Chairman...................................................1
A Letter from the Portfolio Manager...........................................2
Historical Performance........................................................4
Smith Barney Muni Funds -- National Portfolio at a Glance.....................6
Schedule of Investments.......................................................7
Bond Ratings.................................................................17
Statement of Assets and Liabilities..........................................19
Statement of Operations......................................................20
Statements of Changes in Net Assets .........................................21
Notes to Financial Statements................................................22
Financial Highlights.........................................................26
Tax Information..............................................................27
Independent Auditors' Report ................................................28


                              [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

                          A MESSAGE FROM THE CHAIRMAN

[PHOTO]

HEATH B. MCLENDON
CHAIRMAN

---------------------


The year 2001 has begun as a period of transition and consolidation for U.S. securities markets. The bond market in particular has witnessed a dramatic change over the past year, reflecting a shift in Federal Reserve Board ("Fed") policy from monetary tightening to easing of interest rates. The stock market's volatility continues to make headlines, and we have seen investors move more of their assets into bonds -- attracted by the steady stream of interest income.

As you may know, municipal bond funds generally seek to provide current income free of federal and in some cases, state and local taxes. Municipal bond funds allow investors to potentially diversify their risk across a wide range of municipalities and may help to hedge against stock market volatility.

The Smith Barney Muni Funds - National Portfolio's ("Portfolio") objective is to pay as high a level of income exempt from federal income taxes/1/ as is consistent with prudent investment management. The Portfolio invests exclusively (at the time of purchase) in investment-grade securities in the 5 to 30-year maturity range. Peter Coffey and his investment team believe intermediate-term municipal bonds currently offer value for investors seeking tax-exempt income because historically intermediate-term, high-quality municipal bonds have offered higher yield potential than shorter-term bonds and potentially less market volatility than longer-term maturity municipal bonds. (Of course, no guarantees can be given that this trend will in fact continue.)


As the global economy becomes more balanced and the U.S. is plagued by market instability, it has become more important than ever to choose an investment manager you trust. When you invest in a fund that is managed by a Citigroup Asset Management adviser, you have access to the experience and resources of one of the world's largest and most well respected financial institutions.

Thank you for your continued confidence in our investment management.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

April 16, 2001

--------
1 Please note a portion of the Portfolio's income may be subject to federal
  Alternative Minimum Tax ("AMT").



        1 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Muni Funds -- National Portfolio ("Portfolio") for the year ended March 31, 2001. In this report we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our investment strategy. We hope you find this report to be useful and informative.

Please note, the information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio, or that the percentage of the Portfolio's assets held in various sectors will remain the same. Please refer to pages 7 through 16 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of March 31, 2001 and is subject to change.

Performance Update
For the year ended March 31, 2001, the Portfolio's Class A shares, without and with sales charges, returned 11.16% and 6.71%, respectively. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")/1/ returned 10.92% for the same period. Past performance is not indicative of future results.

Investment Strategy
One of the ways that we manage the Portfolio is to seek to create a built-in income stream for the long term. To this end, we focus on investing in securities with high credit quality and good call protection, as we believe these securities offer solid long-term values. We primarily select securities by attempting to identify undervalued sectors and individual securities. In selecting individual securities, we generally:

  . Use fundamental credit analysis to estimate the relative value of various sectors.
  . May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values and their impact on the level of dividends generated by the overall Portfolio.
  . Seek to identify individual securities with the most potential for added value, such as those involving unusual situations, new issuers and unique structural characteristics.

Market Overview and Outlook
During the period, activity in the municipal bond market continued to be quite vigorous, both in terms of new issue supply and purchases by individual investors. In our opinion, municipal bonds are now more inexpensive, relative to high-grade taxable bonds, compared to what they have been in quite a while.

In our opinion, the municipal market has responded well to heavy new issue supply. We think issuance appears to be up sharply from year-earlier levels for a number of reasons. First, volume slowed sharply during the lengthy post-election period, as the nation's lawmakers focused on the ongoing presidential battle. Second, there is often a temporary hiatus in issuance after the presidential election as a large number of new state and local leaders take office.

We believe these trends have created pent-up demand for capital, as existing leaders refocused and new leaders begin to better identify their ongoing funding needs. Third, the decline in overall interest rates -- including municipal bond rates -- has led to a moderate increase in the level of refundings. Fourth, the continuous need to expand or improve governmental facilities remains high in a large variety of sectors such as education, transportation and municipal utilities. Recent surveys suggest that the magnitude of pent-up demand for infrastructure and related facilities continue to expand. Lastly, and

--------
1 The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note an investor cannot invest directly in an index.


        2 Smith Barney Muni Funds | 2001 Annual Report to Shareholders perhaps somewhat ironically, the slowdown in the U.S. economy appears to be leading to additional financings. Some state and local governments that had adopted a "pay as you go" strategy in past years, utilizing budget surpluses to pay for ongoing capital projects, now have discovered the need to resume borrowing for projects with potential long-term benefits.

Based upon financings already scheduled and preliminary activities by potential issuers, it seems likely to us that new issue supply will continue to be robust. The good news for investors is that we think municipal yields should stay high relative to taxable yields, and relative to the underlying inflation rate.

In general, we expect the impact of the recent economic slowdown on municipal credit quality is likely to be extremely modest. The rising tide of nine-plus years of unabated economic growth strengthened the financial position of a great number of issuers. In municipal bonds, upgrades have exceeded downgrades in past years. In our opinion, this relative strength in the municipal bond market seems unlikely to slow down based on current market conditions. We also anticipate that the current economic slowdown will be short-lived. Why? With underlying inflation still moderate, the Federal Reserve Board ("Fed") has considerable room to reduce short-term interest rates in order to restart economic growth. And while no guarantees can be made, we believe that the benefits of such moves by the Fed will enable U.S. economic growth to resume by some time in the second half of the year. In our opinion, such a trend would further reduce the risk of credit erosion with respect to municipal bonds.

The Fed has moved more aggressively than usual in response to weaker demand. In our view, this prompt Fed easing is likely to accelerate the healing process, even if economic activity deteriorates abruptly in the very near term.

While a long way from achieving a consensus, potential changes in tax rates could also impact municipal bond markets. Much has been written about President George W. Bush's proposed cut in income tax rates. If enacted, we believe this proposal would place modest upward pressure on municipal yields, relative to taxable yields.

In our view, the U.S. economy should begin to perform better later in 2001, partly as a result of Fed action. Also, we think the balance between supply and demand in the municipal bond market should remain relatively stable. In addition, we think that long-term municipal yields should remain in a relatively narrow "trading range" over the near term.

Thank you for investing in the Smith Barney Muni Funds -- National Portfolio. We look forward to helping you pursue your financial goals in the future.

Sincerely,

/s/ Peter M. Coffey
Peter M. Coffey
Vice President

April 16, 2001




        3 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Historical Performance -- Class A Shares


                   Net Asset Value
                  -----------------
                  Beginning   End    Income   Capital Gain    Total
       Year Ended  of Year  of Year Dividends Distributions Returns/(1)/

       -----------------------------------------------------------------
       3/31/01       $12.94  $13.58     $0.76         $0.00     11.16%

       -----------------------------------------------------------------
       3/31/00        13.97   12.94      0.73          0.01     (2.03)

       -----------------------------------------------------------------
       3/31/99        14.16   13.97      0.75          0.21      5.50

       -----------------------------------------------------------------
       3/31/98        13.60   14.16      0.80          0.16     11.47

       -----------------------------------------------------------------
       3/31/97        13.67   13.60      0.79          0.00      5.41

       -----------------------------------------------------------------
       3/31/96        13.32   13.67      0.81          0.00      8.83

       -----------------------------------------------------------------
       3/31/95        13.35   13.32      0.84          0.00      6.38

       -----------------------------------------------------------------
       3/31/94        13.81   13.35      0.86          0.06      3.17

       -----------------------------------------------------------------
       3/31/93        12.95   13.81      0.89          0.00     13.96

       -----------------------------------------------------------------
       3/31/92        12.49   12.95      0.90          0.00     11.21

       -----------------------------------------------------------------
        Total                           $8.13         $0.44

       -----------------------------------------------------------------

 Historical Performance -- Class B Shares

                         Net Asset Value
                        -----------------
                        Beginning   End    Income   Capital Gain    Total
  Year Ended             of Year  of Year Dividends Distributions Returns/(1)/

  ----------------------------------------------------------------------------
  3/31/01                  $12.93  $13.57     $0.69         $0.00     10.64%

  ----------------------------------------------------------------------------
  3/31/00                   13.96   12.93      0.66          0.01     (2.56)

  ----------------------------------------------------------------------------
  3/31/99                   14.16   13.96      0.68          0.21      4.92

  ----------------------------------------------------------------------------
  3/31/98                   13.61   14.16      0.73          0.16     10.80

  ----------------------------------------------------------------------------
  3/31/97                   13.67   13.61      0.72          0.00      4.95

  ----------------------------------------------------------------------------
  3/31/96                   13.33   13.67      0.74          0.00      8.26

  ----------------------------------------------------------------------------
  Inception* -- 3/31/95     12.41   13.33      0.32          0.00    10.11+

  ----------------------------------------------------------------------------
   Total                                      $4.54         $0.38

  ----------------------------------------------------------------------------

 Historical Performance -- Class L Shares

                         Net Asset Value
                        -----------------
                        Beginning   End    Income   Capital Gain    Total
  Year Ended             of Year  of Year Dividends Distributions Returns/(1)/

  ----------------------------------------------------------------------------
  3/31/01                  $12.95  $13.59     $0.68         $0.00     10.46%

  ----------------------------------------------------------------------------
  3/31/00                   13.97   12.95      0.65          0.01     (2.57)

  ----------------------------------------------------------------------------
  3/31/99                   14.16   13.97      0.65          0.21      4.79

  ----------------------------------------------------------------------------
  3/31/98                   13.59   14.16      0.70          0.16     10.71

  ----------------------------------------------------------------------------
  3/31/97                   13.65   13.59      0.71          0.00      4.90

  ----------------------------------------------------------------------------
  3/31/96                   13.32   13.65      0.74          0.00      8.13

  ----------------------------------------------------------------------------
  3/31/95                   13.33   13.32      0.74          0.00      5.80

  ----------------------------------------------------------------------------
  3/31/94                   13.80   13.33      0.77          0.06      2.40

  ----------------------------------------------------------------------------
  Inception* -- 3/31/93     13.47   13.80      0.20          0.00     3.98+

  ----------------------------------------------------------------------------
   Total                                      $5.84         $0.44

  ----------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.



        4 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Average Annual Total Returns


                                         Without Sales Charges/(1)/
                                          ------------------------
                                         Class A    Class B Class L

              -----------------------------------------------------
              Year Ended 3/31/01           11.16%    10.64%  10.46%

              -----------------------------------------------------
              Five Years Ended 3/31/01      6.18      5.63    5.54

              -----------------------------------------------------
              Ten Years Ended 3/31/01       7.41       N/A     N/A

              -----------------------------------------------------
              Inception* through 3/31/01    7.50      7.29    5.84

              -----------------------------------------------------

                                          With Sales Charges/(2)/
                                          -----------------------
                                          Class A Class B Class L

               --------------------------------------------------
               Year Ended 3/31/01           6.71%   6.14%   8.37%

               --------------------------------------------------
               Five Years Ended 3/31/01     5.32    5.47    5.33

               --------------------------------------------------
               Ten Years Ended 3/31/01      6.97     N/A     N/A

               --------------------------------------------------
               Inception* through 3/31/01   7.20    7.29    5.70

               --------------------------------------------------

 Cumulative Total Returns

                                             Without Sales Charges/(1)/

        ---------------------------------------------------------------
        Class A (3/31/91 through 3/31/01)                     104.34%

        ---------------------------------------------------------------
        Class B (Inception* through 3/31/01)                   56.79

        ---------------------------------------------------------------
        Class L (Inception* through 3/31/01)                   59.54

        ---------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception dates for Class A, B and L shares are August 20, 1986, November 7, 1994 and January 5, 1993, respectively.
 + Total return is not annualized, as it may not be representative of the total return for the year.


        5 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Smith Barney Muni Funds -- National Portfolio at a Glance (unaudited)


Growth of $10,000 Invested in Class A Shares of the
National Portfolio vs. Lehman Brothers Municipal Bond Index+

--------------------------------------------------------------------------------

                           March 1991 -- March 2001

                                    [CHART]

Smith Barney Muni Funds Line Chart



                      National        Lehman Brothers Municipal Bond Index

     Mar 1991          9,600                        10,000

     Mar 1992          10,676                       10,999

     Mar 1993          12,166                       12,376

     Mar 1994          12,552                       12,663

     Mar 1995          13,353                       13,605

     Mar 1996          14,533                       14,746

     Mar 1997          15,319                       15,548

     Mar 1998          17,075                       17,214

     Mar 1999          18,014                       18,281

     Mar 2000          17,648                       18,266

     Mar 2001          19,617                       20,261





+ Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1991, assuming deduction of the 4.00% maximum initial sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994, and thereafter at net asset value) and capital gains (at net asset value) through March 31, 2001. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment grade, fixed-rate municipal bonds selected from issues larger than $50 million issued since January 1984. This index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


                           Industry Diversification*

                                    [CHART]

Education               8.5

Hospital               18.4

Housing: Multi-Family   6.6

Housing: Single-Family  4.8

Miscellaneous          12

Pollution Control       6.5

Transportation         11.7

General Obligation      6

Water and Sewer         6

Other                  19.5

* As a percentage of total investments. These holdings are as of March 31, 2001 and are subject to change.

                  Summary of Investments by Combined Ratings*


                               Standard      Percentage
                     Moody's   & Poor's of Total Investments
                     -------   -------- --------------------
                       Aaa       AAA                   38.3%
                        Aa        AA                   12.5
                        A         A                   21.5+
                       Baa       BBB                 17.1++
                        Ba        BB                    0.1
                        B         B                     1.8
                    VMIG 1/P-1   A-1                    0.0
                        NR        NR                    8.7
                                        -------------------
                                                      100.0%
                                        ===================

+  0.7% was rated by Fitch IBCA, Duff & Phelps.
++ 0.2% was rated by FitchIBCA, Duff & Phelps.


        6 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedule of Investments                                         March 31, 2001


   FACE
  AMOUNT    RATING(a)                                          SECURITY                                             VALUE
-----------------------------------------------------------------------------------------------------------------------------
Education -- 8.5%
$ 1,250,000 A3*       Brookhaven, NY IDA, Civic Facility Revenue, St. Joseph's College, 6.000% due 12/1/20       $  1,312,500
  3,000,000 NR        Capital Projects Finance Authority, Student Housing Revenue, CAFRA Capital Corp.,
                        Florida Universities, Series A, 7.850% due 8/15/31                                          3,041,250
                      Chicago, IL Board of Education, School Reform, FGIC-Insured:
  7,300,000 AAA        Series A, zero coupon bond to yield 5.300% due 12/1/31                                       1,359,625
                       Series B-1:
 28,530,000 AAA          Zero coupon bond to yield 5.220% due 12/1/30                                               5,634,675
 41,000,000 AAA          Zero coupon bond to yield 5.220% due 12/1/31                                               7,636,250
  1,200,000 Baa3*     Colorado Educational & Cultural Facilities Authority Revenue, Charter School, (Bromley
                        East Project), Series A, 7.250% due 9/15/30                                                 1,212,000
  3,000,000 AAA       Donna, TX ISD, PSFG, School Building, 5.250% due 2/15/25                                      2,996,250
  3,000,000 AAA       Massachusetts State Health & Educational Facilities Authority Revenue, Series G-4,
                        INFLOS, 7.883% due 7/1/25 (b)                                                               3,157,500
  2,000,000 Aaa*      Midlothian, TX ISD, PSFG, zero coupon bond to yield 6.271% due 2/15/20                          640,000
  1,140,000 Baa3*     Monroe County, NY IDA, Revenue, Student Housing, Series A, 5.250% due 4/1/19                  1,124,325
                      New Hampshire Health & Education Facilities Authority Revenue:
  1,000,000 BBB-       New Hampshire College, 7.500% due 1/1/31                                                     1,053,750
  1,000,000 AAA        University System of New Hampshire, AMBAC-Insured, 5.125% due 7/1/33                           978,750
  1,500,000 Baa3*     New Hampshire Higher Education & Health, Brewster Academy, 6.750% due 6/1/25                  1,543,125
  1,014,000 AA-       New York State Dormitory Authority Revenue, Unrefunded Balance, Series B,
                        7.500% due 5/15/11                                                                          1,229,475
  1,000,000 Baa3*     Pennsylvania State Higher Educational Facilities Authority, Student Housing Revenue,
                        (Student Association Inc. Project), Series A, 6.750% due 9/1/32                             1,011,250
  1,000,000 BBB-      Savannah, GA EDA, Revenue, (College of Art & Design Inc. Project), 6.900% due 10/1/29         1,053,750
                      Southern Illinois University Revenue, Housing & Auxiliary, Capital Appreciation, Series A,
                        MBIA-Insured:
  4,950,000 AAA          Zero coupon bond to yield 5.510% due 4/1/21                                                1,689,188
  3,000,000 AAA          Zero coupon bond to yield 5.530% due 4/1/23                                                  911,250
  3,000,000 AAA          Zero coupon bond to yield 5.540% due 4/1/25                                                  817,500
                      Texas State Higher Education Coordinating Board, College Student Loan Revenue:
    600,000 A*         7.450% due 10/1/06 (c)                                                                         616,302
     80,000 A*         7.700% due 10/1/25 (c)                                                                          82,120
     10,000 AAA       Weatherford, TX ISD, PSFG, Unrefunded Balance, Capital Appreciation, zero coupon bond
                        to yield 6.730% due 2/15/21                                                                     2,887
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   39,103,722
-----------------------------------------------------------------------------------------------------------------------------
Escrowed To Maturity (d) -- 3.0%
    430,000 AAA       Boston, MA Water & Sewer Revenue, Series A, 10.875% due 1/1/09                                  546,100
    950,000 NR        Douglas County, NE Hospital Authority No. 2, Bergan Mercy, 9.500% due 7/1/10                  1,182,750
  1,475,000 AAA       Fairmont, WV Water & Sewer Revenue, AMBAC-Insured, 9.250% due 11/1/11                         1,888,000
  4,850,000 AAA       Indiana Bond Bank, AMBAC-Insured, 9.750% due 8/1/09                                           6,007,937
  1,655,000 AAA       Ohio State Water Development Authority Revenue, Safe Water, Series 2,
                        9.375% due 12/1/10                                                                          2,023,238
  1,025,000 AAA       Philadelphia Hospitals & Higher Education Facilities Authority, Hospital Revenue,
                        Presbyterian Medical Center, 6.650% due 12/1/19                                             1,205,656
    765,000 AAA       Weber County, UT Hospital Revenue, St. Benedict's Hospital, 10.000% due 3/1/10                  960,075
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   13,813,756
-----------------------------------------------------------------------------------------------------------------------------
General Obligation -- 6.0%
  5,000,000 NR        Barona Band of Mission Indians, GO, 8.250% due 1/1/20                                         5,300,000
  2,000,000 AAA       Berks County, PA GO, MVRICS, FGIC-Insured, 8.082% due 11/10/20 (b)(c)                         2,182,500

                      See Notes to Financial Statements.


        7 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                             March 31, 2001


   FACE
  AMOUNT    RATING(a)                                      SECURITY                                          VALUE
----------------------------------------------------------------------------------------------------------------------
General Obligation -- 6.0% (continued)
                      Chicago, IL GO, Project & Refunding, Series A, MBIA-Insured:
$ 2,000,000 AAA        5.500% due 1/1/38                                                                  $  2,042,500
  1,000,000 AAA        Capital Appreciation, step bond to yield 5.650% due 1/1/30                              582,500
  2,000,000 AAA       Cook County, IL GO, Series A, FGIC-Insured, 5.125% due 11/15/26                        1,957,500
  1,000,000 AA+       Harris County, TX GO, Certificates of Obligation, 5.000% due 8/15/27                     961,250
  1,075,000 Aaa*      Lago Vista, TX GO, ISD, PSFG, zero coupon bond to yield 5.700% due 8/15/22               341,313
  1,875,000 AAA       McKeesport, PA GO, Area School District, MBIA-Insured, zero coupon bond to yield
                        5.680% due 10/1/23                                                                     562,500
     10,000 A         New York City, NY GO, Series D, 7.500% due 2/1/16                                         10,423
  5,000,000 AAA       Philadelphia, PA GO, FSA-Insured, 5.250% due 9/15/25                                   5,006,250
  1,000,000 Aa1*      Texas State GO, Veterans Housing Assistance, Series D, 6.450% due 12/1/20 (c)          1,055,000
  1,000,000 AAA       United ISD, GO, PSFG, 5.125% due 8/15/26                                                 981,250
  5,000,000 AAA       Washoe County, NV GO, Reno-Sparks Convention, Series A, FSA-Insured,
                        6.400% due 7/1/29                                                                    5,550,000
  1,000,000 AAA       Wayne Charter County, MI GO, Apartment Hotel, (Detroit Metropolitan Apartment),
                        Series A, MBIA-Insured, 5.000% due 12/1/30                                             965,000
----------------------------------------------------------------------------------------------------------------------
                                                                                                            27,497,986
----------------------------------------------------------------------------------------------------------------------
Hospital -- 18.4%
  3,000,000 BBB       Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series A,
                        6.625% due 7/1/20                                                                    2,966,250
  3,000,000 BBB-      Arkansas State Development Finance Authority, Hospital Revenue, Washington Regional
                        Medical Center, 7.375% due 2/1/29                                                    3,052,500
                      Colorado Health Facilities Authority Revenue Bonds:
  1,000,000 Baa1*      Parkview Medical Center Project, 6.500% due 9/1/20                                    1,002,500
  1,000,000 A          Vail Valley Medical Center, Series A, 6.500% due 1/15/13                              1,043,750
  3,000,000 BBB       Cuyahoga County, OH Hospital Facilities Revenue, (Canton Inc. Project),
                        7.500% due 1/1/30                                                                    3,176,250
    725,000 A1*       Elkhart County, IN Hospital Authority Revenue, Elkhart General Hospital Inc.,
                        7.000% due 7/1/12                                                                      755,812
    350,000 BB-       Green Springs, OH Health Care Facilities Revenue, (St. Francis Health Care Center
                        Project), Series A, 7.125% due 5/15/25                                                 287,000
  1,500,000 AA        Harris County, TX Health Facilities Development Corp., Hospital Revenue, (Texas
                        Children's Hospital Project), Series A, 5.250% due 10/1/29                           1,443,750
  1,400,000 A         Harrison County, TX Health Facilities Development Corp. Revenue, (Marshall Regional
                        Medical Center Project), ACA-Insured, 5.500% due 1/1/18                              1,344,000
                      Hawaii State Department Budget & Finance, Special Purpose Revenue, (Wilcox Memorial
                        Hospital Project):
  1,000,000 BBB+         5.350% due 7/1/18                                                                     865,000
  1,750,000 BBB+         5.500% due 7/1/28                                                                   1,474,375
  3,000,000 BBB       Henderson, NV Health Care Facility Revenue, Catholic Healthcare West, Series A,
                        6.750% due 7/1/20                                                                    2,958,750
  5,000,000 A-        Illinois Development Finance Authority, Hospital Revenue, Adventist Health System,
                        Sunbelt Obligation, 5.500% due 11/15/29                                              4,425,000
                      Illinois Health Facilities Authority Revenue:
  2,600,000 AAA        Alexian Brothers Health System, 5.125% due 1/1/28                                     2,505,750
  1,000,000 A-         Centegra Health System, 5.250% due 9/1/18                                               886,250
    937,000 AAA        Community Provider Pooled Loan Program, FSA-Insured, 7.350% due 8/15/10                 966,609
  3,500,000 B+         Mercy Hospital & Medical Center, 7.000% due 1/1/07                                    3,364,375
  1,000,000 AAA        Methodist Health System, Series B, AMBAC-Insured, RIBS, 9.922% due 5/18/21 (b)        1,045,430
  3,000,000 A          OSF Healthcare Systems, 6.250% due 11/15/29                                           3,030,000

                      See Notes to Financial Statements.


        8 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                             March 31, 2001


   FACE
  AMOUNT    RATING(a)                                         SECURITY                                            VALUE
---------------------------------------------------------------------------------------------------------------------------
Hospital -- 18.4% (continued)
$ 4,000,000 AAA        Rush-Presbyterian St. Luke's Medical Center, INFLOS, MBIA-Insured,
                         9.767% due 10/1/24 (b)                                                                $  4,302,880
  3,000,000 A1*       Iowa Finance Authority Health Care Facilities Revenue, Genesis Medical Center,
                        6.250% due 7/1/25                                                                         3,075,000
  3,000,000 AA-       Iowa Finance Authority Revenue, Catholic Health Initiatives, Series A,
                        6.000% due 12/1/18                                                                        3,123,750
 10,000,000 AAA       Kentucky Economic Development Finance Authority, Health System Revenue, Norton
                        Healthcare Inc., Series B, MBIA-Insured, zero coupon bond to yield
                        6.180% due 10/1/22                                                                        3,050,000
    900,000 BBB+      Klamath Falls, OR Inter-Community Hospital Merle West, 7.100% due 9/1/24                      929,250
  3,860,000 BBB-      Louisiana Public Facilities Authority Revenue, (General Health Systems Project),
                        6.800% due 11/1/16                                                                        3,913,075
  1,000,000 BBB       Maricopa County, AZ IDA, Health Facilities Revenue, (Catholic Healthcare West Project),
                        Series A, 5.000% due 7/1/16                                                                 832,500
  1,000,000 AAA       Massachusetts State Health & Educational Facilities Authority Revenue, St. Elizabeth
                        Hospital, LEVRRS, Series E, FSA-Insured, 9.740% due 8/12/21 (b)                           1,056,970
                      New Jersey Health Care Facilities Financing Authority Revenue:
  1,000,000 BBB-       St. Elizabeth Hospital Obligation Group, 6.000% due 7/1/27                                   856,250
  2,000,000 BBB-       Trinitas Hospital Obligation Group, 7.400% due 7/1/20                                      2,060,000
  4,920,000 B2*       Oklahoma Development Finance Authority Revenue, Refunding, Hillcrest Healthcare
                        System, Series A, 5.625% due 8/15/29                                                      3,321,000
  2,000,000 NR        Orange County, FL Health Facilities Authority Revenue, First Mortgage, Health Care
                        Facilities, 9.000% due 7/1/31                                                             2,012,500
    120,000 A         Oregon State Health, Housing, Educational & Cultural Facilities Authority, Western State
                        Chiropractic, Series A, ACA-Insured, 6.350% due 12/1/20                                     125,100
  3,900,000 Aa3*      Rhode Island State Health & Educational Building Corp., Refunding Revenue, Health
                        Facilities, St. Antoine Residence, Series A, 6.125% due 11/15/18                          4,046,250
  1,500,000 AAA       Salt Lake County, UT Hospital Revenue, IHC Health Services, AMBAC-Insured,
                        5.125% due 2/15/33                                                                        1,462,500
  2,500,000 A-        Tarrant County, TX Health Facilities Development Corp., Hospital Revenue,
                        6.700% due 11/15/30                                                                       2,528,125
  2,000,000 Baa2*     Tomball, TX Hospital Authority Revenue, Tomball Regional Hospital, 6.000% due 7/1/19        1,760,000
  1,000,000 AAA       Weber County, UT Hospital Revenue, Health Services Inc., AMBAC-Insured,
                        5.000% due 8/15/30                                                                          957,500
                      Wisconsin State Health & Educational Facilities Authority Revenue:
  5,000,000 BBB+       Aurora Health Care Inc., Series A, 5.600% due 2/15/29                                      4,318,750
  2,000,000 A          Kenosha Hospital & Medical Center Project, 5.700% due 5/15/20                              1,952,500
  2,500,000 A3*        Monroe Clinic Inc., 5.375% due 2/15/22                                                     2,268,750
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 84,546,001
---------------------------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 6.6%
  2,535,000 Aaa*      Chicago, IL Multi-Family Housing Revenue, GNMA-Collateralized, Hearts United
                        Apartments, Series A, 5.600% due 1/1/41 (c)                                               2,525,494
    250,000 Aaa*      Cuyahoga County, OH Multi-Family Housing, Dalebridge Apartments, GNMA-
                        Collateralized, FHA-Insured, 6.500% due 10/20/20 (c)                                        264,375
                      El Paso County, TX Housing Finance Corp., Multi-Family Housing Revenue, Series A:
  3,000,000 A3*        American Village Communities, 6.375% due 12/1/32                                           3,015,000
  2,390,000 A3*        La Plaza Apartments, 6.750% due 7/1/30                                                     2,500,538
  1,000,000 A3*        Las Lomas Apartments, 6.375% due 12/1/29                                                   1,028,750

                      See Notes to Financial Statements.


        9 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                             March 31, 2001


   FACE
  AMOUNT    RATING(a)                                       SECURITY                                           VALUE
------------------------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 6.6% (continued)
$ 1,000,000 AAA       Grand Prairie, TX Housing Finance Corp., Multi-Family Housing Revenue, (Landings of
                        Carrier Project), Series A, GNMA-Collateralized, 6.750% due 9/20/32                 $  1,087,500
  1,500,000 A+        Illinois Housing Development Authority, Multi-Family Housing Revenue, Series 1991A,
                        8.125% due 7/1/10                                                                      1,539,975
  1,500,000 A+        Indiana State HFA, Multi-Family Housing Mortgage Revenue, Hunters Run, FHA-Insured,
                        7.250% due 5/1/18 (c)                                                                  1,565,700
  5,000,000 Aa2*      Iowa Finance Authority, Multi-Family Housing Revenue, (Prestwick Apartments Project),
                        FHA-Insured, 7.500% due 12/1/36 (c)                                                    6,256,250
  1,000,000 A+        King County, WA Housing Authority Revenue, Refunding, Sr. Bonds, Series A,
                        6.800% due 3/1/26                                                                      1,048,750
  1,900,000 AAA       Mohave County, AZ IDA, Multi-Family Housing, (Copper Ridge Apartments), FHA-Insured,
                        7.375% due 4/1/32 (c)                                                                  2,006,875
    500,000 Aa3*      Portland, OR Multi-Family Housing, LOC U.S. National Bank of OR,
                        6.250% due 5/1/12 (c)                                                                    519,375
  1,000,000 BBB-      Roanoke, VA Redevelopment & Housing Authority, Multi-Family Housing Revenue,
                        Refunding, United Dominion-Laurel Ridge, 6.625% due 5/1/23 (c)                         1,025,680
  1,000,000 AAA       Rogers County, OK HFA, Multi-Family Revenue, Refunding, Series A,
                        FNMA-Collateralized, FHA-Insured, 7.750% due 8/1/23                                    1,009,400
  2,347,000 AAA       Seattle, WA Housing Authority, Low Income Housing Revenue, GNMA-Collateralized,
                        7.400% due 11/20/36                                                                    2,652,110
  1,875,000 AAA       Yuma, AZ IDA, Multi-Family Mortgage Revenue, Refunding, Series A,
                        GNMA-Collateralized, 6.100% due 9/20/34 (c)                                            2,043,750
------------------------------------------------------------------------------------------------------------------------
                                                                                                              30,089,522
------------------------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 4.8%
    415,000 AAA       Arkansas Housing Development, Single-Family Mortgage Revenue, Series A,
                        GNMA-Collateralized, 7.400% due 9/1/23 (c)                                               424,856
     40,000 AAA       Aurora Kane & Dupage, IL Single-Family Mortgage Revenue, Series A, GNMA/FHLMC-
                        Collateralized, 7.950% due 10/1/25 (c)                                                    41,442
                      Chicago, IL Single-Family Mortgage Revenue:
  2,000,000 Aaa*       Series A, FNMA/GNMA-Collateralized, 6.350% due 10/1/30 (c)                              2,147,500
  1,000,000 AAA        Series C, FNMA/FHLMC/GNMA-Collateralized, 7.000% due 3/1/32                             1,125,000
    240,000 Aa2*      Colorado HFA, Single-Family Program, Refunding, Sr. Bonds, Series 94 D-1,
                        8.000% due 12/1/24                                                                       254,400
  2,230,000 AAA       Cowley & Shawnee Counties, KS Mortgage Revenue, Series B, AMBAC-Insured,
                        GNMA-collateralized, zero coupon bond to yield 7.868% due 6/1/22 (c)                     434,850
    345,000 AAA       Fort Worth, TX Housing Finance Corp., Single-Family Mortgage Revenue, Capital
                        Appreciation, Series A, GNMA-Collateralized, zero coupon bond to yield
                        8.500% due 6/1/21 (c)                                                                     68,137
  1,000,000 Aaa*      Franklin County, OH Mortgage Revenue, Villas at St. Therese, Series E,
                        GNMA-Collateralized, 5.900% due 6/20/39                                                1,043,750
    370,000 AA        Idaho Housing Agency, Single-Family Mortgage, Series C-2, FHA-Insured,
                        7.900% due 1/1/22 (c)                                                                    374,022
    240,000 Aa2*      Labette County, KS Single-Family Mortgage Revenue, Refunding, Series A,
                        8.400% due 12/1/11                                                                       252,300
  1,770,000 Aa3*      Massachusetts State Housing Finance Agency, Single-Family Mortgage, Housing Revenue,
                        Series 38, 7.200% due 12/1/26 (c)                                                      1,876,200
                      Missouri State Housing Development Community Mortgage Revenue, Series C:
    375,000 AAA        Capital Appreciation, GNMA-Collateralized, zero coupon bond to yield
                         7.350% due 7/1/23                                                                        74,063
    615,000 AAA        GNMA/FNMA-Collateralized, 7.450% due 9/1/27 (c)                                           683,419

                      See Notes to Financial Statements.


        10 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                             March 31, 2001


   FACE
  AMOUNT    RATING(a)                                         SECURITY                                             VALUE
----------------------------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 4.8% (continued)
$   300,000 AAA       Nebraska Investments Finance Authority, GNMA-Collateralized, RIBS, Series B,
                        10.024% due 10/17/23 (b)(c)                                                             $    314,694
  1,085,000 Aa3*      New Hampshire State HFA, Single-Family Residential Mortgage, Series D, LOC
                        Landesbank Hessen, 7.250% due 7/1/15 (c)                                                   1,123,192
    200,000 AAA       Ohio Housing Finance Agency Residential Mortgage, Series A-2, GNMA-Collateralized,
                        6.625% due 3/1/26 (c)                                                                        209,750
                      Panhandle, TX Regional Housing Finance Corp.:
  1,000,000 AAA        Series A, GNMA-Collateralized, 6.650% due 7/20/42                                           1,083,750
     75,000 BBB        Single-Family Mortgage Revenue, 10.375% due 3/1/09                                             75,313
  1,000,000 AA+       Pennsylvania State HFA, Single-Family Mortgage Revenue, Series 39B,
                        6.875% due 10/1/24 (c)                                                                     1,050,000
  1,425,000 AAA       Pima County, AZ Single-Family Mortgage Revenue, Series A, GNMA/FNMA/FHLMC-
                        Collateralized, step bond to yield 7.100% due 11/1/29 (c)                                  1,553,250
    240,000 AAA       Prince Georges County, MD Housing Authority, Single-Family Mortgage Revenue,
                        Refunding, Series A, GNMA-Collateralized, 8.000% due 1/1/17                                  253,500
    550,000 AAA       Reno County, KS Single-Family Mortgage Revenue, Series A, AMBAC-Insured, zero
                        coupon bond to yield 11.704% due 12/1/14                                                     119,625
  1,500,000 AA+       Rhode Island Housing & Mortgage Financing Corp., Home Ownership Opportunity Bonds,
                        INFLOS, 10.114% due 4/1/24 (b)(c)                                                          1,599,375
  2,480,000 Aaa*      Sedgwick & Shawnee Counties, KS Single-Family Mortgage Revenue, Series A-1,
                        GNMA-Collateralized, 6.875% due 12/1/26 (c)                                                2,749,700
    178,215 A1*       St. Bernard Parish, LA Home Mortgage Authority, Single-Family Mortgage Revenue,
                        Refunding, Series A, 8.000% due 3/25/12                                                      179,412
    300,000 AAA       Travis County, TX Housing Finance Corp., Single-Family Mortgage Revenue, Series B,
                        GNMA/FNMA-Collateralized, 7.100% due 10/1/27 (c)                                             317,625
    190,000 AAA       Utah HFA, Single-Family Mortgage Revenue, FHA-Insured, Sr. Bond, 7.300% due 7/1/16             194,520
  2,375,000 AA+       Virginia State Housing Development Authority, Commonwealth Mortgage, Series A,
                        7.150% due 1/1/33                                                                          2,454,159
    120,000 AA        Wyoming Community Development Authority, Series B, FHA-Insured,
                        8.125% due 6/1/21 (c)                                                                        121,428
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  22,199,232
----------------------------------------------------------------------------------------------------------------------------
Industrial Development -- 2.4%
  1,050,000 A+++      Brookhaven, NY IDA, Revenue, TDS Realty/Island ADC Income Facility, LOC Fleet Bank,
                        6.550% due 12/1/19 (c)                                                                     1,143,188
  2,000,000 NR        Hillsborough County, FL IDA, Exempt Facilities Revenue, National Gypsum, Series A,
                        7.125% due 4/1/30 (c)                                                                      1,462,500
  1,150,000 NR        Lancaster, PA IDA, Revenue, (Garden Spot Village Project), Series A, 7.625% due 5/1/31       1,162,938
  1,640,000 AA-       Oklahoma City, OK Industrial & Culture Facilities, Trigen Energy Corp.,
                        6.750% due 9/15/17 (c)                                                                     1,649,528
  1,000,000 A+        Rensselaer County, NY IDA, Albany International Corp., LOC Fleet Bank,
                        7.550% due 6/15/07 (c)                                                                     1,127,500
  2,500,000 NR        Suffolk County, NY IDA, Revenue, Nissequogue Cogen Partners Facility,
                        5.500% due 1/1/23 (c)                                                                      2,237,500
  2,000,000 A+        West Chicago, IL IDR, (Leggett & Platt Inc. Project), 6.900% due 9/1/24 (c)                  2,117,500
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  10,900,654
----------------------------------------------------------------------------------------------------------------------------
Life Care -- 2.7%
    400,000 A-        Bell County, TX Health Facilities Development Corp. Revenue, Buckner Retirement Facility,
                        5.250% due 11/15/28                                                                          344,500
  2,925,000 Aa*       Hamilton County, OH Mortgage Revenue, Judson Care Center, Series A, FHA-Insured,
                        6.500% due 8/1/26                                                                          3,104,156

                      See Notes to Financial Statements.


        11 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                             March 31, 2001


   FACE
  AMOUNT    RATING(a)                                        SECURITY                                           VALUE
-------------------------------------------------------------------------------------------------------------------------
Life Care -- 2.7% (continued)
$ 2,500,000 BBB       Illinois Development Finance Authority, Health Facilities, Community Living,
                        7.125% due 3/1/10                                                                    $  2,496,875
  1,000,000 Baa2*     Indianapolis, IN Industrial EDR, Refunding & Improvement, 7.625% due 10/1/22              1,036,250
  1,000,000 BBB-      John Tolfree Health System Corp., Mortgage Revenue, 6.000% due 9/15/23                      845,000
                      Massachusetts State Industrial Finance Agency, Revenue Refunding, Series A:
    995,000 AAA        Chelsea Jewish, FHA-Insured, 6.500% due 8/1/37                                           1,075,844
  2,000,000 NR         Chestnut Knoll Project, 5.625% due 2/15/25                                               1,557,500
  1,000,000 NR        Montgomery County, PA Higher Education & Health Authority Revenue, Temple
                        Continuing Care Center, 6.750% due 7/1/29                                                 890,000
  1,000,000 A-        Montgomery County, PA IDA, Retirement Community Revenue, Life Communities Inc.,
                        5.250% due 11/15/28                                                                       867,500
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               12,217,625
-------------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 12.0%
  2,000,000 A+++      Chautauqua, NY Tobacco, Asset Securitization Corp., 6.750% due 7/1/40                     2,070,000
  3,000,000 AAA       Cleveland, OH Apartment System Revenue, Series A, FSA-Insured, 5.000% due 1/1/31          2,895,000
                      Dauphin County, PA General Authority:
  4,000,000 NR         Hyatt Regency, 6.200% due 1/1/29                                                         3,580,000
  1,500,000 NR         Riverfront Office, 6.000% due 1/1/25                                                     1,417,500
  3,000,000 A1*       District of Columbia Tobacco, Asset Backed Bonds, 6.750% due 5/15/40                      3,056,250
    975,000 Baa3*     Edmond, OK EDA, Collegiate Housing Foundation, Series A, 5.375% due 12/1/19                 965,250
  2,000,000 B2*       Galveston, TX Special Contract Revenue, Refunding, (Farmland Industries Inc. Project),
                        5.500% due 5/1/15                                                                       1,710,000
  3,000,000 AAA       Georgia Local Government COP, Series A, MBIA-Insured, 4.750% due 6/1/28                   2,812,500
  3,000,000 AAA       Houston, TX Apartment System Revenue, Sub. Lien, Series B, FSA-Insured,
                        5.500% due 7/1/30                                                                       3,056,250
  2,000,000 A         Houston, TX Participation Interest, 6.400% due 6/1/27                                     2,080,000
  2,000,000 A         Illinois Development Finance Authority Revenue, City of East St. Louis,
                        7.250% due 11/15/09                                                                     2,182,500
                      Indiana Bond Bank Guaranty, State Revolving Fund:
  1,500,000 AAA        Series A, 6.875% due 2/1/12                                                              1,653,750
  1,000,000 AAA        Series B, 5.000% due 8/1/23                                                                970,000
  2,375,000 NR        Maryland State Economic Development Corp. Revenue, Health & Mental Hygiene
                        Program, Series A, 7.750% due 3/1/25                                                    2,401,719
  1,000,000 AA        Massachusetts State Development Finance Agency Revenue, May Institute Issue, Asset
                        Guaranteed, 5.750% due 9/1/29                                                           1,033,750
  3,750,000 AAA       Mississippi Development Bank Special Obligation, (Capital Projects & Equipment
                        Program), Series A, AMBAC-Insured, 5.625% due 7/1/31                                    3,984,375
    400,000 VMIG 1*   Louisville & Jefferson County, KY Regional Apartment Authority, Special Facilities
                        Revenue, UPS Worldwide Forwarding, Series B, 4.000% due 1/1/29 (b)(c)                     400,000
  1,000,000 BBB-++    Overland Park, KS Development Corp. Revenue, 1st Tier, Overland Park, Series A,
                        7.375% due 1/1/32                                                                       1,011,250
  1,500,000 A3*       Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue,
                        (Amtrak Project), Series A, 6.375% due 11/1/41 (c)                                      1,509,375
  2,865,000 A3*       Port Longview, WA Revenue, Refunding, Series A, 6.250% due 12/1/18 (c)                    3,058,387
  3,000,000 AA        Rhode Island State Economic Development Corp. Revenue, Providence Plaza Mall, Asset
                        Guaranteed, Sr. Note, 6.125% due 7/1/20                                                 3,195,000
  2,500,000 BBB+      Summit County, CO Sports Facilities Revenue, Refunding, (Keystone Resorts Management
                        Inc. Project), Ralston Purina Co. Guaranteed, 7.750% due 9/1/06                         2,834,375

                      See Notes to Financial Statements.


        12 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                             March 31, 2001


   FACE
  AMOUNT    RATING(a)                                         SECURITY                                            VALUE
---------------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 12.0% (continued)
                      Tobacco Settlement Revenue Management Authority, South Carolina Tobacco Settlement
                        Revenue, Series B:
$ 5,000,000 A1*          6.375% due 5/15/28                                                                    $  4,968,750
  2,000,000 A1*          6.375% due 5/15/30                                                                       1,995,000
    215,000 AAA       Utah State Municipal Finance Cooperative, Local Government Revenue, Pooled Capital
                        Improvement Program, FSA-Insured, 6.900% due 3/1/02                                         218,234
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 55,059,215
---------------------------------------------------------------------------------------------------------------------------
Pollution Control -- 6.5%
  1,700,000 BBB+      Adams County, MS Environmental Improvement Revenue, Refunding, (International Paper
                        Co. Project), Series A, 6.800% due 8/1/24 (c)                                             1,791,375
  5,000,000 Aa3*      Brazos River, TX Navigation District, (BASF Corp. Project), 6.750% due 2/1/10               5,687,500
  3,600,000 A1*       La Crosse, WI Resource Recovery Revenue, Refunding, (Northern States Power Co.
                        Project), 6.000% due 11/1/21 (c)                                                          3,870,000
  3,000,000 A         Lowndes County, MS Solid Waste Disposal & PCR, Refunding, (Weyerhaeuser Co.
                        Project), Series A, 6.800% due 4/1/22                                                     3,311,250
  1,000,000 BBB+      Mobile, AL Industrial Development Board, Environmental Improvement Revenue,
                        (International Paper Co. Project), Series B, 6.450% due 5/15/19 (c)                       1,028,750
    785,000 NR        New Jersey EDA, Revenue, (Atlantic City Sewer Project), 7.250% due 12/1/11 (c)                813,660
  1,600,000 A-1+      Ohio State Air Quality Development Authority Revenue, Ohio Edison Co., Series C,
                        LOC-Barclays Bank, 3.800% due 9/1/18 (b)(c)                                               1,600,000
    500,000 NR        Ohio State Solid Waste Revenue, Republic Engineered Steels Inc., 9.000% due 6/1/21 (c)         75,000
  1,000,000 BBB+      Rapides, LA Finance Authority, Environmental Improvement Revenue, (International Paper
                        Co. Project), Series A, 6.550% due 11/15/23 (c)                                           1,026,250
  1,850,000 BBB+      Richland, SC Solid Waste Facility, (Union Camp Project), Series B, 7.125% due 9/1/21 (c)    1,898,304
  3,000,000 NR        Rockdale County, GA Solid Waste Authority Revenue, (Visy Paper Inc. Project),
                        7.500% due 1/1/26 (c)                                                                     3,105,000
  1,945,000 A         Saint Charles Parish, LA PCR, (Union Carbide Project), 7.350% due 11/1/22 (c)               2,056,837
  1,130,000 A         Southwestern Illinois Development Authority, Solid Waste Disposal Revenue, (Laclede
                        Steel Co. Project), 8.500% due 8/1/20 (c)                                                 1,158,114
  2,200,000 Baa2*     Sweetwater County, WY Solid Waste Disposal Revenue, (FMC Corp. Project), Series A,
                        7.000% due 6/1/24 (c)                                                                     2,249,500
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                 29,671,540
---------------------------------------------------------------------------------------------------------------------------
Pre-Refunded (e) -- 2.0%
  1,500,000 AAA       Chattanooga-Hamilton County, TN Hospital Authority Revenue, Erlanger Medical Center,
                        Series B, RIBS, FSA-Insured, (Call 5/1/01 @ 104), 9.981% due 5/25/21 (b)                  1,568,160
  2,000,000 AAA       Fairfax County, VA IDA, (Call 8/28/01 @ 104), 9.027% due 8/29/23 (b)                        2,122,420
    500,000 NR        Illinois Health Facility Authority Revenue, United Medical Center, (Call 7/1/03 @ 100),
                        8.375% due 7/1/12                                                                           552,500
    150,000 AAA       New York City, NY GO, Series D, (Call 2/1/02 @ 101.5), 7.500% 2/1/16                          157,697
    486,000 AA-       New York State Dormitory Authority Revenue, Series B, (Call 5/15/05 @ 100),
                        7.500% due 5/15/11                                                                          603,855
                      North Carolina Eastern Municipal Power Agency, Power System Revenue, Refunding,
                        Series A, (Call 1/1/22 @ 100):
  1,000,000 AAA          4.500% due 1/1/24                                                                          936,250
  1,310,000 AAA          6.000% due 1/1/26                                                                        1,477,025
  1,095,000 NR        Portland, TX Community Center, Sales Tax Gross Revenue, (Call 2/15/04 @ 102),
                        7.000% due 2/15/25                                                                        1,214,081
  1,490,000 AAA       Weatherford, TX ISD, Capital Appreciation, PSFG, (Call 2/15/10 @ 48.281), zero coupon
                        bond to yield 6.730% due 2/15/21                                                            486,113
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  9,118,101
---------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


        13 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                             March 31, 2001


   FACE
  AMOUNT    RATING(a)                                          SECURITY                                             VALUE
-----------------------------------------------------------------------------------------------------------------------------
Public Facilities -- 3.7%
$ 2,500,000 AAA       Chicago, IL Lakefront Millennium Parking Facilities, MBIA-Insured, step bond to yield
                        5.750% due 1/1/29                                                                        $  1,887,500
  2,500,000 A-        Dekalb County, IN Redevelopment, (Mini-Mill Local Public Improvement Project), Series A,
                        6.500% due 1/15/14                                                                          2,681,250
  2,750,000 AAA       Harrisburg, PA Redevelopment Authority, FSA-Insured, zero coupon bond to yield
                        5.220% due 5/1/21                                                                             969,375
  3,685,000 AA        Indianapolis, IN Local Public Improvement Bond Bank, Series D, 6.750% due 2/1/14              4,343,694
  1,250,000 NR        Port Authority, NY & NJ Special Obligation Revenue, (5th Installment Special Project),
                        Series 4, 6.750% due 10/1/19 (c)                                                            1,300,000
  1,100,000 VMIG 1*   Sevier County, TN Public Building Authority, Local Government Public Improvement,
                        Series IV-A-2, FSA-Insured, 3.900% due 6/1/25 (f)                                           1,100,000
  3,960,000 A         Tulsa, OK Public Facilities Authority, Lease Payment Revenue Refunding, Assembly Center,
                        6.600% due 7/1/14                                                                           4,672,800
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   16,954,619
-----------------------------------------------------------------------------------------------------------------------------
Solid Waste -- 0.6%
  2,000,000 Baa1*     Courtland, AL Industrial Development Board, Solid Waste Disposal Revenue, Refunding,
                        (Champion International Corp. Project), 6.000% due 8/1/29 (c)                               1,950,000
  1,000,000 NR        Wasco County, OR Solid Waste Disposal Revenue, (Waste Connections Inc. Project),
                        7.250% due 3/1/21 (c)                                                                       1,005,000
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,955,000
-----------------------------------------------------------------------------------------------------------------------------
Tax Allocation -- 0.8%
  2,000,000 NR        Midlothian, TX Development Authority, Tax Increment Contract Revenue,
                        7.875% due 11/15/26                                                                         1,975,000
  1,000,000 BBB-      Providence, RI Special Obligation, Tax Increment, Series D, 6.650% due 6/1/16                 1,057,500
  2,650,000 AAA       San Francisco, CA Redevelopment Financing Authority, Tax Allocation, Capital
                        Appreciation, (City & County Redevelopment Project), Series D, MBIA-Insured,
                        zero coupon bond to yield 5.200% due 8/1/24                                                   778,437
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    3,810,937
-----------------------------------------------------------------------------------------------------------------------------
Transportation -- 11.7%
  3,000,000 Baa1*     Alliance Airport Authority Inc., Texas Special Facilities Revenue, (American Airlines Inc.
                        Project), 7.500% due 12/1/29 (c)                                                            3,068,430
  3,000,000 AAA       Chicago, IL Skyway Toll Bridge Revenue, AMBAC-Insured, 5.500% due 1/1/31                      3,067,500
  2,010,000 NR        Connecticut Development Authority, Airport Facilities Revenue, (Signature Flight Co.
                        Project), Series A, 6.625% due 12/1/14 (c)                                                  2,090,400
                      Connector 2000 Association Inc., Toll Road Revenue, Capital Appreciation, Series B,
                        Sr. Bond:
 20,000,000 BBB-         Zero coupon bond to yield 5.850% due 1/1/37                                                1,575,000
 19,000,000 BBB-         Zero coupon bond to yield 5.850% due 1/1/38                                                1,401,250
  3,500,000 Baa1*     Dallas-Fort Worth, TX International Airport Revenue, Facility Improvement Corp. Revenue,
                        American Airlines Inc., 6.375% due 5/1/35 (c)                                               3,486,875
  1,000,000 AAA       Delaware Valley, PA Regional Finance Authority, Local Government Revenue, Series A,
                        AMBAC-Insured, 5.500% due 8/1/28                                                            1,065,000
  3,130,000 A         Denver, CO City & County Airport Revenue, Series B, 7.250% due 11/15/07 (c)                   3,341,275
 18,200,000 AAA       E-470 Public Highway Authority Revenue Bonds, Capital Appreciation, Sr. Bonds,
                        Series B, MBIA-Insured, zero coupon bond to yield 5.520% due 9/1/25                         4,936,750
  2,000,000 NR        Kenton County, KY Airport Board, Special Facilities Revenue, (Mesaba Aviation Inc.
                        Project), Series A, 6.700% due 7/1/29 (c)                                                   1,995,000
  1,000,000 AAA       Massachusetts Bay Transportation Authority, General Transportation System, Series A,
                        MBIA-Insured, 4.500% due 3/1/26                                                               892,500

                      See Notes to Financial Statements.


        14 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                             March 31, 2001


   FACE
  AMOUNT    RATING(a)                                        SECURITY                                           VALUE
-------------------------------------------------------------------------------------------------------------------------
Transportation -- 11.7% (continued)
                      Massachusetts State Turnpike Authority, Highway System Revenue, Series A:
$ 5,000,000 AAA        AMBAC-Insured, 5.000% due 1/1/39                                                      $  4,718,750
                       Capital Appreciation, Sr. Bonds, MBIA-Insured:
  2,500,000 AAA          Zero coupon bond to yield 5.600% due 1/1/24                                              756,250
 10,500,000 AAA          Zero coupon bond to yield 5.650% due 1/1/28                                            2,559,375
                      New Hampshire State Turnpike Systems Revenue, Refunding, FGIC-Insured:
  2,500,000 AAA        Series A, 6.750% due 11/1/11                                                             2,862,500
  1,000,000 AAA        Series C, RIBS, 9.794% due 11/1/17 (b)                                                   1,248,750
                      Pocahontas Parkway Association, Virginia Toll Road Revenue, Capital Appreciation,
                        Series B, Sr. Bonds:
 25,000,000 BBB-         Zero coupon bond to yield 5.950% due 8/15/34                                           2,468,750
 35,000,000 BBB-         Zero coupon bond to yield 5.950% due 8/15/35                                           3,193,750
  1,045,000 AAA       Regional Transit Authority Illinois, Series C, FGIC-Insured, 7.750% due 6/1/20            1,350,663
  1,000,000 AAA       Route 3 North Transportation Improvement Association, Lease Revenue,
                        MBIA-Insured, 5.375% due 6/15/29                                                        1,016,250
                      San Joaquin Hills, CA Transportation Corridor Agency, Toll Road Revenue, Capital
                        Appreciation, Series A, MBIA-Insured:
  4,000,000 AAA          Zero coupon bond to yield 5.670% due 1/15/30                                             870,000
  5,500,000 AAA          Zero coupon bond to yield 5.670% due 1/15/32                                           1,072,500
  8,135,000 AAA          Zero coupon bond to yield 5.670% due 1/15/34                                           1,423,625
  5,000,000 AAA          Zero coupon bond to yield 5.670% due 1/15/36                                             775,000
  2,000,000 AA-       Triborough Bridge & Tunnel Authority Revenue, (Convention Center Project),
                        Series E, 7.250% due 1/1/10                                                             2,325,000
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               53,561,143
-------------------------------------------------------------------------------------------------------------------------
Utility -- 4.3%
  4,000,000 BBB-      Clarksville, TN Natural Gas Acquisition Corp., Series A, 7.500% due 11/1/04               4,120,120
  1,500,000 A         Georgia Municipal Electric Authority, Power Revenue, Series X, 6.500% due 1/1/12          1,743,750
  1,250,000 AAA       Hawaii State Department Budget & Finance, Hawaiian Electric Co., Inc., Series A,
                        MBIA-Insured, 5.650% due 10/1/27 (c)                                                    1,289,062
  2,000,000 AAA       Long Island Power Authority, Electric System Revenue, Series A, FSA-Insured,
                        5.000% due 9/1/27                                                                       1,945,000
  2,500,000 NR        Michigan State Strategic Fund, Resource Recovery, Limited Obligation Revenue, Central
                        Wayne Energy Recovery, Series A, 7.000% due 7/1/27 (c)                                  2,037,500
  1,000,000 A+        New York State Energy Research & Development, (Con Edison Project), Series A,
                        7.125% due 12/1/29 (c)                                                                  1,105,000
                      North Carolina Eastern Municipal Power Agency, Power System Revenue, Refunding:
                       Series B:
  1,775,000 BBB          6.000% due 1/1/22                                                                      1,799,406
  1,700,000 A            ACA-Insured, 5.750% due 1/1/24                                                         1,657,500
  2,500,000 BBB        Series D, 6.700% due 1/1/19                                                              2,662,500
  1,235,000 AAA       Piedmont, SC Municipal Power Agency, Electric Revenue, Refunding, FGIC-Insured,
                        6.750% due 1/1/20                                                                       1,498,981
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               19,858,819
-------------------------------------------------------------------------------------------------------------------------
Water and Sewer -- 6.0%
  4,000,000 AAA       Atlanta, GA Water & Waste Water Revenue, Series A, FGIC-Insured, 5.000% due 11/1/38       3,830,000
  2,400,000 A         Dauphin County, PA IDA, General Water Works Corp., 6.900% due 6/1/24 (c)                  2,862,000
                      Houston, TX Water & Sewer System Revenue, Capital Appreciation, Series A, FSA-Insured:
  2,000,000 AAA        Zero coupon bond to yield 5.490% due 12/1/22                                               625,000
 25,000,000 AAA        Zero coupon bond to yield 5.500% due 12/1/28                                             5,562,500

                      See Notes to Financial Statements.


        15 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Schedule of Investments (continued)                             March 31, 2001


   FACE
  AMOUNT    RATING(a)                                     SECURITY                                        VALUE
-------------------------------------------------------------------------------------------------------------------
Water and Sewer -- 6.0% (continued)
$ 2,000,000 A         Idaho State Water Resources Board, Water Revenue, Resource Development, (Boise
                        Water Corp. Project), 7.250% due 12/1/21 (c)                                   $  2,069,440
  2,000,000 AAA       Jefferson County, AL Sewer Revenue, Capital Improvement, Series A, FGIC-Insured,
                        5.000% due 2/1/41                                                                 1,877,500
  1,750,000 AA        Los Angeles, CA Department Water & Power, Water Works Revenue, Series A,
                        5.125% due 7/1/41                                                                 1,693,125
     25,000 A-        Ohio Water Development Authority, (Broken Hill Project), 6.450% due 9/1/20 (c)         25,906
  1,550,000 Aaa*      Paris, TX Water & Sewer Revenue, FGIC-Insured, 5.375% due 6/15/20                   1,588,750
  3,400,000 Aa2*      Port of Umatilla, OR Water Revenue, LOC ABN AMRO Bank, 6.650% due 8/1/22 (c)        3,565,750
  2,750,000 A         Trumbull County, OH Sewer Disposal Revenue, (General Motors Corp. Project),
                        6.750% due 7/1/14 (c)                                                             3,121,250
  1,000,000 AAA       Utah Water Finance Agency Revenue, Pooled Loan Financing Program, Series A,
                        AMBAC-Insured, 5.000% due 10/1/26                                                   963,750
-------------------------------------------------------------------------------------------------------------------
                                                                                                         27,784,971
-------------------------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $434,602,881**)                                                         $459,142,843
-------------------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc. and those identified by a double dagger (++), which are rated by Fitch IBCA, Duff & Phelps.
(b) Residual interest bond-coupon varies inversely with level of short-term tax-exempt interest rates.
(c) Income from this issue is considered a preference item for purpose of calculating the alternative minimum tax.
(d) Bonds escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(e) Bonds escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(f) Variable rate obligation payable at par on demand at anytime on no more than sevens days notice.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 17 and 18 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.


        16 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Bond Ratings (unaudited)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB and B-- Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa     -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      -- Bonds rated "Aa" are judged to be of high quality by all standards.
           Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A       -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa     -- Bonds rated "Baa" are considered to be medium grade obligations,
           i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba      -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



        17 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

Fitch IBCA, Duff & Phelps ("Fitch") -- Rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major ratings categories.

A       -- Bonds rated "A" are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BBB     -- Bonds rated "BBB" currently have a low expectation of credit risk.
           The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

NR      -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

 Short-Term Ratings (unaudited)

SP-1    -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1     -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1  -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 Security Descriptions (unaudited)

ABAG   --  Association of Bay Area Governors
ACA    --  American Capital Assurance
AIG    --  American International Guaranty
AMBAC  --  American Municipal Bond Assurance
           Corporation
BAN    --  Bond Anticipation Notes
BIG    --  Bond Investors Guaranty
CGIC   --  Capital Guaranty Insurance Company
CHFCLI --  California Health Facility Construction
           Loan Insurance
CONNIE --  College Construction Loan Association
  LEE
COP    --  Certificate of Participation
EDA    --  Economic Development Authority
EDR    --  Economic Development Revenue
ETM    --  Escrowed To Maturity
FGIC   --  Financial Guaranty Insurance Company
FHA    --  Federal Housing Administration
FHLMC  --  Federal Home Loan Mortgage Corporation
FLAIRS --  Floating Adjustable Interest Rate Securities
FNMA   --  Federal National Mortgage Association
FRTC   --  Floating Rate Trust Certificates
FSA    --  Financial Security Assurance
GIC    --  Guaranteed Investment Contract
GNMA   --  Government National Mortgage Association
HDC    --  Housing Development Corporation
HFA    --  Housing Finance Authority
IDA    --  Industrial Development Authority
IDB    --  Industrial Development Board
IDR    --  Industrial Development Revenue
INFLOS --  Inverse Floaters
ISD    --  Independent School District
LEVRRS --  Leveraged Reverse Rate Securities
LOC    --  Letter of Credit
MBIA   --  Municipal Bond Investors Assurance
           Corporation
MVRICS --  Municipal Variable Rate Inverse Coupon
           Security
PCR    --  Pollution Control Revenue
PSFG   --  Permanent School Fund Guaranty
RAN    --  Revenue Anticipation Notes
RIBS   --  Residual Interest Bonds
RITES  --  Residual Interest Tax-Exempt Securities
SYCC   --  Structured Yield Curve Certificate
TAN    --  Tax Anticipation Notes
TECP   --  Tax Exempt Commercial Paper
TOB    --  Tender Option Bonds
TRAN   --  Tax and Revenue Anticipation Notes
VA     --  Veterans Administration
VRDD   --  Variable Rate Daily Demand



        18 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Statement of Assets and Liabilities                             March 31, 2001


ASSETS:
   Investments, at value (Cost -- $434,602,881)                       $459,142,843
   Cash                                                                     82,905
   Interest receivable                                                   6,291,209
   Receivable for securities sold                                        1,370,923
   Receivable for Fund shares sold                                         827,007
   Other assets                                                              1,388
-----------------------------------------------------------------------------------
    Total Assets                                                       467,716,275
-----------------------------------------------------------------------------------

LIABILITIES:
   Payable for securities purchased                                      7,520,762
   Dividends payable                                                     1,038,146
   Management fee payable                                                  178,410
   Payable for Fund shares purchased                                       166,824
   Distribution fee payable                                                 38,015
   Accrued expenses                                                        108,419
-----------------------------------------------------------------------------------
   Total Liabilities                                                     9,050,576
-----------------------------------------------------------------------------------
Total Net Assets                                                      $458,665,699
-----------------------------------------------------------------------------------

NET ASSETS:
   Par value of shares of beneficial interest                         $     33,785
   Capital paid in excess of par value                                 441,872,190
   Undistributed net investment income                                     289,785
   Accumulated net realized loss from security transactions             (8,070,023)
   Net unrealized appreciation of investments                           24,539,962
-----------------------------------------------------------------------------------
Total Net Assets                                                      $458,665,699
-----------------------------------------------------------------------------------
Shares Outstanding:
    Class A                                                             28,641,896
    -------------------------------------------------------------------------------
    Class B                                                              3,429,935
    -------------------------------------------------------------------------------
    Class L                                                              1,713,571
    -------------------------------------------------------------------------------
Net Asset Value:
    Class A (and redemption price)                                          $13.58
    -------------------------------------------------------------------------------
    Class B *                                                               $13.57
    -------------------------------------------------------------------------------
    Class L **                                                              $13.59
    -------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
    Class A (net asset value plus 4.17% of net asset value per share)       $14.14
    -------------------------------------------------------------------------------
    Class L (net asset value plus 1.01% of net asset value per share)       $13.73
-----------------------------------------------------------------------------------

 * Redemption price is NAV of Class B reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 3).
** Redemption price is NAV of Class L reduced by a 1.00% CDSC if shares are redeemed within one year from purchase.

                      See Notes to Financial Statements.


        19 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Statement of Operations                      For the Year Ended March 31, 2001


INVESTMENT INCOME:
   Interest                                           $ 28,069,688
------------------------------------------------------------------

EXPENSES:
   Management fee (Note 3)                               1,957,558
   Distribution fee (Note 3)                               978,912
   Shareholder and system servicing fees                   111,566
   Shareholder communications                               57,034
   Registration fees                                        47,094
   Pricing service fees                                     42,119
   Custody                                                  40,917
   Audit and legal                                          39,095
   Trustees' fees                                            2,217
   Other                                                    32,065
------------------------------------------------------------------
   Total Expenses                                        3,308,577
------------------------------------------------------------------
Net Investment Income                                   24,761,111
------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                               225,777,685
     Cost of securities sold                           224,358,027
------------------------------------------------------------------
   Net Realized Gain                                     1,419,658
------------------------------------------------------------------
   Increase in Net Unrealized Appreciation (Note 8)     19,682,821
------------------------------------------------------------------
Net Gain on Investments                                 21,102,479
------------------------------------------------------------------
Increase in Net Assets From Operations                $ 45,863,590
------------------------------------------------------------------

                      See Notes to Financial Statements.


        20 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Statements of Changes in Net Assets              For the Years Ended March 31,


                                                                         2001           2000
-------------------------------------------------------------------------------------------------

OPERATIONS:
   Net investment income                                             $ 24,761,111  $  24,340,711
   Net realized gain (loss)                                             1,419,658     (9,278,871)
   Increase (decrease) in net unrealized appreciation                  19,682,821    (25,555,727)
-------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations                   45,863,590    (10,493,887)
-------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
   Net investment income                                              (24,761,325)   (24,043,941)
   Net realized gains                                                          --       (242,860)
-------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders          (24,761,325)   (24,286,801)
-------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                                    63,198,199    137,891,715
   Net asset value of shares issued in connection with the transfer
     of the Shepmeyer Investment Fund's net assets (Note 8)            14,574,435             --
   Net asset value of shares issued for reinvestment of dividends      12,606,352     12,615,893
   Cost of shares reacquired                                          (78,933,294)  (149,086,200)
-------------------------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions                 11,445,692      1,421,408
-------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                      32,547,957    (33,359,280)

NET ASSETS:
   Beginning of year                                                  426,117,742    459,477,022
-------------------------------------------------------------------------------------------------
   End of year*                                                      $458,665,699  $ 426,117,742
-------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                       $289,785       $289,999
-------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


        21 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Notes to Financial Statements


1. Significant Accounting Policies

The National Portfolio ("Portfolio") is a separate diversified investment portfolio of the Smith Barney Muni Funds ("Fund").The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, Limited Term, New York, Pennsylvania, California Money Market, Massachusetts Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, if any, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Portfolio currently does not accrete market discount. Upon adoption, the Portfolio will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of the Portfolio. At this time, the Portfolio has not completed its analysis of the impact of this accounting change.

2. Exempt-Interest Dividends and Other Distributions

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as


        22 Smith Barney Muni Funds | 2001 Annual Report to Shareholders investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at the annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended March 31, 2001, the Portfolio paid transfer agent fees of $90,507 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively.There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase.This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate.These purchases do not incur an initial sales charge.

For the year ended March 31, 2001, SSB and CFBDS received sales charges of approximately $419,000 and $37,000 on sales of the Portfolio's Class A and L shares, respectively.

In addition, CDSCs paid to SSB were approximately:

                                    Class A Class B
----------------------------------------------------
CDSCs                                $2,000 $110,000
----------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year ended March 31, 2001, total Distribution Plan fees incurred were:

                            Class A  Class B  Class L
------------------------------------------------------
Distribution Plan Fees      $557,626 $280,128 $141,158
------------------------------------------------------

All officers and one Trustee of the Fund are employees of SSB.

4. Investments

During the year ended March 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases                     $233,654,026
------------------------------------------
Sales                          225,777,685
------------------------------------------

At March 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation           $28,706,013
Gross unrealized depreciation            (4,166,051)
----------------------------------------------------
Net unrealized appreciation             $24,539,962
----------------------------------------------------

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unre-


        23 Smith Barney Muni Funds | 2001 Annual Report to Shareholders alized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At March 31, 2001, the Portfolio did not hold any futures contracts.

6. Capital Loss Carryforward

At March 31, 2001, the Portfolio had, for Federal income tax purposes, approximately $7,921,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                                            2008       2009
--------------------------------------------------------------
Carryforward amounts                     $4,244,000 $3,677,000
--------------------------------------------------------------

7. Shares of Beneficial Interest

At March 31, 2001, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At March 31, 2001, total paid-in capital amounted to the following for each class:

                                  Class A      Class B     Class L
--------------------------------------------------------------------
Total Paid-in Capital           $371,163,399 $46,771,750 $23,970,826
--------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                                               Year Ended
                                                                             March 31, 2001
                                                                        ------------------------- -----------
                                                                          Shares       Amount       Shares
-------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                                              3,424,501  $ 45,430,391   7,907,403
Net asset value of shares issued in connection with the transfer of the
 Shepmeyer Investment Fund's net assets (Note 8)                         1,128,052    14,574,435          --
Shares issued on reinvestment                                              817,028    10,730,156     833,099
Shares reacquired                                                       (4,850,974)  (63,743,679) (9,573,264)
-------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                                    518,607  $  6,991,303    (832,762)
-------------------------------------------------------------------------------------------------------------
Class B
Shares sold                                                                901,233  $ 11,909,562   1,886,113
Shares issued on reinvestment                                               89,887     1,180,221      82,080
Shares reacquired                                                         (876,457)  (11,490,773) (1,264,157)
-------------------------------------------------------------------------------------------------------------
Net Increase                                                               114,663  $  1,599,010     704,036
-------------------------------------------------------------------------------------------------------------
Class L
Shares sold                                                                440,972  $  5,858,246     758,614
Shares issued on reinvestment                                               52,885       695,975      48,787
Shares reacquired                                                         (281,242)   (3,698,842)   (632,320)
-------------------------------------------------------------------------------------------------------------
Net Increase                                                               212,615  $  2,855,379     175,081
-------------------------------------------------------------------------------------------------------------



                                                                                 Amount
-------------------------------------------------------------------------------------------------
Class A
Shares sold                                                                        $ 103,472,952
Net asset value of shares issued in connection with the transfer of the
 Shepmeyer Investment Fund's net assets (Note 8)                                              --
Shares issued on reinvestment                                                         10,908,420
Shares reacquired                                                                   (124,636,681)
-------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                                 $            (10,255,309)
-------------------------------------------------------------------------------------------------
Class B
Shares sold                                                                        $  24,554,298
Shares issued on reinvestment                                                          1,069,880
Shares reacquired                                                                    (16,286,306)
-------------------------------------------------------------------------------------------------
Net Increase                                                                       $   9,337,872
-------------------------------------------------------------------------------------------------
Class L
Shares sold                                                                        $   9,864,465
Shares issued on reinvestment                                                            637,593
Shares reacquired                                                                     (8,163,213)
-------------------------------------------------------------------------------------------------
Net Increase                                                                       $   2,338,845
-------------------------------------------------------------------------------------------------


        24 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

8. Transfers of Net Assets

On April 19, 2000, the Portfolio acquired the assets and certain liabilities of the Shepmeyer Investment Fund ("Shepmeyer Fund"), pursuant to a plan of reorganization approved by Shepmeyer Fund shareholders on April 12, 2000. Total shares issued by the Portfolio and the total net assets of the Shepmeyer Fund and the Portfolio on the date of transfer were as follows:

                       Shares Issued   Total Net Assets of the Total Net Assets
Acquired Fund         by the Portfolio     Shepmeyer Fund      of the Portfolio
-------------------------------------------------------------------------------
Shepmeyer Fund               1,128,052             $14,574,435     $419,087,388
-------------------------------------------------------------------------------

The total net assets of the Shepmeyer Fund before acquisition included unrealized depreciation of $79,718 and accumulated net realized loss of $68,440. Total net assets of the Portfolio immediately after the transfer were $433,661,823. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.


        25 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Financial Highlights



For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class A Shares                           2001/(1)/ 2000/(1)/  1999/(1)/   1998      1997

-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $12.94    $13.97     $14.16    $13.60    $13.67

-------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.76      0.74       0.74      0.79      0.81
 Net realized and unrealized gain (loss)     0.64     (1.03)      0.03      0.73     (0.09)

-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          1.40     (0.29)      0.77      1.52      0.72

-------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.76)    (0.73)     (0.75)    (0.80)    (0.79)
 Net realized gains                            --     (0.01)     (0.21)    (0.16)       --

-------------------------------------------------------------------------------------------
Total Distributions                         (0.76)    (0.74)     (0.96)    (0.96)    (0.79)

-------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $13.58    $12.94     $13.97    $14.16    $13.60

-------------------------------------------------------------------------------------------
Total Return                                11.16%    (2.03)%     5.50%    11.47%     5.41%

-------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $388,838  $363,812   $404,498  $370,891  $351,395

-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    0.68%     0.68%      0.66%     0.66%     0.70%
 Net investment income                       5.75      5.59       5.21      5.61      5.92

-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        52%       68%        61%       87%       31%

-------------------------------------------------------------------------------------------

Class B Shares                           2001/(1)/ 2000/(1)/  1999/(1)/   1998     1997

-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $12.93    $13.96     $14.16   $13.61   $13.67

-----------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.69      0.67       0.67     0.70     0.74
 Net realized and unrealized gain (loss)     0.64     (1.03)      0.02     0.74    (0.08)

-----------------------------------------------------------------------------------------
Total Income (Loss) From Operations          1.33     (0.36)      0.69     1.44     0.66

-----------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.69)    (0.66)     (0.68)   (0.73)   (0.72)
 Net realized gains                            --     (0.01)     (0.21)   (0.16)      --

-----------------------------------------------------------------------------------------
Total Distributions                         (0.69)    (0.67)     (0.89)   (0.89)   (0.72)

-----------------------------------------------------------------------------------------
Net Asset Value, End of Year               $13.57    $12.93     $13.96   $14.16   $13.61

-----------------------------------------------------------------------------------------
Total Return                                10.64%    (2.56)%     4.92%   10.80%    4.95%

-----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $46,534   $42,872    $36,451  $20,313  $12,691

-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    1.18%     1.18%      1.16%    1.29%    1.20%
 Net investment income                       5.26      5.11       4.71     4.95     5.42

-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                        52%       68%        61%      87%      31%

-----------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.


        26 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class L Shares                              2001/(1)/    2000/(1)/ 1999/(1)(2)/   1998     1997

--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $12.95       $13.97        $14.16      $13.59   $13.65

--------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.68         0.66          0.65        0.69     0.73
 Net realized and unrealized gain (loss)    0.64        (1.02)         0.02        0.74    (0.08)

--------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         1.32        (0.36)         0.67        1.43     0.65

--------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.68)       (0.65)        (0.65)      (0.70)   (0.71)
 Net realized gains                           --        (0.01)        (0.21)      (0.16)      --

--------------------------------------------------------------------------------------------------
Total Distributions                        (0.68)       (0.66)        (0.86)      (0.86)   (0.71)

--------------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $13.59       $12.95        $13.97      $14.16   $13.59

--------------------------------------------------------------------------------------------------
Total Return                               10.46%       (2.57)%        4.79%      10.71%    4.90%

--------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $23,294      $19,434       $18,528     $15,926  $14,901

--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   1.25%        1.26%         1.24%       1.35%    1.27%
 Net investment income                      5.19         5.03          4.63        4.91     5.35

--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       52%          68%           61%         87%      31%

--------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.



 Tax Information (unaudited)

    For Federal tax purposes the Portfolio hereby designates for the fiscal year ended March 31, 2001:

      . 99.97% of the dividends paid by the Portfolio from net investment income as tax exempt for regular Federal income tax purposes.

        27 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

 Independent Auditors' Report



To the Shareholders and Board of Trustees of Smith Barney Muni Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the National Portfolio ("Portfolio") of Smith Barney Muni Funds ("Fund") as of March 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio of the Fund as of March 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP
New York, New York
May 8, 2001


        28 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

                                 SMITH BARNEY
                                  MUNI FUNDS



            TRUSTEES                    INVESTMENT ADVISOR
            Lee Abraham
            Allan J. Bloostein          Smith Barney Fund
            Jane F. Dasher              Management LLC
            Donald R. Foley
            Richard E. Hanson, Jr.      DISTRIBUTOR
            Paul Hardin                 Salomon Smith Barney Inc.
            Heath B. McLendon, Chairman
            Roderick C. Rasmussen       CUSTODIAN
            John P. Toolan              PFPC Trust Company
            Joseph H. Fleiss, Emeritus
                                        TRANSFER AGENT
            OFFICERS                    Citi Fiduciary Trust Company
            Heath B. McLendon           125 Broad Street, 11th Floor
            President and               New York, New York 10004
            Chief Executive Officer
                                        SUB-TRANSFER AGENT
            Lewis E. Daidone            PFPC Global Fund Services
            Senior Vice President       P.O. Box 9699
            and Treasurer               Providence, Rhode Island
                                        02940-9699
            Peter M. Coffey
            Vice President

            Anthony Pace
            Controller

            Christina T. Sydor
            Secretary

   Smith Barney Muni Funds




 This report is submitted for the general information of the shareholders of Smith Barney Muni Funds --National Portfolio, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after June 30, 2001, this report must be accompanied by perfor-mance information for the most recently completed calendar quarter.

 SMITH BARNEY MUNI FUNDS
 Smith Barney Mutual Funds
 7 World Trade Center
 New York, NY 10048

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds



                                   SalomonSmithBarney
                          ---------------------------
                          A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of

 Salomon Smith Barney Inc.

 FD2304 5/01

                                  SMITH BARNEY
                                   MUNI FUNDS
                                GEORGIA PORTFOLIO
                             PENNSYLVANIA PORTFOLIO

                 CLASSIC SERIES | ANNUAL REPORT | MARCH 31, 2001

                        [LOGO] Smith Barney Mutual Funds
                Your Serious Money. Professionally Managed. (SM)

             NOT FDIC INSURED O NOT BANK GUARANTEED O MAY LOSE VALUE

                           A MESSAGE FROM THE CHAIRMAN

The year 2001 has begun as a period of transition and consolidation for U.S. securities markets. The bond markets in particular have witnessed a dramatic change over the past year, reflecting a shift in Federal Reserve Board ("Fed") policy from monetary tightening to easing of interest rates. The stock market's volatility continues to make headlines, and we have seen investors move more of their assets into bonds--attracted by the steady stream of interest income.

As you may know, state-specific municipal bond funds seek to provide current income free of federal and in some cases, state and local taxes. The Smith Barney Muni Funds - Georgia Portfolio and Pennsylvania Portfolio ("Portfolio(s)") objectives are to seek as high a level of income exempt from federal income taxes(1) and state personal income taxes as is consistent with prudent investment management. We encourage you to participate in the dividend reinvestment program, a convenient, simple and efficient way to reinvest your dividends and capital gains if any in additional shares of the Portfolio(s).

Experienced manager Peter Coffey and his team seek to create a built-in income stream for the long-term. Coffey and his investment team primarily focus on intermediate-term and long-term municipal bonds that have remaining maturities, at the time of purchase, of from three to more than thirty years.

As the global economy becomes more balanced and the U.S. is plagued by market instability, it has become more important than ever to choose an investment manager you trust. When you invest in a fund that is managed by a Citigroup Asset Management adviser, you gain access to the experience and resources of one of the world's largest and most well respected financial institutions.

Thank you for your continued confidence in our investment management.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
April 13, 2001

-------------------------------------------------------------------------------
1 Please note a portion of the Fund's income may be subject to the federal
  ALTERNATIVE MINIMUM TAX ("AMT").

PHOTO: HEATH B. MCLENDON
CHAIRMAN

         1 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

PHOTO: PETER M. COFFEY

Vice President

DEAR SHAREHOLDER,

We are pleased to provide the annual report for the Smith Barney Muni Funds - Georgia and Pennsylvania Portfolios ("Portfolio(s)") for the year ended March 31, 2001. In this report we have summarized what we believe to be the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Please note, the information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio(s), or that the percentage of the Portfolio(s) assets held in various sectors will remain the same. Please refer to pages 14 through 23 for a list and percentage breakdown of the Portfolio(s) holdings. Also, please note any discussion of the Portfolio(s) holdings is as of March 31, 2001 and is subject to change.

MARKET AND ECONOMIC OVERVIEW
During the period, activity in the municipal bond market continued to be quite vigorous, both in terms of new issue supply and purchases by individual investors. In our opinion, municipal bonds are now "inexpensive," relative to high-grade taxable bonds than they have been in quite a while.

In our view, the municipal bond market has responded well to heavy new issue supply. We think issuance appears to be up sharply from year-earlier levels for a number of reasons. First, volume slowed sharply during the lengthy post-election period, as the nation's lawmakers focused on the ongoing Presidential battle. Second, there is often a temporary hiatus in issuance after the presidential election as a large number of new state and local leaders take office.

We believe these trends have created pent-up demand for capital as existing leaders refocused and new leaders begin to better identify their ongoing funding needs. Third, the decline in overall interest rates - including municipal bond rates - has led to a moderate increase in the level of refundings. Fourth, the continuous need to expand or improve governmental facilities remains high in a large variety of sectors such as education, transportation and municipal utilities.

         2 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

Recent surveys suggest that the magnitude of pent-up demand for infrastructure and related facilities continues to expand. Lastly, and perhaps somewhat ironically, the slowdown in the U.S. economy appears to be leading to additional financings. Some state and local governments that had adopted a "pay as you go" strategy in past years, utilizing budget surpluses to pay for ongoing capital projects, now have discovered the need to resume borrowing for projects with potential long-term benefits.

Based upon financings already scheduled and preliminary activities by potential issuers, it seems likely to us that new issue supply will continue to be robust. The good news for investors is that we think municipal yields should stay high relative to taxable yields, and relative to the underlying inflation rate.

In general, we expect the impact of the recent economic slowdown for municipal credit quality is likely to be extremely modest. The rising tide of nine plus years of unabated economic growth strengthened the financial position of a great number of issuers. In municipal bonds, upgrades have exceeded downgrades in past years. In our opinion, this relative strength in the municipal bond market seems unlikely to slow down based on current market conditions. We also anticipate that the current economic slowdown will be short-lived. Why? With underlying inflation still moderate, the Federal Reserve Board ("Fed") has considerable room to reduce short-term interest rates in order to restart economic growth. And while no guarantees can be made, we believe that the benefits of such moves by the Fed may enable U.S. economic growth to resume by some time in the second half of the year. In our opinion, such a trend might further reduce the risk of credit erosion with respect to municipal bonds.

While a long way from achieving a consensus, potential changes in tax rates could also impact municipal bond markets. Much has been written about President George W. Bush's proposed cut in income tax rates. If enacted, we believe this proposal could place modest upward pressure on municipal yields, relative to taxable yields.

In our view, the U.S. economy should begin to perform better later in 2001, partly as a result of Fed action. Also, we think the balance between supply and demand in the municipal bond market should remain relatively stable. In addition, we think that long-term municipal bond yields should remain in a relatively narrow "trading range" over the near term.

         3 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

GEORGIA PORTFOLIO'S PERFORMANCE AND INVESTMENT STRATEGY
The Georgia Portfolio seeks as high a level of current income exempt from federal income taxes and Georgia personal income taxes as is consistent with prudent investing.(1)

For the year ended March 31, 2001, the Portfolio's Class A shares, without and with sales charges, returned 11.02% and 6.55%, respectively. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")(2) returned 10.92% for the same period. During the period, the Portfolio distributed income dividends totaling $0.65 per class A share. Past performance is not indicative of future results.

As of March 31, 2001, 89.80% of the Portfolio was invested in investment-grade securities and 51.60% invested in triple-A rated securities.

GEORGIA ECONOMIC HIGHLIGHTS(3)
In our view, Georgia is the foundation of the dynamic, rapidly growing Southeastern region due in large part to its growing leadership in technology, communications and commerce. Georgia's economy continues to be one of the nation's most prosperous, which we believe can be attributable to the state's conservative financial operations and superior debt management.

In recent years, the Peachtree State's economy has grown considerably and has made significant economic progress, including improving the state's industry diversification and higher income levels - all factors that have contributed to Georgia's excellent credit standing, rated AAA by both Moody's Investors Service, Inc. and Standard and Poor's Ratings Service. In our opinion, Georgia's economic outlook remains favorable with its well-diversified and stable economy.

PENNSYLVANIA PORTFOLIO'S PERFORMANCE AND INVESTMENT STRATEGY The Pennsylvania Portfolio seeks as high a level of income exempt from federal income taxes and Pennsylvania personal income taxes as is consistent with prudent investing.(4)

--------------------------------------------------------------------------------

1 Please note a portion of the income from the Portfolio may be subject to the federal ALTERNATIVE MINIMUM TAX ("AMT").
2 The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.
3 Source: Fitch IBCA, Duff & Phelps.
4 Please note a portion of the income from the Portfolio may be subject to the federal AMT.

         4 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

For the year ended March 31, 2001, the Portfolio's Class A shares, without and with sales charges, returned 11.84% and 7.35%, respectively. In comparison, the Lehman Index returned 10.92% for the same period. During the period, the Portfolio distributed income dividends totaling $0.69 per class A share. Past performance is not indicative of future results.

As of March 31, 2001, 80.60% of the Portfolio was invested in investment-grade securities and 49.70% invested in triple-A rated securities.

PENNSYLVANIA ECONOMIC HIGHLIGHTS(5)
Pennsylvania's economy continues to demonstrate steady growth and broader industry diversification. Pennsylvania produces about 15% of the country's steel and primary metals and is also a leader in manufacturing, followed by processed foods, fabricated metal products and non-electrical machinery. In addition, the state has extensive farmlands producing dairy items, cattle, corn, hay, eggs, mushrooms and apples. Pennsylvania has also long been one of the country's leading coal producers, and is an important source of cement and lime. Another positive has been Pennsylvania's service industry expansion, which has acted to help minimize the risk of any national economic slowdown.

Our long-term economic outlook for Pennsylvania remains favorable because of its conservative budgeting practices and effective debt management policies. During the period, Pennsylvania has continued to move in the right direction in maintaining a healthy economy and stable employment.

In closing, thank you for investing in the Smith Barney Muni Funds - Georgia and Pennsylvania Portfolios.

Sincerely,

/s/ Peter M. Coffey

Peter M. Coffey
Vice President

April 13, 2001


--------------------------------------------------------------------------------
5 Source: Fitch IBCA, Duff & Phelps.


         5 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

                                GEORGIA PORTFOLIO
HISTORICAL PERFORMANCE -- CLASS A SHARES

                        NET ASSET VALUE
                    ---------------------
                     BEGINNING    END OF    INCOME   CAPITAL GAIN     TOTAL
YEAR ENDED            OF YEAR      YEAR    DIVIDENDS DISTRIBUTIONS  RETURNS(1)
--------------------------------------------------------------------------------
3/31/01               $12.40      $13.08     $0.65       $0.00        11.02%
3/31/00                13.43       12.40      0.62        0.00        (2.97)
3/31/99                13.43       13.43      0.65        0.09         5.61
3/31/98                12.48       13.43      0.67        0.08        13.85
3/31/97                12.50       12.48      0.67        0.08         5.95
3/31/96                12.10       12.50      0.70        0.05         9.67
Inception* - 3/31/95   12.00       12.10      0.62        0.00         6.29+
--------------------------------------------------------------------------------
Total                                        $4.58       $0.30
--------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES
                        NET ASSET VALUE
                    ----------------------
                     BEGINNING    END OF    INCOME   CAPITAL GAIN     TOTAL
YEAR ENDED            OF YEAR      YEAR    DIVIDENDS DISTRIBUTIONS  RETURNS(1)
--------------------------------------------------------------------------------
3/31/01               $12.40      $13.07     $0.59       $0.00        10.39%
3/31/00                13.42       12.40      0.55        0.00        (3.45)
3/31/99                13.43       13.42      0.58        0.09         4.99
3/31/98                12.47       13.43      0.60        0.08        13.39
3/31/97                12.50       12.47      0.61        0.08         5.33
3/31/96                12.11       12.50      0.65        0.05         9.08
Inception* - 3/31/95   12.27       12.11      0.49        0.00         2.88+
--------------------------------------------------------------------------------
Total                                        $4.07       $0.30
--------------------------------------------------------------------------------

          6 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

                                GEORGIA PORTFOLIO
HISTORICAL PERFORMANCE -- CLASS L SHARES

                        NET ASSET VALUE
                    ----------------------
                     BEGINNING    END OF    INCOME   CAPITAL GAIN     TOTAL
YEAR ENDED            OF YEAR      YEAR    DIVIDENDS DISTRIBUTIONS  RETURNS(1)
--------------------------------------------------------------------------------
3/31/01               $12.39      $13.05     $0.58       $0.00        10.26%
3/31/00                13.41       12.39      0.54        0.00        (3.51)
3/31/99                13.41       13.41      0.58        0.09         5.01
3/31/98                12.46       13.41      0.59        0.08        13.23
3/31/97                12.49       12.46      0.60        0.08         5.28
3/31/96                12.09       12.49      0.64        0.05         9.12
Inception* - 3/31/95   12.06       12.09      0.56        0.00         5.11+
--------------------------------------------------------------------------------
Total                                        $4.09       $0.30
--------------------------------------------------------------------------------

IT IS THE PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

 AVERAGE ANNUAL TOTAL RETURNS
                                                  WITHOUT SALES CHARGES(1)
--------------------------------------------------------------------------------
                                                CLASS A     CLASS B     CLASS L
--------------------------------------------------------------------------------
Year Ended 3/31/01                                11.02%     10.39%      10.26%
Five Years Ended 3/31/01                           6.54       5.97        5.92
Inception* through 3/31/01                         6.95       6.15        6.27
--------------------------------------------------------------------------------

                                                    WITH SALES CHARGES(2)
--------------------------------------------------------------------------------
                                                CLASS A     CLASS B     CLASS L
--------------------------------------------------------------------------------
Year Ended 3/31/01                                 6.55%      5.89%       8.13%
Five Years Ended 3/31/01                           5.67       5.81        5.70
Inception* through 3/31/01                         6.33       6.15        6.12
--------------------------------------------------------------------------------

         7 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

                                GEORGIA PORTFOLIO
CUMULATIVE TOTAL RETURNS

                                                       WITHOUT SALES CHARGES(1)
--------------------------------------------------------------------------------
Class A (Inception* through 3/31/01)                             59.98%
Class B (Inception* through 3/31/01)                             49.98
Class L (Inception* through 3/31/01)                             52.75
--------------------------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception dates for Class A, B and L shares are April 4, 1994, June 15, 1994 and April 14, 1994, respectively.
 + Total return is not annualized, as it may not be representative of the total return for the year.

         8 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

HISTORICAL PERFORMANCE (UNAUDITED)

               GROWTH OF $10,000 INVESTED IN CLASS A SHARES OF THE
         GEORGIA PORTFOLIO VS. LEHMAN BROTHERS MUNICIPAL BOND INDEX AND
                 LEHMAN BROTHERS GEORGIA MUNICIPAL BOND INDEX+

-------------------------------------------------------------------------------
                            April 1994 -- March 2001

                   Lehman Brothers  Lehman Brothers
                  Georgia Municipal    Municipal      Georgia
                     Bond Index       Bond Index     Portfolio

4/4/94                  10000           10000          9600

3/95                    10795           10744         10204

3/96                    11675           11645         11191

3/97                    12289           12278         11857

3/98                    13573           13594         13500

3/99                    14362           14437         14257

3/00                    14365           14424         13835

3/31/01                 15965           16000         15358



+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 4, 1994, assuming a deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2001. The Lehman Brothers Georgia Municipal Bond Index (consisting of Georgia municipal bonds) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. Each index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

         9 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

                             PENNSYLVANIA PORTFOLIO
HISTORICAL PERFORMANCE -- CLASS A SHARES

                        NET ASSET VALUE
                    ----------------------
                     BEGINNING    END OF     INCOME    CAPITAL GAIN     TOTAL
YEAR ENDED            OF YEAR      YEAR     DIVIDENDS  DISTRIBUTIONS  RETURNS(1)
--------------------------------------------------------------------------------
3/31/01               $12.18      $12.89      $0.69       $0.00        11.84%
3/31/00                13.44       12.18       0.66        0.02        (4.31)
3/31/99                13.54       13.44       0.69        0.15         5.61
3/31/98                12.66       13.54       0.69        0.11        13.52
3/31/97                12.62       12.66       0.71        0.00         6.11
3/31/96                12.40       12.62       0.72        0.05         8.08
Inception* - 3/31/95   12.00       12.40       0.62        0.00         8.82+
--------------------------------------------------------------------------------
Total                                         $4.78       $0.33
--------------------------------------------------------------------------------
 HISTORICAL PERFORMANCE -- CLASS B SHARES

                        NET ASSET VALUE
                    ----------------------
                     BEGINNING    END OF     INCOME    CAPITAL GAIN     TOTAL
YEAR ENDED            OF YEAR      YEAR     DIVIDENDS  DISTRIBUTIONS  RETURNS(1)
--------------------------------------------------------------------------------
3/31/01               $12.17      $12.86      $0.63       $0.00        11.15%
3/31/00                13.42       12.17       0.59        0.02        (4.78)
3/31/99                13.52       13.42       0.62        0.15         5.07
3/31/98                12.64       13.52       0.62        0.11        12.97
3/31/97                12.61       12.64       0.65        0.00         5.56
3/31/96                12.39       12.61       0.66        0.05         7.61
Inception* - 3/31/95   12.35       12.39       0.48        0.00         4.48+
--------------------------------------------------------------------------------
Total                                         $4.25       $0.33
--------------------------------------------------------------------------------


         10 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

                             PENNSYLVANIA PORTFOLIO
HISTORICAL PERFORMANCE -- CLASS L SHARES

                        NET ASSET VALUE
                    ----------------------
                     BEGINNING    END OF     INCOME    CAPITAL GAIN     TOTAL
YEAR ENDED            OF YEAR      YEAR     DIVIDENDS  DISTRIBUTIONS  RETURNS(1)
--------------------------------------------------------------------------------
3/31/01               $12.16      $12.85      $0.62       $0.00        11.08%
3/31/00                13.41       12.16       0.58        0.02        (4.83)
3/31/99                13.51       13.41       0.61        0.15         5.02
3/31/98                12.64       13.51       0.62        0.11        12.84
3/31/97                12.61       12.64       0.65        0.00         5.51
3/31/96                12.39       12.61       0.66        0.05         7.56
Inception* - 3/31/95   12.00       12.39       0.56        0.00         8.14+
--------------------------------------------------------------------------------
Total                                         $4.30       $0.33
--------------------------------------------------------------------------------

IT IS THE PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

 AVERAGE ANNUAL TOTAL RETURNS
                                                  WITHOUT SALES CHARGES(1)
                                             -----------------------------------
                                                CLASS A     CLASS B     CLASS L
--------------------------------------------------------------------------------
Year Ended 3/31/01                                11.84%     11.15%      11.08%
--------------------------------------------------------------------------------
Five Years Ended 3/31/01                           6.37       5.80        5.74
--------------------------------------------------------------------------------
Inception* through 3/31/01                         6.97       6.07        6.35
--------------------------------------------------------------------------------

                                                    WITH SALES CHARGES(2)
                                             -----------------------------------
                                                CLASS A     CLASS B     CLASS L
--------------------------------------------------------------------------------
Year Ended 3/31/01                                 7.35%      6.65%       9.01%
--------------------------------------------------------------------------------
Five Years Ended 3/31/01                           5.50       5.64        5.52
--------------------------------------------------------------------------------
Inception* through 3/31/01                         6.35       6.07        6.20
--------------------------------------------------------------------------------


         11 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

                             PENNSYLVANIA PORTFOLIO
CUMULATIVE TOTAL RETURNS

                                                       WITHOUT SALES CHARGES(1)
--------------------------------------------------------------------------------
Class A (Inception* through 3/31/01)                                60.14%
--------------------------------------------------------------------------------
Class B (Inception* through 3/31/01)                                49.07
--------------------------------------------------------------------------------
Class L (Inception* through 3/31/01)                                53.73
--------------------------------------------------------------------------------

(1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception dates for Class A, B and L shares are April 4, 1994, June 20, 1994 and April 5, 1994, respectively.
 + Total return is not annualized, as it may not be representative of the total return for the year.

         12 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

HISTORICAL PERFORMANCE (UNAUDITED)

               GROWTH OF $10,000 INVESTED IN CLASS A SHARES OF THE
         PENNSYLVANIA PORTFOLIO VS. LEHMAN BROTHERS MUNICIPAL BOND INDEX
             AND LEHMAN BROTHERS PENNSYLVANIA MUNICIPAL BOND INDEX+

--------------------------------------------------------------------------------
                            April 1994 -- March 2001

                 Lehman Brothers   Lehman Brothers
                 Penn. Municipal      Municipal      Pennsyvania
                   Bond Index        Bond Index       Portfolio

4/4/94                10000             10000           9600

3/95                  10795             10744          10447

3/96                  11638             11645          11290

3/97                  12282             12278          11980

3/98                  13529             13594          13601

3/99                  14341             14437          14364

3/00                  14297             14424          13745

3/31/01               15978             16000          15373



+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 4, 1994, assuming a deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2001. The Lehman Brothers Pennsylvania Municipal Bond Index (consisting of Pennsylvania municipal bonds) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. Each index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

         13 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS                                      MARCH 31, 2001
                                GEORGIA PORTFOLIO


   FACE

  AMOUNT    RATING(A)                  SECURITY                                                                         VALUE
------------------------------------------------------------------------------------------------------------------------------------
EDUCATION -- 15.2%
                    Private Colleges & Universities Authority Revenue, Series A:
                     Emory University Project:
$1,000,000  Aa1*       5.500% due 11/1/24                                                                              $1,036,250
2,000,000   Aa1*       5.500% due 11/1/31                                                                               2,055,000
2,000,000   BBB      Mercer Housing Corp. Project, 6.000% due 6/1/31                                                    1,967,500
  400,000   A3*      Mercer University Project, 5.250% due 10/1/20                                                        399,500
  750,000   BBB     Puerto Rico Industrial Tourist Educational, Medical &
                     Environmental Control Facilities Finance Authority,
                     (Ana G. Mendez University System Project),
                     5.375% due 2/1/19                                                                                    725,625
  250,000   A1*     Rockdale County School District, 6.000% due 1/1/04                                                    265,313
1,000,000   BBB-    Savannah EDA, (College of Art & Design Inc. Project),
                     6.800% due 10/1/19                                                                                 1,056,250
1,000,000   A       Savannah EDA, Student Housing Revenue, (University Funding
                     Foundation Project), Series A, ASA-Insured,
                     6.750% due 11/15/20                                                                                1,066,250
1,000,000   A       Virgin Islands University, Refunding and Improvement, Series A,
                     ACA-Insured, 6.000% due 12/1/24                                                                    1,037,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        9,609,188
------------------------------------------------------------------------------------------------------------------------------------
ESCROWED TO MATURITY (B) -- 9.1%
  140,000   Aaa*    Athens Water & Sewer Revenue, 10.000% due 7/1/01                                                      142,283
  610,000   AAA     Burke County Development Authority, PCR, (Oglethorpe Power
                     Co. Vogtle Project), MBIA-Insured, 7.500% due 1/1/03                                                 637,450
                    Cobb County Kennestone Hospital Authority Revenue,
                     MBIA-Insured:
   40,000   AAA        10.250% due 2/1/02                                                                                  40,889
  285,000   AAA        Series 86A, 7.750% due 2/1/07                                                                      318,131
1,875,000   Aaa*    Colquitt County Development Authority Revenue, Southern Care
                     Corp., Sub-Series C, zero coupon due 12/1/21                                                         503,906
1,185,000   AAA     Columbus Medical Center Hospital Authority Revenue,
                     Anticipation Certificates, 7.750% due 7/10/10                                                      1,422,000
  290,000   AAA     Fulton County Water & Sewer Revenue, FGIC-Insured,
                     6.375% due 1/1/14                                                                                    337,488
  540,000   AAA     Puerto Rico Commonwealth Aqueduct & Sewer Authority
                     Revenue, 10.250% due 7/1/09                                                                          689,850
   50,000   Aaa*    Richmond County Water & Sewer Revenue, 9.875% due 4/1/02                                               52,196
1,000,000   Aaa*    Savannah EDA, Southern Care Corp., Series A, zero coupon
                     due 12/1/21                                                                                          268,750
  675,000   AAA     Tri-City Hospital Authority Revenue, South Fulton Hospital,
                     FGIC-Insured, 10.250% due 7/1/06                                                                     797,344
2,000,000   Aaa*    Washington Wilkes Payroll Development Authority Revenue,
                     Southern Care Corp., Series C, zero coupon due 12/1/21                                               542,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        5,752,787
------------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

         14 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                          MARCH 31, 2001

                                GEORGIA PORTFOLIO


   FACE
  AMOUNT    RATING(A)                  SECURITY                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------------
GENERAL OBLIGATION -- 3.4%
                    Georgia State:
$1,000,000  AAA      Series B, 5.750% due 8/1/17                                                                       $1,117,500
  500,000   AAA      Series D, 5.000% due 10/1/18                                                                         503,750
  500,000   AA      Jefferson, 5.900% due 2/1/25                                                                          533,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,155,000
------------------------------------------------------------------------------------------------------------------------------------
HOSPITALS -- 3.5%
1,000,000   Aaa*    Newton County Hospital Authority Revenue, (Newton Health
                     System Project), AMBAC-Insured, 6.100% due 2/1/24                                                  1,086,250
                    Puerto Rico Industrial Tourist Educational, Medical &
                     Environmental Control Facilities Finance Authority, Series A:
  750,000   BBB-       Mennonite General Hospital Project, 5.625% due 7/1/27                                              622,500
  500,000   BBB-       Ryder Memorial Hospital Project, 6.700% due 5/1/24                                                 490,625
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,199,375
------------------------------------------------------------------------------------------------------------------------------------
HOUSING: MULTI-FAMILY -- 9.3%
  500,000   AAA     Acworth Housing Authority Revenue, (Wingate Falls Apartments
                     Project), FSA-Insured, 6.125% due 3/1/17 (c)                                                         525,625
                    Atlanta Urban Residential Finance Authority, Multi-Family
                     Housing Revenue:
1,040,000   B          Cascade Pines Housing Project, 6.250% due 9/1/10 (c)                                             1,068,600
  595,000   NR         Park Place Apartments, Series A, 6.750% due 3/1/31                                                 573,431
1,000,000   Baa1*   Clayton County Housing Authority, Multi-Family Housing Revenue,
                     (Magnolia Park Apartments Project), Series A, 6.125% due 6/1/24                                      980,000
  225,000   A       Cobb County Housing Authority Refunding, (Signature Place
                     Project), Series A, 6.875% due 10/1/17                                                               233,438
                    De Kalb County Housing Authority, Multi-Family Housing
                     Revenue, Series A:
1,000,000   Aa2*       Friendly Hills Apartments, FHA-Insured, 7.050% due 1/1/39 (c)                                    1,110,000
  300,000   AAA        Valley Brook Apartments Project, MBIA/FHA-Insured,
                         7.750% due 1/1/26                                                                                310,002
1,000,000   AAA     Lawrenceville Housing Authority, Multi-Family Revenue,
                     (Knollwood Park Apartments Project), FNMA-Collateralized,
                     6.250% mandatory tender 12/1/29 (c)                                                                1,061,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        5,862,346
------------------------------------------------------------------------------------------------------------------------------------
HOUSING: SINGLE-FAMILY -- 2.5%
2,000,000   AAA     East Point Building Authority Revenue, FSA-Insured, zero coupon
                     due 2/1/20                                                                                           690,000
  115,000   AAA     Fulton County Housing Authority, Single-Family Mortgage Revenue,
                     Series A, GNMA-Collateralized, 6.600% due 3/1/28 (c)                                                 120,175
  200,000   AA+     Georgia State Residential Finance Authority, Home Ownership
                     Mortgage, Series A, FHA/VA-Insured, 7.250% due 12/1/21 (c)                                           207,246

                       SEE NOTES TO FINANCIAL STATEMENTS.

         15 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                          MARCH 31, 2001

                                GEORGIA PORTFOLIO


   FACE
  AMOUNT    RATING(A)                  SECURITY                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------------

HOUSING: SINGLE-FAMILY -- 2.5% (CONTINUED)
$ 305,000   AAA     Puerto Rico Housing Bank & Finance Agency, Single-Family
                     Mortgage, Affordable Housing Mortgage, Portfolio I,
                     GNMA/FHLMC-Collateralized, 6.250% due 4/1/29 (c)                                                  $  319,106
  210,000   AAA     Virgin Islands HFA Refunding, Single-Family Mortgage Revenue,
                     Series A, GNMA-Collateralized, 6.450% due 3/1/16 (c)                                                 221,288
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,557,815
------------------------------------------------------------------------------------------------------------------------------------
LIFE CARE -- 2.2%
                    Fulton County Residential Care Facilities:
  660,000   BBB+     Canterbury Court Project, 6.300% due 10/1/24                                                         617,925
  500,000   NR       RHA Assisted Living, Sr. Lien, Series A, 7.000% due 7/1/29                                           423,125
  615,000   NR      Savannah EDA, First Mortgage, Senior Care Group Inc.,
                     Shadowmoss, Series A, 6.750% due 7/1/10                                                              347,475
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,388,525
------------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS -- 15.4%
1,000,000   Aaa*    Albany Dougherty Inner City Authority, (Public Purpose Project),
                     AMBAC-Insured, 5.625% due 1/1/16                                                                   1,063,750
1,000,000   AAA     Association County Commoners, Leasing Program, (Rockdale
                     County Public Purpose Project), AMBAC-Insured,
                     5.625% due 7/1/20                                                                                  1,050,000
1,000,000   AAA     Fulton County Facilities Corp., (Fulton County Public Purpose
                     Project), 5.500% due 11/1/18                                                                       1,048,750
2,000,000   AAA     Georgia Local Government, Public Improvement Grant, Series A,
                     MBIA-Insured, 4.750% due 6/1/28                                                                    1,875,000
  500,000   BBB     Puerto Rico Housing Bank & Finance Agency, 7.500% due 12/1/06                                         570,000
1,000,000   BB+     Puerto Rico Industrial Tourist Educational, Medical &
                     Environmental Control Facilities Finance Authority, (San Lucas
                     & Cristo Project), Series A, 5.750% due 6/1/19                                                       893,750
  200,000   Baa2*   Puerto Rico Port Authority Revenue, (Special Facilities American
                     Airlines), Series A, 6.250% due 6/1/26 (c)                                                           201,250
2,000,000   BBB+    Richmond County Development Authority, Environmental
                     Improvement Revenue, (International Paper Co. Project),
                     Series A, 6.250% due 2/1/25 (c)                                                                    2,012,500
1,000,000   NR      Virgin Islands Public Finance Authority Revenue, Series E,
                     6.000% due 10/1/22                                                                                   998,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        9,713,750
------------------------------------------------------------------------------------------------------------------------------------
POLLUTION CONTROL -- 5.0%
  100,000   AAA     Burke County Development Authority PCR, Oglethorpe Power
                     Corp., Series A, 3.450% due 1/1/19                                                                   100,000
1,000,000   BBB-    Effingham County Development Authority, Solid Waste Disposal
                     Revenue, (Fort James Project), 5.625% due 7/1/18 (c)                                                 936,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

         16 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                          MARCH 31, 2001

                                GEORGIA PORTFOLIO

   FACE
  AMOUNT    RATING(A)                  SECURITY                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------------
POLLUTION CONTROL -- 5.0% (CONTINUED)
$ 500,000   A       Monroe County Development Authority PCR, (Oglethorpe Power
                     Co. Scherer Project), Series A, 6.800% due 1/1/12                                                 $  572,500
1,000,000   NR      Rockdale County Development Authority, Solid Waste Disposal
                     Revenue, (Visy Paper Project), 7.500% due 1/1/26 (c)                                               1,035,000
  500,000   Baa1*   Savannah EDA Refunding, PCR, (Union Camp Corp. Project),
                     6.150% due 3/1/17                                                                                    522,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        3,166,250
------------------------------------------------------------------------------------------------------------------------------------
PRE-REFUNDED (D) -- 2.6%
1,000,000           AAA Fulton County  Multi-Family  Housing Authority Revenue,
                     (Concorde Place Apartment Project),  Series A, (Call 7/1/06
                     @ 102), 6.300% due 7/1/16 (c)                                                                      1,135,000
  500,000   Ba1*    Savannah Hospital Authority Revenue Refunding & Improvement,
                     Candler Hospital, (Call 1/1/03 @ 100), 7.000% due 1/1/11                                             539,375
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,674,375
------------------------------------------------------------------------------------------------------------------------------------
PUBLIC FACILITIES -- 2.1%
  250,000   AAA     Butts County COP, MBIA-Insured, 6.750% due 12/1/14                                                    274,063
1,000,000   AAA     Cobb-Marietta Counties Coliseum & Exhibit Hall Authority
                     Revenue, MBIA-Insured, 5.625% due 10/1/26                                                          1,085,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,359,063
------------------------------------------------------------------------------------------------------------------------------------
SOLID WASTE -- 1.5%
1,000,000   AA      Albany Dougherty Payroll Development Authority, Solid Waste
                     Disposal Revenue, Procter & Gamble Paper Products,
                     5.200% due 5/15/28 (c)                                                                               977,500
------------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 4.1%
1,000,000   AAA     Atlanta Airport Refunding Revenue, Series A, FGIC-Insured,
                     5.500% due 1/1/26                                                                                  1,035,000
  250,000   AAA     Metropolitan Atlanta Rapid Transit Authority Revenue Refunding,
                     Series P, AMBAC-Insured, 6.250% due 7/1/20                                                           288,438
1,250,000   AAA     Puerto Rico Commonwealth Highway & Transportation Authority
                     Highway Revenue, Series Y, MBIA-Insured, 5.000% due 7/1/36                                         1,248,438
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,571,876
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES -- 4.3%
  500,000   AAA     Georgia Municipal Electric Authority Power Revenue,
                     Series EE, AMBAC-Insured, 7.250% due 1/1/24                                                          644,375
  500,000   A-      Georgia Municipal Gas Authority Revenue, (Southern Storage
                     Gas Project), 6.300% due 7/1/09                                                                      536,871
1,000,000   AAA     Guam Power Authority Revenue, Series A, MBIA-Insured,
                     5.250% due 10/1/34                                                                                 1,013,750
  500,000   Aaa*    Monroe County Utilities Revenue, FSA-Insured, 5.000% due 12/1/25                                      495,625
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,690,621
------------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

         17 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                          MARCH 31, 2001

                                GEORGIA PORTFOLIO


   FACE
  AMOUNT    RATING(A)                  SECURITY                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------------
WATER AND SEWER -- 19.8%
                    Atlanta Water & Wastewater Revenue, Series A, FGIC-Insured:
$1,000,000  AAA      5.500% due 11/1/19                                                                             $   1,072,500
2,000,000   AAA      5.000% due 11/1/38                                                                                 1,915,000
1,500,000   AAA     Augusta Water & Sewer Revenue, FSA-Insured,
                     5.250% due 10/1/30                                                                                 1,513,125
  500,000   A+      Cartersville Development Authority Revenue Refunding, Sewer
                     Facilities, Anheuser Busch, 6.125% due 5/1/27 (c)                                                    521,875
1,000,000   AAA     Columbia County Water & Sewer Revenue, FGIC-Insured,
                     5.500% due 6/1/25                                                                                  1,063,750
                      De Kalb County Water & Sewer Revenue:

1,000,000   AA       5.250% due 10/1/25                                                                                 1,007,500
1,500,000   AA       5.000% due 10/1/28                                                                                 1,464,375
1,000,000   AA       5.125% due 10/1/31                                                                                   988,750
   10,000   AAA     Fulton County Water & Sewer Revenue, FGIC-Insured,
                     6.375% due 1/1/14                                                                                     11,539
  500,000   AAA     Milledgeville Water & Sewer Revenue, FSA-Insured,
                     6.000% due 12/1/21                                                                                   563,750
1,000,000   AAA     Rockdale County Water & Sewer Authority Revenue, Series A,
                     MBIA-Insured, 5.500% due 7/1/25                                                                    1,030,000
1,320,000   AAA     Upper Oconee Basin Water Authority Revenue, FGIC-Insured,
                     5.250% due 7/1/27                                                                                  1,326,600
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       12,478,764
------------------------------------------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $59,803,618**)                                                                           $63,157,235
------------------------------------------------------------------------------------------------------------------------------------

(a)All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
(b)Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(c)Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d)Bonds are escrowed with U.S. government securities and are considered by the manager to be triple-A rated even if the issuer has not applied for new ratings.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See pages 24 and 25 for definitions of ratings and certain security descriptions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

         18 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

 SCHEDULES OF INVESTMENTS (CONTINUED)                          MARCH 31, 2001

                             PENNSYLVANIA PORTFOLIO


   FACE
  AMOUNT    RATING(A)                  SECURITY                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------------
EDUCATION -- 6.8%
$1,000,000  AAA     Iroquois School District, FGIC-Insured, 5.125% due 8/1/31                                          $  982,500
1,000,000   Aaa*    Lycoming County, Authority College Revenue, Pennsylvania
                     College of Technology, AMBAC-Insured, 5.375% due 7/1/30                                            1,012,500
1,400,000   AAA     Pennsylvania Cambria School District, Capital Appreciation,
                     FGIC-Insured, zero coupon due 8/15/23                                                                423,500
1,000,000   A-      Pennsylvania State Higher Education Facilities Authority Revenue,
                     Drexel University, 6.000% due 5/1/29                                                               1,038,750
1,250,000   NR      Philadelphia, Hospitals & Higher Education Facilities Authority
                     Revenue, Chestnut Hill College, 6.000% due 10/1/29                                                 1,140,625
  715,000   AAA     State Public School Building Authority, College Revenue,
                     Capital Appreciation, Butler County, Series G, AMBAC-Insured,
                     zero coupon due 1/15/26                                                                              189,475
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        4,787,350
------------------------------------------------------------------------------------------------------------------------------------
ESCROWED TO MATURITY (B) -- 7.6%
  370,000   NR      Allegheny County Hospital Development Authority Revenue,
                     Montefiore Hospital Association Western Pennsylvania,
                     6.875% due 7/1/09                                                                                    407,462
  325,000   AAA     Berks County Municipal Hospital Authority Revenue,
                     (General Hospital Project), 9.500% due 7/1/05                                                        365,625
1,960,000   AAA     Cambria County Hospital Development Authority, Conemaugh
                     Valley Memorial Hospital, 7.625% due 9/1/11                                                        2,280,950
  140,000   AAA     Coatesville, Water Guaranteed Revenue, 6.250% due 10/15/13                                            155,225
1,000,000   Aaa*    Erie Sewer Authority Revenue, MBIA-Insured, 6.000% due 6/1/21                                       1,083,750
  285,000   AAA     Lewisburg Area School District Building, AMBAC-Insured,
                     9.750% due 2/15/04                                                                                   315,637
   65,000   AAA     Pennsylvania State Educational Facilities Authority College &
                     University Revenue, Temple University, MBIA-Insured,
                     9.375% due 6/15/03                                                                                    69,387
  190,000   AAA     Scranton-Lackawanna Health & Welfare Authority Revenue,
                     (Scranton University Project), AMBAC-Insured,
                     10.000% due 10/1/03                                                                                  207,338
  190,000   AAA     Southeastern Greene School District, 9.375% due 7/1/03                                                203,300
   70,000   AAA     West Chester Sewer Revenue, 9.750% due 5/1/07                                                          84,525
  165,000   AAA     York County GO, Refunding, AMBAC-Insured, 8.875% due 6/1/06                                           187,069
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        5,360,268
------------------------------------------------------------------------------------------------------------------------------------
FINANCE -- 1.5%
1,000,000   BBB-    Virgin Islands Public Finance Authority Revenue, Gross Receipts
                     Taxes, Series A, 6.500% due 10/1/24                                                                1,055,000
------------------------------------------------------------------------------------------------------------------------------------
GENERAL OBLIGATION -- 9.2%
3,500,000   AAA     Erie County GO, Capital Appreciation, Series B, zero coupon
                     due 11/15/18                                                                                       1,408,750

                       SEE NOTES TO FINANCIAL STATEMENTS.

         19 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           MARCH 31, 2001

                             PENNSYLVANIA PORTFOLIO


   FACE
  AMOUNT    RATING(A)                  SECURITY                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------------
GENERAL OBLIGATION -- 9.2% (CONTINUED)
$1,500,000  AAA     Lancaster County GO, Series A, FGIC-Insured, 4.500% due 5/1/28                                     $1,335,000
                    Philadelphia, PA GO:
1,000,000   AAA      5.000% due 3/15/28                                                                                   961,250
2,000,000   AAA      FSA-Insured, 5.000% due 9/15/31                                                                    1,917,500
2,000,000   AAA     Westmoreland County GO, Capital Appreciation, FGIC-Insured,
                     zero coupon due 12/1/18                                                                              802,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        6,425,000
------------------------------------------------------------------------------------------------------------------------------------
HOSPITAL -- 20.4%
                    Allegheny County Hospital Development Authority Revenue:
  500,000   AAA      General Hospital Project, Series A, MBIA-Insured,
                       6.250% due 9/1/20                                                                                  556,250
  180,000   AAA      Magee Womans Hospital, 10.125% due 10/1/02                                                           190,606
1,000,000   Baa3*   Allentown Area Hospital Authority Revenue, Sacred Heart Hospital,
                     Series A, 6.750% due 11/15/14                                                                        896,250
1,000,000   NR      Chartiers Valley Industrial & Commercial Development Authority
                     Refunding, Mortgage Revenue, Asbury Health Center,
                     6.375% due 12/1/19                                                                                   881,250
1,000,000   AAA     Delaware County Health System Authority Revenue, Catholic
                     Health East, Series A, AMBAC-Insured, 4.875% due 11/15/26                                            940,000
1,260,000   AA      Erie County Hospital Authority Health Facilities Revenue, (St. Mary's
                     Home Project), Asset Guaranteed, 6.000% due 8/15/23                                                1,313,550
1,000,000   AA      Geisinger County Health System Authority, Series A,
                     5.000% due 8/15/28                                                                                   923,750
1,000,000   BBB+    Hazelton Health Services Authority Revenue, St. Joseph's Medical
                     Center, 6.200% due 7/1/26                                                                            906,250
1,000,000   BBB     Horizon Hospital System Authority Revenue, Horizon Hospital
                     Systems Inc., 6.350% due 5/15/26                                                                     941,250
1,000,000   AAA     Lehigh County General Purpose Authority Revenues, Hospital-
                     Lehigh Valley Health Network, Series A, MBIA-Insured,
                     5.250% due 7/1/29                                                                                    993,750
1,000,000   AA      Mifflin County Hospital Authority Revenue, Asset Guaranteed,
                     6.200% due 7/1/30                                                                                  1,045,000
  500,000   NR      Montgomery County Higher Education & Health Authority Revenue,
                     Temple Continuing Care Center, 6.750% due 7/1/29                                                     445,000
1,000,000   NR      Philadelphia Authority for Industrial Development, Health Care
                     Facility Revenue, Baptist Home of Philadelphia, Series A,
                     5.600% due 11/15/28                                                                                  750,000
  525,000   AA      Potter County Hospital Authority Revenue, Asset Guaranteed,
                     6.050% due 8/1/24                                                                                    558,469
  500,000   BBB-    Ryder Memorial Hospital Project, Series A, 6.700% due 5/1/24                                          490,625
                    Scranton-Lackawanna Health & Welfare Authority Revenue:
1,000,000   NR       Lackawanna Junior College, 5.750% due 11/1/20                                                        898,750
  750,000   BBB-     Moses Taylor Hospital Project, 6.250% due 7/1/20                                                     642,188

                       SEE NOTES TO FINANCIAL STATEMENTS.

         20 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           MARCH 31, 2001

                             PENNSYLVANIA PORTFOLIO

   FACE
  AMOUNT    RATING(A)                  SECURITY                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------------
HOSPITAL -- 20.4% (CONTINUED)
$1,000,000  AA-     St. Mary's Hospital Authority, Bucks County, Catholic Health
                     Initiatives, Series A, 5.000% due 12/1/18                                                         $  956,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       14,329,188
------------------------------------------------------------------------------------------------------------------------------------
HOUSING: MULTI-FAMILY -- 0.3%
  205,000   AAA     Pittsburgh Urban Redevelopment Authority, Mortgage Revenue,
                     Series B, FNMA/GNMA-Collateralized, 6.950% due 10/1/10 (c)                                           211,919
------------------------------------------------------------------------------------------------------------------------------------
HOUSING: SINGLE-FAMILY -- 7.9%
                    Allegheny County, Residential Mortgage Refunding, Single-Family
                     Housing, GNMA-Collateralized:
  995,000   Aaa*       Series FF-2, 6.000% due 11/1/31 (c)                                                              1,029,825
1,000,000   Aaa*       Series II-2, 5.900% due 11/1/32 (c)                                                              1,027,500
  970,000   Aaa*       Series Z, 6.875% due 5/1/26 (c)                                                                  1,029,412
1,345,000   Aaa*       Series Z, zero coupon due 5/1/27 (c)                                                               196,706
1,500,000   AA+     Pennsylvania HFA, Single-Family Housing Mortgage Revenue,
                     Series 40, 6.900% due 4/1/25 (c)                                                                   1,575,000
  630,000   AAA     Puerto Rico Single-Family Housing Mortgage Revenue,
                     GNMA/FNMA/FHLMC-Collateralized, 6.250% due 4/1/29 (c)                                                659,138
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        5,517,581
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT -- 9.2%
1,000,000   Baa1*   Allegheny County IDA, Refunding Environmental Improvement,
                     USX Corp., Series A, 6.700% due 12/1/20                                                            1,002,500
1,000,000   BBB+    Bradford County IDA, Solid Waste, International Paper Co.,
                     Series A, 6.600% due 3/1/19 (c)                                                                    1,031,250
1,000,000   BB-     Delaware County IDA, Revenue, Resource Recovery Facility,
                     Series A, 6.200% due 7/1/19                                                                          931,250
1,000,000   BBB+    Erie County IDA, Environmental Improvement Revenue,
                     (International Paper Co. Project), Series A,
                     7.625% due 11/1/18 (c)                                                                             1,077,500
1,650,000   NR      Lancaster IDA, Revenue, Garden Spot Village Project, Series A,
                     7.625% due 5/1/31                                                                                  1,668,562
1,000,000   NR      Pennsylvania Economic Development Finance Authority Facilities
                     Revenue, National Gypsum Co., Series A, 6.250% due 11/1/27 (c)                                       655,000
  100,000   VMIG 1* Philadelphia Authority IDR, (Regional Performing Arts Center Project),
                     LOC-First Union National Bank, 3.500% due 6/1/25 (b)                                                 100,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        6,466,062
------------------------------------------------------------------------------------------------------------------------------------
LIFE CARE -- 6.3%
                    Montgomery County IDA, Retirement Community Revenue:
1,650,000   A-       5.250% due 11/15/28                                                                                1,431,375
1,500,000   A-       Series A, 5.875% due 11/15/22                                                                      1,456,875
1,000,000   A-       Series B, 5.625% due 11/15/12                                                                      1,001,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

         21 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           MARCH 31, 2001

                             PENNSYLVANIA PORTFOLIO


   FACE

  AMOUNT    RATING(A)                  SECURITY                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------------
LIFE CARE -- 6.3% (CONTINUED)
$ 610,000   AA      Schuykill County IDA, Revenue, Charity Obligation Group,
                     Series A, 5.000% due 11/1/28                                                                      $  563,488
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        4,452,988
------------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS -- 13.1%
                    Dauphin County General Authority:
1,255,000   NR       Hotel & Conference Center, Hyatt Regency, 6.200% due 1/1/29                                        1,123,225
1,500,000   NR       Office & Package, Riverfront Office, 6.000% due 1/1/25                                             1,417,500
3,000,000   AAA     Delaware Valley Regional Finance Authority, Local Government
                     Revenue, Series A, AMBAC-Insured, 5.500% due 8/1/28                                                3,195,000
                    Pittsburgh  &  Allegheny   County   Public  Auditorium:
1,000,000   AAA      Harrisburg, Authority Resource, Recovery Facility Revenue,
                       Series A, FSA-Insured, 5.500% due 9/1/25                                                         1,027,500
  560,000   NR       New Morgan, Municipal Authority Office Revenue
                       (Commonwealth Office Project), Series A, 6.500% due 6/1/25                                         546,000
1,000,000   BB+     Puerto Rico Industrial, Tourist, Educational, Medical &
                     Environmental Control Facilities, (San Lucas & Cristo Project),
                     Series A, 5.750% due 6/1/19                                                                          893,750
1,000,000   AAA     Regional Asset District Sales Tax, AMBAC-Insured, 5.000% due 2/1/24                                   976,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        9,179,225
------------------------------------------------------------------------------------------------------------------------------------
POLLUTION CONTROL -- 0.7%
  500,000   BBB-    Pennsylvania EDA, Resource Recovery Revenue, (Colver Project),
                     Series D, 7.150% due 12/1/18 (c)                                                                     518,750
------------------------------------------------------------------------------------------------------------------------------------
PRE-REFUNDED (D) -- 0.2%
  100,000   Aaa*    Philadelphia Hospital Revenue, (United Hospital Inc. Project),
                     (Call 7/1/05 @ 100), 10.875% due 7/1/08                                                              119,500
------------------------------------------------------------------------------------------------------------------------------------
PUBLIC FACILITIES -- 3.2%
  500,000   A-++    Allegheny County Redevelopment Authority Tax Increment
                     Revenue, Waterfront Project, Series A, 6.300% due 12/15/18                                           519,375
                    Harrisburg Redevelopment Authority, FSA-Insured:
1,470,000   AAA      Zero coupon due 5/1/17                                                                               652,313
2,750,000   AAA      Zero coupon due 5/1/19                                                                             1,100,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,271,688
------------------------------------------------------------------------------------------------------------------------------------
SOLID WASTE -- 2.8%
1,000,000   BB-     New Morgan IDA, Solid Waste Disposal, Browning Ferris
                     Industries Inc., 6.500% due 4/1/19 (c)                                                               965,000
1,000,000   AA      Pennsylvania Economic Development Finance Authority, Solid
                     Waste Disposal Revenue, (Proctor & Gamble Paper Project),
                     5.375% due 3/1/31 (c)                                                                              1,011,250
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1,976,250
------------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

         22 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           MARCH 31, 2001

                             PENNSYLVANIA PORTFOLIO


   FACE
  AMOUNT    RATING(A)                  SECURITY                                                                            VALUE
------------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION -- 6.2%
$1,500,000  AAA     Allegheny County, Port Authority Special Revenue, FGIC-Insured,
                     5.000% due 3/1/29                                                                              $   1,449,375
  625,000   A3*     Pennsylvania Economic Development, Finance Authority,
                     Facility Revenue, (Amtrak Project), Series A,
                     6.375% due 11/1/41 (c)                                                                               628,906
1,100,000   AAA     Pennsylvania State Turnpike Revenue, Series R, AMBAC-Insured,
                     5.000% due 12/1/30                                                                                 1,061,500
1,250,000   AAA     Puerto Rico Commonwealth Highway & Transportation Authority
                     Revenue, Series Y, MBIA-Insured, 5.000% due 7/1/36                                                 1,248,437
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        4,388,218
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES -- 3.4%
  400,000   AAA     Guam Power Authority Revenue, Series A, 6.750% due 10/1/24 (e)                                        450,500
1,000,000   AAA     Philadelphia Gas Works Revenue, Second Series, FSA-Insured,
                     5.000% due 7/1/29                                                                                    966,250
3,000,000   AAA     Westmoreland County, Municipal Authority Service Revenue,
                     Capital Appreciation, Series A, MBIA-Insured, zero coupon
                     due 8/15/22                                                                                          960,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,376,750
------------------------------------------------------------------------------------------------------------------------------------
WATER AND SEWER -- 1.2%
2,300,000   AAA     Pittsburgh, Water & Sewer Authority, System Revenue, Capital
                     Appreciation, First Lien, Series B, FGIC-Insured, zero coupon
                     due 9/1/20                                                                                           828,000
------------------------------------------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $69,728,056**)                                                                           $70,263,737
------------------------------------------------------------------------------------------------------------------------------------

(a)All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc. and those identified by a double dagger (++) are rated by Fitch IBCA, Duff & Phelps.
(b)Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(c)Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d)Bond is escrowed with U.S. government securities and is considered by the manager to be triple-A rated even if the issuer has not applied for new ratings.
(e)Variable rate obligation payable at par on demand at any time on no more than seven days notice, even if the issuer has not applied for new ratings.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See pages 24 and 25 for definitions of ratings and certain security definitions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

         23 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's")-- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     --  Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

AA      --  Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A       --  Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB     --  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB      --  Bonds rated "BB" and "B" are regarded, on balance, as predominantly
and B       speculative with respect  to the  issuer's  capacity  to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ba", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa     --  Bonds  rated  "Aaa" are  judged to be of the best  quality.  They carry the  smallest  degree  of  investment  risk and are  generally referred to as "gilt edge."  Interest  payments  are  protected by a large or by an exceptionally  stable margin and principal is secure.
            While the various  protective  elements  are likely to change,  such changes  as can be  visualized  are  most  unlikely  to  impair  the fundamentally strong position of such issues.
Aa      --  Bonds  rated  "Aa"  are  judged  to be of  high  quality  by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A           -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa     --  Bonds rated "Baa" are  considered  as medium  grade  obligations,
            i.e., they are neither highly protected nor poorly secured. Interest payments and principal  security appear adequate for the present but
            certain   protective   elements   may   be   lacking   or   may   be
            characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba          -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
            Uncertainty of position characterizes in this class.

         24 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

Fitch IBCA, Duff & Phelps ("Fitch") -- Ratings may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major ratings categories.

A       --  Bonds rated "A" are considered to be investment-grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.

NR      --  Indicates that the bond is not rated by Standard & Poor's,
            Moody's or Fitch.

 SHORT-TERM SECURITY RATINGS (UNAUDITED)

SP-1    --  Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus
            (+) sign.

A-1     --  Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safely regarding timely payment is either overwhelming or very strong;
            those issues determined to possess overwhelming safety characteristics are denoted with a (+) sign.

P-1     --  Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
VMIG 1  --  Moody's highest rating for issues having demand feature -- VRDO.
VMIG 2  --  Moody's second highest rating for issues having a demand feature --
            VRDO.

 SECURITY DESCRIPTIONS (UNAUDITED)

ABAG    --  Association of Bay Area
            Governments

ACA     --  American Capital Assurance
AIG     --  American International Guaranty
AMBAC   --  AMBAC Indemnity Corporation
BAN     --  Bond Anticipation Notes
BIG     --  Bond Investors Guaranty
CGIC    --  Capital Guaranty Insurance
            Company
CHFCLI  --  California Health Facility
            Construction Loan Insurance
CONNIE  --  College Construction Loan
  LEE       Insurance Association
COP     --  Certificate of Participation
EDA     --  Economic Development Authority
ETM     --  Escrowed to Maturity
FGIC    --  Financial Guaranty Insurance
            Company
FHA     --  Federal Housing Administration
FHLMC   --  Federal Home Loan Mortgage
            Corporation
FLAIRS  --  Floating Adjustable Interest Rate
            Securities
FNMA    --  Federal National Mortgage
            Association
FRTC    --  Floating Rate Trust Certificates
FSA     --  Financial Security Assurance
GIC     --  Guaranteed Investment Contract

GNMA    --  Government National Mortgage
            Association
GO      --  General Obligation
HDC     --  Housing Development
            Corporation
HFA     --  Housing Finance Authority
IDA     --  Industrial Development Agency
IDB     --  Industrial Development Board
IDR     --  Industrial Development Revenue
INFLOS  --  Inverse Floaters
LOC     --  Letter of Credit
MBIA    --  Municipal Bond Investors
            Assurance Corporation
MVRICS  --  Municipal Variable Rate Inverse
            Coupon Security
PCR     --  Pollution Control Revenue
RAN     --  Revenue Anticipation Notes
RIBS    --  Residual Interest Bonds
RITES   --  Residual Interest Tax-Exempt
            Securities
SYCC    --  Structured Yield Curve Certificate
TAN     --  Tax Anticipation Notes
TECP    --  Tax-Exempt Commercial Paper
TOB     --  Tender Option Bonds
TRAN    --  Tax and Revenue Anticipation
            Notes
VA      --  Veterans Administration
VRWE    --  Variable Rate Wednesday Demand

         25 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

 STATEMENTS OF ASSETS AND LIABILITIES                          MARCH 31, 2001

                                                      GEORGIA     PENNSYLVANIA
                                                     PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------
ASSETS:

  Investments, at value (Cost -- $59,803,618 and
    $69,728,056, respectively)                    $ 63,157,235    $ 70,263,737
  Cash                                                  56,759          86,228
  Interest receivable                                1,122,438       1,164,947
  Receivable for Fund shares sold                      136,345         172,192
  Receivable for securities sold                        60,000              --
--------------------------------------------------------------------------------
  TOTAL ASSETS                                      64,532,777      71,687,104
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                    156,522         131,715
  Payable for Fund shares purchased                     60,382           1,500
  Management fee payable                                50,160          13,274
  Distribution fees payable                              7,976          11,951
  Accrued expenses                                      50,169          51,062
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                    325,209         209,502
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                   $64,207,568     $71,477,602
--------------------------------------------------------------------------------
NET ASSETS:
  Par value of shares of beneficial interest         $   4,910       $   5,553
  Capital paid in excess of par value               63,056,788      72,445,164
  Undistributed (overdistributed) net

        investment income                               (3,951)         21,045
  Accumulated net realized loss from
        security transactions                       (2,203,796)      (1,529,841)
  Net unrealized appreciation of investments         3,353,617         535,681
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                   $64,207,568     $71,477,602
--------------------------------------------------------------------------------
SHARES OUTSTANDING:
  Class A                                            3,484,876       2,421,416
--------------------------------------------------------------------------------
  Class B                                              853,711       2,324,186
--------------------------------------------------------------------------------
  Class L                                              571,485         807,779
--------------------------------------------------------------------------------
NET ASSET VALUE:
  Class A (and redemption price)                        $13.08          $12.89
--------------------------------------------------------------------------------
  Class B *                                             $13.07          $12.86
--------------------------------------------------------------------------------
  Class L **                                            $13.05          $12.85
--------------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
  Class A (net asset value plus 4.17% of
        net asset value)                                $13.63          $13.43
--------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of
        net asset value)                                $13.18          $12.98
--------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       SEE NOTES TO FINANCIAL STATEMENTS.

         26 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED MARCH 31, 2001

                                                      GEORGIA      PENNSYLVANIA
                                                     PORTFOLIO       PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                         $ 3,504,296     $ 3,907,271
--------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 4)                              269,510         288,503
  Distribution fees (Note 4)                           179,282         284,443
  Shareholder and system servicing fees                 27,436          38,294
  Shareholder communications                            21,579          27,371
  Audit and legal                                       16,690          13,122
  Pricing service fees                                  14,793          10,945
  Registration fees                                      9,184           4,171
  Custody                                                3,701           4,179
  Trustees' fees                                         1,206           1,678
  Other                                                  6,404           6,060
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                       549,785         678,766
  Less: Management fee waiver (Note 4)                      --        (128,223)
--------------------------------------------------------------------------------
  NET EXPENSES                                         549,785         550,543
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                2,954,511       3,356,728
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 5):
  Realized Gain (Loss) From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                             20,655,165      21,780,584
    Cost of securities sold                         21,047,825      21,712,933
--------------------------------------------------------------------------------
  NET REALIZED GAIN (LOSS)                            (392,660)         67,651
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
        (Depreciation) of Investments:
    Beginning of year                                 (225,301)     (2,958,996)
    End of year                                      3,353,617         535,681
--------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION            3,578,918       3,494,677
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                              3,186,258       3,562,328
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS             $ 6,140,769     $ 6,919,056
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.


         27 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED MARCH 31,

GEORGIA PORTFOLIO                                     2001             2000
--------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                           $ 2,954,511       $ 2,663,201
  Net realized loss                                  (392,660)       (1,674,905)
  Increase (decrease) in net
        unrealized appreciation                     3,578,918        (2,644,325)
--------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
        FROM OPERATIONS                             6,140,769        (1,656,029)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                            (2,979,999)       (2,638,507)
--------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS
        TO SHAREHOLDERS                            (2,979,999)       (2,638,507)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                  9,962,155         9,525,730
  Net asset value of shares issued in
        connection with the transfer of
        the Alterman Investments Fund's

        net assets (Note 7)                                --        21,598,463
  Net asset value of shares issued for
        reinvestment of dividends                   1,264,885         1,367,928
  Cost of shares reacquired                       (10,674,888)      (23,320,000)
--------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND
        SHARE TRANSACTIONS                            552,152         9,172,121
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS                              3,712,922         4,877,585
NET ASSETS:
  Beginning of year                                60,494,646        55,617,061
--------------------------------------------------------------------------------
  END OF YEAR*                                    $64,207,568       $60,494,646
--------------------------------------------------------------------------------
* Includes undistributed (overdistributed)
        net investment income of:                     $(3,951)          $21,537
--------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.


         28 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

FOR THE YEARS ENDED MARCH 31,

PENNSYLVANIA PORTFOLIO                                2001             2000
--------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                           $ 3,356,728       $ 3,446,581
  Net realized gain (loss)                             67,651        (1,576,690)
  Increase (decrease) in net
        unrealized appreciation                     3,494,677        (5,444,951)
--------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
        FROM OPERATIONS                             6,919,056        (3,575,060)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income                            (3,376,563)       (3,409,604)
  Net realized gains                                       --          (114,455)
--------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                  (3,376,563)       (3,524,059)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                 14,139,340        26,277,685
  Net asset value of shares issued
        for reinvestment of dividends               1,978,025         2,075,666
  Cost of shares reacquired                       (11,091,107)      (25,787,914)
--------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND
        SHARE TRANSACTIONS                          5,026,258         2,565,437
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                   8,568,751        (4,533,682)
NET ASSETS:
  Beginning of year                                62,908,851        67,442,533
--------------------------------------------------------------------------------
  END OF YEAR*                                    $71,477,602       $62,908,851
--------------------------------------------------------------------------------
* Includes undistributed net investment income of:    $21,045           $40,880
--------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.


         29 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS


1.  Significant Accounting Policies

The Georgia and Pennsylvania Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end non-diversified management investment company and consists of these Portfolios and seven other separate investment portfolios:
Florida, National, New York, Limited Term, California Money Market, Massachusetts Money Market and New York Money Market portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and
(k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

         30 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Portfolios currently do not accrete market discount. Upon adoption, the Portfolios will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of the Portfolios. At this time, the Portfolios have not completed their analysis of the impact of this accounting change.

2.  Portfolio Concentration
Since the Georgia and Pennsylvania Portfolios invest primarily in obligations of issuers within Georgia and Pennsylvania, respectively, each Portfolio is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting the respective state in which it invests.

3.  Exempt-Interest Dividends and Other Distributions
Each Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

         31 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

4.  Management Agreement and Other Transactions
Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Portfolios pay SBFM a management fee calculated at an annual rate of 0.45% of their respective average daily net assets. This fee is calculated daily and paid monthly. For the year ended March 31, 2001, SBFM waived management fees of $128,223 for the Pennsylvania Portfolio.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended March 31, 2001, the Portfolios paid transfer agent fees totaling $30,116 to CFTC. The totals for each Portfolio were as follows:

PORTFOLIO                                                    TRANSFER AGENT FEES
--------------------------------------------------------------------------------
Georgia                                                           $12,077
--------------------------------------------------------------------------------
Pennsylvania                                                       18,039
--------------------------------------------------------------------------------

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

         32 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

For the year ended March 31, 2001, CDSCs paid to SSB and sales charges received by SSB and CFBDS were approximately:

                                                  CDSCS         SALES CHARGES
                                                --------      -----------------
PORTFOLIO                                        CLASS B      CLASS A    CLASS L
--------------------------------------------------------------------------------

Georgia                                          $26,000      $55,000     $6,000
--------------------------------------------------------------------------------
Pennsylvania                                      32,000       65,000      5,000
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets of each respective class. The Portfolios also pay a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively.

For the year ended March 31, 2001, total Distribution Plan fees incurred were:

PORTFOLIO                                        CLASS A     CLASS B    CLASS L
--------------------------------------------------------------------------------

Georgia                                          $63,935    $ 71,841    $43,506
--------------------------------------------------------------------------------
Pennsylvania                                      41,072     178,643     64,728
--------------------------------------------------------------------------------

All officers and one Trustee of the Fund are employees of SSB.

5.  Investments
During the year ended March 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                     GEORGIA     PENNSYLVANIA
                                                    PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------
Purchases                                         $20,867,664    $25,795,845
--------------------------------------------------------------------------------
Sales                                              20,655,165     21,780,584
--------------------------------------------------------------------------------



         33 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

At March 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                     GEORGIA     PENNSYLVANIA
                                                    PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------
Gross unrealized appreciation                      $3,860,339    $ 2,345,267
Gross unrealized depreciation                        (506,722)    (1,809,586)
--------------------------------------------------------------------------------
Net unrealized appreciation                        $3,353,617    $   535,681
--------------------------------------------------------------------------------


6.  Futures Contracts
Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At March 31, 2001, the Portfolios did not hold any futures contracts.

7.  Transfer of Net Assets
On December 10, 1999, the Georgia Portfolio acquired the assets and certain liabilities of the Alterman Investment Fund, Inc. ("Alterman Fund") pursuant to a plan of reorganization approved by Alterman Fund shareholders on December 7, 1999. Total Class A shares issued by the Georgia Portfolio and the total net assets of the Alterman Fund and the Georgia Portfolio on the date of the transfer were as follows:

         34 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

                           CLASS A SHARES      TOTAL NET          TOTAL NET
                           ISSUED BY THE      ASSETS OF THE      ASSETS OF THE
ACQUIRED PORTFOLIO       GEORGIA PORTFOLIO    ALTERMAN FUND    GEORGIA PORTFOLIO
--------------------------------------------------------------------------------

Alterman Fund                 1,756,148        $21,598,463      $46,533,613
--------------------------------------------------------------------------------

The total net assets of the Alterman Fund before acquisition included unrealized appreciation of $5,627. Total net assets of the Georgia Portfolio immediately after the transfer were $68,132,076. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

8.  Capital Loss Carryforwards
At March 31, 2001, the Georgia and Pennsylvania Portfolios had, for Federal income tax purposes, approximately $1,961,900 and $1,524,900, respectively, of unused capital loss carryforwards available to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31 of the year indicated:

                                      2007       2008       2009        TOTAL
--------------------------------------------------------------------------------

Georgia Portfolio                    $31,900  $983,300    $946,700  $1,961,900
--------------------------------------------------------------------------------
Pennsylvania Portfolio                 --      667,700     857,200   1,524,900
--------------------------------------------------------------------------------


9.  Shares of Beneficial Interest
At March 31, 2001, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At March 31, 2001, total paid-in capital amounted to the following for each class and their respective Portfolio:

PORTFOLIO                                CLASS A       CLASS B        CLASS L
--------------------------------------------------------------------------------

Georgia                                $44,716,066   $10,916,205    $ 7,429,427
--------------------------------------------------------------------------------
Pennsylvania                            32,047,776    29,947,396     10,455,545
--------------------------------------------------------------------------------



         35 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

Transactions in shares of each class were as follows:

                                 YEAR ENDED                    YEAR ENDED
                               MARCH 31, 2001                MARCH 31, 2000
                           ----------------------       ------------------------
GEORGIA PORTFOLIO           SHARES        AMOUNT         SHARES        AMOUNT
--------------------------------------------------------------------------------

CLASS A
Shares sold                 507,739    $ 6,608,687       433,730   $  5,489,120
Net asset value of shares
  issued in connection
  with the transfer of
  the Alterman Investment
  Fund, Inc.'s net

  assets (Note 7)                --             --     1,756,148     21,598,463
Shares issued on
  reinvestment               61,586        778,126        66,344        833,376
Shares reacquired          (561,687)    (7,129,877)   (1,361,842)   (16,857,809)
--------------------------------------------------------------------------------
Net Increase                  7,638    $   256,936       894,380   $ 11,063,150
--------------------------------------------------------------------------------

CLASS B
Shares sold                 103,568    $ 1,313,095       165,268   $  2,079,687
Shares issued on
  reinvestment               20,779        262,593        23,121        290,041
Shares reacquired          (199,358)    (2,523,613)     (275,576)    (3,444,014)
--------------------------------------------------------------------------------
Net Decrease                (75,011)   $  (947,925)      (87,187)  $ (1,074,286)
--------------------------------------------------------------------------------

CLASS L
Shares sold                 159,064    $ 2,040,373       156,250   $  1,956,923
Shares issued on
  reinvestment               17,728        224,166        19,527        244,511
Shares reacquired           (81,419)    (1,021,398)     (244,377)    (3,018,177)
--------------------------------------------------------------------------------
Net Increase (Decrease)      95,373    $ 1,243,141       (68,600)  $   (816,743)
--------------------------------------------------------------------------------


PENNSYLVANIA PORTFOLIO
--------------------------------------------------------------------------------

CLASS A
Shares sold                 491,279    $ 6,217,082     1,221,597   $ 15,315,858
Shares issued on
  reinvestment               81,015      1,009,519        88,369      1,101,770
Shares reacquired          (447,242)    (5,487,992)   (1,373,637)   (16,745,468)
--------------------------------------------------------------------------------
Net Increase (Decrease)     125,052    $ 1,738,609       (63,671)  $   (327,840)
--------------------------------------------------------------------------------

CLASS B
Shares sold                 489,075    $ 6,110,121       657,252   $  8,326,581
Shares issued on
  reinvestment               56,185        699,260        57,077        709,871
Shares reacquired          (381,940)    (4,744,589)     (434,227)    (5,325,766)
--------------------------------------------------------------------------------
Net Increase                163,320    $ 2,064,792       280,102   $  3,710,686
--------------------------------------------------------------------------------

CLASS L
Shares sold                 144,826    $ 1,812,137       205,594   $  2,635,246
Shares issued on
  reinvestment               21,628        269,246        21,188        264,025
Shares reacquired           (68,746)      (858,526)     (299,024)    (3,716,680)
--------------------------------------------------------------------------------
Net Increase (Decrease)      97,708    $ 1,222,857       (72,242)  $   (817,409)
--------------------------------------------------------------------------------


         36 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                  CLASS A SHARES
                                    ------------------------------------------
GEORGIA PORTFOLIO                     2001(1)  2000(1)  1999(1)   1998     1997
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR    $12.40   $13.43   $13.43   $12.48  $12.50
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)              0.64     0.65     0.62     0.67    0.69
  Net realized and unrealized
        gain (loss)                     0.69    (1.06)    0.12     1.03    0.04
--------------------------------------------------------------------------------
Total Income (Loss) From Operations     1.33    (0.41)    0.74     1.70    0.73
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                (0.65)   (0.62)   (0.62)   (0.67)  (0.67)
  In excess of net investment income      --       --    (0.03)      --      --
  Net realized gains                      --       --    (0.09)   (0.08)  (0.08)
--------------------------------------------------------------------------------
Total Distributions                    (0.65)   (0.62)   (0.74)   (0.75)  (0.75)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR          $13.08   $12.40   $13.43   $13.43  $12.48
--------------------------------------------------------------------------------
TOTAL RETURN                           11.02%   (2.97)%   5.61%   13.85%   5.95%
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)       $45,594  $43,100  $34,680  $20,502 $14,495
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3)                        0.75%    0.68%    0.64%   0.50%    0.48%
  Net investment income                 5.08     4.74     4.63    5.10     5.49
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                  35%      98%      48%     36%       81%
--------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The Manager has waived all or part of its fees for the years ended March 31, 1999, 1998 and 1997. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                          Expense Ratios

                     Net Investment Income          Without Fee Waivers and/or
                      Per Share Decreases             Expense Reimbursements
                    -----------------------           -----------------------
                    1999     1998     1997             1999    1998     1997
                    -----    -----    -----            -----   -----    -----
    Class A         $0.01    $0.04    $0.04            0.74%   0.83%    0.90%

(3) As a result of voluntary expense limitations, expense ratios will not exceed 0.80%.

         37 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                  CLASS B SHARES
                                    ------------------------------------------
GEORGIA PORTFOLIO                     2001(1)  2000(1)  1999(1)   1998     1997
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR     $12.40  $13.42   $13.43  $12.47   $12.50
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)               0.58    0.56     0.56    0.61     0.62
  Net realized and unrealized
        gain (loss)                      0.68   (1.03)    0.10    1.03     0.04
--------------------------------------------------------------------------------
Total Income (Loss) From Operations      1.26   (0.47)    0.66    1.64     0.66
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                 (0.59)  (0.55)   (0.55)  (0.60)   (0.61)
  In excess of net investment income       --      --    (0.03)     --       --
  Net realized gains                       --      --    (0.09)  (0.08)   (0.08)
--------------------------------------------------------------------------------
Total Distributions                     (0.59)  (0.55)   (0.67)  (0.68)   (0.69)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR           $13.07  $12.40   $13.42  $13.43   $12.47
--------------------------------------------------------------------------------
TOTAL RETURN                            10.39%  (3.45)%   4.99%  13.39%    5.33%
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)        $11,154 $11,503  $13,633  $10,712  $7,354
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3)                         1.30%   1.30%    1.15%    1.02%   1.00%
  Net investment income                  4.56    4.47     4.12     4.58    4.97
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                    35%     98%      48%      36%     81%
--------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The Manager has waived all or part of its fees for the years ended March 31, 1999, 1998 and 1997. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                          Expense Ratios
                     Net Investment Income          Without Fee Waivers and/or
                      Per Share Decreases             Expense Reimbursements
                    -----------------------           -----------------------
                    1999     1998     1997             1999    1998     1997
                    -----    -----    -----            -----   -----    -----
    Class B         $0.02    $0.04    $0.05            1.26%   1.35%    1.42%

(3) As a result of voluntary expense limitations, expense ratios will not exceed 1.30%.

         38 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                  CLASS L SHARES
                                    ------------------------------------------
GEORGIA PORTFOLIO                    2001(1)  2000(1)  1999(1)(2)  1998    1997
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR   $12.39   $13.41   $13.41    $12.46  $12.49
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)             0.57     0.56     0.55      0.60    0.62
  Net realized and unrealized
     gain (loss)                       0.67    (1.04)    0.12      1.02    0.03
--------------------------------------------------------------------------------
Total Income (Loss) From Operations    1.24    (0.48)    0.67      1.62    0.65
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income               (0.58)   (0.54)   (0.55)    (0.59)  (0.60)
  In excess of net investment income     --       --    (0.03)       --      --
  Net realized gains                     --       --    (0.09)    (0.08)  (0.08)
--------------------------------------------------------------------------------
Total Distributions                   (0.58)   (0.54)   (0.67)    (0.67)  (0.68)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR         $13.05   $12.39   $13.41    $13.41  $12.46
--------------------------------------------------------------------------------
TOTAL RETURN                          10.26%   (3.51)%   5.01%    13.23%   5.28%
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)       $7,460   $5,893   $7,304    $4,641  $3,221
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)                       1.35%    1.33%    1.20%     1.06%   1.04%
  Net investment income                4.48     4.44     4.07      4.54    4.93
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                  35%      98%      48%       36%     81%
--------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
(3) The Manager has waived all or part of its fees for the years ended March 31, 1999, 1998 and 1997. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                           Expense Ratios
                     Net Investment Income          Without Fee Waivers and/or
                      Per Share Decreases             Expense Reimbursements
                    -----------------------           -----------------------
                    1999     1998     1997             1999    1998     1997
                    -----    -----    -----            -----   -----    -----
    Class L         $0.02    $0.04    $0.05            1.31%   1.39%    1.46%

(4) As a result of voluntary expense limitations, expense ratios will not exceed 1.35%.

         39 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                  CLASS A SHARES
                                    ------------------------------------------
PENNSYLVANIA PORTFOLIO                2001(1)  2000(1)  1999(1)  1998     1997
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR     $12.18   $13.44  $13.54   $12.66  $12.62
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)               0.69     0.67    0.66     0.73    0.71
  Net realized and unrealized
      gain (loss)                        0.71    (1.25)   0.08     0.95    0.04
--------------------------------------------------------------------------------
Total Income (Loss) From Operations      1.40    (0.58)   0.74     1.68    0.75
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                 (0.69)   (0.66)  (0.69)   (0.69)  (0.71)
  Net realized gains                       --    (0.02)  (0.15)   (0.11)     --
--------------------------------------------------------------------------------
Total Distributions                     (0.69)   (0.68)  (0.84)   (0.80)  (0.71)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR           $12.89   $12.18  $13.44   $13.54  $12.66
--------------------------------------------------------------------------------
TOTAL RETURN                            11.84%   (4.31)%  5.61%   13.52%   6.11%
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)        $31,203  $27,978 $31,718  $15,955 $15,152
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3)                         0.54%    0.63%   0.50%    0.37%   0.37%
  Net investment income                  5.55     5.29    4.94     5.46    5.66
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                    34%      54%     49%      81%    122%
--------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The Manager has waived all or part of its fees for the years ended March 31, 2001, 2000, 1999, 1998 and 1997. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                    Expense Ratios
              Net Investment Income           Without Fee Waivers and/or
               Per Share Decreases              Expense Reimbursements
         -------------------------------    ------------------------------
          2001  2000  1999  1998  1997       2001  2000  1999  1998  1997
          ----- ----- ----- ----- -----      ----- ----- ----- ----- -----
 Class A  $0.02 $0.01 $0.03 $0.05 $0.06      0.74% 0.75% 0.75% 0.79% 0.82%

(3) As a result of voluntary expense limitations, expense ratios will not exceed 0.80%

         40 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                  CLASS B SHARES
                                    ------------------------------------------
PENNSYLVANIA PORTFOLIO                2001(1)  2000(1)   1999(1)   1998    1997
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR     $12.17   $13.42   $13.52  $12.64  $12.61
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(2)               0.62     0.60     0.60    0.65    0.65
  Net realized and unrealized
    gain (loss)                          0.70    (1.24)    0.07    0.96    0.03
--------------------------------------------------------------------------------
Total Income (Loss) From Operations      1.32    (0.64)    0.67    1.61    0.68
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                 (0.63)   (0.59)   (0.62)  (0.62)  (0.65)
  Net realized gains                       --    (0.02)   (0.15)  (0.11)     --
--------------------------------------------------------------------------------
Total Distributions                     (0.63)   (0.61)   (0.77)  (0.73)  (0.65)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR           $12.86   $12.17   $13.42  $13.52  $12.64
--------------------------------------------------------------------------------
TOTAL RETURN                            11.15%   (4.78)%   5.07%  12.97%   5.56%
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)        $29,894  $26,296  $25,234 $19,268 $15,559
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)(3)                         1.08%    1.15%    1.01%   0.89%   0.88%
  Net investment income                  5.01     4.79     4.45    4.94    5.15
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                   34%       54%      49%     81%    122%
--------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The Manager has waived all or part of its fees for the years ended March 31, 2001, 2000, 1999, 1998 and 1997. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                    Expense Ratios
              Net Investment Income           Without Fee Waivers and/or
               Per Share Decreases              Expense Reimbursements
         -------------------------------    ------------------------------
          2001  2000  1999  1998  1997       2001  2000  1999  1998  1997
          ----- ----- ----- ----- -----      ----- ----- ----- ----- -----
 Class B  $0.02 $0.01 $0.03 $0.05 $0.06      1.28% 1.26% 1.26% 1.31% 1.33%

(3) As a result of voluntary expense limitations, expense ratios will not exceed 1.30%.

         41 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

                                                  CLASS L SHARES
                                    ------------------------------------------
PENNSYLVANIA PORTFOLIO                2001(1)  2000(1) 1999(1)(2)   1998   1997
--------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF YEAR    $12.16   $13.41   $13.51   $12.64  $12.61
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income(3)              0.61     0.59     0.60     0.64    0.64
  Net realized and unrealized
    gain (loss)                         0.70    (1.24)    0.06     0.96    0.04
--------------------------------------------------------------------------------
Total Income (Loss) From Operations     1.31    (0.65)    0.66     1.60    0.68
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                (0.62)   (0.58)   (0.61)   (0.62)  (0.65)
  Net realized gains                      --    (0.02)   (0.15)   (0.11)     --
--------------------------------------------------------------------------------
Total Distributions                    (0.62)   (0.60)   (0.76)   (0.73)  (0.65)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR          $12.85   $12.16   $13.41   $13.51  $12.64
--------------------------------------------------------------------------------
TOTAL RETURN                           11.08%   (4.83)%   5.02%   12.84%   5.51%
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)       $10,381   $8,635  $10,490   $7,729  $5,731
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)(4)                        1.16%    1.20%    1.07%   0.94%    0.94%
  Net investment income                 4.94     4.70     4.40    4.89     5.09
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                   34%      54%      49%     81%     122%
--------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
(3) The Manager has waived all or part of its fees for the years ended March 31, 2001, 2000, 1999, 1998 and 1997. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                    Expense Ratios
              Net Investment Income           Without Fee Waivers and/or
               Per Share Decreases              Expense Reimbursements
         ------------------------------      -----------------------------
          2001  2000  1999  1998  1997       2001  2000  1999  1998  1997
          ----- ----- ----- ----- -----      ----- ----- ----- ----- -----
 Class L  $0.02 $0.01 $0.03 $0.05 $0.06      1.36% 1.32% 1.32% 1.36% 1.39%

(4) As a result of voluntary expense limitations, expense ratios will not exceed 1.35%.

         42 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF SMITH BARNEY MUNI FUNDS:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Georgia Portfolio and Pennsylvania Portfolio ("Portfolios") of Smith Barney Muni Funds ("Fund") as of March 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Portfolios of the Fund as of March 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
May 8, 2001

         43 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Portfolios hereby designate for the fiscal year ended March 31, 2001, the following percentages of the dividends paid by the Portfolios from net investment income as tax exempt for regular Federal income tax purposes:

         Georgia Portfolio                             99.70%
         Pennsylvania Portfolio                       100.00

         44 SMITH BARNEY MUNI FUNDS | 2001 Annual Report to Shareholders

 SMITH BARNEY
  MUNI FUNDS


TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon,
  Chairman
Roderick C. Rasmussen
John P. Toolan
Joseph H. Fleiss, Emeritus

OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Anthony Pace
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER
Smith Barney
Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

CUSTODIAN
PFPC Trust Company

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

   SMITH BARNEY MUNI FUNDS
-------------------------------------------------------------------------------


This report is submitted for the general information of shareholders of Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolios. If used as sales material after June 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY MUNI FUNDS
Smith Barney Mutual Funds
7 World Trade Center
New York, New York 10048

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

WWW.SMITHBARNEY.COM/MUTUALFUNDS

LOGO: SALOMONSMITHBARNEY

A MEMBER OF CITIGROUP

UMBRELLA LOGO


Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD0789 5/01

                                  SMITH BARNEY
                                   MUNI FUNDS

                                CALIFORNIA MONEY
                                MARKET PORTFOLIO


                         ANNUAL REPORT | MARCH 31, 2001













                       [SMITH BARNEY LOGO] SMITH BARNEY
                                           MUTUAL FUNDS
                Your Serious Money. Professionally Managed./SM/



             NOT FDIC INSURED - NOT BANK GUARANTEED - MAY LOSE VALUE

                           A MESSAGE FROM THE CHAIRMAN

[PHOTO OF HEATH B. MCLENDON]
HEATH B. MCLENDON
CHAIRMAN

Since the introduction of the first money fund in 1972, the explosive growth of money market funds has gone hand in hand with the growth of the entire mutual fund industry. Over the last 29 years, millions of investors have made money market funds a key part of their investment portfolios. While all investments involve some degree of risk, money market funds provide investors with an opportunity to earn current short-term interest rates with a higher degree of liquidity than most other types of mutual funds.(1) In fact, as the stock market has become increasingly more volatile, more investors are participating in money funds than in many years.

The Smith Barney Muni Funds -- California Money Market Portfolio ("Portfolio") seeks to provide income exempt from both federal income taxes and California personal income taxes from a portfolio of high-quality, short-term municipal obligations selected for liquidity and stability of principal.(2) Portfolio managers Joseph P. Deane and Joseph Benevento employ a system of fundamental credit analysis to identify what they deem to be undervalued sectors and individual securities. They only purchase the securities of issuers that they believe present minimal credit risk.

As the global economy becomes more balanced and the U.S. becomes plagued by market instability, it has become more important than ever to choose an investment manager you trust. When you invest in a fund that is managed by a Citigroup Asset Management adviser, you gain access to the experience and resources of one of the world's largest and most well-respected financial institutions.

Thank you for your continued confidence in our investment management approach.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman

APRIL 16, 2001

----------
(1) PLEASE NOTE THAT AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

(2) PLEASE NOTE THAT A PORTION OF THE INCOME FROM THE PORTFOLIO MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX ("AMT").

      1    SMITH BARNEY MUNI FUNDS      2001 Annual Report to Shareholders

[PHOTO OF JOSEPH P. DEANE]
JOSEPH P. DEANE
VICE PRESIDENT

[PHOTO OF JOSEPH BENEVENTO]
JOSEPH BENEVENTO
VICE PRESIDENT


DEAR SHAREHOLDER:

We are pleased to provide you with the annual report for the Smith Barney Muni Funds -- California Money Market Portfolio ("Portfolio") for the period ended March 31, 2001. In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our portfolio strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Please note, the information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio, or that the percentage of the Portfolio's assets held in various sectors will remain the same. Please refer to pages 7 through 17 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of March 31, 2001 and is subject to change.

PERFORMANCE UPDATE

As previously noted, the Portfolio seeks to provide income exempt from both federal income taxes and California personal income taxes from a portfolio of high-quality, short-term municipal obligations selected for liquidity and stability of principal.

As of March 31, 2001, the Portfolio's seven-day current yield was 2.80%. The Portfolio's seven-day effective yield(1) -- which reflects compounding -- was 2.84%.

Please note that your investment in the Portfolio is neither insured, nor guaranteed by the Federal Deposit Insurance Corporation or any other government

----------
(1) THE SEVEN-DAY EFFECTIVE YIELD IS CALCULATED SIMILARLY TO THE SEVEN-DAY YIELD BUT, WHEN ANNUALIZED, THE INCOME EARNED BY AN INVESTMENT IN THE PORTFOLIO OR A CLASS OF THE PORTFOLIO IS ASSUMED TO BE REINVESTED. THE EFFECTIVE YIELD WILL BE SLIGHTLY HIGHER THAN THE YIELD BECAUSE OF THE COMPOUNDING EFFECT OF THE ASSUMED REINVESTMENT.

    2    SMITH BARNEY MUNI FUNDS      2001 Annual Report to Shareholders
agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

CALIFORNIA ECONOMIC HIGHLIGHTS(2)

California's favorable credit rating is based on its moderate debt burden, strong labor force, and the strength and diversity of its economy. Growth in exports and employment has driven the state's unemployment rate to a 30-year low. Although the state's economy is exposed to the same uncertainty as the national economy, the diverse economic base should help the state to outperform the national economy.

The ongoing concern for the state is the deepening electric power crisis and its potential economic impact. The state's power crisis stems from skyrocketing wholesale power costs and the inability of the state's two largest utility companies, Southern California Edison and Pacific Gas & Electric, to pass along higher energy costs to its customers. In mid-January, Governor Davis signed an emergency proclamation that will allow the state to take charge of the purchasing and sale of electric power through the Department of Water Resources. The purchases, to date, have been funded by the state's General Fund. While the General Fund, advances have not affected the state's strong liquidity position, the potential for further increasing wholesale power costs and the uncertainty of future involvement of the state's General Fund has prompted both Moody's and Standard & Poor to place California's credit rating on a negative credit watch.

While significant challenges remain, we believe that California will remain a competitive economic force for many years to come.

MUNICIPAL BOND MARKET AND ECONOMIC OVERVIEW & OUTLOOK

During the period, the bond market has performed relatively well, and we have observed periods of rallies in anticipation of further easing of monetary policy by the Federal Reserve Board ("Fed"). The market has been steady from the perspective of the U.S. Treasury market with the long bond yielding between 5.4% and 5.9%. Over the near term, we expect the Fed to continue to ease short-term rates.

Fed Chairman Alan Greenspan has warned that U.S economic growth has slowed substantially and some downside risks may predominate in the coming months. But the Fed chief was also quick to point out that he sees signs that the economy

----------
(2)      SOURCES: FITCH IBCA, DUFF & PHELPS.


    3    SMITH BARNEY MUNI FUNDS      2001 Annual Report to Shareholders
will emerge quickly from the slowdown. Greenspan recently released new Fed projections that show U.S. annual Gross Domestic Product ("GDP")(3) would slow to about 2% to 2.5% this year, forecasting a substantial slowdown, on balance, for 2001. These statistics are well below the Fed's forecasts last July of as much as a 3.75% annual advance in GDP.

We think the economic slowdown has triggered inventory imbalances by businesses and has somewhat diminished consumer confidence. Following the Fed easing, the immediate reaction in the stock market was certainly favorable, but the reaction in the bond market was notably less euphoric. We think the reason may be that bond investors had been anticipating a Fed rate action sooner rather than later and as a result bond prices rallied for several weeks. When the Fed actually reduced the federal funds rate ("fed funds rate")(4) target, many investors were ready for profit-taking.

We previously observed that the bond market experienced a slight surge in anticipation of future Fed easings during the period. And while no guarantees can be given, we believe that a bond market rally should begin to start by the end of the first quarter of 2001. We also expect lower interest rates to bring the economy in for a soft landing. Moreover, with the end of the presidential elections, we think we have gained a much clearer insight into the political environment that confronts the bond market. In general, it is relatively benign compared to prior years.

In the near term, we think the bond market will be influenced by two factors: further Fed actions and President Bush's proposed tax package, the latter of which should be making its way through Congress by April or May.

While debates on hard versus soft landings will continue, the consensus is that the U.S. economy has slowed considerably and will continue to do so until the Fed's monetary easing takes hold. The general rule for many investment professionals is approximately a 12-month lag from the time the Fed eases, until we see substantial economic improvement. We think this leaves open the possibility of a Fed monetary policy bias toward easing and lower interest rates for the next several months.

----------
(3) GDP IS THE MARKET VALUE OF THE GOODS AND SERVICES PRODUCED BY LABOR AND PROPERTY IN THE U.S. GDP COMPRISES CONSUMER AND GOVERNMENT PURCHASES, PRIVATE DOMESTIC INVESTMENTS AND NET EXPORTS OF GOODS AND SERVICES.

(4) THE FED FUNDS RATE IS THE INTEREST RATE THAT BANKS WITH EXCESS RESERVES AT A FEDERAL RESERVE DISTRICT BANK CHARGE OTHER BANKS THAT NEED OVERNIGHT LOANS. THE FED FUNDS RATE OFTEN POINTS TO THE DIRECTION OF U.S. INTEREST RATES.

     4    SMITH BARNEY MUNI FUNDS      2001 Annual Report to Shareholders

TAX-EXEMPT MONEY MARKET OVERVIEW AND OUTLOOK

During the period, the U.S. economy has slowed down and the Fed has moved more aggressively than usual in response to weaker demand. The 1.5% interest rate cut that has occurred in three half-point moves starting January 3, 2001 marked the biggest period of Fed easing since a 1.75% decrease in rates in late 1984 when Paul Volcker was Fed Chairman. In our view, this prompt easing is likely to accelerate the healing process, even if economic activity deteriorates abruptly in the very near term.

Last year, the impact of the April 15th tax payment deadline had a significant impact with respect to outflows from the short-term, tax-exempt securities market. Many investment professionals believe that this year will be a repeat of last year. The outflows from the short-term, tax-exempt securities may be slightly muted due to the effects of a slowing economy and declines in the U.S. stock market.

In the Variable Rate Demand Obligation ("VRDO")(5) market, which represents the shorter end of the municipal money market yield curve,(6) supply-and-demand imbalances have led to increased volatility during periods of cyclical cash flows. Over the normal course of the year, tax-exempt money funds tend to experience large, cyclical cash flows. For example, during the month of April, yields for VRDOs generally surge as tax-exempt money funds experience large redemptions relating to income tax payments. And during the month of July, when tax-exempt money funds experience large inflows from bond coupon collections and bond calls, yields often quickly retreat to levels more expensive than their taxable equivalents.

INVESTMENT STRATEGY

During the period, we maintained the Portfolio's average maturity target to a 50 to 55 day range. We have maintained the Portfolio's average maturity by purchasing what we deem to be high-quality liquid municipal notes.

Over the period and due in large part to higher stock market volatility, assets in the tax-exempt money market industry rose by approximately $29 billion, with total assets of roughly $244 billion as of March 31, 2001.

----------
(5) VRDOS ARE DEMAND INSTRUMENTS THAT USUALLY HAVE AN INDICATED MATURITY OF MORE THAN ONE YEAR, BUT THEY CONTAIN A DEMAND FEATURE THAT ENABLES THE HOLDER TO REDEEM THE INVESTMENT ON NO MORE THAN 30 DAYS' NOTICE. THESE INSTRUMENTS PROVIDE FOR AUTOMATIC ADJUSTMENT OF NEW RATES ON SET DATES AND ARE GENERALLY SUPPORTED BY LETTERS OF CREDIT ISSUED BY DOMESTIC OR FOREIGN BANKS.

(6) THE YIELD CURVE IS THE GRAPHICAL DEPICTION OF THE RELATIONSHIP BETWEEN THE YIELD ON BONDS OF THE SAME CREDIT QUALITY BUT DIFFERENT MATURITIES.

     5    SMITH BARNEY MUNI FUNDS      2001 Annual Report to Shareholders

The slowdown in the U.S. economy has forced many state and local governments to tap into their "rainy day accounts" and we expect an increased need for short-term cash flow financing. As a function of increased supply, we believe the short-term, tax-exempt market will present value in comparison to taxable counterparts. Moreover, we expect the eventual calming of U.S. stock markets to bring outflows from tax-exempt money market funds. (Of course, no guarantees can be given that our expectations will be met.)

Thank you for investing in the Smith Barney Muni Funds -- California Money Market Portfolio. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Joseph Benevento                     /s/ Joseph P. Deane

Joseph Benevento                         Joseph P. Deane
Vice President                           Vice President

APRIL 16, 2001


      6    SMITH BARNEY MUNI FUNDS      2001 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2001

FACE
AMOUNT         RATING(a)                          SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
 $6,500,000    A-1+             ABAG Finance Luile Packard Childrens Hospital Series 93
                                   AMBAC-Insured 3.40% VRDO                                   $ 6,500,000
                                ABN-AMRO Munitops Certificates PART:
 28,965,000    VMIG 1*             California GO MBIA-Insured 2000-1 3.50% due 9/19/01         28,965,000
                                  FGIC-Insured:
  3,000,000    VMIG 1*             Contra Costa Water Revenue 3.95% due 5/30/01                 3,000,000
 19,675,000    VMIG 1*                Port of Oakland 2000-5 4.00% 10/17/01 AMT                19,675,000
  6,500,000    VMIG 1*                Sacramento Airport 3.43% VRDO                             6,500,000
 14,500,000    VMIG 1*                San Diego Water Project 3.43% VRDO                       14,500,000
 41,340,000    VMIG 1*                San Francisco Airport MUNITOP
                                                    4.10% due 5/14/01 AMT                      41,340,000
                                Alameda Contra Costa Schools Financing Authority
                                  Project VRDO:
  4,895,000    A-1+                   Series D 3.25%                                            4,895,000
  3,365,000    A-1                    Series F 3.25%                                            3,365,000
  8,935,000    A-1+                   Series G AMBAC-Insured 3.20%                              8,935,000
                                 Alameda County:

  5,000,000    SP-1+               1997 TRAN 4.99% due 7/2/01                                   5,008,448
  1,200,000    SP-1+               IDR Design 3.60% VRDO AMT                                    1,200,000
  8,600,000    A-1+             Anaheim Electric Revenue TECP 3.75% due 4/6/01                  8,600,000
  6,300,000    A-1+             Anaheim Housing Authority MFH Revenue Bonds Var-Sea
                                   Wind Apartments Series C 3.40% VRDO AMT                      6,300,000
  5,300,000    A-1              Anaheim UHSD FSA-Insured 3.40% VRDO                             5,300,000
  5,700,000    A-1              Auburn USD COP (Capital Improvement Financing Project)
                                   3.40% VRDO                                                   5,700,000
  4,450,000    VMIG 1*          Barstow MFH Rimrock Village 3.42% VRDO AMT                      4,450,000
 13,170,000    SP-1+            Berkeley University School District Tax & Revenue Bonds
                                   4.70% due 9/20/01                                           13,223,768
  4,500,000    VMIG 1*          California Alternative Energy Rock Creek Project Series 86
                                   3.05% VRDO AMT                                               4,500,000
 28,500,000    SP-1+            California Central Valley Schools Financing Authority
                                   Tax & Revenue Anticipation Bonds
                                   4.40% due 11/29/01                                          28,599,959
                                California EDA Financial Authority VRDO:
                                   ISO Corp. Project MBIA-Insured:
 12,500,000    A-1+                   Series A 5.25%                                           12,500,000
 41,300,000    A-1+                   Series C 5.25%                                           41,300,000
  1,800,000    A-1+                Lion Raisins Project Series 3.45% AMT                        1,800,000
  4,000,000    NR+                 River Ranch Foods 98 3.45% AMT                               4,000,000
  1,400,000    A-1                 Roller Bearing Co. of America 3.75% AMT                      1,400,000
                                California EFA Revenue Bonds Stanfords University VRDO:
  2,500,000    A-1+                Series L-4 3.30%                                             2,500,000
  7,965,000    A-1+                Series L-6 3.30%                                             7,965,000
  9,260,000    AA               California GO 6.00% due 12/1/01                                 9,389,230


                       SEE NOTES TO FINANCIAL STATEMENTS.


     7    SMITH BARNEY MUNI FUNDS      2001 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2001

FACE
AMOUNT         RATING(a)                          SECURITY                                        VALUE
-----------------------------------------------------------------------------------------------------------
                                  California Health Facility Authority:
$   6,900,000    A-1+                Adventist Health Series B MBIA-Insured 3.40% VRDO         $  6,900,000
                                     Catholic Healthcare:
    5,600,000    A-1+                   Series B MBIA-Insured 3.45% VRDO                          5,600,000
                                        Series D AMBAC-Insured (Escrowed with government
                                           securities to 7/1/01 Call @ 102):
    9,000,000    A-1+                         6.50% due 7/1/01                                    9,236,183
   13,000,000    A-1+                         6.65% due 7/1/01                                   13,345,896
    6,365,000    A-1+                Cedars Sinai PART 3.45% VRDO                                 6,365,000
   29,120,000    A-1+                Presbyterian Homes MBIA-Insured 3.40% VRDO                  29,120,000
   12,880,000    A-1+                Sutter Health Series B AMBAC-Insured 3.35% VRDO             12,880,000
                                  California HFA Revenue Home Mortgage Revenue:
   20,000,000    NR+                 AMBAC-Insured Series Q 3.35% VRDO AMT                       20,000,000
                                     FSA-Insured:
   20,100,000    A-1+                   Series C 3.35% VRDO AMT                                  20,100,000
   20,000,000    A-1+                   Series J 3.25% VRDO AMT                                  20,000,000
                                     MBIA-Insured:
   11,210,000    A-1+                   Series I 4.05% due 6/1/01 AMT                            11,210,000
    8,565,000    A-1+                   Series J-2 3.30% VRDO                                     8,565,000
    1,500,000    A-1+                   Series M PART 3.35% VRDO AMT                              1,500,000
   15,000,000    A-1                    Series U 3.40% VRDO AMT                                  15,000,000
    2,900,000    SP-1+                  Series W 3.90% due 10/1/01 AMT                            2,900,000
    1,950,000    A-1+             California IDR Coast Grain 3.50% VRDO AMT                       1,950,000
                                 California MFH:
    4,300,000    VMIG 1*             Creekside Drive 3.30% VRDO                                   4,300,000
    5,400,000    A-1+                Livermore Portola Meadows Apartments A
                                        3.45% VRDO AMT                                            5,400,000
   24,495,000    A-1+             California GO Municipal Securities Trust Certificates
                                     Series 2000-96 Class A PART 3.87% VRDO                      24,495,000
                                  California Pollution Control Finance Authority:
    8,600,000    VMIG 1*             Acro Environmental Improvement Bonds
                                        3.40% VRDO AMT                                            8,600,000
    5,155,000    NR+                 Alameda County Industrial Project Series A 3.35% VRDO        5,155,000
    5,500,000    NR+                 Athens Series A 3.35% VRDO                                   5,500,000
    4,835,000    NR+                 Bay Leasing Series A 3.35% VRDO                              4,835,000
    2,000,000    NR+                 BLT Enterprises Series 99A 3.35% VRDO AMT                    2,000,000
    5,000,000    NR+                 Blue Line Transfer 3.35% VRDO AMT                            5,000,000
    1,960,000    NR+                 California County Sanitary Series 99A 3.35% VRDO AMT         1,960,000
    3,175,000    NR+                 CR & R Inc. Project Series A 3.40% VRDO                      3,175,000
    1,900,000    A-1+                Delano Biomass Energy Co. Project 3.45% VRDO AMT             1,900,000
   16,700,000    NR+                 Edco Disposal Corp. Project 3.35% VRDO AMT                  16,700,000
    3,100,000    NR+                 Garaventa Enterprises Inc. 3.35% VRDO AMT                    3,100,000
                                     Metro Recycling Corp. Project:
    3,400,000    NR+                    Series A 3.40% VRDO AMT                                   3,400,000
    3,000,000    NR+                    Series B 3.40% VRDO                                       3,000,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

    8    SMITH BARNEY MUNI FUNDS      2001 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2001

FACE
AMOUNT         RATING(a)                          SECURITY                                        VALUE
-----------------------------------------------------------------------------------------------------------
$   5,500,000    P-1*                Mining Series 84A MBIA-Insured 3.25% VRDO                 $  5,500,000
    3,110,000    A-1+                Perdomo BLT Enterprises Project A 3.35% VRDO AMT             3,110,000
                                     Santa Clara Valley Disposal Co.:
    4,235,000    A-1+                   Series A 3.25% VRDO AMT                                   4,235,000
    7,665,000    VMIG 1*                Series B 3.35% VRDO                                       7,665,000
                                     Shell Oil Martinez Refining Project A:
    7,600,000    A-1+                   3.30% AMT VRDO                                            7,600,000
   12,000,000    A-1+                   3.35% AMT VRDO                                           12,000,000
    8,675,000    P-1*                Sierra Pacific Project 3.45% VRDO AMT                        8,675,000
    1,360,000    NR+                 Sonoma Compost Co. Project Series A
                                        3.35% VRDO AMT                                            1,360,000
                                   Southdown:
    6,395,000    A-1+                   Series 83A 3.30% VRDO                                     6,395,000
    6,700,000    A-1+                   Series 83B 3.30% VRDO                                     6,700,000
    3,160,000    VMIG 1*             Taormina Industries Inc. 3.35% VRDO AMT                      3,160,000
    3,300,000    NR+                 Willits Project Series A 3.35% VRDO AMT                      3,300,000
                                     Windham Energy:
    4,510,000    A-1                    Series A 3.35% VRDO AMT                                   4,510,000
    8,245,000    A-1                    Series B 3.35% VRDO AMT                                   8,245,000
                                  California Rancho Water District Finance Authority:
   30,000,000    A-1                 AMBAC-Insured (Escrowed with U.S. government
                                        securities to 9/1/01 Call @ 102) 6.43% due 9/1/01        30,920,708
    8,750,000    A-1+                PART FGIC-Insured 3.40% VRDO                                 8,750,000
    2,400,000    A-1              California Redwood City Hall Project PART 3.45% VRDO            2,400,000
   96,000,000    SP-1+            California School Cash Reserve Program Authority Pool
                                     Series A FSA-Insured 5.25% due 7/3/01                       96,244,727
    7,200,000    A-1+             California School Financing Corp. Project Series C
                                     3.35% VRDO                                                   7,200,000
                                  California State GO PART:
    2,630,000    VMIG 1*             3.05% VRDO                                                   2,630,000
   12,200,000    A-1                 3.45% VRDO                                                  12,200,000
    4,500,000    VMIG 1*             3.40% VRDO AMT                                               4,500,000
                                     FGIC-Insured:
    4,120,000    A-1+                   3.30% VRDO                                                4,120,000
   17,000,000    A-1+                   3.70% VRDO                                               17,000,000
    7,425,000    A-1+                MBIA-Insured 3.50% VRDO                                      7,425,000
                                  California State GO TECP:
   14,000,000    A-1                 2.75% due 4/11/01                                           14,000,000
   16,900,000    A-1                 2.75% due 5/7/01                                            16,900,000
    8,300,000    A-1                 2.75% due 5/11/01                                            8,300,000
   15,000,000    A-1                 2.70% due 5/22/01                                           15,000,000
    5,500,000    A-1                 2.30% due 5/25/01                                            5,500,000
   14,000,000    A-1                 2.40% due 5/25/01                                           14,000,000
    2,600,000    A-1                 2.40% due 6/1/01                                             2,600,000


                       SEE NOTES TO FINANCIAL STATEMENTS.


    9    SMITH BARNEY MUNI FUNDS      2001 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2001

FACE
AMOUNT         RATING(a)                          SECURITY                                        VALUE
-----------------------------------------------------------------------------------------------------------
  $ 3,050,000    VMIG 1*          California State Public Works AMBAC-Insured PART
                                     3.25% VRDO                                                $  3,050,000
                                  California Statewide Development Authority PART:
    3,000,000    A-1+                3.45% VRDO                                                   3,000,000
   18,790,000    A-1+                3.45% VRDO AMT                                              18,790,000
    3,500,000    A-1+                A&B Die Casting Corp. Series A 3.25% VRDO AMT                3,500,000
   17,000,000    A-1+                Canyon Creek Apartments 3.35% VRDO AMT                      17,000,000
    3,000,000    A-1+                House Ear Institute-Certificate Participation
                                        3.45% VRDO                                                3,000,000
    5,000,000    VMIG 1*             Merlot Series E FSA-Insured 3.34% VRDO                       5,000,000
    2,900,000    NR+                 Mesa Farms Project 3.45% VRDO AMT                            2,900,000
    2,400,000    A-1+                Nicholas Pistachio Series C 3.50% VRDO AMT                   2,400,000
    1,780,000    VMIG 1*             Nonprofit's Insurance Alliance Series A
                                        3.45% VRDO                                                1,780,000
    2,000,000    A-1+                Oakmont of Danville Sunrise Series A
                                        3.50% VRDO AMT                                            2,000,000
   10,000,000    A-1+                One Park Place 3.40% VRDO AMT                               10,000,000
   18,800,000    SP-1+               Tax & Revenue Anticipation Bonds FSA-Insured
                                        5.25% due 6/29/01                                        18,843,065
   21,700,000    A-1+             California Transit Finance Authority Series 97
                                     FSA-Insured 3.25% VRDO 21,700,000
                                  California Veterans Affairs:
   20,350,000    VMIG 1*             Merlots Series KKK 4.00% due 8/31/01                        20,350,000
   12,915,000    A-1                 Series 98 PART AMBAC-Insured
                                        4.11% due 6/14/01 AMT                                    12,915,000
   23,300,000    A-1+             California Wateruse Revenue FSA-Insured
                                     3.25% VRDO                                                  23,300,000
    9,571,000    VMIG 1*          Clipper California Tax-Exempt Trust Series 98-99 PART
                                     AMBAC-Insured 3.30% VRDO AMT                                 9,571,000
    4,000,000    A-1+             Contra Costa California Water District TECP
                                     2.00% due 4/2/01                                             4,000,000
                                  Contra Costa County MFH Revenue:
    4,600,000    A-1+                Delta Square Apartments Project Series H
                                        3.35% VRDO                                                4,600,000
   19,400,000    A-1+                Series A 3.35% VRDO AMT                                     19,400,000
    6,955,000    A-1+             Corona MFH (Country Hills Project) 3.25% VRDO                   6,955,000
   14,500,000    VMIG 1*          Dublin San Ramon Sewer MBIA-Insured 3.50% VRDO                 14,500,000
    9,800,000    VMIG 1*          Elinsore Valley Municipal Water FGIC-Insured
                                     3.40% VRDO                                                   9,800,000
    3,600,000    VMIG 1*          Escondido COP Escondid Promenade Series 86
                                     3.45% VRDO AMT                                               3,600,000
    3,900,000    A-1              Fremont COP Project A 3.25% VRDO                                3,900,000
    6,800,000    A-1+             Fremont MFH Treetops Apartments Series A
                                     3.40% VRDO AMT                                               6,800,000


                       SEE NOTES TO FINANCIAL STATEMENTS.


    10    SMITH BARNEY MUNI FUNDS      2001 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)       MARCH 31, 2001

FACE
AMOUNT         RATING(a)                          SECURITY                                        VALUE
-----------------------------------------------------------------------------------------------------------
$  19,900,000    A-1+             Fresno California Sewer Sub. Lien Series A FGIC-Insured
                                     3.40% VRDO                                                 $19,900,000
   40,000,000    A-1+             Fresno California Trinity Health Credit Series C
                                     3.40% VRDO                                                  40,000,000
    9,000,000    SP-1+            Fresno County California Series 2000 TRAN
                                     5.00% due 7/2/01                                             9,016,537
    2,800,000    A-1+             Golden Empire School Financing Authority (Kern
                                     High School District Project) 3.35% VRDO                     2,800,000
                                  Irvine California Improvement Bond Act 1915:
    1,309,000    A-1+                Assesment District 94-13 3.35% VRDO                          1,309,000
    2,800,000    A-1+                Assesment District 97-16 3.35% VRDO                          2,800,000
   19,930,000    VMIG 1*          Irvine Public Facilities Capital Improvement Series 85
                                     3.40% VRDO                                                  19,930,000
    1,770,000    A-1 +            Irvine Ranch Water Districts Series A 3.40% VRDO                1,770,000
   27,200,000    SP-1+            Kern County California TRAN 5.00% due 7/3/01                   27,249,125
    3,650,000    A-1+             Lancaster MFA (Willows Project) Series A
                                     3.35% VRDO AMT                                               3,650,000
                                  Long Beach California Housing Authority Series B:
    6,250,000    A-1+                Channel Point Apartments 3.30% VRDO AMT                      6,250,000
   13,400,000    VMIG 1*             Channel Gateway Apartments 3.40% VRDO AMT                   13,400,000
    2,500,000    A-1+                Loans to Lenders 3.45% VRDO AMT                              2,500,000
    9,400,000    A-1+             Los Angeles California Community Redevelopment
                                     Agency (Grand Promenade Project) 3.35%                       9,400,000
    2,270,000    A-1+             Los Angeles California Series B 5.00% due 9/1/01                2,281,441
   26,800,000    VMIG 1*          Los Angeles California Trust Series N-8 Regulation D
                                     3.45% VRDO                                                  26,800,000
                                  Los Angeles California USD:
   25,365,000    A-1                 Belmont Learning Complex Series A 3.25% VRDO                25,365,000
    9,635,000    A-1+                PART MBIA-Insured 4.20% due 8/16/01                          9,635,000
                                  Los Angeles County Department of Water:
   26,000,000    A-1+                Series B 3.30% VRDO                                         26,000,000
   11,700,000    A-1+                Series D 3.50% VRDO                                         11,700,000
   45,000,000    A-1+                Series E 3.50% VRDO                                         45,000,000
   10,000,000    A-1+                Series F 3.50% VRDO                                         10,000,000
   15,000,000    A-1+                TECP 3.75% due 5/17/01                                      15,000,000
    1,900,000    A-1+             Los Angeles County Industrial Development Authority
                                     (Tulip Corp. Project) Series A 3.45% VRDO AMT                1,900,000
                                  Los Angeles County GO:
    9,285,000    A-1+                Series 9004 Class A FGIC-Insured 3.60% VRDO                  9,285,000
   27,535,000    MIG 1*              Series A 5.00% due 6/29/01                                  27,589,782
                                  Los Angeles County MFH:
   10,700,000    A-1+                Crescent Garden Apartments Series 1984 Issue A
                                        3.50% VRDO                                               10,700,000
    2,400,000    A-1+                Fountain Park 3.30% VRDO AMT                                 2,400,000


                       SEE NOTES TO FINANCIAL STATEMENTS.


    11    SMITH BARNEY MUNI FUNDS      2001 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2001

FACE
AMOUNT         RATING(a)                          SECURITY                                        VALUE
-----------------------------------------------------------------------------------------------------------
  $15,000,000    A-1+                Malibu Canyon Apartments Series S 3.35%                    $15,000,000
                                  Los Angeles County TRANS:
   28,155,000    A-1+                MBIA-Insured 3.45% VRDO                                     28,155,000
    6,530,000    A-1+                Sales Tax Revenue FSA-Insured 3.30% VRDO                     6,530,000
    9,995,000    VMIG 1*             Series 351 AMBAC-Insured 3.25% VRDO                          9,995,000
                                  Los Angeles Department of Water & Power TECP:
   10,500,000    A-1+                3.80% due 4/6/01                                            10,500,000
   20,000,000    A-1+                2.85% due 6/8/01                                            20,000,000
    7,000,000    A-1+                3.75% due 6/13/01                                            7,000,000
   12,000,000    A-1+                2.55% due 7/12/01                                           12,000,000
                                  Los Angeles Metropolitan Transit Authority TECP:
   15,800,000    A-1                 3.80% due 4/6/01                                            15,800,000
    9,800,000    A-1                 3.85% due 4/10/01                                            9,800,000
    1,000,000    A-1                 2.70% due 5/22/01                                            1,000,000
                                  Los Angeles Wastewater:
                                      TECP:
    4,500,000    A-1+                   3.00% due 4/5/01                                          4,500,000
   21,500,000    A-1+                   3.80% due 5/23/01                                        21,500,000
    6,150,000    A-1+                   2.70% due 5/25/01                                         6,150,000
                                      PART:
   16,000,000    VMIG 1*                FGIC-Insured 3.43% VRDO                                  16,000,000
    6,970,000    A-1+                   MBIA-Insured 3.50% VRDO                                   6,970,000
    9,997,500    VMIG 1*                Series 318 FGIC-Insured 3.35% VRDO                        9,997,500
                                  Metropolitan Water District Southern California
                                     Waterworks Revenue:
    9,000,000    A-1+                   Series A AMBAC-Insured 3.40% VRDO                         9,000,000
      500,000    A-1+                   Series B 3.40% VRDO                                         500,000
   10,000,000    A-1+                   Series C 3.25% VRDO                                      10,000,000
                                  Modesto Irrigation District Series 96:
    2,000,000    A-1                 2.10% due 4/6/01                                             2,000,000
    5,500,000    A-1                 2.50% due 6/13/01                                            5,500,000
   10,800,000    A-1                 3.85% due 6/15/01                                           10,800,000
    5,500,000    VMIG 1*          Modesto MFH (Shadowbrook Project) Series A
                                     3.45% VRDO                                                   5,500,000
   13,000,000    A-1+             MSR Public Power Agency (San Juan Project) Sub. Lien
                                     Series E MBIA-Insured 3.55% VRDO                            13,000,000
    3,350,000    NR+              Monterey MFH (Slautterback Project) 3.20% VRDO AMT              3,350,000
    2,750,000    SP-1+            Mount Diablo California Unified School District
                                     4.50% due 10/30/01                                           2,761,564
    6,500,000    A-1+             Mountain View California MFH Mariposa Village Series A
                                     FGIC-Insured 3.40% VRDO                                      6,500,000
                                  Oakland Alameda County (California Coliseum Project):
   15,600,000    A-1+                   Series C-1 3.30% VRDO                                    15,600,000
   49,400,000    A-1+                   Series C-2 3.35% VRDO                                    49,400,000
   16,480,000    A-1+             Oakland COP (Capital Equipment Project J) 3.35% VRDO           16,480,000


                       SEE NOTES TO FINANCIAL STATEMENTS.


    12    SMITH BARNEY MUNI FUNDS      2001 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2001

FACE
AMOUNT         RATING(a)                          SECURITY                                        VALUE
-----------------------------------------------------------------------------------------------------------
 $ 15,300,000    A-1+             Oakland Joint Power Finance Authority Lease Bonds
                                     Series 98-A-1 FSA-Insured 3.30% VRDO                       $15,300,000
    3,000,000    VMIG 1*          Oakland Merlot Series M PART AMBAC-Insured
                                     3.34% VRDO                                                   3,000,000
    5,600,000    P-1*             Ontario California Industrial Development Authority
                                     L.D. Brinkman & Co. 3.25% VRDO                               5,600,000
                                  Orange County Apartment Housing Development:
    5,275,000    VMIG 1*             Alicia Apartments Series A 3.50% VRDO AMT                    5,275,000
    3,030,000    VMIG 1*             Aliso-Creek Project B 3.35% VRDO                             3,030,000
   10,300,000    VMIG 1*             Foothill Oaks 3.40% VRDO AMT                                10,300,000
    2,000,000    A-1+                Lantern Pines 3.25% VRDO                                     2,000,000
   10,000,000    A-1+                Oasis Martinique Project 3.35% VRDO                         10,000,000
    9,000,000    A-1+                Park Ridge Villas 3.30% VRDO                                 9,000,000
    7,000,000    A-1+                WLCO Series 98-G-1 3.30% VRDO                                7,000,000
    1,700,000    VMIG 1*             Wood Canyon Villas 3.55% VRDO AMT                            1,700,000
   10,000,000    VMIG 1*             Yorba Linda Associates-Riverbend Apartments
                                        Series B 3.35% VRDO                                      10,000,000
    1,700,000    A-1+             Orange County California Sanitation Districts Series 93
                                     AMBAC-Insured 3.35% VRDO                                     1,700,000
   12,470,000    VMIG 1*          Palo Alto USD Series R PART 3.34% VRDO                         12,470,000
    6,980,000    VMIG 1*          Pasadena COP (Rose Bowl Improvement Project)
                                     Series 96 3.25%                                              6,980,000
                                  Port of Oakland California:
    6,000,000    A-1+                Series F PART FGIC-Insured 3.30% VRDO AMT                    6,000,000
                                      TECP:
    4,400,000    A-1+                   2.05% due 4/6/01 AMT                                      4,400,000
   25,450,000    A-1+                   3.75% due 6/14/01 AMT                                    25,450,000
                                  Puerto Rico Commonwealth Governmental Bond PART:
   11,420,000    VMIG 1*             Series 312 FSA-Insured 3.40% VRDO                           11,420,000
                                     MBIA-Insured:
    7,320,000    A-1+                   Series 650 3.15% VRDO                                     7,320,000
   15,595,000    VMIG 1*                Series EE 3.34% VRDO                                     15,595,000
                                  Puerto Rico Electric Power:
    3,915,000    VMIG 1*             Series 449-X PART AMBAC-Insured 3.25% VRDO                   3,915,000
   12,995,000    A-1                 Series 2000-103 Class A Rate 144A (Escrowed with
                                        government securities to 6/14/01 Call @ 100)
                                        2.90% due 6/14/01                                        12,995,000
   12,495,000    A-1+                Series 9000 Class A PART FSA-Insured
                                        4.00% due 9/11/01                                        12,495,000
    9,320,000    A-1+             Puerto Rico Environmental Control Facility Series 464
                                     MBIA-Insured 3.25% VRDO                                      9,320,000
    4,655,000    A-1+             Puerto Rico GO FSA-Insured 3.30% VRDO                           4,655,000
                                  Puerto Rico Governmental Development Bonds Bank TECP:
    9,000,000    A-1+                4.00% due 4/10/01                                            9,000,000
   16,533,000    A-1+                3.00% due 5/4/01                                            16,533,000


                       SEE NOTES TO FINANCIAL STATEMENTS.


    13    SMITH BARNEY MUNI FUNDS      2001 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2001

FACE
AMOUNT         RATING(a)                          SECURITY                                        VALUE
-----------------------------------------------------------------------------------------------------------
$  16,719,000    A-1+                3.75% due 5/8/01                                          $ 16,719,000
    5,100,000    A-1+                3.75% due 5/10/01                                            5,100,000
   30,000,000    A-1+                3.75% due 5/14/01                                           30,000,000
   10,971,000    A-1+                3.80% due 5/16/01                                           10,971,000
   12,768,000    A-1+                3.75% due 5/24/01                                           12,768,000
    5,055,000    A-1+                3.10% due 6/7/01                                             5,055,000
    3,579,000    A-1+                3.75% due 6/8/01                                             3,579,000
    7,161,000    A-1+                3.10% due 8/10/01                                            7,161,000
   20,089,000    A-1+                2.90% due 8/23/01                                           20,089,000
   10,142,000    A-1+                2.90% due 9/14/01                                           10,142,000
                                  Puerto Rico Highway Transportation Authority:
    8,000,000    A-1+                Series A AMBAC-Insured 3.40% VRDO                            8,000,000
    3,500,000    VMIG 1*             Series FFF MBIA-Insured 3.34% VRDO                           3,500,000
   33,630,000    A-1+             Puerto Rico Independent Medical & Environmental PCR
                                     Abbot Laboratories 3.40% due 3/1/02                         33,630,000
    5,860,000    A-1+             Puerto Rico Infrastructure AMBAC-Insured 3.30% VRDO             5,860,000
                                  Puerto Rico Infrastructure Financing Authority:
                                    Series A:
   10,685,000    NR+                    4.50% due 10/1/01                                        10,725,539
   10,000,000    VMIG 1*                PART (Escrowed with U.S. government securities)
                                           3.34% VRDO                                            10,000,000
   21,365,000    A-1+                Series SGA-107 PART 3.45% VRDO                              21,365,000
    7,300,000    A-1+             Puerto Rico Public Finance Corp. PART AMBAC-Insured
                                     3.30% VRDO                                                   7,300,000
                                  Puerto Rico Public Municipal Finance Agency
                                     FSA-Insured:
    3,335,000    VMIG 1*                3.25% VRDO                                                3,335,000
    4,850,000    A-1+                   3.30% VRDO                                                4,850,000
                                  Regents University of California:
    3,175,000    A-1+                Series L 6.00% due 9/1/01                                    3,202,103
    4,500,000    A-1+                Series SG-24 AMBAC-Insured 3.30% VRDO                        4,500,000
                                  Regents University of California Series A TECP:
    1,000,000    A-1+                2.50% due 6/12/01                                            1,000,000
    3,000,000    A-1+                2.80% due 7/6/01                                             3,000,000
    9,300,000    A-1+                2.80% due 7/10/01                                            9,300,000
                                  Riverside County California Community
                                     Facilities District:
    5,000,000    VMIG 1*                Special Tax 88-4 3.45% VRDO                               5,000,000
    2,250,000    VMIG 1*                Special Tax 89-1 3.45% VRDO                               2,250,000
                                  Riverside County IDA Rockwin Corp. Series II:
    1,900,000    VMIG 1*             3.30% VRDO AMT                                               1,900,000
    3,900,000    A-1+                Aluminum Body Corp. Project 3.45% VRDO AMT                   3,900,000
                                  Riverside County MFH:
    2,500,000    A-1                 Countrywood Apartments Series D 3.43% VRDO                   2,500,000
    8,840,000    A-1+                Woodcreek -Temecula LP 3.30% VRDO                            8,840,000


                       SEE NOTES TO FINANCIAL STATEMENTS.

    14    SMITH BARNEY MUNI FUNDS      2001 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2001

FACE
AMOUNT         RATING(a)                          SECURITY                                        VALUE
-----------------------------------------------------------------------------------------------------------
  $ 9,800,000    VMIG 1*          Riverside County Public Facility Series A 3.35% VRDO          $ 9,800,000
                                  Sacramento California Municipal Utility District TECP:
   14,950,000    A-1+                1.70% due 4/3/01                                            14,950,000
   26,000,000    A-1+                2.00% due 4/6/01                                            26,000,000
                                  Sacramento County California:
    3,000,000    SP-1+               5.25% due 10/4/01                                            3,021,975
    6,200,000    A-1+                Administration Center & Courthouse Project
                                        3.20% VRDO                                                6,200,000
                                  Sacramento County California MFH:
    6,800,000    A-1+                Peter P. Bollinger Investment Co. Series D
                                        3.30% VRDO                                                6,800,000
   12,000,000    A-1+                Pointe Natomas Apartments Series E 3.35% VRDO               12,000,000
   19,200,000    A-1+             Sacramento County Sanitation District Financing Authority
                                     Sacramento Regulation Series C 3.40% VRDO                   19,200,000
    5,700,000    A-1+             San Bernadino County MFH Sycamore Terrace 3.30% AMT             5,700,000
   51,295,000    SP-1+            San Bernadino TRANS 5.50% due 9/28/01                          51,685,668
                                  San Bernardo County COP MBIA-Insured:
   46,200,000    A-1+                Medical Center Project 3.25% VRDO                           46,200,000
   16,475,000    A-1+                PA 100 3.35% VRDO                                           16,475,000
                                  San Diego California MFH:
   14,040,000    VMIG 1 *            La Cima Ltd. 3.35% VRDO                                     14,040,000
   17,705,000    A-1+                PART 501 4.90% due 4/12/01 AMT                              17,705,000
                                  San Diego California Unified School District:
   37,475,000    SP-1+               Series A 5.25% due 10/4/01                                  37,716,064
   54,380,000    SP-1+               Series B 5.50% due 8/3/01                                   54,591,535
   24,845,000    SP-1+               Series C 6.00% due 10/4/01                                  25,082,129
    7,765,000    A-1+                Series SGA-120 PART MBIA-Insured 3.50% VRDO                  7,765,000
   12,308,000    A-1+             San Diego Housing Authority (Carman Del Mar
                                     Apartments Project) 3.30% VRDO                              12,308,000
   10,200,000    VMIG 1*          San Diego IDR Gas & Electric Co. Series A 3.75% VRDO           10,200,000
    1,000,000    P-1*             San Diego Teeter Notes TECP 3.10% due 6/6/01                    1,000,000
                                  San Dimas California Redevelopment Agency:
    1,300,000    A-1+                Diversified Shopping 3.35% VRDO                              1,300,000
    3,000,000    NR+                 San Dimas Community Center 3.20% VRDO                        3,000,000
    1,200,000    AAA              San Francisco Airport FGIC-Insured Issue-5
                                     5.60% due 5/1/02 AMT                                         1,229,658
                                  San Francisco Bay Area Transit TECP:
    7,700,000    A-1+                3.80% due 4/6/01                                             7,700,000
    4,500,000    A-1+                3.00% due 6/20/01                                            4,500,000
    9,865,000    A-1              San Francisco Civic Center Municipal Securities Trust
                                     Certificates Series 2000 PART AMBAC-Insured
                                     3.60% VRDO                                                   9,865,000
                                  San Francisco MFH:
   15,000,000    A-1+                Bayside Village Series 85B 3.35% AMT                        15,000,000
   15,500,000    A-1+                Fillmore Center 3.25% VRDO                                  15,500,000


                       SEE NOTES TO FINANCIAL STATEMENTS.


    15    SMITH BARNEY MUNI FUNDS      2001 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2001

FACE
AMOUNT         RATING(a)                          SECURITY                                        VALUE
-----------------------------------------------------------------------------------------------------------
  $ 7,000,000    A-1+                Series A 3.30% VRDO                                        $ 7,000,000
    4,722,500    VMIG 1*          San Francisco Sewer Revenue FGIC-Insured
                                     3.25% VRDO                                                   4,722,500
                                  San Joaquin TRAN Authority TECP:
    2,600,000    A-1+                3.75% due 4/6/01                                             2,600,000
   17,000,000    A-1+                2.75% due 6/15/01                                           17,000,000
   26,585,000    MIG 1*              4.75% due 10/1/01                                           26,721,249
   15,000,000    A-1+             San Jose Airport TECP 3.10% due 6/13/01                        15,000,000
   21,900,000    A-1+             San Jose California Financing Authority Lease Revenue
                                     Civic Center Phase I 3.25% VRDO                             21,900,000
                                  San Jose MFH:
    3,000,000    VMIG 1*             Almaden Lake Village Apartment Project
                                        3.42% VRDO AMT                                            3,000,000
    2,000,000    VMIG 1*             Somerset Park 3.40% VRDO AMT                                 2,000,000
   30,000,000    SP-1+            San Jose - Santa Clara California Unified School District
                                     4.50% due 11/7/01                                           30,144,693
    6,690,000    A-1+             San Jose - Santa Clara California Water Authority PART
                                     FGIC-Insured 3.30% VRDO                                      6,690,000
   15,860,000    VMIG 1*          Santa Clara County California TRAN District Series
                                     1985-A AMBAC-Insured 3.25% VRDO                             15,860,000
    4,800,000    A-1+             Santa Clara County MFH Grove Garden Apartments
                                     Series A AMBAC-Insured 3.35% VRDO                            4,800,000
    5,100,000    SP-1+            Santa Cruz California City Elementary School District
                                     4.05% due 10/25/01                                           5,120,967
   10,890,000    SP-1+            Santa Cruz California City High School District
                                     4.50% due 10/25/01                                          10,934,771
   11,770,000    A-1+             Santa Margarita PART MBIA-Insured 3.40% VRDO                   11,770,000
    7,800,000    VMIG 1*          Simi Valley MFH Shadowridge 3.35% VRDO                          7,800,000
                                  Solano County California TRAN:
   30,000,000    SP-1+               4.50% due 11/1/01                                           30,144,097
   10,000,000    MIG 1*              Series B 4.50% due 12/13/01                                 10,052,706
                                  South East Recovery Facilities Authority:
   23,279,000    A-1+                Series A 3.35% VRDO                                         23,279,000
    7,100,000    A-1+                Series B 3.45% VRDO AMT                                      7,100,000
                                  Southern California Public Power Authority
                                     Project FSA-Insured:
   32,800,000    A-1+                   Palo Verde Project Series A 5.00% due 7/1/01             32,800,000
                                        South Transmission:
    3,000,000    AAA                       5.00% due 7/1/01                                       3,007,992
   17,700,000    A-1+                      Series A 3.40% VRDO                                   17,700,000
   10,000,000    VMIG 1*          St. Francis Housing Series 89-A 3.25% VRDO                     10,000,000
    5,800,000    A-1+             Torrance California Hospital Revenue-Little Co.
                                     of Mary Hospital 3.40% VRDO                                  5,800,000


                       SEE NOTES TO FINANCIAL STATEMENTS.

    16    SMITH BARNEY MUNI FUNDS      2001 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2001

FACE
AMOUNT         RATING(a)                          SECURITY                                        VALUE
-----------------------------------------------------------------------------------------------------------
  $ 1,100,000    A-1+             Tustin California Improvement Bond Act 1915
                                     Reassessment District No. 95 Series 2-A
                                     3.35% VRDO                                                $  1,100,000
   49,995,000    A-1+             Unified School District TRAN Series 2000-94 Class A
                                     2.70% due 6/29/01                                           49,995,000
    3,300,000    A-1+             Union City Sierra Apartments MFH 3.30% VRDO                     3,300,000
    2,950,000    A-1+             Upland California MFH Northwoods Project A
                                     3.45% VRDO                                                   2,950,000
    3,900,000    A-1+             Vacaville Apartments Series 99 3.30% VRDO                       3,900,000
    5,150,000    A-1+             Vallejo MFH Hillside Terrace Apartments
                                     3.45% VRDO AMT                                               5,150,000
    2,710,000    VMIG 1*          Vallejo USD TRAN 3.35% VRDO                                     2,710,000
                                  West Basin Municipal Water District:
   10,000,000    A-1+                3.35% VRDO                                                  10,000,000
    8,700,000    VMIG 1*             Phase II (Recycled Water Project C) 3.30% VRDO               8,700,000
    9,275,000    A-1+             Westminster Redevelopment Agency AMBAC-Insured
                                     3.45% VRDO                                                   9,275,000
-----------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS  100%
                              (Cost--$3,328,880,579**)                                       $3,328,880,579
===========================================================================================================

(a) ALL RATINGS ARE BY STANDARD & POOR'S RATINGS SERVICE ("MOODY'S") EXCEPT OF THOSE IDENTIFIED BY AN ASTERISK (*) WHICH ARE RATED BY MOODY'S INVESTORS SERVICE, INC. ("STANDARD & POOR'S").
+ SECURITY HAS NOT BEEN RATED BY EITHER MOODY'S OR STANDARD & POOR'S. HOWEVER, THE BOARD OF TRUSTEES HAS DETERMINED THIS SECURITY TO BE CONSIDERED A FIRST TIER QUALITY ISSUE DUE TO ENHANCEMENT FEATURES; SUCH AS INSURANCE AND/OR IRREVOCABLE LETTERS OF CREDIT.

**   AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.

     See pages 18 and 19 for definitions of ratings and certain security descriptions.

                       SEE NOTES TO FINANCIAL STATEMENTS.


    17 SMITH BARNEY MUNI FUNDS         2001 Annual Report to Shareholders

BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below.

STANDARD & POOR'S RATINGS SERVICE ("STANDARD & POOR'S") -- "AA" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   -- Bonds rated "AAA" have the highest rating assigned by Standard &
         Poor's. Capacity to pay interest and repay principal is extremely strong.

AA    -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") -- Numerical modifiers 1, 2, and 3 may be applied to each "Aa" rating, where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   -- Bonds rated "Aaa" by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.


Aa    -- Bonds rated "Aa" are judged to be of high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

SHORT TERM SECURITIES RATINGS (UNAUDITED)

SP-1 -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1   -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1-- Moody's highest rating for issues having a demand feature -- VRDO.

MIG 1 -- Moody's highest rating for short-term municipal obligations.

P-1   -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

NR    -- Indicates that the bond is not rated by either Standard & Poor's or
         Moody's.

    18    SMITH  BARNEY MUNI FUNDS      2001 Annual Report to Shareholders

SECURITY DESCRIPTIONS (UNAUDITED)

ABAG       -- Association of Bay Area Governments
AIG        -- American International Guaranty
AMBAC      -- American Municipal Bond Assurance Corporation
AMT        -- Alternative Minimum Tax
BAN        -- Bond Anticipation Notes
BIG        -- Bond Investors Guaranty
CGIC       -- Capital Guaranty Insurance Company
CHFCLI     -- California Health Facility Construction Loan Insurance
CONNIE LEE -- College Construction Loan Insurance Association
COP        -- Certificate of Participation
CSD        -- Central School District
EDA        -- Economic Development Authority
ETM        -- Escrowed To Maturity
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FHLMC      -- Federal Home Loan Mortgage Corporation
FLAIRS     -- Floating Adjustable Interest Rate Securities
FNMA       -- Federal National Mortgage Association
FRTC       -- Floating Rate Trust Certificates
FSA        -- Federal Savings Association
GIC        -- Guaranteed Investment Contract
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HDC        -- Housing Development Corporation
HFA        -- Housing Finance Authority
IDA        -- Industrial Development Authority
IDB        -- Industrial Development Board
IDR        -- Industrial Development Revenue
INFLOS     -- Inverse Floaters
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors Assurance Corporation
MFH        -- Multi-Family Housing
MUD        -- Municipal Utilities District
MVRICS     -- Municipal Variable Rate Inverse Coupon Security
PART       -- Partnership Structure
PCR        -- Pollution Control Revenue
RAN        -- Revenue Anticipation Notes
RAW        -- Revenue Anticipation Warrants
RIBS       -- Residual Interest Bonds
RITES      -- Residual Interest Tax-Exempt Securities
SWAP       -- Swap Structure
TAN        -- Tax Anticipation Notes
TECP       -- Tax Exempt Commercial Paper
TOB        -- Tender Option Bond Structure
TRAN       -- Tax and Revenue Anticipation Notes
UFSD       -- Unified Free School District
UHSD       -- Unified High School District
USD        -- Unified School District
VA         -- Veterans Administration
VRDO       -- Variable Rate Demand Obligation
VRWE       -- Variable Rate Wednesday Demand


    19    SMITH BARNEY MUNI FUNDS      2001 Annual Report to Shareholders

  STATEMENT OF ASSETS AND LIABILITIES                             MARCH 31, 2001

ASSETS:
  Investments, at amortized cost                                    $3,328,880,579
  Cash                                                                      62,457
  Interest receivable                                                   33,111,782
  Other assets                                                              22,956
----------------------------------------------------------------------------------
  TOTAL ASSETS                                                       3,362,077,774
----------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                      4,694,114
  Management fee payable                                                 1,453,135
  Distribution fees payable                                                101,752
  Deferred compensation payable                                             22,956
  Accrued expenses                                                         361,573
----------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                      6,633,530
----------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $3,355,444,244
==================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                        $    3,355,530
  Capital paid in excess of par value                                3,352,081,226
  Accumulated net realized gain from security transactions                   7,488
----------------------------------------------------------------------------------
TOTAL NET ASSETS                                                    $3,355,444,244
==================================================================================
SHARES OUTSTANDING:
  Class A                                                            3,355,527,362
----------------------------------------------------------------------------------
  Class Y                                                                    2,575
----------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE:
  Class A                                                           $         1.00
----------------------------------------------------------------------------------
  Class Y                                                           $         1.00
----------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.


    20    SMITH BARNEY MUNI FUNDS      2001 Annual Report to Shareholders

STATEMENT OF OPERATIONS                        FOR THE YEAR ENDED MARCH 31, 2001

INVESTMENT INCOME:
  Interest                                            $112,959,730
------------------------------------------------------------------
EXPENSES:
  Management fee (Note 4)                               15,681,066
  Distribution fees (Note 4)                             3,136,211
  Shareholder and system servicing fees                    491,479
  Registration fees                                        251,950
  Custody                                                  140,885
  Audit and legal                                           39,545
  Insurance                                                 35,000
  Trustees' fees                                            17,045
  Shareholder communications                                 9,050
  Other                                                     31,720
------------------------------------------------------------------
  TOTAL EXPENSES                                        19,833,951
------------------------------------------------------------------
NET INVESTMENT INCOME                                   93,125,779
------------------------------------------------------------------
NET REALIZED GAIN FROM SECURITY TRANSACTIONS                58,446
------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                $ 93,184,225
==================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.


    21    SMITH BARNEY MUNI FUNDS      2001 Annual Report to Shareholders

STATEMENTS OF CHANGES IN NET ASSETS                FOR THE YEARS ENDED MARCH 31,
                                                   2001                    2000
==================================================================================
OPERATIONS:
  Net investment income                     $     93,125,779      $     57,238,402
  Net realized gain (loss)                            58,446               (49,952)
----------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS          93,184,225            57,188,450
----------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                          (93,125,779)          (57,238,402)
----------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS               (93,125,779)          (57,238,402)
----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sale of shares            13,660,510,539        11,645,496,175
  Net asset value of shares issued for
     reinvestment of dividends                    88,952,619            54,034,083
  Cost of shares reacquired                  (13,489,396,077)      (10,740,660,084)
----------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS                     260,067,081           958,870,174
----------------------------------------------------------------------------------
INCREASE IN NET ASSETS                           260,125,527           958,820,222

NET ASSETS:
  Beginning of year                            3,095,318,717         2,136,498,495
----------------------------------------------------------------------------------
  END OF YEAR                               $  3,355,444,244      $  3,095,318,717
==================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.


    22    SMITH BARNEY MUNI FUNDS      2001 Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The California Money Market Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, Limited Term, New York, National, Pennsylvania, Massachusetts Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) the Portfolio uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) gains or losses on the sale of securities are calculated by using the specific identification method; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Portfolio Concentration

Since the Portfolio invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

     23 SMITH BARNEY MUNI FUNDS       2001 Annual Report to Shareholders

3. Exempt-Interest Dividends and Other Distributions

The Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly in fund shares on the payable date. Furthermore, the Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion and 0.45% on the average daily net assets in excess of $5 billion. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") became the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended March 31, 2001, the Portfolio paid transfer agent fees of $451,407 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Portfolio's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group.

    24 SMITH BARNEY MUNI FUNDS 2001         Annual Report to Shareholders

Pursuant to a Distribution Plan, the Portfolio pays a distribution fee with respect to Class A shares calculated at the annual rate of 0.10% of the average daily net assets of that class.

All officers and one Trustee of the Fund are employees of SSB.

5. Shares of Beneficial Interest

At March 31, 2001, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share.

At March 31, 2001, total paid-in capital amounted to the following for each class:

                                                                       CLASS A                    CLASS Y
==========================================================================================================
Total Paid-in Capital                                               $3,355,434,181                $2,575
==========================================================================================================

Transactions in shares of the Portfolio were as follows:

                                                               YEAR ENDED                   YEAR ENDED
                                                             MARCH 31, 2001               MARCH 31, 2000
==========================================================================================================
CLASS A
Shares sold                                                   13,660,510,539              11,645,496,175
Shares issued on reinvestment                                     88,952,542                  54,034,021
Shares reacquired                                            (13,489,396,077)            (10,740,660,084)
----------------------------------------------------------------------------------------------------------
Net Increase                                                     260,067,004                 958,870,112
==========================================================================================================

CLASS Y

Shares sold                                                               --                          --
Shares issued on reinvestment                                             77                          62
Shares reacquired                                                         --                          --
----------------------------------------------------------------------------------------------------------
Net Increase                                                              77                          62
==========================================================================================================


      25    SMITH BARNEY MUNI FUNDS      2001 Annual Report to Shareholders

FINANCIAL HIGHLIGHTS

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31, UNLESS OTHERWISE NOTED:

CLASS A SHARES                                         2001        2000        1999        1998        1997
=============================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR                     $1.00       $1.00       $1.00       $1.00       $1.00
-------------------------------------------------------------------------------------------------------------
Net investment income                                  0.030       0.025       0.026       0.029       0.028
Dividends from net investment income                  (0.030)     (0.025)     (0.026)     (0.029)     (0.028)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                           $1.00       $1.00       $1.00       $1.00       $1.00
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           3.03%       2.49%       2.61%       2.98%       2.79%
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)                    $3,355      $3,095      $2,136      $1,789      $1,400
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(1)                                         0.63%       0.66%       0.64%       0.63%       0.67%
   Net investment income                               2.97        2.46        2.55        2.92        2.75
=============================================================================================================
CLASS Y SHARES                                         2001        2000        1999        1998       1997(2)
=============================================================================================================
NET ASSET VALUE, BEGINNING OF YEAR                    $1.00       $1.00       $1.00       $1.00       $1.00
-------------------------------------------------------------------------------------------------------------
Net investment income                                  0.031       0.025       0.026       0.031       0.020
Dividends from net investment income                  (0.031)     (0.025)     (0.026)     (0.031)     (0.020)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                          $1.00       $1.00       $1.00       $1.00       $1.00
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           3.12%       2.57%       2.60%       3.09%       2.04%++
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)                         $3          $2          $2        $3,413      $7,405
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)                                         0.54%       0.55%       0.51%       0.54%       0.56%+
   Net investment income                               3.06        2.58        2.68        3.01        2.77+
=============================================================================================================

(1) AS A RESULT OF A VOLUNTARY EXPENSE LIMITATION, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WILL NOT EXCEED 0.80% FOR CLASS A SHARES.
(2)  FOR THE PERIOD JULY 19, 1996 (INCEPTION DATE) TO MARCH 31, 1997.
(3) AS A RESULT OF A VOLUNTARY EXPENSE LIMITATION, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WILL NOT EXCEED 0.70% FOR CLASS Y SHARES.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
+    ANNUALIZED.


    26    SMITH BARNEY MUNI FUNDS      2001 Annual Report to Shareholders

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF SMITH BARNEY MUNI FUNDS:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the California Money Market Portfolio of Smith Barney Muni Funds (the "Fund") as of March 31, 2001 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the California Money Market Portfolio of Smith Barney Muni Funds as of March 31, 2001 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                /s/ KPMG LLP




New York, New York
May 8, 2001

    27    SMITH BARNEY MUNI FUNDS      2001 Annual Report to Shareholders

TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Fund hereby designates for the fiscal year ended March 31, 2001:

     - 100.00% of the dividends paid by the Fund from net investment income as tax exempt for regular Federal income tax purposes.

    28    SMITH BARNEY MUNI FUNDS      2001 Annual Report to Shareholders

SMITH BARNEY MUNI FUNDS

TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon,
 Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and

Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph Benevento
Vice President

Joseph P. Deane
Vice President

Irving P. David
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER
Smith Barney Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

SMITH BARNEY MUNI FUNDS


This report is submitted for the general information of the shareholders of Smith Barney Muni Funds -- California Money Market Portfolio, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after June 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

Smith Barney Muni Funds
Smith Barney Mutual Funds
7 World Trade Center
New York, New York 10048

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

SALOMON SMITH BARNEY
A member of CITIGROUP [LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD 2304 5/01

                                  SMITH BARNEY
                                   MUNI FUNDS
                               MASSACHUSETTS MONEY
                                MARKET PORTFOLIO

                         ANNUAL REPORT | MARCH 31, 2001




                               [LOGO] SMITH BARNEY
                                  MUTUAL FUNDS
                 YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED./SM/


            NOT FDIC INSURED - NOT BANK GUARANTEED - MAY LOSE VALUE

                           A MESSAGE FROM THE CHAIRMAN

                          [PHOTO OF HEATH B. MCLENDON]
                                HEATH B. MCLENDON
                                    CHAIRMAN

Since the introduction of the first money fund in 1972, the explosive growth of money market funds has gone hand in hand with the growth of the entire mutual fund industry. Over the last 29 years, millions of investors have made money market funds a key part of their investment portfolios. While all investments involve some degree of risk, money market funds provide investors with an opportunity to earn current short-term interest rates with a higher degree of liquidity than most other types of mutual funds.(1)

The Smith Barney Muni Funds -- Massachusetts Money Market Portfolio ("Portfolio") seeks to provide income exempt from both federal income taxes and Massachusetts personal income taxes from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.(2) Portfolio managers Joseph P. Deane and Joseph Benevento employ a system of fundamental credit analysis to identify what they deem to be undervalued sectors and individual securities. They only purchase the securities of issuers that they believe present minimal credit risk.

As the global economy becomes more balanced and the U.S. is plagued by market instability, it has become more important than ever to choose an investment manager you trust. When you invest in a fund that is managed by a Citigroup Asset Management adviser, you gain access to the experience and resources of one of the world's largest and most well-respected financial institutions.

Thank you for your continued confidence in our investment management.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman

APRIL 16, 2001


----------
(1) PLEASE NOTE THAT AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

(2) PLEASE NOTE THAT A PORTION OF THE INCOME FROM THE PORTFOLIO MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX ("AMT").

          1 SMITH BARNEY MUNI FUNDS 2001 Annual Report to Shareholders

[PHOTO OF JOSEPH P. DEANE]

JOSEPH P. DEANE
VICE PRESIDENT

[PHOTO OF JOSEPH BENEVENTO]

JOSEPH BENEVENTO
VICE PRESIDENT


DEAR SHAREHOLDER,

We are pleased to provide the annual report for the Smith Barney Muni Funds -- Massachusetts Money Market Portfolio ("Portfolio") for the period ended March 31, 2001. In this report we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our investment strategy. We hope you find this information to be useful and informative.

Please note that your investment in the Portfolio is neither insured, nor guaranteed, by the Federal Deposit Insurance Corporation or any other government agency. Although, the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Please note, the information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio, or that the percentage of the Portfolio's assets held in various sectors will remain the same. Please refer to pages 7 through 9 for a list and percentage breakdown of the Portfolio's holdings. Also, please note any discussion of the Portfolio's holdings is as of March 31, 2001 and is subject to change.

PERFORMANCE UPDATE AND INVESTMENT STRATEGY

As of March 31, 2001, the Portfolio's seven-day current yield was 2.82%. The Portfolio's seven-day effective yield(1) -- which reflects compounding -- was 2.86%.

During the period, we increased the Portfolio's average maturity(2) target to a 60 to 65 day range. We have extended the Portfolio's average maturity by buying what we deem to be high-quality liquid municipal notes.

------------
(1) THE SEVEN-DAY EFFECTIVE YIELD IS CALCULATED SIMILARLY TO THE SEVEN-DAY YIELD BUT, WHEN ANNUALIZED, THE INCOME EARNED BY AN INVESTMENT IN THE PORTFOLIO OR THE CLASS IS ASSUMED TO BE REINVESTED. THE EFFECTIVE YIELD WILL BE SLIGHTLY HIGHER THAN THE YIELD BECAUSE OF THE COMPOUNDING EFFECT OF THE ASSUMED REINVESTMENT.

(2) AVERAGE MATURITY REFERS TO THE AVERAGE DATE ON WHICH THE PRINCIPAL IS REQUIRED TO PAID ON THE BOND.



          2 SMITH BARNEY MUNI FUNDS 2001 Annual Report to Shareholders

The Portfolio invests at least 80% of its assets in short-term, high-quality Massachusetts municipal securities. These include securities issued by the Commonwealth of Massachusetts and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest which is exempt from Massachusetts state personal income taxes. All of the securities in which the Portfolio invests are rated in one of the two highest short-term rating categories, or if unrated, of equivalent quality. All of these securities have remaining maturities of 397 days or less.

The manager selects securities primarily by seeking to identify undervalued sectors and individual securities. The manager only selects securities of issuers which he believes present minimal credit risk. In selecting individual securities, the manager:

     - Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors;

     - May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values;

     - Measures the potential impact of supply/demand imbalances for fixed versus variable rate securities; and

     - Considers the yields available for securities with different maturities and a security's maturity in light of the outlook for interest rates to seek to identify individual securities that may offer return advantages at similar risk levels.

MASSACHUSETTS ECONOMIC HIGHLIGHTS(3)

The Commonwealth's central region has a highly diversified manufacturing center, which has recently been branching out into leading-edge industries such as biotechnology and fiber optics. Worcester, New England's second largest city, has in recent years become a regional center for health care services and biotechnology research and development. Boston continues to be a leading urban center with an extraordinary collection of educational institutions, financial service companies, hospitals and medical research institutions, and leading advanced technology companies.

---------
(3)  SOURCE: FITCH IBCA, DUFF & PHELPS.


          3 SMITH BARNEY MUNI FUNDS 2001 Annual Report to Shareholders

In our opinion, Massachusetts has demonstrated strong fiscal discipline and debt management practices as evidenced by nine consecutive annual operating surpluses through fiscal year 2000. Moreover, the state anticipates another operating surplus this year in 2001. In our view, the outlook for Massachusetts remains highly favorable because of its broadly based economy and leadership role in many key industries.

MUNICIPAL BOND MARKET AND ECONOMIC OVERVIEW AND OUTLOOK

During the period, the bond market performed relatively well, and we have observed periods of rallies in anticipation of further easing of monetary policy by the Federal Reserve Board ("Fed"). The market has been steady from the perspective of the U.S. Treasury market with the long bond yielding between 5.4% and 5.9%. Over the near term, we expect the Fed to continue to ease short-term rates.

Fed Chairman Alan Greenspan has warned that the U.S economic growth has slowed substantially and some downside risks may predominate in the coming months. But the Fed chief was also quick to point out the he sees signs that the economy will emerge quickly from the slowdown. Greenspan recently released new Fed projections that U.S. annual Gross Domestic Product ("GDP")(4) would slow to about 2.0% to 2.5% this year, forecasting a substantial slowdown, on balance, for 2001. These statistics are well below the Fed's forecasts last July of as much as a 3.75% annual advance in GDP.

We think the economic slowdown has triggered inventory imbalances by businesses and has somewhat diminished consumer confidence. Following the Fed easing, the immediate reaction in the stock market was certainly favorable, but the reaction in the bond market was notably less euphoric. We think the reason may be that bond investors had been anticipating a Fed rate action sooner rather than later and as a result bond prices rallied for several weeks. When the Fed actually reduced the federal funds rate ("fed funds rate")(5) target, many investors were ready for profit taking.

We previously observed that the bond market experienced a slight surge in anticipation of future Fed easings during the period. And while no guarantees can be given, we believe that a bond market rally could begin by the end of the first quarter of 2001. We also expect lower interest rates to bring the economy in for a soft landing. Moreover, with the end of the presidential election, we think we have gained a much clearer insight into the political environment that confronts the bond market. In general, it is relatively benign compared to prior years.

------
(4) GDP IS THE MARKET VALUE OF THE GOODS AND SERVICES PRODUCED BY LABOR AND PROPERTY IN THE U.S. GDP COMPRISES CONSUMER AND GOVERNMENT PURCHASES, PRIVATE DOMESTIC INVESTMENTS AND NET EXPORTS OF GOODS AND SERVICES.

(5) THE FED FUNDS RATE IS THE INTEREST RATE THAT BANKS WITH EXCESS RESERVES AT A FEDERAL RESERVE DISTRICT BANK CHARGE OTHER BANKS THAT NEED OVERNIGHT LOANS. THE FED FUNDS RATE OFTEN POINTS TO THE DIRECTION OF U.S. INTEREST RATES.


          4 SMITH BARNEY MUNI FUNDS 2001 Annual Report to Shareholders

In the near term, we think the bond market will be influenced by two factors: further Fed actions and President Bush's proposed tax package, the latter of which should be making its way through Congress by April or May.

While debates on hard versus soft landings will continue, the consensus is that the U.S. economy has slowed considerably and will continue to do so until the Fed's monetary easing takes hold. The general rule for many investment professionals is approximately a 12-month lag from the time the Fed eases. Until we see substantial economic improvement, we think this leaves open the possibility of a Fed monetary policy bias towards easing and lower interest rates for the next several months.

TAX-EXEMPT MONEY MARKET OVERVIEW AND OUTLOOK

During the period, the U.S. economy has slowed down and the Fed has moved more aggressively than usual in response to weaker demand. The 1.5% interest rate cut that has occurred in three, half-point moves starting January 3, 2001(6) marked the biggest period of Fed easing since a 1.75% decrease in rates in late 1984 when Paul Volcker was Fed Chairman. In our view, this prompt easing is likely to accelerate the healing process, even if economic activity deteriorates abruptly in the very near term.

Last year, the impact of the April 15th tax payment deadline had a significant impact with respect to outflows from the short-term tax-exempt securities market. Many investment professionals believe that this year will be a repeat of last year. The outflows from the short-term, tax-exempt securities may be slightly muted due to the effects of a slowing economy and declines in the U.S. stock market.

In the Variable Rate Demand Obligation ("VRDO")(7) market, which represents the shorter end of the municipal money market yield curve,(8) supply and demand imbalances have led to increased volatility during periods of cyclical cash flows. Over the normal course of the year, tax-exempt money funds tend to experience large cyclical cash flows. For example, during the month of April, yields for VRDOs generally surge as tax-exempt money funds experience large redemptions relating to income tax payments. And during the month of July, when tax-exempt money funds experience large inflows from bond coupon collections and bond calls, yields often quickly retreat to levels more expensive than their taxable equivalents.

--------
(6) ON APRIL 18, 2001, AFTER THIS LETTER WAS WRITTEN, THE FED CUT INTEREST RATES AN ADDITIONAL 0.50%.

(7) VRDO'S ARE DEMAND INSTRUMENTS THAT USUALLY HAVE AN INDICATED MATURITY OF MORE THAN ONE YEAR, BUT THEY CONTAIN A DEMAND FEATURE THAT ENABLES THE HOLDER TO REDEEM THE INVESTMENT ON NO MORE THAN 30 DAYS NOTICE. THESE INSTRUMENTS PROVIDE FOR AUTOMATIC ADJUSTMENT OF NEW RATES ON SET DATES AND ARE GENERALLY SUPPORTED BY LETTERS OF CREDIT ISSUED BY DOMESTIC OR FOREIGN BANKS.

(8) THE YIELD CURVE IS THE GRAPHICAL DEPICTION OF THE RELATIONSHIP BETWEEN THE YIELD ON BONDS OF THE SAME CREDIT QUALITY BUT DIFFERENT MATURITIES.

          5 SMITH BARNEY MUNI FUNDS 2001 Annual Report to Shareholders

Thank you for investing in the Smith Barney Muni Funds - Massachusetts Money Market Portfolio. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,

/s/ Joseph P. Deane                      /s/ Joseph Benevento

Joseph P. Deane                          Joseph Benevento
Vice President                           Vice President

APRIL 16, 2001


          6 SMITH BARNEY MUNI FUNDS 2001 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2001

      FACE
     AMOUNT     RATING(a)                     SECURITY                                             VALUE
-----------------------------------------------------------------------------------------------------------
$   5,221,000    NR+              Barnstable BAN 5.00% due 6/28/01                              $ 5,228,362
    8,360,000    Aa2*             Boston GO Series A 4.25% due 2/1/02                             8,431,689
    7,100,000    A-1              Boston IDR (Boston Home Inc.) 3.60% VRDO                        7,100,000
      950,000    A-1+             Boston Water Sewer Series A 3.20% VRDO                            950,000
    2,205,000    AAA              Brookline 5.75% due 4/1/01                                      2,205,058
    5,879,000    VMIG 1*          Clipper Tax Exempt Trust PART AMBAC-Insured
                                     Series 98-8 3.55% VRDO                                       5,879,000
    8,900,000    MIG 1*           Concord BAN 4.00% due 3/1/02                                    8,963,117
   11,600,000    MIG 1*           Dartmouth BAN 4.75% due 11/28/01                               11,634,677
      400,000    Aaa*             Dartmouth FSA-Insured 4.00% due 4/1/02                            403,288
   10,000,000    MIG 1*           East Longmeadow BAN 4.00% due 8/1/01                           10,028,535
    3,865,000    MIG 1*           Everett BAN 4.60% due 9/14/01                                   3,869,914
    1,735,000    NR+              Falmouth 5.00% due 6/15/01                                      1,736,019
    1,305,000    Aa2*             Foxborough 5.00% due 6/1/01                                     1,306,153
      500,000    MIG 1*           Holliston BAN 4.75% due 12/13/01                                  505,240
    2,100,000    NR+              Holyoke School Project 7.65% due 8/1/09
                                     (Pre-Refunded with U.S. government securities
                                     to 8/1/01 Call @ 102)                                        2,171,946
    2,500,000    NR++             Lynn RAN 4.50% due 6/29/01                                      2,507,221
    3,050,000    A-1              Massachusetts Bay Transportation Authority
                                     3.40% VRDO                                                   3,050,000
                                  Massachusetts Development Finance Agency Revenue:
    2,520,000    A-1                 Cider Mill Farms Series 99 3.60% VRDO AMT                    2,520,000
      990,000    VMIG 1*             Dean College 3.40% VRDO                                        990,000
   10,100,000    A-1+                Draper Laboratory Issue MBIA-Insured 3.40% VRDO             10,100,000
    3,230,000    NR++                Hatfield Inc. Project 3.55% VRDO AMT                         3,230,000
    7,000,000    A-1+                Higher Education Smith College 3.35% VRDO                    7,000,000
    3,500,000    A-1                 Leaktite Corp 3.60% VRDO AMT                                 3,500,000
    2,450,000    A-1                 Metalcrafters Series 99 3.60% VRDO AMT                       2,450,000
   16,255,000    VMIG 1*             Notre Dame Health Care 3.25% VRDO                           16,255,000
   13,000,000    NR++                Riverwalk Senior Living 3.45% VRDO                          13,000,000
    3,500,000    A-1+                Solid Waste Newark Group Series A 3.60% VRDO                 3,500,000
                                  Massachusetts HEFA:
      200,000    A-1+                Amherst College Series F 3.00% VRDO                            200,000
    4,905,000    VMIG 1*             Berklee College Series 385 MBIA-Insured
                                        3.55% VRDO                                                4,905,000
    5,410,000    VMIG 1*             Brigham & Womens Hospital 3.30% VRDO                         5,410,000
      600,000    VMIG 1*             Capital Asset Program Series E 3.55% VRDO                      600,000
    3,400,000    VMIG 1*             Corporate Independent Living Series 99 3.35% VRDO            3,400,000
    1,885,000    AAA                 Fallon Healthcare Series A FSA-Insured
                                        6.75% due 6/1/01                                          1,929,764
    1,455,000    A-1                 Hallmark Health Systems Series B
                                        FSA-Insured 3.50% VRDO                                    1,455,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

          7 SMITH BARNEY MUNI FUNDS 2001 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2001

      FACE

     AMOUNT     RATING(a)                     SECURITY                                             VALUE
-----------------------------------------------------------------------------------------------------------
                                     Harvard University:
$   5,000,000    VMIG 1*                Meriot 3.49% PART VRDO                                  $ 5,000,000
    3,800,000    A-1+                   Series B 3.25% VRDO                                       3,800,000
    2,500,000    A-1+                   Series R 3.25% VRDO                                       2,500,000
    3,800,000    A-1+                   Series Y 3.20% VRDO                                       3,800,000
                                     Newton Wellesly Hospital MBIA-Insured:
      500,000    A-1+                   3.00% VRDO                                                  500,000
    1,500,000    AAA                    7.00% due 7/1/01                                          1,539,165
                                     Partners Healthcare System FSA-Insured:
    4,475,000    A-1+                   3.30% VRDO                                                4,475,000
    2,450,000    A-1+                   3.35% VRDO                                                2,450,000
    8,395,000    VMIG 1*             Simmons College Merlot Series D
                                        3.54% PART VRDO                                           8,395,000
   11,700,000    A-1+                University of Massachusetts Series A 3.20% VRDO             11,700,000
    4,860,000    A-1+                Williams College PART Series SGA 65 FSA-Insured
                                        3.65% VRDO                                                4,860,000
                                  Massachusetts HFA:
    6,600,000    VMIG 1*             MFH Princeton Crossings Series A 3.45% VRDO AMT              6,600,000
    2,200,000    A-1+                MFH Project A 3.40% VRDO                                     2,200,000
    4,630,000    A-1                 Series 1997-9 Class A MBIA-Insured
                                        3.63% PART VRDO                                           4,630,000
    4,850,000    A-1+             Massachusetts IDR US Tsubaki Project 3.62% VRDO AMT             4,850,000
                                  Massachusetts Industrial Finance Agency:
    1,580,000    A-1                 420 Newburyport Turnpike Series 98
                                        3.60% VRDO AMT                                            1,580,000
      400,000    A-1+                Gordon College 3.35% VRDO                                      400,000
      900,000    NR++                Peterson American Corp. 3.80% VRDO AMT                         900,000
      610,000    VMIG 1*             Quemco Inc. Series B 3.40% VRDO                                610,000
    1,910,000    AA-                 Society Prevention Cruelty to Animals 3.40% VRDO             1,910,000
    3,700,000    VMIG 1*             Whitehead Institute of Biomedical Research
                                        3.20% VRDO                                                3,700,000
                                  Massachusetts Municipal Wholesale Electric Co:
    1,260,000    A-1+                2.95% due 4/5/01                                             1,260,000
    3,000,000    A-1+                3.30% due 6/28/01                                            3,000,000
    5,600,000    A-1+                MBIA-Insured 3.30% VRDO                                      5,600,000
   10,000,000    MIG 1*           Massachusetts State BAN Series A 5.00% due 9/6/01              10,029,039
    5,200,000    VMIG 1*          Massachusetts State College Building Authority Meriot
                                     PART AMBAC-Insured Series B11 3.54% VRDO                     5,200,000
                                  Massachusetts State GO:
    2,000,000    VMIG 1*             Series 420 3.45% VRDO                                        2,000,000
    2,100,000    A-1                 Series A 3.30% VRDO                                          2,100,000
   10,800,000    A-1+                Series B 3.40% VRDO                                         10,800,000
    3,270,000    AA-                 Series D 6.88% due 7/1/10 (Pre-Refunded with
                                        U.S. government securities to 7/1/01 Call @ 102)          3,367,100
    9,300,000    VMIG 1*          Massachusetts State Port Authority Merlot
                                     3.59% PART VRDO                                              9,300,000

                       SEE NOTES TO FINANCIAL STATEMENTS.


          8 SMITH BARNEY MUNI FUNDS 2001 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2001

      FACE

     AMOUNT     RATING(a)                     SECURITY                                             VALUE
-----------------------------------------------------------------------------------------------------------
                                  Massachusetts State Turnpike Authority:
   $4,785,000    VMIG 1*             Series 334 3.50% MBIA-Insured VRDO                         $ 4,785,000
    3,100,000    VMIG 1*             Series 335 3.45% PART AMBAC-Insured VRDO                     3,100,000
                                  Massachusetts Water Resource Authority:
    5,000,000    VMIG 1*             3.25% due 4/3/01 TECP                                        5,000,000
    3,000,000    A-1+                3.25% due 4/3/01 TECP                                        3,000,000
    4,000,000    VMIG 1*             4.20% due 4/6/01 TECP                                        4,000,000
    3,965,000    VMIG 1*             FSA-Insured PART 3.65% VRDO                                  3,965,000
    2,635,000    VMIG 1*             Pollution Abatement Floating Trust 182
                                        3.45% PART VRDO                                           2,635,000
    2,110,000    VMIG 1*             Series 463 3.45% FSA-Insured PART VRDO                       2,110,000
      500,000    A-1+                Series B 3.30% FGIC-Insured VRDO                               500,000
    1,600,000    A-1+                Series C 3.30% FGIC-Insured VRDO                             1,600,000
    5,000,000    MIG 1*           New Bedford BAN 4.75% due 6/22/01                               5,004,605
    1,210,000    MIG 1*           Sandwich BAN 5.00% due 8/15/01                                  1,213,058
    5,444,000    MIG 1*           South Hadley BAN 5.00% due 8/10/01                              5,456,167
    7,500,000    MIG 1*           Springfield BAN 4.88% due 11/13/01                              7,521,083
    1,000,000    AAA              Worchester Series G MBIA-Insured 6.00% due 7/1/01               1,003,908
-----------------------------------------------------------------------------------------------------------
                                  TOTAL INVESTMENTS -- 100%
                                  (Cost-- $336,364,108**)                                      $336,364,108
-----------------------------------------------------------------------------------------------------------

(a) ALL RATINGS ARE BY STANDARD & POOR'S RATINGS SERVICE ("STANDARD & POOR'S"), EXCEPT FOR THOSE WHICH ARE IDENTIFIED BY AN ASTERISK (*) ARE RATED BY MOODY'S INVESTORS SERVICE, INC. ("MOODY'S").
+ SECURITY HAS NOT BEEN RATED BY EITHER MOODY'S OR STANDARD & POOR'S. HOWEVER, THE BROAD OF TRUSTEES HAS DETERMINED THAT THE SECURITY PRESENTS MINIMAL CREDIT RISK.
++ SECURITY HAS NOT BEEN RATED BY EITHER MOODY'S OR STANDARD & POOR'S. HOWEVER, THE BOARD OF TRUSTEES HAD DETERMINED THIS SECURITY TO BE CONSIDERED A FIRST TIER QUALITY ISSUE DUE TO ENHANCEMENT FEATURES, SUCH AS INSURANCE AND/OR IRREVOCABLE LETTERS OF CREDIT.

**   AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.

    See page 10 for definitions of ratings and certain security descriptions.

                       SEE NOTES TO FINANCIAL STATEMENTS.

          9 SMITH BARNEY MUNI FUNDS 2001 Annual Report to Shareholders

BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below.

AAA       --   Bonds rated "AAA" have the highest rating assigned by Standard
               & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA        --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

SHORT-TERM SECURITIES RATINGS (UNAUDITED)

SP-1      --   Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1       --   Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1    --   Moody's highest rating for issues having a demand feature --
               VRDO.
MIG 1     --   Moody's highest rate for short-term municipal obligations.
NR        --   Indicates that the bond is not rated by either Standard & Poor's or Moody's.


SECURITY DESCRIPTIONS (UNAUDITED)

ABAG      --   Association of Bay Area Governments
AIG       --   American International Guaranty
AMBAC     --   American Municipal Bond Assurance Corporation
AMT       --   Alternative Minimum Tax
BAN       --   Bond Anticipation Notes
BIG       --   Bond Investors Guaranty
CGIC      --   Capital Guaranty Insurance Company
CHFCLI    --   California Health Facility Construction Loan Insurance
CONNIE
  LEE     --   College Construction LoanInsurance Association
COP       --   Certificate of Participation
CSD       --   Central School District
EDA       --   Economic Development Authority
ETM       --   Escrowed To Maturity
FGIC      --   Financial Guaranty Insurance Company
FHA       --   Federal Housing Administration
FHLMC     --   Federal Home Loan Mortgage Corporation
FLAIRS    --   Floating Adjustable Interest Rate Securities
FNMA      --   Federal National Mortgage Association
FRTC      --   Floating Rate Trust Certificates
FSA       --   Federal Savings Association
GIC       --   Guaranteed Investment Contract
GNMA      --   Government National Mortgage Association
GO        --   General Obligation
HDC       --   Housing Development Corporation
HEFA      --   Heath & Educational Facilities Authority
HFA       --   Housing Finance Authority
IDA       --   Industrial Development Authority
IDB       --   Industrial Development Board
IDR       --   Industrial Development Revenue
INFLOS    --   Inverse Floaters
LOC       --   Letter of Credit
MBIA      --   Municipal Bond Investors Assurance Corporation
MFH       --   Multi-Family Housing
MUD       --   Municipal Utilities District
MVRICS    --   Municipal Variable Rate Inverse Coupon Security
PART      --   Partnership Structure
PCR       --   Pollution Control Revenue
RAN       --   Revenue Anticipation Notes
RAW       --   Revenue Anticipation Warrants
RIBS      --   Residual Interest Bonds
RITES     --   Residual Interest Tax-Exempt Securities
SWAP      --   Swap Structure
TAN       --   Tax Anticipation Notes
TECP      --   Tax Exempt Commercial Paper
TOB       --   Tender Option Bond Structure
TRAN      --   Tax and Revenue Anticipation Notes
UFSD      --   Unified Free School District
UHSD      --   Unified High School District
USD       --   Unified School District
VA        --   Veterans Administration
VRDO      --   Variable Rate Demand Obligation
VRWE      --   Variable Rate Wednesday Demand


          10 Smith Barney Muni Funds 2001 Annual Report to Shareholders

STATEMENT OF ASSETS AND LIABILITIES                               MARCH 31, 2001

ASSETS:

  Investments, at amortized cost                                            $336,364,108
  Cash                                                                            82,818
  Interest receivable                                                          2,847,811
  Other assets                                                                       269
----------------------------------------------------------------------------------------
  TOTAL ASSETS                                                               339,295,006
----------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                             2,603,390
  Dividends payable                                                              509,011
  Management fee payable                                                         126,068
  Distribution fees payable                                                        8,132
  Deferred compensation payable                                                      269
  Accrued expenses                                                                91,489
----------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                            3,338,359
----------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                            $335,956,647
========================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                                $    335,957
  Capital paid in excess of par value                                        335,620,690
----------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                            $335,956,647
========================================================================================
SHARES OUTSTANDING                                                           335,956,647
----------------------------------------------------------------------------------------
NET ASSET VALUE, PER SHARE                                                         $1.00
----------------------------------------------------------------------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

         11 SMITH BARNEY MUNI FUNDS 2001 Annual Report to Shareholders

STATEMENT OF OPERATIONS                        FOR THE YEAR ENDED MARCH 31, 2001

INVESTMENT INCOME:
  Interest                                                                  $11,269,170
---------------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 4)                                                     1,404,178
  Distribution fees (Note 4)                                                    280,826
  Shareholder and system servicing fees                                          52,016
  Shareholder communications                                                     45,500
  Registration fees                                                              35,997
  Audit and legal                                                                20,347
  Custody                                                                        15,095
  Trustees' fees                                                                  4,191
  Other                                                                          11,316
---------------------------------------------------------------------------------------
  TOTAL EXPENSES                                                              1,869,466
  Less: Management fee waiver (Note 4)                                          (43,424)
---------------------------------------------------------------------------------------
NET EXPENSES                                                                  1,826,042
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       $ 9,443,128
=======================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

         12 SMITH BARNEY MUNI FUNDS 2001 Annual Report to Shareholders

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED MARCH 31, 2001
AND THE PERIOD ENDED MARCH 31, 2000(a)

                                                                          2001                     2000
------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                             $    9,443,128            $   2,778,747
------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS                                 9,443,128                2,778,747
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                                                 (9,443,128)              (2,778,747)
------------------------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS                                      (9,443,128)              (2,778,747)
------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
  Net proceeds from sale of shares                                   1,283,572,048              684,430,653
  Net asset value of shares issued for
     reinvestment of dividends                                           9,176,531                2,338,475
  Cost of shares reacquired                                         (1,216,386,321)            (427,174,739)
------------------------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
     FUND SHARE TRANSACTIONS                                            76,362,258              259,594,389
------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                                  76,362,258              259,594,389
NET ASSETS:
  Beginning of year                                                    259,594,389                       --
------------------------------------------------------------------------------------------------------------
  END OF YEAR                                                       $  335,956,647            $ 259,594,389
------------------------------------------------------------------------------------------------------------


(a) FOR THE PERIOD FROM SEPTEMBER 14, 1999 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 2000.


                       SEE NOTES TO FINANCIAL STATEMENTS.

         13 SMITH BARNEY MUNI FUNDS 2001 Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS

1.   Significant Accounting Policies

The Massachusetts Money Market Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, Limited Term, National, New York, Pennsylvania, California Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) the Portfolio uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) gains or losses on the sale of securities are calculated by using the specific identification method; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Portfolio Concentration

Since the Portfolio invests primarily in obligations of issuers within Massachusetts, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Massachusetts.

         14 SMITH BARNEY MUNI FUNDS 2001 Annual Report to Shareholders

3.   Exempt-Interest Dividends and Other Distributions

The Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly in fund shares on the payable date. Furthermore, the Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4.   Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion and 0.45% on the average daily net assets in excess of $5 billion. This fee is calculated daily and paid monthly. For the year ended March 31, 2001, SBFM waived a portion of their management fee amounting to $43,424.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended March 31, 2001, the Portfolio paid transfer agent fees of $32,820 to CFTC.

         15 SMITH BARNEY MUNI FUNDS 2001 Annual Report to Shareholders

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Portfolio's distributor replacing CFBDS, Inc. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as a members of the selling group.

Pursuant to a Distribution Plan, the Portfolio pays a distribution fee with respect to Class A shares calculated at the annual rate of 0.10% of the average daily net assets of that class.

All officers and one Trustee of the Fund are employees of SSB.

5.   Shares of Beneficial Interest

At March 31, 2001, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of the Portfolio were as follows:

                                                               YEAR ENDED                  PERIOD ENDED
                                                             MARCH 31, 2001               MARCH 31, 2000*
=========================================================================================================
CLASS A
Shares sold                                                    1,283,572,048                 684,430,653
Shares issued on reinvestment                                      9,176,531                   2,338,475
Shares reacquired                                             (1,216,386,321)               (427,174,739)
---------------------------------------------------------------------------------------------------------
Net Increase                                                      76,362,258                 259,594,389
=========================================================================================================

* FOR THE PERIOD FROM SEPTEMBER 14, 1999 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 2000.

         16 SMITH BARNEY MUNI FUNDS 2001 Annual Report to Shareholders

FINANCIAL HIGHLIGHTS

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED MARCH 31, UNLESS OTHERWISE NOTED:

CLASS A SHARES                                                         2001       2000(1)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                     $1.00       $1.00
-------------------------------------------------------------------------------------------
Net investment income(2)                                               0.034       0.016
Dividends from net investment income                                  (0.034)     (0.016)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                           $1.00       $1.00
-------------------------------------------------------------------------------------------
TOTAL RETURN                                                            3.46%       1.66%++
-------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)                                     $ 336       $ 260
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(2)(3)                                                       0.65%       0.65%+
   Net investment income                                                3.36        3.05+
-------------------------------------------------------------------------------------------

(1) FOR THE PERIOD FROM SEPTEMBER 14, 1999 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 2000.
(2) THE MANAGER WAIVED A PORTION OF ITS FEES FOR THE YEAR ENDED MARCH 31, 2001 AND THE PERIOD ENDED MARCH 31, 2000. IF SUCH FEES WERE NOT WAIVED, THE PER SHARE DECREASES TO NET INVESTMENT INCOME AND THE ACTUAL EXPENSE RATIOS WOULD HAVE BEEN AS FOLLOWS:

                            Per Share Decreases                Expense Ratios
                         to Net Investment Income            Without Fee Waiver
                         ------------------------            ------------------
       2001                        $0.000*                          0.66%
       2000                         0.001                           0.76+

(3) AS A RESULT OF VOLUNTARY EXPENSE LIMITATIONS, THE EXPENSE RATIO WILL NOT EXCEED 0.80%.
*    AMOUNT REPRESENTS LESS THAN $0.001 PER SHARE.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

+    ANNUALIZED.


         17 SMITH BARNEY MUNI FUNDS 2001 Annual Report to Shareholders

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
SMITH BARNEY MUNI FUNDS:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Massachusetts Money Market Portfolio ("Portfolio") of the Smith Barney Muni Funds ("Fund") as of March 31, 2001, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year ended March 31, 2001 and for the period from September 14, 1999 (commencement of operations) to March 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio of the Fund as of March 31, 2001, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year ended March 31, 2001 and for the period from September 14, 1999 to March 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
May 8, 2001

         18 SMITH BARNEY MUNI FUNDS 2001 Annual Report to Shareholders

TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Portfolio hereby designates for the fiscal year ended March 31, 2001:

     - 100.00% of the dividends paid by the Portfolio from net investment income as tax exempt for regular Federal income tax purposes.

         19 SMITH BARNEY MUNI FUNDS 2001 Annual Report to Shareholders

SMITH BARNEY
MUNI FUNDS

TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher

Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon,
   Chairman
Roderick C. Rasmussen
John P. Toolan

OFFICERS

Heath B. McLendon
President and

Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph Benevento
Vice President

Joseph P. Deane
Vice President

Irving P. David
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER
Smith Barney Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

SMITH BARNEY MUNI FUNDS

This report is submitted for the general information of the shareholders of Smith Barney Muni Funds - Massachusetts Money Market Portfolio, but it may also be used as sales literature when preceded or accompanied by the current

Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after June 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY MUNI FUNDS
Smith Barney Mutual Funds
7 World Trade Center
New York, New York 10048

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

           SALOMON SMITH BARNEY
    ---------------------------
    A MEMBER OF CITIGROUP[LOGO]


Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD 01908 5/01

                                  SMITH BARNEY

                                   MUNI FUNDS

                                FLORIDA PORTFOLIO

                 CLASSIC SERIES | ANNUAL REPORT | MARCH 31, 2001

                                      LOGO:

                                      SBMF

                           Smith Barney Mutual Funds
                Your Serious Money. Professionally Managed.(SM)

             NOT FDIC INSURED O NOT BANK GUARANTEED O MAY LOSE VALUE

                           A MESSAGE FROM THE CHAIRMAN

The year 2001 has begun as a period of transition and consolidation for U.S. securities markets. The bond market in particular has witnessed a dramatic change over the past year, reflecting a shift in Federal Reserve Board ("Fed") policy from monetary tightening to easing of interest rates. The stock market's volatility continues to make headlines, and we have seen many investors move more of their assets into bonds -- attracted by the steady stream of interest income.

As you may know, state-specific municipal bond funds seek to provide current income free of federal and in some cases, state and local taxes. In managing our municipal funds, specifically Smith Barney Muni Funds -- Florida Portfolio ("Portfolio"), we seek to pay as high a level of income exempt from federal income taxes1 and the Florida intangibles tax as is consistent with prudent investment management. The Portfolio pays dividends monthly and offers a dividend reinvestment plan. We encourage you to participate in the dividend reinvestment program, a con ven - ient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Portfolio.

Experienced manager Peter Coffey and his team seek to create a built-in income stream for the long-term. Coffey and his investment team primarily focus on intermediate-term and long-term municipal bonds that have remaining maturities, at the time of purchase, from three to more than thirty years.

As the global economy be comes more balanced and the U.S. is plagued by market instability, it has become more important than ever to choose an investment manager you trust. When you invest in a fund that is managed by a Citigroup Asset Management adviser, you gain access to the experience and resources of one of the world's largest and most well respected financial institutions.

Thank you for your continued confidence in our investment management.

Sincerely,


/S/ Heath B. McLendon

Heath B. McLendon
Chairman

April 16, 2001







Photo of: HEATH B. MCLENDON
CHAIRMAN

------------------
1 Please note a portion of the income from the Portfolio may be subject to the ALTERNATIVE MINIMUM TAX ("AMT").

          1 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

DEAR SHAREHOLDER:

We are pleased to provide the annual report for the Smith Barney Muni Funds -- Florida Portfolio ("Portfolio") for the year ended March 31, 2001. In this report we have summarized what we believe to be the period's prevailing economic and market conditions and outlined our investment strategy. We hope you find this report to be useful and informative.

Please note, the information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio, or that the percentage of the Portfolio's assets held in various sectors will remain the same. Please refer to pages 10 through 18 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of March 31, 2001 and is subject to change.

PERFORMANCE AND INVESTMENT STRATEGY
For the year ended March 31, 2001, the Portfolio's Class A shares, without and with sales charges, returned 10.83% and 6.39%, respectively. In comparison, the Lehman Brothers Municipal Bond Index ("Lehman Index")(1) returned 10.92% for the same period. Past performance is not indicative of future results.

Because we think the bond markets are likely to remain volatile in the near term, we continue to favor a gradual approach into the municipal bond market. In terms of maturity, we think a prudent course of action today may be for investors to move out a bit along the yield curve,(2) to take advantage of its positive slope. In addition, we have maintained high average credit quality in the Portfolio because quality spreads remain relatively narrow.

We select securities primarily by seeking to identify undervalued sectors as well as individual securities, while also selecting securities that we believe will benefit from changes in market conditions.

------------------------

1 The Lehman Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.

2 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Photo of: PETER M. COFFEY
VICE PRESIDENT



         2 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

MARKET OVERVIEW AND OUTLOOK
During the period, activity in the municipal bond market continued to be quite vigorous, both in terms of new issue supply and purchases by individual investors. In our opinion, municipal bonds are now more inexpensive, relative to high-grade taxable bonds compared to what they have been in quite a while.

We believe the municipal market has responded well to heavy new issue supply. We think issuance appears to be up sharply from year-earlier levels for a number of reasons. First, volume slowed sharply during the lengthy post-election period, as the nation's lawmakers focused on the ongoing presidential battle. Second, there is often a temporary hiatus in issuance after a presidential election as a large number of new state and local leaders take office.

We believe these trends have created pent-up demand for capital, as existing leaders refocused and new leaders begin to better identify their ongoing funding needs. Third, the decline in overall interest rates -- including municipal bond rates -- has led to a moderate increase in the level of re-fundings. Fourth, the continuous need to expand or improve governmental facilities remains high in a large variety of sectors such as education, transportation and municipal utilities.

Recent surveys suggest that the magnitude of pent-up demand for infrastructure and related facilities continues to expand. Lastly, and perhaps somewhat ironically, the slowdown in the U.S. economy appears to be leading to additional financings. Some state and local governments that had adopted a "pay as you go" strategy in past years, utilizing budget surpluses to pay for ongoing capital projects, now have discovered the need to resume borrowing for projects with potential long-term benefits.

Based upon financings already scheduled and preliminary activities by potential issuers, it seems likely to us that new issue supply will continue to be robust. The good news for investors is that we think municipal bond yields should stay high, relative to taxable yields, and relative to the underlying inflation rate.

In general, we expect the impact of the recent economic slowdown for municipal credit quality is likely to be extremely modest. The rising tide of nine-plus

         3 Smith Barney Muni Funds | 2001 Annual Report to Shareholders years of unabated economic growth strengthened the financial position of a great number of issuers. In municipal bonds, upgrades have exceeded downgrades in past years. In our opinion, this relative strength in the municipal bond market seems unlikely to slow down based on current market conditions. We also anticipate that the current economic slowdown will be short-lived. Why? With underlying inflation still moderate, the Federal Reserve Board ("Fed") has considerable room to reduce short-term interest rates in order to restart economic growth. And while no guarantees can be made, we believe that the benefits of such moves by the Fed will enable U.S. economic growth to resume by some time in the second half of the year. In our opinion, such a trend would further reduce the risk of credit erosion with respect to municipal bonds.

The Fed has moved more aggressively than usual in response to weaker demand. In our view, this prompt Fed easing is likely to accelerate the healing process, even if economic activity deteriorates abruptly in the very near term.

While a long way from achieving a consensus, potential changes in tax rates could also impact municipal bond markets. Much has been written about President George W. Bush's proposed cut in income tax rates. If enacted, we believe this proposal would place modest upward pressure on municipal bond yields, relative to taxable yields.

In our view, the U.S. economy should begin to perform better later in 2001, partly as a result of Fed action. Also, we think the balance between supply and demand in the municipal bond market should remain relatively stable. In addition, we think that long-term municipal yields should remain in a relatively narrow "trading range" over the near term.

FLORIDA ECONOMIC HIGHLIGHTS(3)
In the last quarter century, Florida has undergone a tremendous amount of change, with the state's economy moving away from a manufacturing base to one more focused on international trade and services. The growth of Florida's tourism has also had a significant impact on the state's overall economy, yielding billions in additional revenue.

------------------------
3 Source: Fitch IBCA, Duff & Phelps.


         4 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

Florida's economic expansion has increased the need for more infrastructure, educational facilities, and other needs to meet growth in a state that is currently the fourth largest in the U.S. Yet, despite these pressures and considerable planned capital spending increases, debt has remained moderate at $944 per capita and 3.6% of personal income. In addition, the Sunshine State's financial operations have also been successful in recent years with better-than-expected revenue collections helping the state to meet the needs of its growing population. In our opinion, the long-term outlook for Florida remains bright. And while no guarantees can be made, we believe the state's financial operations should continue to be sound in the years ahead.

Thank you for investing in the Smith Barney Muni Funds - Florida Portfolio. We look forward to helping you pursue your financial goals in the future.

Sincerely,


/s/Peter M. Coffey
Peter M. Coffey
Vice President

April 25, 2001


         5 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

HISTORICAL PERFORMANCE -- CLASS A SHARES

                       NET ASSET VALUE
                     -------------------
                     BEGINNING    END OF       INCOME   CAPITAL GAIN    TOTAL
YEAR ENDED            OF YEAR      YEAR       DIVIDENDS DISTRIBUTIONS RETURNS(1)
===============================================================================
3/31/01               $12.70      $13.34        $0.70       $0.00        10.83%
-------------------------------------------------------------------------------
3/31/00                13.70       12.70         0.68        0.00        (2.25)
-------------------------------------------------------------------------------
3/31/99                13.74       13.70         0.70        0.09         5.56
-------------------------------------------------------------------------------
3/31/98                13.16       13.74         0.73        0.13        11.15
-------------------------------------------------------------------------------
3/31/97                13.24       13.16         0.73        0.05         5.44
-------------------------------------------------------------------------------
3/31/96                12.89       13.24         0.74        0.00         8.65
-------------------------------------------------------------------------------
3/31/95                12.82       12.89         0.76        0.00         6.77
-------------------------------------------------------------------------------
3/31/94                13.21       12.82         0.77        0.00         2.75
-------------------------------------------------------------------------------
3/31/93                12.32       13.21         0.80        0.01        14.21
-------------------------------------------------------------------------------
Inception* - 3/31/92   12.00       12.32         0.70        0.00         8.70+
===============================================================================
Total                                           $7.31       $0.28
===============================================================================

HISTORICAL PERFORMANCE -- CLASS B SHARES

                       NET ASSET VALUE
                     -------------------
                     BEGINNING    END OF       INCOME   CAPITAL GAIN    TOTAL
YEAR ENDED            OF YEAR      YEAR       DIVIDENDS DISTRIBUTIONS RETURNS(1)
===============================================================================
3/31/01               $12.70      $13.32        $0.63       $0.00        10.14%
-------------------------------------------------------------------------------
3/31/00                13.69       12.70         0.61        0.00        (2.70)
-------------------------------------------------------------------------------
3/31/99                13.73       13.69         0.63        0.09         5.01
-------------------------------------------------------------------------------
3/31/98                13.14       13.73         0.65        0.13        10.59
-------------------------------------------------------------------------------
3/31/97                13.23       13.14         0.68        0.05         4.91
-------------------------------------------------------------------------------
3/31/96                12.89       13.23         0.69        0.00         8.09
-------------------------------------------------------------------------------
Inception* - 3/31/95   11.91       12.89         0.29        0.00        10.77+
===============================================================================
Total                                           $4.18       $0.27
===============================================================================

         6 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

HISTORICAL PERFORMANCE -- CLASS L SHARES

                        NET ASSET VALUE
                     --------------------
                     BEGINNING      END        INCOME   CAPITAL GAIN    TOTAL
YEAR ENDED            OF YEAR     OF YEAR     DIVIDENDS DISTRIBUTIONS RETURNS(1)
===============================================================================
3/31/01               $12.70      $13.33        $0.63       $0.00        10.16%
-------------------------------------------------------------------------------
3/31/00                13.69       12.70         0.60        0.00        (2.78)
-------------------------------------------------------------------------------
3/31/99                13.74       13.69         0.62        0.09         4.87
-------------------------------------------------------------------------------
3/31/98                13.14       13.74         0.63        0.13        10.51
-------------------------------------------------------------------------------
3/31/97                13.22       13.14         0.67        0.05         4.94
-------------------------------------------------------------------------------
3/31/96                12.89       13.22         0.68        0.00         7.96
-------------------------------------------------------------------------------
3/31/95                12.81       12.89         0.67        0.00         6.12
-------------------------------------------------------------------------------
3/31/94                13.20       12.81         0.68        0.00         2.05
-------------------------------------------------------------------------------
Inception* - 3/31/93   12.86       13.20         0.18        0.00         4.05+
===============================================================================
Total                                           $5.36       $0.27
===============================================================================

IT IS THE PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

AVERAGE ANNUAL TOTAL RETURNS


                                                     WITHOUT SALES CHARGES(1)
                                                -------------------------------
                                                CLASS A    CLASS B      CLASS L
===============================================================================
Year Ended 3/31/01                                10.83%     10.14%      10.16%
-------------------------------------------------------------------------------
Five Years Ended 3/31/01                           6.03       5.48        5.43
-------------------------------------------------------------------------------
Inception* through 3/31/01                         7.09       7.26        5.75
===============================================================================

                                                      WITH SALES CHARGES(2)
                                                 ------------------------------
                                                 CLASS A    CLASS B     CLASS L
===============================================================================
Year Ended 3/31/01                                 6.39%      5.64%       8.06%
-------------------------------------------------------------------------------
Five Years Ended 3/31/01                           5.17       5.32        5.22
-------------------------------------------------------------------------------
Inception* through 3/31/01                         6.65       7.26        5.62
===============================================================================


         7 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

CUMULATIVE TOTAL RETURNS

                                                     WITHOUT SALES CHARGES(1)
===============================================================================
Class A (Inception* through 3/31/01)                          98.30%
-------------------------------------------------------------------------------
Class B (Inception* through 3/31/01)                          56.32
-------------------------------------------------------------------------------
Class L (Inception* through 3/31/01)                          58.47
===============================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges (") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and L shares are April 2, 1991, November 16, 1994 and January 5, 1993, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

         8 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

HISTORICAL PERFORMANCE (UNAUDITED)

                 Growth of $10,000 Invested in Class A Shares of
                           the Florida Portfolio vs.
                      Lehman Brothers Municipal Bond Index+

================================================================================
                            April 1991 -- March 2001

LINE CHART:

                 Lehman Brothers
                 Municipal Bond Index                  Florida Portfolio
4/2/91           10000                                  9600
3/92             10999                                 10433
3/93             12376                                 11196
3/94             12663                                 12244
3/95             13605                                 13073
3/96             14746                                 14203
3/97             15548                                 14977
3/98             17214                                 16647
3/99             18281                                 17573
3/00             18266                                 17177
3/01             20261                                 19036




+ Hypothetical illustration of $10,000 invested in Class A shares at inception on April 2, 1991, assuming deduction of the 4.00% maximum initial sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994, and thereafter at net asset value) and capital gains, if any, at net asset value through March 31, 2001. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1984. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

         9 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2001

   FACE
  AMOUNT    RATING(a)                  SECURITY                                         VALUE
=================================================================================================
EDUCATION -- 7.6%
                    Capital Projects Finance Authority Student Housing Revenue,
                     Cafra Capital Corp., Capital Projects Loan Program:
$3,000,000  NR         Series A, 7.850% due 8/15/31                                   $ 3,041,250
 4,000,000  AAA        Series F-1, MBIA-Insured, 5.000% due 10/1/31                     3,850,000
 1,235,000  AAA     Florida State Board Regent Housing Revenue,
                     University Central Florida, FGIC-Insured, 5.250% due 10/1/26       1,247,350
 2,000,000  AAA     Florida State Board of Education Capital Outlay, Public Education,
                     Series E, FSA-Insured, 5.000% due 6/1/30                           1,940,000
 1,000,000  Aaa*    Hillsborough County School Board, COP, 5.000% due 7/1/25              976,250
 2,790,000  A       Virgin Islands University Refunding & Improvement, Series A,
                     ACA-Insured, 6.250% due 12/1/29                                    2,939,963
                    Volusia County Educational Facilities Authority Revenue,
                      Embry-Riddle Aeronautical University:
 2,875,000  Baa2*      Series A, 6.125% due 10/15/16                                    3,043,906
   150,000  AAA        Unrefunded Balance, CONNIE LEE-Insured, 6.500%
                         due 10/15/15                                                     158,250
-------------------------------------------------------------------------------------------------
                                                                                       17,196,969
-------------------------------------------------------------------------------------------------
ESCROWED TO MATURITY (b)-- 4.8%
    60,000  AAA     Altamonte Springs Health Facilities Authority, Hospital Revenue,
                     Adventist Health System, 13.000% due 10/1/01                          62,860
   860,000  AAA     Bradford County Health Facilities Authority Revenue,
                     (Santa Fe Health Care Facilities Project), 6.050% due 11/15/16       961,050
   220,000  AAA     Cape Coral Health Facilities Authority Hospital Revenue,
                     (Cape Coral Medical Center Project), 8.125% due 11/1/08              257,675
   230,000  AAA     Dunedin Health Facilities Authority Revenue, Mease Hospital Inc.,
                     7.600% due 10/1/08                                                   261,050
 3,000,000  AAA     Escambia County HFA, Multi-Family Housing Revenue,
                     Genesis Healthcare, Principal Custodial Receipts, Series A,
                     FGIC-Insured, zero coupon due 10/15/18                             1,177,500
 2,015,000  AAA     Gainesville Utility System Revenue, 8.125% due 10/1/14              2,591,794
    70,000  AAA     Lee County Capital Bonds, MBIA-Insured, 9.500% due 10/1/05             79,712
   780,000  AAA     Lee County Justice Center Complex Inc., Improvement Revenue,
                     Series A, MBIA-Insured, 11.125% due 1/1/11                         1,071,525
                    Lee County Southwest Regional Airport Revenue, MBIA-Insured:
   200,000  AAA      8.625% due 10/1/09                                                   238,250
   515,000  AAA      9.630% due 10/1/09                                                   640,531
   465,000  AAA     Orange County Health Facility Authority Revenue,
                     Southern Adventist Hospital, 8.750% due 10/1/09                      556,837
   955,000  AAA     Palm Beach County Health Facilities Authority Revenue,
                     (John F. Kennedy Memorial Hospital Inc. Project),
                     Series C, 9.500% due 8/1/13                                        1,246,275
 1,020,000  AAA     Palm Beach County Solid Waste Authority Revenue, MBIA-Insured,
                     10.000% due 12/1/04                                                1,162,800


                       SEE NOTES TO FINANCIAL STATEMENTS.

         10 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2001

   FACE
  AMOUNT    RATING(a)                  SECURITY                                         VALUE
=================================================================================================
ESCROWED TO MATURITY (b) -- 4.8% (CONTINUED)
$  370,000  AAA     Tampa Guaranteed Entitlement Revenue, MBIA-Insured,
                     9.750% due 10/1/08                                               $   452,325
-------------------------------------------------------------------------------------------------
                                                                                       10,760,184
-------------------------------------------------------------------------------------------------
FINANCE -- 2.2%
                    Virgin Islands Public Finance Authority Revenue:
 2,000,000  A        Series A, ACA-Insured, 5.500% due 10/1/18                          2,000,000
                     Series E:
 1,000,000  NR         5.750% due 10/1/13                                                 990,000
 2,000,000  NR         6.000% due 10/1/22                                               1,997,500
-------------------------------------------------------------------------------------------------
                                                                                        4,987,500
-------------------------------------------------------------------------------------------------
GENERAL OBLIGATION -- 0.9%
   500,000  NR      Brevard County Tourist Development Tax Revenue,
                     4th Century Marlins Spring, 6.875% due 3/1/13                        516,250
 1,000,000  AAA     Florida State Broward County, 10.000% due 7/1/14                    1,466,250
-------------------------------------------------------------------------------------------------
                                                                                        1,982,500
-------------------------------------------------------------------------------------------------
HOSPITAL -- 18.9%
                    Escambia County Health Facilities Authority Revenue:
 2,500,000  BBB-++   Azalea Trace Inc. Project, 6.100% due 1/1/19                       2,390,625
 2,000,000  Aaa*     Florida Health Care Facility Loan, VHA Program, AMBAC-Insured,
                       5.950% due 7/1/20                                                2,200,000
   240,000  BBB+     Unrefunded Balance, Baptist Hospital, 6.750% due 10/1/14247,500
 2,000,000  A-      Highlands County Health Facilities Authority Revenue,
                     Adventist Health System, 5.250% due 11/15/20                       1,777,500
                    Jacksonville Health Facilities Authority, Hospital Revenue:
                     National Benevolent Association, IDR, Cypress Hill
                       Village Program:
   750,000  Baa2*        6.400% due 12/1/16                                               723,750
 1,000,000  Baa2*        Series A, 6.250% due 12/1/26                                     898,750
 1,175,000  Baa2*        Series A, 7.100% due 3/1/30                                    1,183,813
 2,000,000  AA+      St. Luke's Hospital Association Project,
                       7.125% due 11/15/20                                              2,070,220
   140,000  AAA      St. Vincent's Medical Center, 9.125% due 1/1/03                      149,275
   310,000  AAA      University Medical Center Inc. Project, CONNIE LEE-Insured,
                       7.975% due 2/1/21                                                  321,395
 1,000,000  AAA     Lee County Hospital Board of Directors, Hospital Revenue,
                     MBIA-Insured, Regular Linked SAVRS & RIBS,
                     8.269% due 3/26/20 (c)                                             1,066,580
 1,100,000  BBB-    Miami Beach Health Facilities Authority, Hospital Revenue,
                     Mt. Sinai Medical Center Project, 5.375% due 11/15/28                880,000


                       SEE NOTES TO FINANCIAL STATEMENTS.


         11 SMITH BARNEY MUNI FUNDS | 2001 ANNUAL REPORT TO SHAREHOLDERS

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2001

   FACE
  AMOUNT    RATING(a)                  SECURITY                                         VALUE
=================================================================================================

HOSPITAL -- 18.9% (CONTINUED)
                    Orange County Health Facilities Authority, Hospital Revenue Bonds:
                     Adventist Health Systems:
$3,000,000  A-         6.500% due 11/15/30                                            $ 3,071,250
 1,500,000  AAA        FSA-Insured, 6.050% due 11/15/07                                 1,576,875
 1,000,000  AAA        Sunbelt Inc. Project, Series B, 6.750% due 11/15/21              1,033,680
 2,000,000  NR       First Mortgage Healthcare Facilities, 9.000% due 7/1/31            2,012,500
 1,100,000  AA       Mayflower Retirement Center Project, Asset Guaranteed,
                       5.250% due 6/1/19                                                1,095,875
 1,000,000  AAA      MBIA-Insured, 8.746% due 10/29/21 (c)                              1,077,340
 1,000,000  A2*      Orlando Regional Healthcare System, Series E, 6.000%
                       due 10/1/26                                                      1,021,250
                    Pinellas County Health Facilities Authority Revenue:
 2,000,000  AAA      Baycare Health System, 5.000% due 11/15/30                         1,925,000
   320,000  BB+      Sun Coast Health System, Sun Coast Hospital Guaranteed,
                       Series A, 8.500% due 3/1/20                                        324,176
 1,000,000  BBB-    Puerto Rico Industrial Tourist Educational Medical & Environmental
                     Control Facilities, Mennonite General Hospital Project-Series A,
                     5.625% due 7/1/27                                                    830,000
                    Sarasota County Public Hospital Board Revenue, Sarasota
                     Memorial Hospital, Series B, MBIA-Insured:
 6,745,000  AAA        5.250% due 7/1/24                                                6,905,194
 3,485,000  AAA        5.500% due 7/1/28                                                3,685,388
 2,000,000  A-      South Lake County Hospital District Revenue, South Lake Hospital
                     Inc., Orlando Regional Healthcare, 6.000% due 10/1/22              2,020,000
 1,740,000  A       Suwannee County Health Care Facilities Revenue, Advent
                     Christian Village Inc., ACA-Insured, 5.250% due 4/1/19             1,646,475
   805,000  AAA     Tampa Revenue Health Systems, Catholic Health, Series A-1,
                     4.875% due 11/15/18                                                  788,900
-------------------------------------------------------------------------------------------------
                                                                                       42,923,311
-------------------------------------------------------------------------------------------------
HOUSING: MULTI-FAMILY -- 8.2%
   365,000  AAA     Clearwater Multi-Family Housing Revenue, (Drew Gardens
                     Project), Series A, FHA-Insured, 6.500% due 10/1/25                  377,318
                    Dade County HFA, Multi-Family Mortgage Revenue:
 1,085,000  AAA      Antique Club Apartments, Series A-1, AMBAC-Insured,
                       6.750% due 8/1/14 (d)                                            1,158,238
 1,000,000  NR       Golden Lakes Apartments Project, 6.050% due 11/1/39 (d)            1,017,500
 2,900,000  A        Sr. Lien, Series I-1, 6.625% due 7/1/28 (d)                        3,095,750
 1,000,000  BBB+     The Vineyards Project, Series H, 6.500% due 11/1/25                1,047,500
 2,355,000  AAA     Dade County IDR, Susanna Wesley Health Center, Series A,
                     FHA-Insured, 6.625% due 7/1/30                                     2,484,525
 1,500,000            AAA Lee County HFA, Multi-Family Revenue, (Brittany Phase
                     II Project), Series A, FNMA-Collateralized, 6.100% due
                     12/1/32 (d)                                                        1,567,500
 1,000,000  AAA     Oceanside Housing Development Corp., Multi-Family
                     Mortgage Revenue, FHA-Insured, 6.875% due 2/1/20                   1,014,150

                       SEE NOTES TO FINANCIAL STATEMENTS.


         12 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2001


   FACE
  AMOUNT    RATING(a)                  SECURITY                                         VALUE
=================================================================================================

HOUSING: MULTI-FAMILY -- 8.2% (CONTINUED)
                    Orange County HFA, Multi-Family Revenue:
                     (Loma Vista Project), Series G:
$1,000,000  A3*        5.450% due 9/1/24 (d)                                          $   991,250
 1,000,000  A3*        5.500% due 3/1/32 (d)                                            1,002,500
 2,065,000  Aaa*     RHA/Affordable Housing III, Series A, MBIA-Insured,
                       6.200% due 7/1/20                                                2,212,131
 1,300,000  A       Pasco County HFA, Multi-Family Revenue, (Pasco Woods
                     Apartments Project), Series A, 5.700% due 8/1/19 (d)               1,335,750
 1,095,000  AAA     Southwest Housing Development Corp., Multi-Family
                     Housing Mortgage Revenue, Refunding, FHA-Insured,
                     6.875% due 2/1/20                                                  1,108,983
   100,000  AAA     St. Johns County Housing Authority Revenue,
                     FNMA-Collateralized, 3.500% due 2/15/28                              100,000
-------------------------------------------------------------------------------------------------
                                                                                       18,513,095
-------------------------------------------------------------------------------------------------
HOUSING: SINGLE-FAMILY -- 7.0%
                    Brevard County HFA, Single-Family Mortgage Revenue:
   245,000  Aaa*     GNMA-Collateralized, 6.600% due 9/1/16 (d)                           257,556
   900,000  Aaa*     GNMA/FNMA-Collateralized, 6.400% due 9/1/23 (d)                      934,875
                    Broward County HFA, Single-Family Mortgage Revenue:
   100,000  Aa2*     Capital Appreciation, zero coupon due 4/1/14                          26,875
   550,000  Aaa*     GNMA/FNMA-Collateralized, 6.650% due 8/1/21 (d)                      579,562
 1,370,000  Aaa*    Dade County HFA, Home Ownership Mortgage Revenue,
                     Series A, GNMA/FNMA-Collateralized, 6.375% due 4/1/33 (d)          1,445,350
                    Dade County HFA, Single-Family Mortgage Revenue,
                     GNMA/FNMA-Collateralized:
 1,500,000  AAA        6.700% due 4/1/28 (d)                                            1,588,125
    25,000  Aaa*       Series E, 7.000% due 3/1/24                                         25,531
   510,000  Aaa*    Duval County HFA, Single-Family Mortgage Revenue, GNMA-
                     Collateralized, 6.700% due 10/1/26 (d)                               534,862
 1,000,000  Aaa*    Escambia County HFA, Single-Family Mortgage Revenue,
                     Series A, GNMA/FNMA-Collateralized, 5.500% due 10/1/31 (d)         1,001,250
                     Florida HFA:
   900,000  AAA      Single-Family Mortgage, Series B, GNMA/FNMA-Collateralized,
                       6.650% due 7/1/26 (d)                                              939,375
 2,400,000  A        Sunset Place, Series K-1, 6.000% due 10/1/19                       2,502,000
                    Florida Housing Finance Corporate Revenue:
 1,500,000  Aaa*     Augustine Club Apartment, Series D, MBIA-Insured,
                       5.750% due 10/1/30                                               1,554,375
 1,000,000  Baa3*    Series D2, 8.250% due 10/1/30                                      1,030,000
   245,000  Aa1*    Hillsborough County HFA, Single-Family Mortgage Revenue,
                     Series A, GNMA-Collateralized, 7.700% due 4/1/23 (d)                 250,206
   540,000  AAA     Leon County HFA, Single-Family Mortgage Revenue,
                     Multi-County Program, Series B, GNMA/FHLMC-Collateralized,
                     7.300% due 1/1/28 (d)                                                617,625


                       SEE NOTES TO FINANCIAL STATEMENTS.


         13 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2001

   FACE
  AMOUNT    RATING(A)                  SECURITY                                         VALUE
=================================================================================================

HOUSING: SINGLE-FAMILY -- 7.0% (CONTINUED)
$  430,000  AAA     Orange County HFA, Single-Family Mortgage Revenue,
                     GNMA/FNMA-Collateralized, Mortgage Backed Securities
                     Program, 6.750% due 10/1/18 (d)                                  $   449,888
   300,000  Aa1*    Palm Beach HFA, Single-Family Mortgage Revenue, Series
                     A, GNMA-Collateralized, 7.875% due 4/1/23 (d)                        304,500
 1,310,000  Aaa*    Pinnellas County HFA, Single-Family Mortgage Revenue,
                     GNMA/FNMA-Collateralized, 6.550% due 8/1/27 (d)                    1,360,763
   380,000  AAA     Virgin Islands HFA, Single-Family Mortgage Revenue,
                     Series A, GNMA-Collateralized, 6.500% due 3/1/25 (d)                 397,100
-------------------------------------------------------------------------------------------------
                                                                                       15,799,818
-------------------------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT -- 4.5%
 4,000,000  NR      Hillsborough County IDA, Exempt Facility Revenue, National
                     Gypsum, Convertible 10/2/00, Series A, 7.125% due 4/1/30           2,925,000
 1,775,000  NR      Homestead IDR, Community Rehabilitation Providers

                     Program, Series A, 7.950% due 11/1/18                              1,857,094
 1,000,000  BBB-    Lee County IDA, Health Care Facilities Revenue, (Shell Point
                     Village Project), Series A, 5.500% due 11/15/21                      848,750
 1,500,000  BBB-    Martin County IDA, Indiantown, (Cogeneration Project),
                     7.875% due 12/15/25 (d)                                            1,571,250
   500,000  NR      Northern Palm Beach County Water Control District, Unit
                     Development No. 31, Program 1, 6.750% due 11/1/07                    520,000
   706,000  AAA     Osceola County IDA, Revenue, (Community Provider Pooled
                     Loan Program), Series A, FSA-Insured, 7.750% due 7/1/10              720,600
                    Tampa Sports Authority Revenue, (Tampa Bay Arena Project),
                     MBIA-Insured:
   500,000  AAA        6.050% due 10/1/20                                                 574,375
 1,000,000  AAA        6.100% due 10/1/26                                               1,162,500
-------------------------------------------------------------------------------------------------
                                                                                       10,179,569
-------------------------------------------------------------------------------------------------
MISCELLANEOUS -- 12.5%
 1,875,000  AAA     Boca Raton Community Redevelopment Agency, Tax Increment
                     Revenue, Capital Appreciation, (Mizner Park Project), FSA-Insured,
                     zero coupon due 12/1/18                                              757,031
 1,000,000  NR      Capital Region Community Development District Revenue,
                     Capital Improvement, Series A-2, 6.850% due 5/1/31                 1,002,500
 1,000,000  AAA     Dade County Aviation Facilities Revenue, Series B,
                     MBIA-Insured, 6.600% due 10/1/22 (d)                               1,047,500
 3,400,000  NR      Dade County IDR, (Miami Cerebral Palsy Services Project),
                     8.000% due 6/1/22                                                  3,434,000
 3,000,000  AAA     Florida Municipal Loan Council Revenue, MBIA-Insured,
                     5.000% due 4/1/29                                                  2,913,750
   750,000  AAA     Florida State Department of Corrections, COP, Okeechobee
                     Correctional, AMBAC-Insured, 6.250% due 3/1/15                       810,938



                       SEE NOTES TO FINANCIAL STATEMENTS.


         14 Smith Barney Muni Funds | 2001 Annual Report to Shareholders



SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2001
   FACE

  AMOUNT    RATING(a)                  SECURITY                                         VALUE
=================================================================================================

MISCELLANEOUS -- 12.5% (CONTINUED)
$ 2,700,000 AAA     Gulf Breeze Capital Funding, Series B, MBIA-Insured,
                     4.500% due 10/1/27                                               $ 2,403,000
    500,000 BBB-    Hillsborough County Aviation Authority, Special Purpose,
                     (Delta Airlines Project), 6.800% due 1/1/24                          506,250
                    Miami-Dade County Special Obligation, Series B,
                    MBIA-Insured:
 10,155,000 AAA      Zero coupon due 10/1/31                                            1,865,981
 10,410,000 AAA      Zero coupon due 10/1/32                                            1,795,725
  5,070,000 AAA      Zero coupon due 10/1/33                                              823,875
  6,340,000 AAA      Zero coupon due 10/1/35                                              919,300
  1,200,000 AAA     North Springs Improvement District, MBIA-Insured,
                     7.000% due 10/1/09                                                 1,443,000
  1,000,000 NR      Orlando Special Assessment Revenue, (Conroy Interchange
                     Project), Series A, 5.500% due 5/1/10                                990,000
  2,500,000 AAA     Port Palm Beach District Revenue, Series A, Capital Appreciation,
                     MBIA-Insured, zero coupon due 9/1/21                                 793,750
  1,200,000 BBB     Puerto Rico Housing Bank & Finance Agency,
                     7.500% due 12/1/06                                                 1,368,000
  1,520,000 NR      Rivercrest Community Development District, Special Assessment
                     Revenue, 7.000% due 5/1/32                                         1,521,900
    500,000 AAA     St. Augustine Public Service Tax & Guaranteed Entitlement Revenue,
                     Refunding & Improvement, AMBAC-Insured, 5.000% due 10/1/30           484,375
    500,000 NR      Tampa Revenue, (Florida Aquarium Inc. Project),
                     7.750% due 5/1/27                                                    533,445
  1,000,000 Aaa*    Village Center Community Development District, Recreational
                     Revenue, Series A, MBIA-Insured, 5.200% due 11/1/25                  996,250
  2,000,000 NR      Waterlefe Community Development District, Capital Improvement
                     Revenue, Series B, 6.250% due 5/1/10                               1,987,500
-------------------------------------------------------------------------------------------------
                                                                                       28,398,070
-------------------------------------------------------------------------------------------------
NURSING HOME -- 2.8%
  1,000,000 Aa3*    Broward County Health Facilities Authority Revenue, Refunding,
                     Broward County Nursing Home, LOC 91, Allied Irish Banks
                     Ltd., 7.500% due 8/15/20                                           1,035,680
     50,000 AAA     Lee County Individual Development Authority, Health Care Facilities
                     Revenue, Shell Point Village-Project, Series B, 3.520%
                     due 11/1/29                                                           50,000
                    Palm Beach County Health Facilities Authority Revenue, Retirement
                     Community:
  3,750,000 A-         5.625% due 11/15/20                                              3,581,250
  2,135,000 A-         5.125% due 11/15/29                                              1,854,781
-------------------------------------------------------------------------------------------------
                                                                                        6,521,711
-------------------------------------------------------------------------------------------------
Pollution Control-- 4.6%
  2,000,000 A2*     Citrus County PCR, Florida Power Corp., (Crystal River
                     Project), Series A, 6.625% due 1/1/27                              2,055,660


                       SEE NOTES TO FINANCIAL STATEMENTS.


         15 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2001

   FACE
  AMOUNT    RATING(a)                  SECURITY                                         VALUE
=================================================================================================

POLLUTION CONTROL -- 4.6% (CONTINUED)
                    Escambia County PCR, (Champion International Corp. Project):
$  500,000  BBB+     6.950% due 11/1/07                                                $  524,375
 3,500,000  BBB+     6.900% due 8/1/22 (d)                                              3,626,875
   705,000  AAA     Lee County Solid Waste Revenue, MBIA-Insured,
                     7.000% due 10/1/11 (d)                                               729,760
 1,000,000  A2*     Pinellas County PCR, Florida Power Corp., (Anclot & Bartlow
                     Plants Project), 7.200% due 12/1/14                                1,024,280
 1,000,000  BBB     Puerto Rico Industrial, Medical & Environmental Control
                     Facilities, (Ana G. Mendez University System Project),
                     5.375% due 2/1/29                                                    936,250
 1,390,000  BBB-    Putnam County Development Authority PCR, Georgia Pacific
                     Corp. 1984, 7.000% due 12/1/05                                     1,449,075
-------------------------------------------------------------------------------------------------
                                                                                       10,346,275
-------------------------------------------------------------------------------------------------
PRE-REFUNDED (E) -- 2.0%
 1,430,000  Aaa*    Bay County Hospital Revenue, (Bay Medical Center Project),
                     (Call 10/1/04 @ 102), 8.000% due 10/1/12                           1,630,200
 1,375,000  AAA     Escambia County Health Facilities Authority, Baptist Hospital,
                     (Call 10/1/03 @ 102), 6.750% due 10/1/14                           1,509,062
 1,000,000  AAA     South Broward, Hospital District Revenue Bonds, Series 1991C,
                     RIBS, AMBAC-Insured, (Call 5/1/01 @ 104),
                     9.298% due 5/13/21 (c)                                             1,045,240
   350,000  AAA     Volusia County Educational Facility Authority Revenue,
                     Embry-Riddle Aeronautical University, CONNIE LEE-Insured,
                     (Call 10/15/02 @ 102), 6.500% due 10/15/15                           373,625
-------------------------------------------------------------------------------------------------
                                                                                        4,558,127
-------------------------------------------------------------------------------------------------
PUBLIC FACILITIES -- 0.5%
 1,000,000  Baa1*   Miami Beach Redevelopment Agency, Tax Increment Revenue,
                     City Center-Historic Convention, Series B,
                     6.350% due 12/1/22                                                 1,053,750
-------------------------------------------------------------------------------------------------
TRANSPORTATION -- 10.6%
 2,895,000  AAA     Florida State Mid-Bay Bridge Authority Revenue, Series A,
                     AMBAC-Insured, zero coupon due 10/1/19                             1,071,150
 2,000,000  AAA     Florida State Turnpike Authority Revenue, Department of
                     Transportation, Series A, FGIC-Insured, 4.500% due 7/1/27          1,780,000
                    Guam Airport Authority Revenue:
   750,000  BBB      Series A, 6.500% due 10/1/23                                         790,313
 1,000,000  BBB      Series B, 6.600% due 10/1/10 (d)                                   1,068,750
 1,500,000  AA      Ocean Highway and Port Authority, Nassau County,
                     Adjustable Demand Revenue Bonds, Series 1990, LOC ABN AMRO
                     Bank NV, 6.250% mandatory tender 12/1/02 (d)                       1,565,625
 1,000,000  AAA     Orlando & Orange County Expressway Authority, Florida
                     Expressway Revenue, Jr. Lien, FGIC-Insured,
                     5.000% due 7/1/28                                                    972,500


                       SEE NOTES TO FINANCIAL STATEMENTS.


         16 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2001

   FACE
  AMOUNT    RATING(a)                  SECURITY                                         VALUE
=================================================================================================

TRANSPORTATION -- 10.6% (CONTINUED)
                    Puerto Rico Commonwealth Highway & Transportation
                     Authority Revenue, MBIA-Insured:
$9,000,000  AAA        Series A, 4.750% due 7/1/38                                    $ 8,505,000
 1,500,000  AAA        Series Y, 5.000% due 7/1/36                                      1,498,125
                    Sanford Airport Authority IDR, (Central Florida Terminals
                     Inc. Project):
                     Series A:
 1,000,000  NR         7.500% due 5/1/15 (d)                                            1,057,500
 2,000,000  NR         7.750% due 5/1/21 (d)                                            2,122,500
   645,000  NR       Series C, 7.500% due 5/1/21 (d)                                      677,250
                    Santa Rosa Bay Bridge Authority Revenue:
 1,250,000  Baa3*    6.250% due 7/1/28                                                  1,123,438
 5,000,000  BB+      Capital Appreciation, zero coupon due 7/1/17                       1,575,000
-------------------------------------------------------------------------------------------------
                                                                                       23,807,151
-------------------------------------------------------------------------------------------------
UTILITIES -- 10.7%
 2,000,000  Aaa*    Escambia County Utilities Authority, Sanitation System
                     Revenue, Refunding & Improvement, FSA-Insured,
                     4.500% due 1/1/22                                                  1,820,000
 3,000,000  AAA     Escambia County Utility System Authority Revenue Bonds,
                     Series B, FGIC-Insured, 6.250% due 1/1/15                          3,502,500
 4,350,000  Aaa*    Florida State Golden Gate Governmental Utility System Revenue,
                     AMBAC-Insured, 5.000% due 7/1/29 4,219,500 Guam Power
                    Authority Revenue, Series A:
 1,350,000  AAA      6.750% due 10/1/24                                                 1,520,438
 2,975,000  AAA      MBIA-Insured, 5.250% due 10/1/34                                   3,015,906
   930,000  A2*     Hillsborough County Utilities Revenue, Refunding & Improvement,
                     7.000% due 8/1/14                                                    956,449
 5,025,000  AAA     Lakeland Electric & Water Revenue, Refunding, Series-A,
                     MBIA-Insured, 5.000% due 10/1/28                                   4,886,813
 1,000,000  Aaa*    St. Petersburg Public Utilities Revenue, Series A, FSA-Insured,
                     5.000% due 10/1/28                                                   975,000
 3,000,000  AAA     Sunrise Utility System Revenue, Refunding, AMBAC-Insured,
                     5.200% due 10/1/22                                                 3,071,250
-------------------------------------------------------------------------------------------------
                                                                                       23,967,856
-------------------------------------------------------------------------------------------------
WATER AND SEWER -- 2.2%
 2,715,000  AAA     Melbourne Water & Sewer Revenue, Capital Appreciation,
                     MBIA-Insured, zero coupon due 10/1/22                                872,194
 3,000,000  AAA     Miami-Dade County Water & Sewer Revenue, Series A,
                     5.000% due 10/1/29                                                 2,910,000


                       SEE NOTES TO FINANCIAL STATEMENTS.


         17 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2001

   FACE

  AMOUNT    RATING(a)                  SECURITY                                         VALUE
=================================================================================================

WATER AND SEWER -- 2.2% (CONTINUED)
$  640,000  AAA     Miramar Wastewater Improvement Authority, FGIC-Insured,
                     6.750% due 10/1/16                                              $    712,800
   490,000  AAA     Puerto Rico Commonwealth Aqueduct & Sewer Authority
                     Revenue, 10.250% due 7/1/09                                          625,975
-------------------------------------------------------------------------------------------------
                                                                                        5,120,969
-------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS-- 100%
                    (Cost-- $215,060,446**)                                          $226,116,855
=================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc. and those identified by a double dagger (++), which are rated by Fitch IBCA, Duff & Phelps.

(b) Bonds are escrowed to maturity with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c) Residual interest bonds -- coupon varies inversely with level of short-term tax-exempt interest rates.

(d) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.

(e) Bonds are escrowed by U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

** Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 19 and 20 for definitions of ratings and certain security descriptions.

                       SEE NOTES TO FINANCIAL STATEMENTS.


         18 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's) -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     --  Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.
AA      --  Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A       --  Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB     --  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB      --  Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest-rating within its generic category.

Aaa     --  Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa      --  Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in
            "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A       --  Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa     --  Bonds rated "Baa" are considered as medium grade obligations,
            i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



         19 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

Fitch IBCA, Duff & Phelps ("Fitch") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major ratings categories.

AA      --  Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong.

A       --  Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.

BBB     --  Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate.
            Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.
NR          -- Indicates that the bond is not rated by Standard & Poor's,
            Moody's or Fitch.

SHORT-TERM SECURITY RATINGS (UNAUDITED)


SP-1    --  Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus
            (+) sign.

A-1     --  Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safely regarding timely payment is either overwhelming or very strong;
            those issues determined to possess overwhelming safety characteristics are denoted with a (+) sign.

VMIG 1 -- Moody's highest rating for issues having demand feature -- VRDO. P-1 -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.


SECURITY DESCRIPTIONS (UNAUDITED)


ACA     --  American Capital Assurance
AIG     --  American International Guaranty
AMBAC   --  AMBAC Indemnity Corporation
CGIC    --  Capital Guaranty Insurance
            Company
CONNIE
  LEE   --  College Construction Loan
            Insurance Association
COP     --  Certificate of Participation
FGIC    --  Financial Guaranty Insurance
            Company
FHA     --  Federal Housing Administration
FHLMC   --  Federal Home Loan Mortgage
            Corporation
FNMA    --  Federal National Mortgage
            Association
FSA     --  Financial Security Assurance
GEMICO  --  General Electric Mortgage
            Insurance Company
GIC     --  Guaranteed Investment Contract
GNMA    --  Government National Mortgage
            Association
GO      --  General Obligation
HFA     --  Housing Finance Authority
IDA     --  Industrial Development Agency
IDR     --  Industrial Development Revenue
INFLOS  --  Inverse Floaters
LOC     --  Letter of Credit
MBIA    --  Municipal Bond Investors
            Assurance Corporation
PCFA    --  Pollution Control Financing
            Authority
PCR     --  Pollution Control Revenue
RIBS    --  Residual Interest Bonds
SAVRS   --  Select Auction Variable Rate
            Securities
VRDD    --  Variable Rate Demand Note
VRWE    --  Variable Rate Wednesday
            Demand

         20 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

STATEMENT OF ASSETS AND LIABILITIES                               MARCH 31, 2001

ASSETS:
  Investments, at value (Cost--$215,060,446)                       $226,116,855
  Cash                                                                   72,773
  Interest receivable                                                 4,262,516
  Receivable for securities sold                                      3,579,500
  Receivable for Fund shares sold                                        29,184
-------------------------------------------------------------------------------
  TOTAL ASSETS                                                      234,060,828
-------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    3,991,168
  Payable for Fund shares purchased                                     150,000
  Dividends payable                                                     523,229
  Management fee payable                                                 94,547
  Distribution fee payable                                               31,691
  Accrued expenses                                                       76,547
-------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                   4,867,182
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $229,193,646
===============================================================================
NET ASSETS:
  Par value of shares of beneficial interest                       $     17,190
  Capital paid in excess of par value                               221,872,024
  Undistributed net investment income                                    32,392
  Accumulated net realized loss from security transactions           (3,784,369)
  Net unrealized appreciation of investments                         11,056,409
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $229,193,646
===============================================================================
SHARES OUTSTANDING:
  Class A                                                            12,168,768
  -----------------------------------------------------------------------------
  Class B                                                             3,988,045
  -----------------------------------------------------------------------------
  Class L                                                             1,033,045
  -----------------------------------------------------------------------------
NET ASSET VALUE:
  Class A (and redemption price)                                         $13.34
  -----------------------------------------------------------------------------
  Class B *                                                              $13.32
  -----------------------------------------------------------------------------
  Class L **                                                             $13.33
  -----------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
  Class A (net asset value plus 4.17% of net asset value per share)      $13.89
  -----------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)      $13.46
===============================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       SEE NOTES TO FINANCIAL STATEMENTS.

         21 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

STATEMENT OF OPERATIONS                       FOR THE YEAR ENDED MARCH 31, 2001


INVESTMENT INCOME:
  Interest                                                          $13,450,819
-------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 4)                                             1,103,990
  Distribution fee (Note 4)                                             677,817
  Shareholder communications                                             62,989
  Shareholder and system servicing fees                                  59,601
  Audit and legal                                                        24,198
  Pricing service fees                                                   22,655
  Custody                                                                10,132
  Registration fees                                                       5,199
  Other                                                                   2,985
-------------------------------------------------------------------------------
  TOTAL EXPENSES                                                      1,969,566
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                11,481,253
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 5):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              62,975,536
    Cost of securities sold                                          62,834,966
-------------------------------------------------------------------------------
  NET REALIZED GAIN                                                     140,570
-------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of year                                                   615,636
    End of year                                                      11,056,409
-------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED APPRECIATION                            10,440,773
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                              10,581,343
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS                              $22,062,596
===============================================================================



                       SEE NOTES TO FINANCIAL STATEMENTS.

         22 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

STATEMENTS OF CHANGES IN NET ASSETS               FOR THE YEARS ENDED MARCH 31,

                                                      2001             2000
===============================================================================
OPERATIONS:
  Net investment income                          $ 11,481,253      $ 11,619,136
  Net realized gain (loss)                            140,570        (3,658,735)
  Increase (decrease) in net unrealized
    appreciation                                   10,440,773       (13,805,741)
-------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                                22,062,596        (5,845,340)
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                           (11,534,002)      (11,524,617)
-------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                 (11,534,002)      (11,524,617)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                 36,830,317        69,567,854
  Net asset value of shares issued for
    reinvestment of dividends                       5,278,948         5,134,686
  Cost of shares reacquired                       (46,672,685)      (71,815,893)
-------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                        (4,563,420)        2,886,647
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                   5,965,174       (14,483,310)

NET ASSETS:
  Beginning of year                               223,228,472       237,711,782
-------------------------------------------------------------------------------
  END OF YEAR*                                   $229,193,646      $223,228,472
===============================================================================
* Includes undistributed net investment income of:    $32,392           $85,141
===============================================================================



                       SEE NOTES TO FINANCIAL STATEMENTS.

         23 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

NOTES TO FINANCIAL STATEMENTS


1.  Significant Accounting Policies
The Florida Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Funds"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund consists of this Portfolio and eight other separate investment portfolios: Georgia, Limited Term, National, New York, Pennsylvania, New York Money Market, California Money Market and Massachusetts Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available are valued in good faith at fair market value by or under the direction of the Board of Trustees;
(d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security, (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal Income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

         24 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Portfolio currently does not accrete market discount. Upon adoption, the Portfolio will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of the Portfolio. At this time, the Portfolio has not completed its analysis of the impact of this accounting change.

2.  Portfolio Concentration
Since the Portfolio invests primarily in obligations of issuers within Florida, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Florida.

3.  Exempt-Interest Dividends and Other Distributions
The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4.  Management Agreement and Other Transactions
Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as

         25 Smith Barney Muni Funds | 2001 Annual Report to Shareholders investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.50% of its average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended March 31, 2001, the Portfolio paid transfer agent fees of $42,257 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB") another subsidiary of SSBH, became the Portfolio's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2001, SSB and CFBDS received sales charges of approximately $230,000 and $20,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, for the year ended March 31, 2001, CDSCs paid to SSB were approximately:

                                                            Class B     Class L
===============================================================================
CDSCs                                                       $87,000      $1,000
===============================================================================



         26 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets for each respective class. The Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of those classes, respectively. For the year ended March 31, 2001, total Distribution Plan fees incurred were:

                                                Class A     Class B     Class L
===============================================================================
Distribution Plan Fees                         $229,069    $362,037     $86,711
===============================================================================


All officers and one Trustee of the Fund are employees of SSB.

5.  Investments
During the year ended March 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

===============================================================================
Purchases                                                           $57,574,461
-------------------------------------------------------------------------------
Sales                                                                62,975,536
===============================================================================

At March 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================================
Gross unrealized appreciation                                       $13,293,855
Gross unrealized depreciation                                        (2,237,446)
-------------------------------------------------------------------------------
Net unrealized appreciation                                         $11,056,409
===============================================================================


6.  Futures Contracts
Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker,

         27 Smith Barney Muni Funds | 2001 Annual Report to Shareholders depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At March 31, 2001, the Portfolio did not hold any futures contracts.

7.  CAPITAL LOSS CARRYFORWARD
At March 31, 2001, the Portfolio had, for Federal income tax purposes, approximately $3,724,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amounts and expiration of the carryforwards are indicated below. Expiration occurs on March 31, of the year indicated:

                                                         2008          2009
===============================================================================
Carryforward amounts                                  $2,430,000    $1,294,000
===============================================================================



8.  Shares of Beneficial Interest
At March 31, 2001, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses related to the distribution of its shares.

At March 31, 2001, total paid-in capital amounted to the following for each class:

                                         Class A        Class B       Class L
===============================================================================
Total Paid-in Capital                 $154,891,069    $52,991,814   $14,006,331
===============================================================================




         28 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

Transactions in shares of each class were as follows:

                                 YEAR ENDED                    YEAR ENDED
                               MARCH 31, 2001                MARCH 31, 2000
                         -------------------------    -------------------------
                            SHARES        AMOUNT         SHARES        AMOUNT
-------------------------------------------------------------------------------
CLASS A
Shares sold               1,945,816   $ 25,380,437     3,691,646   $ 47,345,497
Shares issued
  on reinvestment           282,855      3,664,219       267,199      3,436,536
Shares reacquired        (1,941,240)   (25,017,111)   (3,715,684)   (47,640,592)
-------------------------------------------------------------------------------
Net Increase                287,431   $  4,027,545       243,161   $  3,141,441
===============================================================================

CLASS B
Shares sold                 620,453   $  8,104,390     1,371,065   $ 17,567,901
Shares issued
  on reinvestment            97,734      1,261,737       106,687      1,371,213
Shares reacquired        (1,418,769)   (18,364,270)   (1,616,174)   (20,654,677)
-------------------------------------------------------------------------------
Net Decrease               (700,582)  $ (8,998,143)     (138,422)  $ (1,715,563)
===============================================================================

CLASS L
Shares sold                 255,573   $  3,345,490       361,575   $  4,654,456
Shares issued
  on reinvestment            27,275        352,992        25,444        326,937
Shares reacquired          (255,799)    (3,291,304)     (275,391)    (3,520,624)
-------------------------------------------------------------------------------
Net Increase                 27,049   $    407,178       111,628   $  1,460,769
===============================================================================


         29 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

FINANCIAL HIGHLIGHTS


For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

CLASS A SHARES                                  2001(1)  2000(1)   1999(1)    1998     1997
===========================================================================================
NET ASSET VALUE, BEGINNING OF YEAR              $12.70   $13.70    $13.74   $13.16   $13.24
-------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                           0.69     0.69      0.69     0.72     0.73
  Net realized and unrealized gain (loss)         0.65    (1.01)     0.06     0.72    (0.03)
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               1.34    (0.32)     0.75     1.44     0.70
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                          (0.70)   (0.68)    (0.69)   (0.73)   (0.73)
  In excess of net investment income                --       --     (0.01)      --       --
  Net realized gains                                --       --     (0.09)   (0.13)   (0.05)
-------------------------------------------------------------------------------------------
Total Distributions                              (0.70)   (0.68)    (0.79)   (0.86)   (0.78)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $13.34   $12.70    $13.70   $13.74   $13.16
-------------------------------------------------------------------------------------------
TOTAL RETURN                                     10.83%   (2.25)%    5.56%   11.15%    5.44%
-------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)                $162     $151      $160     $143     $127
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(2)                                     0.73%    0.74%     0.73%    0.76%    0.85%
  Net investment income                           5.36     5.32      4.99     5.28     5.56
-------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                             27%      56%       43%      59%      62%
===========================================================================================

CLASS B SHARES                                  2001(1)  2000(1)   1999(1)    1998     1997
===========================================================================================
NET ASSET VALUE, BEGINNING OF YEAR              $12.70   $13.69    $13.73   $13.14   $13.23
-------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income                          0.62     0.62      0.62     0.65     0.65
   Net realized and unrealized gain (loss)        0.63    (1.00)     0.06     0.72    (0.01)
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               1.25    (0.38)     0.68     1.37     0.64
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                         (0.63)   (0.61)    (0.62)   (0.65)   (0.68)
   In excess of net investment income               --       --     (0.01)      --       --
   Net realized gains                               --       --     (0.09)   (0.13)   (0.05)
-------------------------------------------------------------------------------------------
Total Distributions                              (0.63)   (0.61)    (0.72)   (0.78)   (0.73)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $13.32   $12.70    $13.69   $13.73   $13.14
-------------------------------------------------------------------------------------------
TOTAL RETURN                                     10.14%   (2.70)%    5.01%   10.59%    4.91%
-------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)                 $53      $59       $66      $59      $51
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(3)                                    1.25%    1.26%     1.24%    1.28%    1.35%
   Net investment income                          4.84     4.80      4.48     4.76     4.93
-------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                             27%      56%       43%      59%      62%
===========================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) As a result of a voluntary expense limitation, the expense ratio will not exceed 0.85%.

(3) As a result of a voluntary expense limitation, the expense ratio will not exceed 1.35%.



         30 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:


CLASS L SHARES                                  2001(1)  2000(1)   1999(1)(2) 1998     1997
===========================================================================================
NET ASSET VALUE, BEGINNING OF YEAR              $12.70   $13.69    $13.74   $13.14   $13.22
-------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income                          0.61     0.61      0.61     0.64     0.65
   Net realized and unrealized gain (loss)        0.65    (1.00)     0.05     0.72    (0.01)
-------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               1.26    (0.39)     0.66     1.36     0.64
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                         (0.63)   (0.60)    (0.61)   (0.63)   (0.67)
   In excess of net investment income               --       --     (0.01)      --       --
   Net realized gains                               --       --     (0.09)   (0.13)   (0.05)
-------------------------------------------------------------------------------------------
Total Distributions                              (0.63)   (0.60)    (0.71)   (0.76)   (0.72)
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $13.33   $12.70    $13.69   $13.74   $13.14
-------------------------------------------------------------------------------------------
TOTAL RETURN                                     10.16%   (2.78)%    4.87%   10.51%    4.94%
-------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)                 $14      $13       $12       $9       $7
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Expenses(3)                                   1.31%    1.32%     1.31%    1.33%    1.40%
    Net investment income                         4.78     4.74      4.41     4.71     4.84
-------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                             27%      56%       43%      59%      62%
===========================================================================================



(1) Per share amounts have been calculated using the monthly average shares method.

(2)  On June 12, 1998, Class c shares were renamed Class l shares.

(3) As a result of a voluntary expense limitation, the expense ratio will not exceed 1.40%.

TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Portfolio hereby designates for the fiscal year ended March 31, 2001:

     o 100.00% of the dividends paid by the Portfolio from net investment income as tax exempt for regular Federal income tax purposes.

         31 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF SMITH BARNEY MUNI FUNDS:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Florida Portfolio ("Portfolio") of Smith Barney Muni Funds ("Fund") as of March 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio of the Fund as of March 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP
KPMG LLP

New York, New York
May 8, 2001

         32 Smith Barney Muni Funds | 2001 Annual Report to Shareholders

                                  SMITH BARNEY

                                   MUNI FUNDS

   TRUSTEES

   Lee Abraham
   Allan J. Bloostein
   Jane F. Dasher
   Donald R. Foley
   Richard E. Hanson, Jr.
   Paul Hardin
   Heath B. McLendon, Chairman
   Roderick C. Rasmussen
   John P. Toolan

   Joseph H. Fleiss, Emeritus

   OFFICERS

   Heath B. McLendon
   President and
   Chief Executive Officer

   Lewis E. Daidone
   Senior Vice President
   and Treasurer

   Peter M. Coffey
   Vice President

   Anthony Pace
   Controller

   Christina T. Sydor
   Secretary

INVESTMENT MANAGER
Smith Barney Fund
Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

CUSTODIAN
PFPC Trust Company

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

SMITH BARNEY MUNI FUNDS
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Muni Funds -- Florida Portfolio, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after June 30, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY MUNI FUNDS
Smith Barney Mutual Funds
7 World Trade Center
New York, New York 10048

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

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